UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450 Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT 4151 Amon Carter Boulevard, MD 2450 Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Annual Report

October 31, 2011

LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2011

Fellow Shareholders,

Some days it seems the best-kept secret of the past twelve months has been the U.S. equity market’s rise. This rise has occurred despite the ongoing waves of investor concern regarding the U.S. economy’s health and the realization that the European sovereign crisis has yet to find resolution.

With headlines focused on geopolitical and economic risks, the strengthening underlying fundamentals at many publicly traded companies—and their relatively attractive market valuations—have drawn less attention. This near-term myopia can create opportunities for fund companies like ours, where our sub-advisors manage with a longer-term perspective.

The market volatility also highlights the key benefit of our multi-manager approach—a strategy we feel can help smooth performance over time. The performance of the American Beacon Large Cap Value Fund reflects the results of manager diversification. It also reflects the American Beacon investment philosophy: that portfolios managed with a longer-term perspective tend to be better positioned for riding out episodes of economic and geopolitical turbulence.

For the twelve-month period ended October 31, 2011:

>> American Beacon Large Cap Value Fund (Institutional Class) returned 3.69%

At American Beacon, we remain focused on seeking opportunities and meeting market challenges to deliver the type of consistency in performance and service our shareholders value. We regard your trust in the American Beacon Funds as recognition that we are achieving these goals, and we appreciate your continued investment.

Recognition of our process has also come in the form of a 2010 Lipper Award. The American Beacon Large Cap Value Fund was cited by Lipper as the best fund in its category based on its 10-year performance.

For further details about the growing number of investment opportunities now available within the American Beacon Funds family, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

American Beacon Large Cap Value Fund (AMR Class) received the 2010 Lipper Fund Award as the best fund in its category over the 10 years ended December 31, 2009. It was number one out of 185 funds in the Large-Cap Value Funds category based on risk-adjusted returns. The Lipper Fund Awards are part of the Thomson Reuters Awards for Excellence, a global family of awards that celebrate exceptional performance throughout the professional investment community. The Thomson Reuters Awards for Excellence recognize the world’s top funds, fund management firms, sell-side firms, research analysts, and investor relations teams. The Thomson Reuters Awards for Excellence also include the Extel Survey Awards, the StarMine Analyst Awards, and the StarMine Broker Rankings. For more information, please contact markets.awards@thomsonreuters.com or visit excellence.thomsonreuters.com. Past performance is no guarantee of future results.

1

Domestic Equity Market Overview

October 31, 2011 (Unaudited)

For most of the 12 months ended October 31, 2011, the U.S. equity markets followed an upward path, driven by the strength of corporate balance sheets and robust corporate earnings. This rise occurred despite the volatility that prevailed throughout the world markets, as investors reacted to ongoing political uncertainty about the European sovereign debt crisis and to the inaction of U.S. politicians in addressing the weak domestic economic situation. The overall rise of equities also occurred despite increased correlations among stocks and the actions of worried investors who shifted between risk-seeking and risk-averse strategies.

The relative strength of the equity market lasted until May 2011, when investors turned more risk averse. This shift coincided with the onset of increasingly negative news from Europe and some weaker-than-expected macroeconomic news in the U.S. Meanwhile, policymakers in the U.S. reached an impasse on how to meet the country’s fiscal challenges, which further fed investor worries. A sharp selloff ensued.

Oversold equities rebounded in early October 2011 and received an additional boost late in the month when European policymakers agreed to a framework for addressing the Greek crisis. Consequently, the S&P 500 Index generated its best-performing month in nearly 20 years, pushing its 12-month return into positive territory (+8.1%).

As unsettling as the volatility has been, the S&P 500 Index has outperformed almost all of the major developed and emerging equity markets. Little more than two years ago, the S&P 500 Index bottomed below 700. Since then, it has doubled. That rise has been uneven–investors in small cap stocks have benefited far more than those holding large cap issues. This is especially true for the mega-cap stocks in the Financial, Technology and Health Care sectors. Consider that over the 12-month period ending October 31, 2011, the largest 10% of companies (in terms of market capitalization) in the Russell 1000 Value Index fell 1.4%. The entire universe returned 6.2%.

Overall, the U.S. economy continued to heal. Corporate strength was good, while low interest rates, a depressed dollar and moderately rising employment were supportive of a modest, ongoing recovery. Nevertheless, risk is still part of the equation. Credible action from Washington continues to be elusive and the implementation of Europe’s agreement–and its likelihood of success–remains uncertain. Other geopolitical and economic concerns also remain. Yet, there are a number of positive factors that seem underappreciated by the market at this point:

•	A lack of speculation in equities

•	Business inventories remain in balance

•	Corporate cash levels remain high

•	Corporate debt levels are low

•	Lackluster economic expectations are already priced into the market

•	Dividend payout ratios are low and have significant upside

We believe the dividends and earnings available to owners of equities are generous given current prices. They sufficiently compensate investors for the risks at hand. We remain keenly focused on identifying undervalued franchises with strong balance sheets exhibiting the ability and willingness to return capital to shareholders.

2

Performance Overview

American Beacon Large Cap Value FundSM

October 31, 2011 (Unaudited)

The Institutional Class of the Large Cap Value Fund (“Fund”) returned 3.69% for the twelve months ended October 31, 2011. The Fund underperformed the Russell 1000® Value Index (the “Index”) return of 6.16% and the Lipper Large-Cap Value Funds Index return of 4.27%.

Comparison of Change in Value of a $10,000 Investment for the Period from 10/31/01 through 10/31/11

	Annualized Total Returns Periods Ended 10/31/11			Value of $10,000
	1 Year	5 Years	10 Years	10/31/01- 10/31/11
Institutional Class(1,8)	3.69%	-1.51%	5.62%	$17,269
Y Class (1, 2, 8)	3.58%	-1.57%	5.59%	17,223
Investor Class(1,8)	3.30%	-1.82%	5.31%	16,771
Advisor Class(1,3,8)	3.11%	-2.02%	5.17%	16,547
Retirement Class (1,4,8)	2.86%	-2.16%	5.09%	16,423
A Class with sales charge (1,5,8)	-2.79%	-3.02%	4.67%	15,784
A Class without sales charge (1,5,8)	3.12%	-1.86%	5.29%	16,742
C Class with sales charge (1,6,8)	1.36%	-2.04%	5.19%	16,591
C Class without sales charge (1,6,8)	2.36%	-2.04%	5.19%	16,591
AMR Class(1,8)	3.94%	-1.27%	5.89%	17,718
Lipper Large-Cap Value Funds Index(7)	4.27%	-1.59%	3.34%	13,885
Russell 1000 Value Index (7)	6.16%	-2.05%	4.57%	15,636

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the
Institutional Class from 10/31/01 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/01.
3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/01 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/01. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than the actual returns shown for 2005.
4.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/01 through 5/31/05 and the Advisor Class from 6/1/05 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/01.
5.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/01 through 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/01. A Class shares have a maximum sales charge of 5.75%.
6.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/01 through 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/01. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
7.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index is a registered trademark of the Frank Russell Company. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

3

Performance Overview

American Beacon Large Cap Value FundSM

October 31, 2011 (Unaudited)

8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, and C Class shares was 0.60%, 0.71%, 0.97%, 1.11%, 1.38%, 1.07%, and 1.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily through stock selection, and to a lesser extent through sector allocation.

From a stock selection standpoint, the Fund’s holdings in the Financials sector detracted the most value relative to the Index. Companies in the Financials sector that had the greatest impact on the Fund’s underperformance were Banco Santander (down 14.9%), Citigroup (down 29.0%), and Wells Fargo (down 1.5%). The Fund’s holdings in the Industrials and Health Care sectors also hurt performance. PACCAR (down 16.9%) and Northrop Grumman (down 2.5%) were the largest detractors from performance in the Industrials sector. Cardinal Health (up 19.1%) and Hospira (down 5.3%) detracted the most relative value in the Health Care sector. Good stock selection in the Consumer Staples sector, where Diageo (up 16.4%) and Imperial Tobacco Group (up 17.7%) were the largest contributors, generated positive Fund returns.

An overweight in Information Technology, one of the poorer performing sectors in the Index, detracted value relative to the Index through sector allocation. This was somewhat offset by the Fund’s allocation to the Consumer Staples sector which on average, contributed to the Fund’s relative performance.

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings

% of Net Assets
JPMorgan Chase & Co.	3.5%
Wells Fargo & Co.	2.8%
ConocoPhillips	2.6%
Pfizer, Inc.	2.4%
Vodafone Group plc	2.3%
Hewlett-Packard Co.	2.1%
Microsoft Corp.	2.0%
Johnson & Johnson	2.0%
Bank of America Corp.	1.9%
AT&T, Inc.	1.7%

Sector Allocation

% of Equities
Financials	25.1%
Energy	12.1%
Information Technology	11.7%
Health Care	11.1%
Consumer Discretionary	9.7%
Industrials	9.5%
Consumer Staples	8.8%
Telecommunication Services	4.8%
Utilities	4.8%
Materials	2.4%

4

Fund Expenses

American Beacon Large Cap Value FundSM

October 31, 2011 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11
Institutional Class
Actual	$1,000.00	$900.43	$2.83
Hypothetical **	$1,000.00	$1,022.23	$3.01

Y Class
Actual	$1,000.00	$899.66	$3.30
Hypothetical **	$1,000.00	$1,021.73	$3.52

Investor Class
Actual	$1,000.00	$898.60	$4.55
Hypothetical **	$1,000.00	$1,020.42	$4.84

Advisor Class
Actual	$1,000.00	$897.78	$5.21
Hypothetical **	$1,000.00	$1,019.71	$5.55

Retirement Class
Actual	$1,000.00	$896.42	$6.79
Hypothetical **	$1,000.00	$1,018.05	$7.22

A Class
Actual	$1,000.00	$897.37	$5.83
Hypothetical **	$1,000.00	$1,019.06	$6.21

C Class
Actual	$1,000.00	$894.81	$8.88
Hypothetical **	$1,000.00	$1,015.83	$9.45

AMR Class
Actual	$1,000.00	$901.73	$1.58
Hypothetical **	$1,000.00	$1,023.54	$1.68

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.59%, 0.69%, 0.95%, 1.09%, 1.42%, 1.22%, 1.86%, and 0.33% for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Large Cap Value Fund (one of the funds constituting the American Beacon Funds) (collectively, the “Fund”), as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Large Cap Value Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles

Dallas, Texas

December 29, 2011

6

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
COMMON STOCK - 94.93%
CONSUMER DISCRETIONARY - 8.78%
Auto Components - 0.84%
Johnson Controls, Inc.	1,215,725	$40,034
Magna International, Inc.	703,000	26,819

		66,853

Automobiles - 0.67%
General Motors Co.A	2,058,943	53,224

Hotels, Restaurants & Leisure - 0.75%
Carnival Corp.	1,464,500	51,565
McDonald’s Corp.	39,691	3,685
Wyndham Worldwide Corp.	132,880	4,474

		59,724

Household Durables - 0.63%
D.R. Horton, Inc.	1,913,700	21,298
Lennar Corp., Class A	1,101,000	18,211
Pulte Group, Inc.	215,040	1,114
Stanley Black & Decker, Inc.	156,484	9,992

		50,615

Leisure Equipment & Products - 0.10%
Hasbro, Inc.	210,477	8,011

Media - 2.33%
CBS Corp., Class BB	1,024,400	26,440
Comcast Corp., Class A	2,373,640	54,594
Comcast Corp., Class A, SpecialB	1,101,300	25,825
Omnicom Group, Inc.	207,557	9,232
The Interpublic Group of Cos., Inc.	2,918,100	27,664
The Walt Disney Co.	323,615	11,288
Time Warner Cable, Inc.	363,900	23,177
Viacom, Inc., Class B	177,730	7,793

		186,013

Multiline Retail - 1.05%
JC Penney Co. Inc	1,397,400	44,828
Kohl’s Corp.	57,462	3,046
Target Corp.	656,030	35,918

		83,792

Specialty Retail - 2.41%
Advance Auto Parts, Inc.	76,106	4,952
Best Buy Co. Inc	1,071,400	28,103
RadioShack Corp.	1,028,100	12,245
Staples, Inc.	1,838,757	27,508
The Gap, Inc.	5,173,600	97,781
The Home Depot, Inc.	626,367	22,424

		193,013

Total Consumer Discretionary		701,245

CONSUMER STAPLES - 8.40%
Beverages - 2.08%
Diageo plc, ADRC	981,436	81,341
PepsiCo, Inc.	1,339,620	84,329

		165,670

Food & Drug Retailing - 2.52%
CVS Caremark Corp.	1,494,693	54,257
Safeway, Inc.	988,000	19,138
The Kroger Co.	1,057,900	24,522
Wal-Mart Stores, Inc.	1,831,960	103,909

		201,826

	Shares	Fair Value
		(000’s)
Food Products - 0.51%
General Mills, Inc.	326,865	$12,594
Kellogg Co.	96,109	5,210
Kraft Foods, Inc., Class A	317,200	11,159
Nestle S.A., ADRC	173,372	10,014
The JM Smucker Co.	19,837	1,528

		40,505

Household Products - 0.19%
Kimberly-Clark Corp.	155,100	10,812
The Procter & Gamble Co.	63,249	4,047

		14,859

Tobacco - 3.10%
Altria Group, Inc.	1,598,622	44,042
Imperial Tobacco Group plc, ADRC	985,800	71,964
Philip Morris International, Inc.	1,817,481	126,988
Reynolds American, Inc.	128,445	4,968

		247,962

Total Consumer Staples		670,822

ENERGY - 11.54%
Energy Equipment & Services - 0.24%
Cobalt International Energy, Inc.A	1,400,100	14,449
Transocean Ltd.	81,771	4,673

		19,122

Oil & Gas - 11.30%
Apache Corp.	103,591	10,321
BP plc, ADRC	2,489,400	109,982
Chevron Corp.	845,757	88,847
ConocoPhillips	3,003,596	209,199
EOG Resources, Inc.	44,076	3,942
Exxon Mobil Corp.	677,056	52,871
Hess Corp.	54,829	3,430
Marathon Oil Corp.	1,575,100	41,000
Marathon Petroleum Corp.	363,650	13,055
Occidental Petroleum Corp.	974,948	90,612
Royal Dutch Shell plc, ADRC	1,722,200	122,968
Spectra Energy Corp.	3,266,400	93,517
Total S.A., ADRC	1,190,500	62,263

		902,007

Total Energy		921,129

FINANCIALS - 23.93%
Banks - 8.13%
Bank of America Corp.	22,222,642	151,781
Fifth Third Bancorp	1,790,100	21,499
KeyCorp	3,476,774	24,546
PNC Financial Services Group, Inc.	2,240,053	120,313
SunTrust Banks, Inc.	2,630,590	51,902
The Bank of New York Mellon Corp.	1,795,237	38,203
Wells Fargo & Co.	8,707,001	225,597
Zions Bancorporation	869,100	15,088

		648,929

Diversified Financials - 9.30%
American Express Co.	1,744,200	88,291
BlackRock, Inc.	48,814	7,702
Capital One Financial Corp.	1,581,100	72,193
Citigroup, Inc.	2,980,476	94,153
Franklin Resources, Inc.	18,230	1,944
JPMorgan Chase & Co.	8,024,824	278,943
Mastercard, Inc., Class A	17,094	5,936

See accompanying notes

7

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
Moody’s Corp.	85,020	$3,017
Morgan Stanley	3,993,500	70,445
SLM Corp.	2,583,300	35,314
State Street Corp.	956,424	38,630
The Goldman Sachs Group, Inc.	409,917	44,906

		741,474

Insurance - 5.47%
ACE Ltd.	506,426	36,539
American International Group, Inc.	1,821,900	44,983
Aon Corp.	173,746	8,100
Genworth Financial, Inc., Class A	1,056,800	6,742
Hartford Financial Services Group, Inc.	1,382,950	26,622
Lincoln National Corp.	450,000	8,573
MetLife, Inc.	2,900,300	101,974
Prudential Financial, Inc.	417,588	22,633
The Allstate Corp.	3,100,000	81,653
The Chubb Corp.	93,610	6,277
The Travelers Cos., Inc.	613,829	35,817
XL Group plc	2,608,400	56,707

		436,620

Real Estate - 1.03%
Annaly Capital Management, Inc.D	3,195,400	53,843
Chimera Investment Corp.D	9,369,200	28,201

		82,044

Total Financials		1,909,067

HEALTH CARE - 10.60%
Biotechnology - 0.55%
Amgen, Inc.	771,000	44,155

Health Care Equipment & Supplies - 1.96%
Baxter International, Inc.	1,328,400	73,034
Becton Dickinson and Co.	98,045	7,670
Covidien plc	135,300	6,365
Medtronic, Inc.	1,662,379	57,751
St Jude Medical, Inc.	168,766	6,582
Thermo Fisher Scientific, Inc.	105,720	5,315

		156,717

Health Care Providers & Services - 0.89%
Quest Diagnostics, Inc.	530,202	29,585
WellPoint, Inc.	599,400	41,299

		70,884

Pharmaceuticals - 7.20%
Abbott Laboratories	287,429	15,484
Eli Lilly & Co.	856,800	31,839
Johnson & Johnson	2,496,701	160,763
Merck & Co. Inc	3,233,755	111,565
Novartis AG, ADRC	478,800	27,038
Pfizer, Inc.	10,077,287	194,088
Roche Holding AG, ADRC	105,111	4,299
Sanofi, ADRC	828,700	29,626

		574,702

Total Health Care		846,458

INDUSTRIALS - 9.04%
Aerospace & Defense - 3.26%
Huntington Ingalls Industries, Inc.A	135,654	4,002
Lockheed Martin Corp.	1,218,786	92,505
Northrop Grumman Corp.	786,347	45,412
Raytheon Co.	1,419,600	62,732
The Boeing Co.	578,800	38,079

	Shares	Fair Value
		(000’s)
United Technologies Corp.	234,775	$18,308

		261,038

Air Freight & Couriers - 0.47%
FedEx Corp.	457,600	37,445

Commercial Services & Supplies - 0.05%
The Dun & Bradstreet Corp.	59,871	4,003

Construction & Engineering - 0.02%
Fluor Corp.	29,852	1,697

Industrial Conglomerates - 2.95%
3M Co.	743,304	58,736
General Electric Co.	5,623,500	93,969
Honeywell International, Inc.	1,435,938	75,243
Tyco International Ltd.	157,300	7,165

		235,113

Machinery - 2.23%
Cummins, Inc.	322,800	32,096
Danaher Corp.	191,767	9,272
Eaton Corp.	98,824	4,429
Illinois Tool Works, Inc.	730,700	35,534
ITT Corp.	1,085,200	49,486
PACCAR, Inc.	1,086,200	46,967

		177,784

Road & Rail - 0.06%
Canadian National Railway Co.	60,428	4,739

Total Industrials		721,819

INFORMATION TECHNOLOGY - 11.18%
Communications Equipment - 1.18%
Cisco Systems, Inc.	2,760,914	51,159
Corning, Inc.	3,019,700	43,152

		94,311

Computers & Peripherals - 4.86%
Apple, Inc.	151,770	61,433
Hewlett-Packard Co.	6,180,169	164,455
International Business Machines Corp.	624,616	115,323
Seagate Technology plc	2,949,700	47,638

		388,849

Electronic Equipment & Instruments - 0.74%
Avnet, Inc.	1,101,600	33,390
TE Connectivity Ltd.	719,900	25,592

		58,982

IT Consulting & Services - 0.28%
Accenture plc, Class A	270,778	16,317
Fiserv, Inc.A	21,650	1,275
The Western Union Co.	255,704	4,467

		22,059

Semiconductor Equipment & Products - 0.48%
ASML Holding N.V.	80,580	3,379
Intel Corp.	1,413,587	34,689

		38,068

Software - 3.64%
CA, Inc.	2,912,403	63,083
Microsoft Corp.	6,047,400	161,042
Oracle Corp.	2,023,504	66,310

		290,435

Total Information Technology		892,704

See accompanying notes

8

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
MATERIALS - 2.32%
Chemicals - 1.27%
Air Products & Chemicals, Inc.	359,758	$30,990
EI du Pont de Nemours & Co.	531,900	25,568
PPG Industries, Inc.	263,629	22,780
The Dow Chemical Co.	554,600	15,462
The Sherwin-Williams Co.	73,116	6,047

		100,847

Metals & Mining - 1.05%
ArcelorMittal	1,136,950	23,569
Newmont Mining Corp.	683,700	45,692
United States Steel Corp.	580,200	14,714

		83,975

Total Materials		184,822

TELECOMMUNICATION SERVICES - 4.61%
Diversified Telecommunication Services - 2.29%
AT&T, Inc.	4,496,689	131,797
Verizon Communications, Inc.	1,377,786	50,951

		182,748

Wireless Telecommunication Services - 2.32%
Vodafone Group plc, ADRC	6,660,384	185,426

Total Telecommunication Services		368,174

UTILITIES - 4.53%
Electric Utilities - 4.31%
CenterPoint Energy, Inc.	2,920,400	60,861
Dominion Resources, Inc.	1,115,600	57,554
Edison International	826,200	33,544
Entergy Corp.	403,800	27,931
Exelon Corp.	1,476,300	65,533
PG&E Corp.	193,654	8,308
PPL Corp.	835,695	24,544
Public Service Enterprise Group, Inc.	1,954,376	65,862

		344,137

Multi-Utilities - 0.22%
Duke Energy Corp.	503,990	10,292
Xcel Energy, Inc.	267,400	6,912

		17,204

Total Utilities		361,341

Total Common Stock (Cost $7,725,891)		7,577,581

PREFERRED STOCK - 0.47%
CONSUMER DISCRETIONARY - 0.46%
General Motors Co.	878,825	36,524

UTILITIES - 0.01%
PPL Corp.	18,398	1,046

Total Preferred Stock (Cost $45,491)		37,570

SHORT-TERM INVESTMENTS- 3.55%
American Beacon U.S. Government Money Market Select FundE	25,000,000	25,000
JPMorgan U.S. Government Money Market Fund	258,181,783	258,182

Total Short-Term Investments (Cost $283,182)		283,182

Fair Value
(000’s)
TOTAL INVESTMENTS - 98.95% (Cost $8,054,564)	7,898,333
OTHER ASSETS, NET OF LIABILITIES - 1.05%	84,041

TOTAL NET ASSETS - 100.00%	$7,982,374

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Non-voting participating shares.
C	ADR - American Depositary Receipt.
D	REIT - Real Estate Investment Trust.
E	This Fund is affiliated by having the same investment advisor.

See accompanying notes

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2011

Futures Contracts
(000’s)
	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Mini E Index Future	4,428	December , 2011	$276,595	$13,366

			$276,595	$13,366

See accompanying notes

10

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2011 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair valueA	$7,873,333
Investments in affiliated securities, at fair valueB	25,000
Deposit with brokers for futures contracts	17,660
Receivable for investments sold	36,570
Dividends and interest receivable	8,470
Receivable for fund shares sold	79,300
Receivable for tax reclaims	584
Receivable for expense reimbursement (Note 2)	4
Prepaid expenses	90

Total assets	8,041,011

Liabilities:
Payable for investments purchased	21,692
Payable for fund shares redeemed	21,053
Payable for variation margin on open futures contracts	6,980
Management and investment advisory fees payable (Note 2)	5,455
Administrative service and service fees payable (Note 2)	2,516
Professional fees payable	47
Other liabilities	894

Total liabilities	58,637

Net assets	$7,982,374

Analysis of Net Assets:
Paid-in-capital	$9,448,068
Undistributed net investment income	134,981
Accumulated net realized loss	(1,457,810)
Unrealized depreciation of investments and futures contracts	(142,865)

Net assets	$7,982,374

Shares outstanding (no par value):
Institutional Class	178,078,737

Y Class	7,133,081

Investor Class	209,102,452

Advisor Class	7,274,743

Retirement Class	57,433

A Class	218,885

C Class	74,030

AMR Class	30,244,207

Net asset value, offering and redemption price per share:
Institutional Class	$18.99

Y Class	$18.92

Investor Class	$17.99

Advisor Class	$17.83

Retirement Class	$17.74

A Class (net asset value and redemption price)	$18.01

A Class (offering price)	$19.11

C Class	$17.95

AMR Class	$18.81

A Cost of investments in unaffiliated securities	$8,029,564
B Cost of investments in affiliated securities	$25,000

See accompanying notes

11

American Beacon Large Cap Value FundSM

Statement of Operations

For the Year Ended October 31, 2011 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)*	$219,124
Dividend income from affiliated securities	29
Interest income	20

Total investment income	219,173

Expenses:
Management and investment advisory fees (Note 2)	20,128
Administrative service fees (Note 2):
Institutional Class	10,866
Y Class	180
Investor Class	12,823
Advisor Class	414
Retirement Class	2
A Class	11
C Class	2
AMR Class	279
Transfer agent fees:
Institutional Class	158
Y Class	9
Investor Class	187
Advisor Class	8
A Class	2
C Class	4
AMR Class	17
Custody and fund accounting fees	989
Professional fees	292
Registration fees and expenses	159
Service fees (Note 2):
Y Class	60
Investor Class	15,656
Advisor Class	345
Retirement Class	1
A Class	4
C Class	1
Distribution fees (Note 2):
Advisor Class	345
Retirement Class	3
A Class	7
C Class	6
Prospectus and shareholder reports	872
Insurance fees	195
Trustee fees	626
Other expenses	591

Total expenses	65,242

Net fees waived and expenses reimbursed by Manager (Note 2)	(4)

Net expenses	65,238

Net investment income	153,935

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	551,073
Commission recapture (Note 3)	201
Futures contracts	48,025
Change in net unrealized appreciation or depreciation of:
Investments	(472,296)
Futures contracts	(6,915)

Net gain on investments	120,088

Net increase in net assets resulting from operations	$274,023

* Foreign taxes	$1,100

See accompanying notes

12

American Beacon Large Cap Value FundSM

Statement of Changes of Net Assets (in thousands)

	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$153,935	$115,549
Net realized gain (loss) on investments and futures contracts	599,299	(62,309)
Change in net unrealized appreciation or depreciation of investments and futures contracts	(479,211)	992,998

Net increase in net assets resulting from operations	274,023	1,046,238

Distributions to Shareholders:
Net investment income:
Institutional Class	(47,237)	(40,440)
Y Class	(27)	(15)
Investor Class	(48,747)	(61,616)
Advisor Class	(1,398)	(1,747)
A Class	(13)	—
C Class	(1)	—
AMR Class	(8,633)	(10,649)

Net distributions to shareholders	(106,056)	(114,467)

Capital Share Transactions:
Proceeds from sales of shares	1,902,054	2,598,273
Reinvestment of dividends and distributions	101,485	109,446
Cost of shares redeemed	(2,384,873)	(2,099,289)

Net increase (decrease) in net assets from capital share transactions	(381,334)	608,430

Net increase (decrease) in net assets	(213,367)	1,540,201

Net Assets:
Beginning of period	8,195,741	6,655,540

End of Period *	$7,982,374	$8,195,741

* Includes undistributed net investment income of	$134,981	$86,896

See accompanying notes

13

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 20 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Large Cap Value Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Prouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitles and obligates a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles, (“U.S. GAAP”) and International Financial Reporting Standards (IFRSs). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements has not been determined.

14

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2011

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to unaffiliated investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2011 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
0.175%-0.65%	$20,128	$15,811	$4,317

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, and Retirement Classes of the Fund, 0.40% of the average daily net assets of the A and C Classes of the Fund, and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor, and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

15

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2011

Investment in Affiliated Funds

The Fund may invest in the American Beacon Money Market Select Fund and the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”), (collectively the “Select Funds”). The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee of 0.09% of its average daily net assets of the Select Funds. During the year ended October 31, 2011, the Manager earned fees from the Select Funds totaling $41,493 on the Fund’s direct investment in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2011, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2011, the Manager voluntarily reimbursed $4,264 for the C Class which was receivable at October 31, 2011. A liability has not been booked as the Manager does not intend to seek repayment of this reimbursement.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

16

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2011

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

17

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2011

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is

18

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2011

intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2011, the investments were classified as described below: (in thousands)

	Level 1	Level 2	Level 3	Total
Common Stock	$7,577,581	$—	$—	$7,577,581
Preferred Stock	37,570	—	—	37,570
Short-Term Investments	283,182	—	—	283,182

Total Investments in Securities	$7,898,333	$—	$—	$7,898,333

Futures Contracts	$13,366	—	—	$13,366

As of October 31, 2011, there were no significant transfers into or out of any level.

4. Securities and Other Investments

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and

19

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2011

from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2011 (in thousands):

Statement of Assets and Liabilities	Derivatives		Fair Value
Unrealized appreciation of investments and futures contracts	Equity Contracts	*	$13,366

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2011 (in thousands):

Statement of Operations	Derivatives	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$48,025
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	$(6,915)

*	Includes cumulative appreciation or depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows (in thousands):

	Year Ended October 31, 2011	Year Ended October 31, 2010
Distributions paid from:
Ordinary income*
Institutional Class	$47,237	$40,440
Y Class	27	15
Investor Class	48,747	61,616
Advisor Class	1,398	1,747
A Class	13	—
C Class	1	—
AMR Class	8,633	10,649

Total distributions paid	$106,056	$114,467

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2011

As of October 31, 2011, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$8,315,861

Unrealized appreciation	648,132
Unrealized depreciation	(1,065,660)

Net unrealized appreciation or depreciation	(417,528)
Undistributed ordinary income	134,981
Accumulated long-term gain or loss	(1,196,547)
Other temporary differences	13,400

Distributable earnings or deficit	$(1,465,694)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains or losses on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains or losses under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from Section 732 basis adjustments that have been reclassified as of October 31, 2011 (in thousands):

Paid-in-capital	$(200)
Undistributed net investment income (loss)	206
Accumulated net realized gain (loss)	(6)
Unrealized appreciation (depreciation) of investments and futures contracts	—

At October 31, 2011 the capital loss carry forward positions for federal income tax purposes were $456,315, $684,423, and $42,443 expiring in 2016, 2017, and 2018 respectively. The Fund utilized $588,377 of net capital loss carryovers for the year ended October 31, 2011. (in thousands)

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended October 31, 2011 were (in thousands) $7,438,089 and $7,666,782, respectively.

A summary of the Fund’s direct ownership and transactions in the USG Select Fund for the year ended October 31, 2011 is set forth below (in thousands):

Affiliate	October 31, 2010 Shares/Fair Value	Purchases	Sales	October 31, 2011 Shares/Fair Value
USG Select Fund	$60,000	$90,000	$125,000	$25,000

21

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2011

8. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended October 31, 2011

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,716	$774,595	7,497	$151,632	45,467	$843,177	1,548	$28,674
Reinvestment of dividends	2,273	44,274	1	27	2,547	47,168	75	1,372
Shares redeemed	(45,266)	(866,688)	(480)	(9,076)	(74,020)	(1,366,606)	(1,681)	(30,880)

Net increase (decrease) in shares outstanding	(3,277)	$(47,819)	7,018	$142,583	(26,006)	$(476,261)	(58)	$(834)

	Retirement Class		AMR Class		A Class		C Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	63	$1,138	5,137	$97,647	210	$3,855	73	$1,336
Reinvestment of dividends	—	—	448	8,633	1	11	—	—
Shares redeemed	(6)	(109)	(5,724)	(110,845)	(38)	(650)	(1)	(19)

Net increase (decrease) in shares outstanding	57	$1,029	(139)	$(4,565)	173	$3,216	72	$1,317

Year Ended October 31, 2010

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	67,332	$1,191,741	199	$3,527	80,103	$1,343,174	1,315	$21,942
Reinvestment of dividends	2,134	36,957	1	15	3,645	60,109	105	1,716
Shares redeemed	(24,252)	(425,661)	(85)	(1,472)	(93,570)	(1,565,806)	(1,557)	(26,092)

Net increase (decrease) in shares outstanding	45,214	$803,037	115	$2,070	(9,822)	$(162,523)	(137)	$(2,434)

	Retirement Class		AMR Class		A Class		C Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$1	2,145	$37,065	46	$786	2	$37
Reinvestment of dividends	—	—	623	10,649	—	—	—	—
Shares redeemed	—	—	(4,647)	(80,258)	—	—	—	—

Net increase (decrease) in shares outstanding	—	$1	(1,879)	$(32,544)	46	$786	2	$37

22

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23

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,		August 3 to October 31, 2009
	2011G	2010	2009	2008	2007	2011G	2010
Net asset value, beginning of period	$18.56	$16.32	$15.01	$26.03	$23.77	$18.49	$16.32	$15.59

Income from investment operations:
Net investment incomeA	0.39	0.32	0.35	0.51	0.40	0.37	0.29	0.06
Net gains (losses) on securities (both realized and unrealized)	0.30	2.22	1.40	(10.41)	2.78	0.30	2.22	0.67

Total income (loss) from investment operations	0.69	2.54	1.75	(9.90)	3.18	0.67	2.51	0.73

Less distributions:
Dividends from net investment income	(0.26)	(0.30)	(0.44)	(0.41)	(0.31)	(0.24)	(0.34)	—
Distributions from net realized gains on securities	—	—	—	(0.71)	(0.61)	—	—	—

Total distributions	(0.26)	(0.30)	(0.44)	(1.12)	(0.92)	(0.24)	(0.34)	—

Net asset value, end of period	$18.99	$18.56	$16.32	$15.01	$26.03	$18.92	$18.49	$16.32

Total return B	3.69%	15.68%	12.41%	(39.59)%	13.76%	3.58%	15.50%	4.68	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,380,918	$3,366,011	$2,221,162	$2,038,539	$2,493,451	$134,968	$2,123	$1
Ratios to average net assets (annualized):
Expenses, before waivers	0.58%	0.59%	0.61%	0.58%	0.59%	0.69%	0.70%	0.68	%E
Expenses, net of waivers	0.58%	0.59%	0.61%	0.58%	0.59%	0.69%	0.70%	0.68	%E
Net investment income (loss), before waivers	1.96%	1.73%	2.36%	2.19%	1.82%	1.88%	1.51%	1.58	%E
Net investment income, net of waivers	1.96%	1.73%	2.36%	2.19%	1.82%	1.88%	1.51%	1.58	%E
Portfolio turnover rate	90%	28%	27%	28%	20%	90%	28%	27	%C

A

For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
G	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

24

American Beacon Large Cap Value Fund

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					Advisor Class					Retirement Class				A Class
Year Ended October 31,					Year Ended October 31,					Year Ended October 31,		May 1 to October 31, 2009		Year ended October 31, 2011G
2011G	2010	2009	2008	2007	2011G	2010	2009	2008	2007	2011G	2010
$17.61	$15.51	$14.29	$24.83	$22.74	$17.47	$15.39	$14.19	$24.70	$22.64	$17.32	$15.36	$12.66		$17.61

0.30	0.23	0.28	0.41	0.35	0.27	0.21	0.26	0.32	0.28	0.20	0.18	0.08		0.24
0.29	2.12	1.34	(9.88)	2.63	0.28	2.10	1.32	(9.79)	2.62	0.30	2.07	2.62		0.31

0.59	2.35	1.62	(9.47)	2.98	0.55	2.31	1.58	(9.47)	2.90	0.50	2.25	2.70		0.55

(0.21)	(0.25)	(0.40)	(0.36)	(0.28)	(0.19)	(0.23)	(0.38)	(0.33)	(0.23)	(0.08)	(0.29)	—		(0.15)
—	—	—	(0.71)	(0.61)	—	—	—	(0.71)	(0.61)	—	—	—		—

(0.21)	(0.25)	(0.40)	(1.07)	(0.89)	(0.19)	(0.23)	(0.38)	(1.04)	(0.84)	(0.08)	(0.29)	—		(0.15)

$17.99	$17.61	$15.51	$14.29	$24.83	$17.83	$17.47	$15.39	$14.19	$24.70	$17.74	$17.32	$15.36		$18.01

3.30%	15.27%	11.99%	(39.72)%	13.46%	3.11%	15.14%	11.81%	(39.87)%	13.16%	2.86%	14.78%	21.33	%D	3.12%

$3,761,691	$4,140,584	$3,798,632	$3,594,565	$5,198,835	$129,739	$128,080	$114,945	$99,416	$99,854	$1,019	$2	$1		$3,942

0.95%	0.96%	0.93%	0.83%	0.83%	1.08%	1.10%	1.12%	1.08%	1.08%	1.39%	1.37%	1.37	%E	1.16%
0.95%	0.96%	0.93%	0.83%	0.83%	1.08%	1.10%	1.10%	1.08%	1.08%	1.39%	1.37%	1.37	%E	1.16%
1.59%	1.36%	2.05%	1.94%	1.59%	1.46%	1.23%	1.84%	1.69%	1.32%	1.06%	0.95%	1.15	%E	1.37%
1.59%	1.36%	2.05%	1.94%	1.59%	1.46%	1.23%	1.86%	1.69%	1.32%	1.06%	0.95%	1.15	%E	1.37%
90%	28%	27%	28%	20%	90%	28%	27%	28%	20%	90%	28%	27	%C	90%

25

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class		AMR Class					C Class
	May 17 to October 31, 2010		Year Ended October 31,					Year ended October 31, 2011G	September 1 to October 31, 2010
			2011G	2010	2009	2008	2007
Net asset value, beginning of period	$16.93		$18.37	$16.14	$14.88	$25.80	$23.55	$17.58	$16.17

Income from investment operations:
Net investment income (loss)A	0.03		0.41	0.34	0.37	0.51	0.45	0.10	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.65		0.32	2.22	1.38	(10.26)	2.76	0.32	1.42

Total income (loss) from investment operations	0.68		0.73	2.56	1.75	(9.75)	3.21	0.42	1.41

Less distributions:
Dividends from net investment income	—		(0.29)	(0.33)	(0.49)	(0.46)	(0.35)	(0.05)	—
Distributions from net realized gains on securities	—		—	—	—	(0.71)	(0.61)	—	—

Total distributions	—		(0.29)	(0.33)	(0.49)	(1.17)	(0.96)	(0.05)	—

Net asset value, end of period	$17.61		$18.81	$18.37	$16.14	$14.88	$25.80	$17.95	$17.58

Total return B	4 02	%D	3.94%	16.04%	12.59%	(39.43)%	14.03%	2.36%	8.72	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$814		$568,768	$558,089	$520,799	$497,127	$972,260	$1,329	$38
Ratios to average net assets (annualized):
Expenses, before waivers	1.06	%E	0.33%	0.34%	0.36%	0.32%	0.32%	2.54%	2.14	%E
Expenses, net of waivers	1.06	%E	0.33%	0.34%	0.36%	0.32%	0.32%	1.84%	1.87	%E
Net investment income (loss), before waivers	1.09	%E	2.21%	1.98%	2.62%	2.44%	2.13%	(0.01)%	(0.76	)%E
Net investment income, net of waivers	1.09	%E	2.21%	1.98%	2.62%	2.44%	2.13%	0.68%	(0.50	)%E
Portfolio turnover rate	28	%F	90%	28%	27%	28%	20%	90%	28	%F

A

For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
G	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

26

American Beacon Funds

Privacy Policy & Federal Tax Information

October 31, 2011 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2010, which is designated as qualifying for the dividends-received deduction, was 77.92%.

For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2010, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003 was 100%.

Shareholders will receive notification in January 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

27

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements (Unaudited)

Disclosure Regarding Renewal and Approval of Management Agreement and Investment Advisory Agreements

At its May 26, 2011 meeting, the Board of Trustees (“Board”) considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust (collectively the “Funds”) and each Investment Advisory Agreement between the Manager and a subadvisor (“Investment Advisory Agreements” and collectively with the Management Agreement, the “Agreements”). In preparation for the Board’s consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 11, 2011 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•	a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

•

an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•	a description of any payments by the subadvisers to the manager to support the Funds’ marketing efforts;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•

a discussion regarding the firm’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm’s methodology for obtaining best execution and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

•	a certification by the firm regarding the reasonable design of its compliance program;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

28

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements (Unaudited)

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fees and expense ratios for comparable mutual funds;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 11, 2011 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 26, 2011 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to All Funds

In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 26, 2011 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s generally favorable long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to increase assets in the Funds as demonstrated, for example, by the continued increase in sales personnel; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; the Manager’s commitment to increasing headcount and training employees in conjunction with product expansion; and efforts made by the Manager to retain key employees.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

29

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements (Unaudited)

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Large Cap Value Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Funds stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Funds. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Large Cap Value Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager’s representation that assets in the Funds’ complex increased during 2010, primarily due to market appreciation.

In addition, the Board noted the Manager’s representation that, many of the Funds enjoy the primary benefit of economies of scale because low comparable fee levels are already reflected in the current level of management & administration fees charged by the Manager, the current fee structure already provides an adequate mechanism for the sharing of economies of scale with shareholders and due to the existing low cost structure of the Funds that further breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager will use the Large Cap Value Fund model in managing its collective investment trust.

In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Fund did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31, 2010.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.
Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper peer universe median. References to the Lipper expense universe below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

Additional Considerations and Conclusions with Respect to the Large Cap Value Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Large Cap Value Fund outperformed the peer universe median for the one-, three-, five-, and ten-year periods ended March 31, 2011 and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper universe.

30

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements (Unaudited)

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, and Hotchkis, the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the three-, five- and ten-year periods ended March 31, 2011, but underperformed for the one-year period; (2) Brandywine outperformed the peer universe median for the ten-year period ended March 31, 2011, but underperformed for the one-, three- and five-year periods; (3) Hotchkis outperformed the peer universe median for the one-, three- and ten-year periods ended March 31, 2011, but underperformed for the three- year period; (5) each of the Fund’s subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each of the subadvisor’s clients, but there is little or no impact to the Fund; and (6) the Manager’s recommendation to continue to retain each subadvisor.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Large Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Value Fund.

31

Trustees and Officers of the American Beacon Funds

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES

Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (74)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, Center Point Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust Funds (1996-Present).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (67)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Brenda A. Cline (50)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, Trinity Valley School (2003-2004); Member; Trinity Valley School Endowment Committee (2004-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Eugene J. Duffy (57)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

32

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Thomas M. Dunning (69)	Trustee since 2008	Non-Executive Chairman (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Board Member, Baylor Health Care System Foundation (2007-present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-present); Board Member, John Tower Center for Political Studies/SMU (2008-Present); Board Member, University of Texas Development Board (2008-Present); Board Member, BancTec (2010 - Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Richard A. Massman (68)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-2011) and Director (2005-2011), The Dallas Opera Foundation; Chairman (2006-2010) and Director (2005-2009), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Director, The Retina Foundation of the Southwest (2000-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

R. Gerald Turner (65) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust Funds (2001-Present).

Paul J. Zucconi,CPA (71)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community services and products) (2010-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term One Year

Gene L. Needles, Jr. (56)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings Inc.; President (2009-Present), American Beacon Mileage Funds; President (2009-Present), American Beacon Select Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

33

Trustees and Officers of the American Beacon Funds

(Unaudited)

William F. Quinn** (63)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman and Director (2008-Present), Lighthouse Holdings, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009), Director, Hicks Acquisition II, Inc. (2010-Present); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); the Independent Trustee, National Railroad Retirement Investment Trust (2011-Present); Trustee (1995-2008) and President (1995-2007, 2008-2009), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds, plc (2007-2009).

Rosemary K. Behan (52)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, U.S. Securities and Exchange Commission, (1995-2004).

Brian E. Brett (51)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment adviser) (1996-2004).

Wyatt Crumpler (45)	VP since 2007	Vice President, Asset Management (2009-Present) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Erica Duncan (41)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (57)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (50)	Treasurer since 2010	Vice President, Finance and Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.

Terri L. McKinney (47)	VP since 2010	Vice-President, Enterprise Services (2009-Present), Managing Director (2003-2009), and Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; President, Board of Trustees (2010-Present), Vice-President, Board of Trustees (2008-2010), and Trustee (2006-2008), Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (36)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (48)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (40)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

34

Trustees and Officers of the American Beacon Funds

(Unaudited)

John J. Okray (37)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Vice President, Oppenheimer Funds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), Senior Tax Analyst (1999-2004), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

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37

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor, Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.	AR 10/11

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon
FUNDS℠

Annual Report

October 31, 2011

SMALL CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

American Beacon Funds	October 31, 2011

Fellow Shareholders,

Some days it seems the best-kept secret of the past twelve months has been the U.S. equity market’s rise. This rise has occurred despite the ongoing waves of investor concern regarding the U.S. economy’s health and the realization that the European sovereign crisis has yet to find resolution.

With headlines focused on geopolitical and economic risks, the strengthening underlying fundamentals at many publicly traded companies–and their relatively attractive market valuations–have drawn less attention. This near-term myopia can create opportunities for fund companies like ours, where our sub-advisors manage with a longer-term perspective.

The market volatility also highlights the key benefit of our multi-manager approach–a strategy we feel can help smooth performance over time. The performance of the American Beacon Small Cap Value Fund reflects the results of manager diversification. It also reflects the American Beacon investment philosophy: that portfolios managed with a longer-term perspective tend to be better positioned for riding out episodes of economic and geopolitical turbulence.

For the twelve-month period ended October 31, 2011:

>> American Beacon Small Cap Value Fund (Institutional Class) returned 5.57%

At American Beacon, we remain focused on seeking opportunities and meeting market challenges to deliver the type of consistency in performance and service our shareholders value. We regard your trust in the American Beacon Funds as recognition that we are achieving these goals, and we appreciate your continued investment.

Recognition of our process has also come in the form of a 2011 Lipper Award. The American Beacon Small Cap Value Fund was cited by Lipper as the best fund in its category based on its 10-year performance.

For further details about the growing number of investment opportunities now available within the American Beacon Funds family, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

American Beacon Small Cap Value Fund (AMR Class) received the 2011 Lipper Fund Award as the best fund in its category over the 10 years ended December 31, 2010. It was number one out of 69 funds in the Small-Cap Value Funds category based on risk-adjusted returns. The Lipper Fund Awards are part of the Thomson Reuters Awards for Excellence, a global family of awards that celebrate exceptional performance throughout the professional investment community. The Thomson Reuters Awards for Excellence recognize the world’s top funds, fund management firms, sell-side firms, research analysts, and investor relations teams. The Thomson Reuters Awards for Excellence also include the Extel Survey Awards, the StarMine Analyst Awards, and the StarMine Broker Rankings. For more information, please contact markets.awards@thomsonreuters.com or visit excellence.thomsonreuters.com. Past performance is no guarantee of future results.

1

Domestic Equity Market Overview

October 31, 2011 (Unaudited)

For most of the 12 months ended October 31, 2011, the U.S. equity markets followed an upward path, driven by the strength of corporate balance sheets and robust corporate earnings. This rise occurred despite the volatility that prevailed throughout the world markets, as investors reacted to ongoing political uncertainty about the European sovereign debt crisis and to the inaction of U.S. politicians in addressing the weak domestic economic situation. The overall rise of equities also occurred despite increased correlations among stocks and the actions of worried investors who shifted between risk-seeking and risk-averse strategies.

The relative strength of the equity market lasted until May 2011, when investors turned more risk averse. This shift coincided with the onset of increasingly negative news from Europe and some weaker-than-expected macroeconomic news in the U.S. Meanwhile, policymakers in the U.S. reached an impasse on how to meet the country’s fiscal challenges, which further fed investor worries. A sharp selloff ensued.

Oversold equities rebounded in early October 2011 and received an additional boost late in the month when European policymakers agreed to a framework for addressing the Greek crisis. Consequently, the S&P 500 Index generated its best-performing month in nearly 20 years, pushing its 12-month return into positive territory (+8.1%).

As unsettling as the volatility has been, the S&P 500 Index has outperformed almost all of the major developed and emerging equity markets. Little more than two years ago, the S&P 500 Index bottomed below 700. Since then, it has doubled. That rise has been uneven–investors in small cap stocks have benefited far more than those holding large cap issues. This is especially true for the mega-cap stocks in the Financial, Technology and Health Care sectors. Consider that over the 12-month period ending October 31, 2011, the largest 10% of companies (in terms of market capitalization) in the Russell 1000 Value Index fell 1.4%. The entire universe returned 6.2%.

Overall, the U.S. economy continued to heal. Corporate strength was good, while low interest rates, a depressed dollar and moderately rising employment were supportive of a modest, ongoing recovery. Nevertheless, risk is still part of the equation. Credible action from Washington continues to be elusive and the implementation of Europe’s agreement–and its likelihood of success–remains uncertain. Other geopolitical and economic concerns also remain. Yet, there are a number of positive factors that seem underappreciated by the market at this point:

•	A lack of speculation in equities

•	Business inventories remain in balance

•	Corporate cash levels remain high

•	Corporate debt levels are low

•	Lackluster economic expectations are already priced into the market

•	Dividend payout ratios are low and have significant upside

We believe the dividends and earnings available to owners of equities are generous given current prices. They sufficiently compensate investors for the risks at hand. We remain keenly focused on identifying undervalued franchises with strong balance sheets exhibiting the ability and willingness to return capital to shareholders.

2

Performance Overview

American Beacon Small Cap Value FundSM

October 31, 2011 (Unaudited)

The Institutional Class of the Small Cap Value Fund (“Fund”) returned 5.57% for the twelve months ended October 31, 2011, outperforming the Russell 2000® Value Index (the “Index”) return of 3.54% and the Lipper Small-Cap Value Funds Index return of 5.51% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/01 through 10/31/11

	Annualized Total Returns Periods Ended 10/31/11
	1 Year	5 Years	10 Years	Value of $10,000 10/31/01- 10/31/11
Institutional Class(1,8)	5.57%	1.26%	9.77%	$25,408
Y Class(1,2,8)	5.49%	1.17%	9.73%	25,301
Investor Class(1,8)	5.20%	0.94%	9.47%	24,713
Advisor Class(1,3,8)	5.07%	0.75%	9.25%	24,227
Retirement Class (1,4,8)	4.79%	0.63%	9.19%	24,084
A Class with sales charge (1,5,8)	-1.11%	-0.31%	8.79%	23,216
A Class without sales charge(1,5,8)	4.92%	0.88%	9.43%	24,633
C Class with sales charge (1,6,8)	3.06%	0.68%	9.32%	24,388
C Class without sales charge (1,6,8)	4.06%	0.68%	9.32%	24,388
AMR Class(1,8)	5.85%	1.52%	10.06%	26,080
Lipper Small-Cap Value Funds Index(7)	5.51%	1.01%	8.62%	22,871
Russell 2000 Value Index(7)	3.54%	-1.42%	7.64%	20,869

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Institutional
Class from 10/31/01 up to 8/3/09, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/01.
3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/01 up to 5/1/03, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/01. A portion of the fees charged to the Advisor Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.
4.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/01 up to 5/1/03 and the Advisor Class from 5/1/03 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/01.
5.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/01 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/01. The maximum sales charge for A Class is 5.75%.
6.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/01 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/01. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
7.	Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.82%, 0.92%, 1.19%, 1.33%, 1.55%, 1.29%, 2.11%, and 0.34%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

Performance Overview

American Beacon Small Cap Value FundSM

October 31, 2011 (Unaudited)

The Fund outperformed the Index due to excess performance through both stock selection and sector allocation.

Superior stock selection in the Information Technology, Energy and Industrials sectors contributed value to performance relative to the Index. The Fund’s Information Technology companies that generated the most excess positive returns were Interdigital (up 33.0%), ON Semiconductor (up 61.3%) and Synaptics (up 14.8%). In the Energy sector, Oil States International (up 41.2%), Frontier Oil (up 116.8%) and Atwood Oceanics (up 32.3%) added the most relative value. For the period the Fund owned the securities, Weight Watchers (up 89.0%), Armstrong World Industries (up 54.9%) and Clean Harbors (up 65.6%) were the largest contributors in the Industrials sector. Poor stock selection in the Materials sector, where Greif (down 22.0%) and Westlake Chemical (down 20.2%) had the largest negative impact, detracted from the Fund’s performance.

A significant underweight in Financials and an overweight in the Health Care sector contributed approximately 40 basis points (0.40%) each to relative performance through sector allocation.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

Top Ten Holdings

% of Net Assets
LifePoint Hospitals, Inc.	1.0%
Rent-A-Center, Inc.	0.9%
Valassis Communications, Inc.	0.8%
Portland General Electric Co.	0.8%
Great Plains Energy, Inc.	0.7%
Cloud Peak Energy, Inc.	0.7%
HealthSouth Corp.	0.6%
Iberiabank Corp.	0.6%
Webster Financial Corp.	0.6%
ProAssurance Corp.	0.6%

Sector Allocation

% of Equities
Financials	26.2%
Industrials	18.1%
Consumer Discretionary	15.2%
Information Technology	14.3%
Health Care	6.4%
Materials	6.2%
Energy	5.7%
Utilities	5.2%
Consumer Staples	2.3%
Telecommunication Services	0.4%

4

Fund Expenses

American Beacon Small Cap Value FundSM

October 31, 2011 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expense

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11
Institutional Class
Actual	$1,000.00	$855.77	$3.93
Hypothetical **	$1,000.00	$1,020.97	$4.28

Y Class
Actual	$1,000.00	$855.58	$4.21
Hypothetical **	$1,000.00	$1,020.67	$4.58

Investor Class
Actual	$1,000.00	$854.73	$5.61
Hypothetical **	$1,000.00	$1,019.16	$6.11

Advisor Class
Actual	$1,000.00	$853.72	$6.31
Hypothetical **	$1,000.00	$1,018.40	$6.87

Retirement Class
Actual	$1,000.00	$852.74	$7.71
Hypothetical **	$1,000.00	$1,016.89	$8.39

A Class
Actual	$1,000.00	$852.78	$7.52
Hypothetical **	$1,000.00	$1,017.09	$8.19

C Class
Actual	$1,000.00	$848.94	$12.54
Hypothetical **	$1,000.00	$1,011.64	$13.64

AMR Class
Actual	$1,000.00	$857.47	$2.72
Hypothetical **	$1,000.00	$1,022.28	$2.96

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.90%, 1.20%, 1.35%, 1.65%, 1.61%, 2.69%, and 0.58% for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Small Cap Value Fund (one of the funds constituting the American Beacon Funds) (collectively, the “Fund”), as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Small Cap Value Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2011

6

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
COMMON STOCK - 92.25%
CONSUMER DISCRETIONARY - 14.05%
Auto Components - 1.24%
American Axle & Manufacturing Holdings, Inc.	1,568,495	$15,199
Cooper Tire & Rubber Co.	114,539	1,641
Dorman Products, Inc.A	46,180	1,760
Gentex Corp.	374,500	11,280
Sauer-Danfoss, Inc.	53,200	2,060
Superior Industries International, Inc.B	69,420	1,270
The Goodyear Tire & Rubber Co.	361,150	5,186

		38,396

Automobiles - 0.21%
Thor Industries, Inc.	244,080	6,453

Commercial Services & Supplies - 0.10%
Viad Corp.	143,890	3,012

Distributors - 0.48%
Brightpoint, Inc.A	1,447,430	14,691

Hotels, Restaurants & Leisure - 1.46%
Bob Evans Farms, Inc.	76,390	2,513
Brinker International, Inc.	58,815	1,347
CEC Entertainment, Inc.	28,850	912
International Speedway Corp., Class A	138,859	3,313
Jack in the Box, Inc.A	344,530	7,090
Lakes Entertainment, Inc.A	150,800	317
Life Time Fitness, Inc.A	38,330	1,653
Papa John’s International, Inc.A	119,630	4,039
Shuffle Master, Inc.A	885,900	9,399
Sonic Corp.A	163,390	1,211
Speedway Motorsports, Inc.	45,600	593
WMS Industries, Inc.	586,050	12,841

		45,228

Household Durables - 1.28%
Cavco Industries, Inc.A	54,089	2,436
Ethan Allen Interiors, Inc.	280,440	5,552
Furniture Brands International, Inc.	833,900	1,593
Helen of Troy Ltd.A	131,853	3,815
Lancaster Colony Corp.B	64,730	4,306
Meritage Homes Corp.	256,460	4,552
Mohawk Industries, Inc.A	75,600	3,980
Ryland Group, Inc.B	345,610	4,666
Whirlpool Corp.	169,800	8,627

		39,527

Internet & Catalog Retail - 0.10%
Insight Enterprises, Inc.A	120,350	2,034
Systemax, Inc.	75,430	1,141

		3,175

Leisure Equipment & Products - 0.51%
Brunswick Corp.	755,090	13,335
Callaway Golf Co.	124,220	722
Jakks Pacific, Inc.	86,265	1,636

		15,693

Media - 1.75%
Belo Corp., Series A	242,740	1,539
EW Scripps Co.	121,710	1,015
John Wiley & Sons, Inc., Class A	118,500	5,636
Meredith Corp.B	372,430	9,992

	Shares	Fair Value
		(000’s)
Scholastic Corp.	125,970	$3,382
Sinclair Broadcast Group, Inc., Class A	134,100	1,285
The Washington Post Co., Class BB	17,230	5,861
Valassis Communications, Inc.B	1,307,300	25,532

		54,242

Multiline Retail - 1.11%
99 Cents Only StoresA	484,040	10,552
Big Lots, Inc.	445,900	16,806
Fred’s, Inc., Class A	80,940	987
Saks, Inc.B	571,370	6,039

		34,384

Specialty Retail - 4.84%
Aaron’s, Inc.	246,400	6,594
Aeropostale, Inc.A	763,800	10,434
American Greetings Corp., Class A	104,760	1,677
America’s Car-Mart, Inc.A	310,500	10,364
Asbury Automotive Group, Inc.	84,620	1,578
Ascena Retail Group, Inc.A	179,354	5,183
Big 5 Sporting Goods Corp.	183,450	1,418
Cabela’s, Inc.A	693,990	17,294
Chico’s FAS, Inc.	516,020	6,378
Collective Brands, Inc.A	49,875	729
DG FastChannel, Inc.A	488,500	9,106
Express, Inc.	344,190	7,775
GameStop Corp., Class AA B	194,610	4,976
Group 1 Automotive, Inc.	61,870	2,819
Hanesbrands, Inc.A	186,530	4,919
Pier 1 Imports, Inc.	306,150	3,830
Regis Corp.	63,500	1,039
Rent-A-Center, Inc.	807,218	27,566
Sonic Automotive, Inc., Class AB	105,440	1,547
Stage Stores, Inc.	113,300	1,771
The Buckle, Inc.B	89,950	4,008
The Cato Corp., Class A	42,310	1,084
The Childrens Place Retail Stores, Inc.A	106,390	4,995
The Men’s Wearhouse, Inc.	413,200	12,760

		149,844

Textiles & Apparel - 0.97%
Maidenform Brands, Inc.A	60,220	1,480
Quiksilver, Inc.A	2,670,400	8,946
Skechers U.S.A. Inc, Class AA	684,420	9,760
The Jones Group, Inc.	167,237	1,868
The Warnaco Group, Inc.A	89,110	4,375
Unifirst Corp.	38,630	2,022
Wolverine World Wide, Inc.	36,925	1,401

		29,852

Total Consumer Discretionary		434,497

CONSUMER STAPLES - 2.15%
Food & Drug Retailing - 0.73%
Casey’s General Stores, Inc.	112,746	5,587
Flowers Foods, Inc.	291,020	5,875
Nash Finch Co.	451	12
Spartan Stores, Inc.	288,240	4,935
SUPERVALU, Inc.B	233,400	1,872
The Andersons, Inc.	47,440	1,751
Winn-Dixie Stores, Inc.A	379,900	2,409

		22,441

Food Products - 1.26%
Chiquita Brands International, Inc.	78,480	697
Corn Products International, Inc.	112,745	5,468

See accompanying notes

7

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
Darling International, Inc.A	128,700	$1,804
Fresh Del Monte Produce, Inc.	153,080	3,897
Overhill Farms, Inc.A	316,300	1,224
Sanderson Farms, Inc.B	208,814	10,337
Smithfield Foods, Inc.A	424,080	9,695
Snyders-Lance, Inc.	132,180	2,805
The Hain Celestial Group, Inc.A	101,466	3,405

		39,332

Personal Products - 0.08%
Revlon, Inc., Class AA	126,350	1,861
Steiner Leisure Ltd.A	11,900	573

		2,434

Tobacco - 0.08%
Universal Corp.B	54,294	2,325

Total Consumer Staples		66,532

ENERGY - 5.29%
Energy Equipment & Services - 2.55%
Atwood Oceanics, Inc.A	424,962	18,164
Bristow Group, Inc.	201,240	10,018
Dawson Geophysical Co.A	95,650	2,764
Global Industries Ltd.A	665,190	5,288
Hercules Offshore, Inc.A	281,370	1,066
Matrix Service Co.A	378,627	4,021
Oil States International, Inc.A	84,000	5,847
Parker Drilling Co.	300,730	1,663
SEACOR Holdings, Inc.	56,010	4,769
Superior Energy Services, Inc.A	47,960	1,349
Tesco Corp.A	263,454	4,076
Tidewater, Inc.	273,640	13,471
Unit Corp.A	132,395	6,495

		78,991

Oil & Gas - 2.74%
Cloud Peak Energy, Inc.	941,790	21,615
Comstock Resources, Inc.A	123,840	2,259
Contango Oil & Gas Co.A	110,900	7,135
Energy Partners Ltd.A	760,170	10,901
EXCO Resources, Inc.	606,800	7,652
Helix Energy Solutions Group, Inc.A	370,340	6,688
Petroquest Energy, Inc.A B	150,400	1,096
Stone Energy Corp.A	531,100	12,900
Tesoro Corp.	437,015	11,336
W&T Offshore, Inc.	153,409	3,021

		84,603

Total Energy		163,594

FINANCIALS - 24.19%
Banks - 8.48%
1st Source Corp.	51,120	1,229
Associated Banc-Corp.	1,011,060	11,273
Astoria Financial Corp.	253,870	2,107
BancorpSouth, Inc.	82,317	804
Bank of Hawaii Corp.	86,816	3,666
Bank of the Ozarks, Inc.	730,800	18,175
Boston Private Financial Holdings, Inc.	62,400	473
Brookline Bancorp, Inc.	600,650	5,021
Cardinal Financial Corp.	177,030	1,901
Cathay General Bancorp	202,360	2,831
Center Financial Corp.A	406,900	2,673
Chemical Financial Corp.	37,704	759

	Shares	Fair Value
		(000’s)
City Holding Co.B	36,310	$1,193
City National Corp.	151,378	6,421
Columbia Banking System, Inc.	69,130	1,318
Community Bank System, Inc.	26,630	681
CVB Financial Corp.B	649,723	6,309
Dime Community Bancshares, Inc.	81,055	966
East West Bancorp, Inc.	38,175	743
First Financial Bancorp	621,400	10,191
First Financial Holdings, Inc.	182,800	1,362
First Horizon National Corp.	708,793	4,954
First Interstate Bancsystem, Inc.	296,000	3,741
First Midwest Bancorp, Inc.	439,960	3,964
First Niagara Financial Group, Inc.	221,100	2,032
FirstMerit Corp.	105,825	1,483
FNB Corp.	325,130	3,281
Fulton Financial Corp.	678,300	6,403
Glacier Bancorp, Inc.	12,434	141
Hancock Holding Co.	540,278	16,370
Home Federal Bancorp, Inc.	171,000	1,719
Iberiabank Corp.	372,520	19,268
Independent Bank Corp.	22,750	590
International Bancshares Corp.	52,577	953
Lakeland Financial Corp.	101,865	2,434
MB Financial, Inc.	362,710	6,010
Nara Bancorp, Inc.A	343,600	2,914
National Penn Bancshares, Inc.	995,637	7,766
NBT Bancorp, Inc.	31,725	683
Northwest Bancshares, Inc.	219,690	2,740
Ocwen Financial Corp.A	884,000	12,818
Old National Bancorp	108,440	1,255
PacWest Bancorp	238,900	4,214
Pinnacle Financial Partners, Inc.A	87,920	1,320
Prosperity Bancshares, Inc.	372,054	14,320
Provident Financial Services, Inc.	477,470	6,183
Susquehanna Bancshares, Inc.	228,020	1,655
SVB Financial Group	126,320	5,803
Synovus Financial Corp.B	6,424,200	9,636
TCF Financial Corp.	190,571	2,028
Umpqua Holdings Corp.	136,950	1,568
United Community Banks, Inc.A B	45,700	338
Washington Federal, Inc.	334,405	4,565
Washington Trust Bancorp, Inc.	61,250	1,438
Webster Financial Corp.	970,286	19,057
WesBanco, Inc.	75,638	1,502
Wintrust Financial Corp.	249,695	7,211

		262,453

Diversified Financials - 4.22%
Advance America Cash Advance Centers, Inc.	67,000	565
Apollo Investment Corp.	166,106	1,375
Ares Capital Corp.	879,000	13,598
CapitalSource, Inc.	833,450	5,301
Capitol Federal Financial, Inc.	342,950	3,803
Cash America International, Inc.	280,928	15,381
CoreLogic, Inc.	362,080	4,407
Credit Acceptance Corp.A	94,160	6,490
Duff & Phelps Corp., Class A	239,550	3,040
Encore Capital Group, Inc.A	483,800	13,106
Ezcorp, Inc., Class A	593,704	16,494
Federated Investors, Inc., Class BB	289,900	5,665
Fifth Street Finance Corp.B	1,170,100	11,537
Janus Capital Group, Inc.B	967,700	6,348

See accompanying notes

8

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
Kirkland’s, Inc.A	104,250	$1,172
Knight Capital Group, Inc., Class AA	768,000	9,592
National Financial Partners Corp.	71,940	983
Nelnet, Inc., Class A	39,800	855
NewStar Financial, Inc.A	130,230	1,396
Piper Jaffray CosA	109,457	2,272
Raymond James Financial, Inc.	101,200	3,073
Waddell & Reed Financial, Inc.	52,405	1,453
World Acceptance Corp.A	40,280	2,725

		130,631

Insurance - 7.90%
Alleghany Corp.	18,256	5,793
Allied World Assurance Co. Holdings AG	114,280	6,640
Alterra Capital Holdings Ltd.	272,940	5,917
American Equity Investment Life Holding Co.	183,770	1,992
American Financial Group, Inc.	208,035	7,454
Amtrust Financial Services, Inc.	209,422	5,315
Argo Group International Holdings Ltd.	54,000	1,630
Aspen Insurance Holdings Ltd.	619,890	16,421
Assurant, Inc.	38,500	1,484
CNO Financial Group, Inc.A	2,012,130	12,576
Delphi Financial Group, Inc., Class A	476,880	12,628
Employers Holdings, Inc.	474,760	7,701
Endurance Specialty Holdings Ltd.	502,790	18,703
Enstar Group Ltd.A	35,243	3,241
FBL Financial Group, Inc., Class A	77,170	2,520
Fidelity National Financial, Inc.	457,200	7,059
First American Financial Corp.	448,460	5,382
Global Indemnity plcA	623,771	12,594
HCC Insurance Holdings, Inc.	192,060	5,111
Horace Mann Educators Corp.	456,200	6,136
Infinity Property & Casualty Corp.	44,438	2,576
Kemper Corp.	155,790	4,189
Maiden Holdings Ltd.	168,960	1,377
Meadowbrook Insurance Group, Inc.	124,810	1,293
Montpelier Re Holdings Ltd.	156,278	2,735
National Western Life Insurance Co., Class A	7,730	1,111
OneBeacon Insurance Group Ltd., Class A	42,120	641
Platinum Underwriters Holdings Ltd.	42,277	1,464
ProAssurance Corp.	247,300	18,930
Protective Life Corp.	376,980	7,012
RenaissanceRe Holdings Ltd.	51,900	3,535
RLI Corp.	43,670	3,072
Safety Insurance Group, Inc.	38,630	1,646
Selective Insurance Group, Inc.	125,390	2,010
StanCorp Financial Group, Inc.	185,250	6,287
Symetra Financial Corp.	1,439,970	13,349
The Hanover Insurance Group, Inc.	99,115	3,782
The Navigators Group, Inc.A	111,893	5,105
Tower Group, Inc.	97,310	2,309
Validus Holdings Ltd.	261,130	7,145
White Mountains Insurance Group Ltd.	20,504	8,612

		244,477

Lodging/Resorts - 0.23%
DiamondRock Hospitality Co.C	779,170	7,051

Real Estate - 3.36%
Anworth Mortgage Asset Corp.C	42,151	272
Avis Budget Group, Inc.A	78,700	1,110
BioMed Realty Trust, Inc.C	444,470	8,049

	Shares	Fair Value
		(000’s)
Brandywine Realty TrustC	155,600	$1,418
CapLease, Inc.C	915,800	3,581
CBL & Associates Properties, Inc.C	422,855	6,504
Colony Financial, Inc.B	414,100	6,075
CommonWealth REITC	68,946	1,334
Corrections Corp. of AmericaA	88,900	1,976
DCT Industrial Trust, Inc.C	1,036,330	5,140
Duke Realty Corp.C	125,663	1,543
Entertainment Properties TrustC	142,220	6,371
Hospitality Properties TrustC	60,148	1,445
LaSalle Hotel PropertiesC	444,990	10,640
Lexington Realty TrustB C	923,090	7,255
MI Developments, Inc., Class A	501,300	15,912
National Health Investors, Inc.C	132,240	5,910
Omega Healthcare Investors, Inc.C	88,425	1,570
Pebblebrook Hotel TrustC	275,364	5,240
Pennsylvania Real Estate Investment TrustC	129,555	1,329
Starwood Property Trust, Inc.C	488,700	9,183
Urstadt Biddle Properties, Inc., Class AC	111,230	1,984

		103,841

Total Financials		748,453

HEALTH CARE - 5.89%
Biotechnology - 0.17%
Charles River Laboratories International, Inc.A	41,430	1,337
Viropharma, Inc.A	201,100	4,071

		5,408

Health Care Equipment & Supplies - 1.08%
CONMED Corp.A	60,220	1,582
Haemonetics Corp.A	92,740	5,653
Hillenbrand, Inc.	155,300	3,278
Invacare Corp.	24,600	552
Kinetic Concepts, Inc.A	69,600	4,760
Medidata Solutions, Inc.A	579,618	10,421
STERIS Corp.	230,950	7,155

		33,401

Health Care Providers & Services - 3.64%
Amedisys, Inc.A	54,100	710
AMERIGROUP Corp.A	210,800	11,727
Health Management Associates, Inc.	203,200	1,780
Health Net, Inc.A	246,320	6,845
HealthSouth Corp.A	1,124,880	19,865
Healthspring, Inc.A	113,708	6,133
Healthways, Inc.A	34,280	245
LifePoint Hospitals, Inc.A	765,995	29,614
Magellan Health Services, Inc.A	94,310	4,854
MAXIMUS, Inc.	47,620	1,921
Mednax, Inc.A	91,270	6,006
Molina Healthcare, Inc.A	34,500	731
Omnicell, Inc.A	324,430	4,850
Owens & Minor, Inc.	49,225	1,473
PAREXEL International Corp.A	234,190	5,159
Select Medical Holdings Corp.A	123,300	1,073
The Ensign Group, Inc.	87,202	1,985
Triple-S Management Corp., Class BA	50,540	960
Universal American Corp.	363,760	4,183
WellCare Health Plans, Inc.A	45,900	2,250

		112,364

See accompanying notes

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
Pharmaceuticals - 1.00%
Endo Pharmaceuticals Holdings, Inc.A	493,590	$15,948
Hi-Tech Pharmacal Co. IncA	14,000	497
Medicis Pharmaceutical Corp., Class A	88,020	3,370
Par Pharmaceutical Cos., Inc.	93,240	2,853
PharMerica Corp.A	292,300	4,560
Salix Pharmaceuticals Ltd.A	105,320	3,608

		30,836

Total Health Care		182,009

INDUSTRIALS - 16.62%
Aerospace & Defense - 2.04%
Alliant Techsystems, Inc.	272,105	15,803
Curtiss-Wright Corp.	294,007	9,638
Huntington Ingalls Industries, Inc.A	483,000	14,249
Spirit Aerosystems Holdings, Inc., Class AA	552,840	9,437
Triumph Group, Inc.	242,100	14,066

		63,193

Airlines - 0.12%
Aircastle Ltd.	314,501	3,815

Building Products - 0.96%
Apogee Enterprises, Inc.	256,997	2,806
Crane Co.	129,900	5,730
Drew Industries, Inc.	80,560	1,936
Owens CorningA	98,700	2,801
Simpson Manufacturing Co. Inc	371,625	11,394
Trex Co. IncA B	274,600	5,075

		29,742

Commercial Services & Supplies - 6.01%
Atlas Air Worldwide Holdings, Inc.A	300,600	11,579
Bridgepoint Education, Inc.A B	136,230	2,952
Career Education Corp.A	200,130	3,228
Clean Harbors, Inc.A	122,466	7,136
Convergys Corp.A	314,090	3,361
Con-way, Inc.	472,000	13,910
CSG Systems International, Inc.A	96,240	1,370
Deluxe Corp.	132,160	3,122
DeVry, Inc.	101,240	3,815
Education Management Corp.A B	137,000	2,721
Ennis, Inc.	82,980	1,214
FTI Consulting, Inc.A B	178,310	7,027
G&K Services, Inc., Class A	48,140	1,462
Global Payments, Inc.	44,800	2,057
Heidrick & Struggles International, Inc.	289,800	5,732
Herman Miller, Inc.	458,000	9,458
Hudson Highland Group, Inc.A	630,300	2,918
Huron Consulting Group, Inc.A	142,690	5,138
ITT Educational Services, Inc.B	72,330	4,482
Kelly Services, Inc., Class A	131,100	2,143
Kforce, Inc.A	51,330	655
Korn/Ferry InternationalA	830,780	13,268
Layne Christensen Co.A	40,670	1,024
Manpower, Inc.	120,700	5,207
McGrath Rentcorp	127,548	3,408
Mobile Mini, Inc.A B	623,100	11,303
Navigant Consulting, Inc.A	41,800	474
PHH Corp.A	778,060	14,354
RR Donnelley & Sons Co.	282,440	4,604
Steelcase, Inc., A Shares	574,092	4,254

	Shares	Fair Value
		(000’s)
TAL International Group, Inc.	85,980	$2,393
Team, Inc.	51,078	1,277
Tetra Tech, Inc.A	293,040	6,397
The Brink’s Co.	376,210	10,455
The Dun & Bradstreet Corp.	39,300	2,628
The Geo Group, Inc.A	166,110	3,028
United Stationers, Inc.	186,870	5,944

		185,498

Construction & Engineering - 1.72%
AECOM Technology Corp.A	304,510	6,370
Aegion Corp.A	500,900	7,408
Comfort Systems USA, Inc.	838,145	9,220
EMCOR Group, Inc.	554,000	13,889
Granite Construction, Inc.	273,410	6,152
Primoris Services Corp.	109,564	1,427
Tutor Perini Corp.	100,751	1,464
URS Corp.	200,910	7,172

		53,102

Diversified Manufacturing - 0.05%
Barnes Group, Inc.	66,980	1,559

Electrical Equipment - 1.01%
EnerSysA	403,845	9,099
General Cable Corp.	69,669	1,954
II-VI, Inc.	194,890	3,705
Regal-Beloit Corp.	189,500	10,067
Thomas & Betts Corp.	130,080	6,464

		31,289

Electronic Equipment & Instruments - 0.05%
PerkinElmer, Inc.	68,150	1,409

Energy Equipment & Services - 0.07%
Hornbeck Offshore Services, Inc.A B	66,710	2,191

Industrial Conglomerates - 0.51%
Carlisle Cos., Inc.	184,946	7,716
Chemed Corp.	95,350	5,660
Teleflex, Inc.	30,195	1,807
Trimas Corp.A	37,100	723

		15,906

Machinery - 2.89%
Astec Industries, Inc.A	158,760	5,279
Briggs & Stratton Corp.	94,030	1,373
Ceradyne, Inc.A	19,900	666
CIRCOR International, Inc.	160,900	5,603
Columbus McKinnon Corp.	180,000	2,698
Esterline Technologies Corp.	73,163	4,090
FreightCar America, Inc.	93,370	1,769
Harsco Corp.	65,425	1,508
John Bean Technologies Corp.	214,490	3,462
Kennametal, Inc.	61,300	2,384
Meritor, Inc.A	289,200	2,753
Miller Industries, Inc.	231,100	4,724
Oshkosh Corp.	637,600	13,300
Reliance Steel & Aluminum Co.	56,090	2,479
RSC Holdings, Inc.A	1,816,311	17,726
SPX Corp.	28,000	1,529
Terex Corp.	961,300	15,995
Watts Water Technologies, Inc.	61,090	1,924

		89,262

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
Marine - 0.37%
Diana Shipping, Inc.	155,005	$1,276
Gulfmark Offshore, Inc., Class AA	67,452	2,805
Kirby Corp.	121,300	7,465

		11,546

Metals & Mining - 0.05%
Mueller Water Products, Inc.	529,000	1,455

Road & Rail - 0.72%
Amerco, Inc.A	55,190	4,178
Forward Air Corp.	370,309	12,128
RailAmerica, Inc.A	134,870	1,844
Ryder System, Inc.	34,315	1,748
Saia, Inc.A	174,900	2,335

		22,233

Trading Companies & Distributors - 0.05%
WESCO International, Inc.A	34,600	1,677

Total Industrials		513,877

INFORMATION TECHNOLOGY - 13.20%
Communications Equipment - 1.50%
Anixter International, Inc.	38,300	2,248
Arris Group, Inc.A	1,067,282	11,484
Black Box Corp.	295,100	8,260
Comtech Telecommunications Corp.	68,740	2,276
InterDigital, Inc.B	328,700	14,282
IxiaA	424,710	4,812
Plantronics, Inc.	44,325	1,481
Symmetricom, Inc.A	315,000	1,622

		46,465

Computers & Peripherals - 1.18%
Electronics for Imaging, Inc.A	269,170	4,038
Lexmark International, Inc.	231,160	7,328
Mercury Computer Systems, Inc.A	351,300	5,129
NCR Corp.A	83,951	1,598
Synaptics, Inc.A B	544,342	18,393

		36,486

Electronic Equipment & Instruments - 3.02%
Arrow Electronics, Inc.	91,900	3,313
AVX Corp.	438,320	5,878
Diebold, Inc.	120,200	3,880
Ingram Micro, Inc., Class AA	533,780	9,544
Itron, Inc.A	239,100	8,796
Littelfuse, Inc.	223,400	10,938
Methode Electronics, Inc.	754,800	7,012
Multi-Fineline Electronix, Inc.A	19,200	440
Newport Corp.	96,530	1,337
Plexus Corp.A	415,890	10,688
Scansource, Inc.A	21,700	754
Tech Data Corp.A	230,571	11,340
TTM Technologies, Inc.A	209,620	2,341
Vishay Intertechnology, Inc.A	1,600,440	17,206

		93,467

Internet Software & Services - 0.70%
Earthlink, Inc.	86,200	604
Ebix, Inc.B	707,300	12,102
j2 Global Communications, Inc.	117,450	3,615
Netgear, Inc.A	117,690	4,173
RealNetworks, Inc.	33,380	326
United Online, Inc.	95,300	563

	Shares	Fair Value
		(000’s)
Websense, Inc.A	8,116	$145

		21,528

IT Consulting & Services - 1.32%
CACI International, Inc., Class AA	270,060	14,824
CIBER, Inc.A	399,800	1,391
Mantech International Corp.	138,390	4,862
SYNNEX Corp.A	604,460	17,450
Unisys Corp.	87,530	2,275

		40,802

Semiconductor Equipment & Products - 3.26%
Advanced Energy Industries, Inc.A	42,800	400
Amkor Technology, Inc.A B	247,363	1,197
ATMI, Inc.A	67,970	1,387
Brooks Automation, Inc.	1,416,240	14,799
Cirrus Logic, Inc.A	48,900	814
Cymer, Inc.A	119,030	5,172
Diodes, Inc.A	93,720	2,097
Entegris, Inc.A	343,240	3,075
Entropic Communications, Inc.A B	1,269,600	7,389
Fairchild Semiconductor International, Inc.A	326,000	4,880
FEI Co.A	130,260	5,179
GT Advanced Technologies, Inc.A B	374,120	3,068
Kulicke & Soffa Industries, Inc.	185,610	1,791
Lattice Semiconductor Corp.A	303,730	1,923
Microsemi Corp.	77,510	1,431
MKS Instruments, Inc.	134,780	3,591
Novellus Systems, Inc.A	230,310	7,957
ON Semiconductor Corp.A	1,344,600	10,178
PMC - Sierra, Inc.A	237,700	1,507
QLogic Corp.A	416,073	5,813
Semtech Corp.A	175,900	4,295
Teradyne, Inc.A	477,920	6,844
Tessera Technologies, Inc.A	305,000	4,200
TriQuint Semiconductor, Inc.A	382,720	2,036

		101,023

Software - 2.22%
Aspen Technology, Inc.A	183,280	3,178
Cadence Design Systems, Inc.A	349,200	3,866
Cognex Corp.	463,480	15,708
DST Systems, Inc.	152,420	7,650
FARO Technologies, Inc.A	167,500	6,998
JDA Software Group, Inc.A	123,355	3,931
Mentor Graphics Corp.	1,184,700	13,458
Netscout Systems, Inc.A	269,100	4,411
Parametric Technology Corp.A	174,090	3,626
Take-Two Interactive Software, Inc.	360,480	5,688

		68,514

Total Information Technology		408,285

MATERIALS - 5.68%
Chemicals - 2.51%
A Schulman, Inc.	45,120	952
Cabot Corp.	204,450	6,170
Cytec Industries, Inc.	137,120	6,125
HB Fuller Co.	116,805	2,510
Huntsman Corp.	68,642	806
Innophos Holdings, Inc.	55,870	2,458
Innospec, Inc.	26,100	788
LSB Industries, Inc.A	36,700	1,300
NewMarket Corp.B	36,790	7,142

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
Olin Corp.	539,850	$10,182
OM Group, Inc.	295,075	8,531
PolyOne Corp.	1,035,700	11,590
Solutia, Inc.A	303,830	4,937
Stepan Co.	25,080	1,938
Westlake Chemical Corp.B	170,120	7,011
WR Grace & Co.A	122,970	5,139

		77,579

Containers & Packaging - 0.88%
Boise, Inc.B	312,930	1,893
Greif, Inc., Class A	195,100	8,737
Jarden Corp.	289,520	9,273
KapStone Paper and Packaging Corp.A	37,000	607
Packaging Corp of America	260,790	6,801

		27,311

Metals & Mining - 1.81%
AMCOL International Corp.	116,538	3,518
AuRico Gold, Inc.A	103,203	1,004
Carpenter Technology Corp.	121,110	6,869
Century Aluminum Co.	237,700	2,653
Coeur d’Alene Mines Corp.	498,819	12,755
Gibraltar Industries, Inc.	456,239	5,092
James River Coal Co.A B	81,673	845
Kaiser Aluminum Corp.	49,570	2,303
Metals USA Holdings Corp.A	26,800	292
Minefinders Corp.A	42,794	606
Noranda Aluminum Holding Corp.	1,050,000	9,723
RTI International Metals, Inc.	70,580	1,863
Thompson Creek Metals Co. Inc.A	141,095	1,006
Worthington Industries, Inc.	425,499	7,353

		55,882

Paper & Forest Products - 0.48%
Clearwater Paper Corp.A	18,400	610
Domtar Corp.	73,680	6,035
Louisiana-Pacific Corp.	948,180	6,305
PH Glatfelter Co.	118,700	1,781

		14,731

Total Materials		175,503

TELECOMMUNICATION SERVICES - 0.41%
Diversified Telecommunication Services - 0.34%
AboveNet, Inc.	49,630	2,946
Cincinnati Bell, Inc.	512,480	1,650
EchoStar Corp., Class AA	99,150	2,614
Loral Space & Communications, Inc.A	54,610	3,303

		10,513

Wireless Telecommunication Services - 0.07%
US Cellular Corp.A	56,600	2,257

Total Telecommunication Services		12,770

UTILITIES - 4.77%
Electric Utilities - 3.26%
Allete, Inc.	38,590	1,525
Black Hills Corp.B	98,570	3,323
El Paso Electric Co.	159,370	5,105
GenOn Energy, Inc.A	617,300	1,883
Great Plains Energy, Inc.B	1,062,810	22,042
Hawaiian Electric Industries, Inc.	291,100	7,374
IDACORP, Inc.	178,560	7,210
NorthWestern Corp.	224,330	7,728

	Shares	Fair Value
		(000’s)
NV Energy, Inc.	562,233	$9,018
Otter Tail Corp.	74,260	1,441
PNM Resources, Inc.	368,510	6,626
Portland General Electric Co.	955,749	23,453
TECO Energy, Inc.	19,335	359
Unisource Energy Corp.	93,820	3,498

		100,585

Gas Utilities - 0.90%
AGL Resources, Inc.	123,930	5,198
Atmos Energy Corp.	285,870	9,811
Energen Corp.	29,763	1,460
UGI Corp.	164,120	4,705
WGL Holdings, Inc.	158,770	6,797

		27,971

Multi-Utilities - 0.61%
Avista Corp.	148,530	3,780
Vectren Corp.	56,240	1,596
Westar Energy, Inc.	498,290	13,584

		18,960

Total Utilities		147,516

Total Common Stock (Cost $2,655,452)		2,853,036

SHORT-TERM INVESTMENTS - 5.53%
American Beacon U.S. Government Money Market Select FundD	20,000,000	20,000
JPMorgan U.S. Government Money Market Fund	150,866,026	150,866

Total Short-Term Investments (Cost $170,866)		170,866

SECURITIES LENDING COLLATERAL - 6.14%
Wells Fargo Advantage Government Money Market Fund	9,060,950	9,061
American Beacon U.S. Government Money Market Select FundD	180,688,575	180,689

Total Securities Lending Collateral(Cost $189,750)		189,750

TOTAL INVESTMENTS - 103.92% (Cost $3,016,068)		3,213,652
LIABILITIES, NET OF OTHER ASSETS - (3.92%)		(121,233)

TOTAL NET ASSETS - 100.00%		$3,092,419

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at October 31, 2011.
C	REIT - Real Estate Investment Trust.
D	The Fund is affiliated by having the same investment advisor.

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2011

Futures Contracts (000’s)
	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index Future	2,265	December, 2011	$167,451	$13,753

			$167,451	$13,753

See accompanying notes

13

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2011 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A C	$3,012,963
Investments in affiliated securities, at fair value B	200,689
Deposit with brokers for futures contracts	15,036
Receivable for investments sold	19,015
Dividends and interest receivable	692
Receivable for fund shares sold	59,993
Prepaid expenses	43

Total assets	3,308,431

Liabilities:
Payable for investments purchased	12,148
Payable upon return of securities loaned	189,750
Payable for fund shares redeemed	4,162
Payable for variation margin on open futures contracts	4,471
Management and investment advisory fees payable (Note 2)	4,284
Administrative service and service fees payable (Note 2)	796
Professional fees payable	34
Other liabilities	367

Total liabilities	216,012

Net assets	$3,092,419

Analysis of Net Assets:
Paid-in-capital	$3,054,396
Undistributed net investment income	6,430
Accumulated net realized loss	(179,745)
Unrealized appreciation of investments and futures contracts	211,338

Net assets	$3,092,419

Shares outstanding (no par value):
Institutional Class	98,298,579

Y Class	1,566,848

Investor Class	46,252,037

Advisor Class	1,819,945

Retirement Class	100,922

A Class	100,174

C Class	61,293

AMR Class	18,106,686

Net asset value, offering and redemption price per share:
Institutional Class	$18.75

Y Class	$18.66

Investor Class	$18.23

Advisor Class	$18.15

Retirement Class	$18.01

A Class (net asset value and redemption price)	$18.19

A Class (offering price)	$19.30

C Class	$18.04

AMR Class	$18.71

A Cost of investments in unaffiliated securities	$2,815,379
B Cost of investments in affiliated securities	$200,689
C Fair value of securities on loan	$185,342

See accompanying notes

14

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2011 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)*	$40,562
Dividend income from affiliated securities	8
Interest income	8
Income derived from securities lending, net	853

Total investment income	41,431

Expenses:
Management and investment advisory fees (Note 2)	14,814
Administrative service fees (Note 2):
Institutional Class	5,381
Y Class	28
Investor Class	3,038
Advisor Class	104
Retirement Class	3
A Class	3
C Class	1
AMR Class	186
Transfer agent fees:
Institutional Class	64
Y Class	1
Investor Class	49
Advisor Class	3
A Class	2
C Class	2
AMR Class	13
Custody and fund accounting fees	362
Professional fees	129
Registration fees and expenses	109
Service fees (Note 2):
Y Class	9
Investor Class	3,634
Advisor Class	87
Retirement Class	2
A Class	1
C Class	1
Distribution fees (Note 2):
Advisor Class	87
Retirement Class	4
A Class	2
C Class	4
Prospectus and shareholder reports	542
Insurance fees	68
Trustee fees	233
Other expenses	169

Total expenses	29,135

Net investment income	12,296

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	254,752
Commission recapture (Note 3)	122
Futures contracts	19,122
Change in net unrealized appreciation or depreciation of:
Investments	(141,997)
Futures contracts	6,228

Net gain on investments	138,227

Net increase in net assets resulting from operations	$150,523

* Foreign taxes	$31

See accompanying notes

15

American Beacon Small Cap Value FundSM

Statement of Changes in Net Assets (in thousands)

	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$12,296	$11,136
Net realized gain on investments and futures contracts	273,996	179,781
Change in net unrealized appreciation or depreciation of investments and futures contracts	(135,769)	296,564

Net increase in net assets resulting from operations	150,523	487,481

Distributions to Shareholders:
Net investment income:
Institutional Class	(7,510)	(6,896)
Y Class	(4)	–
Investor Class	(3,709)	(2,275)
Advisor Class	(117)	–
Retirement Class	(1)	–
AMR Class	(2,000)	(2,187)

Net distributions to shareholders	(13,341)	(11,358)

Capital Share Transactions:
Proceeds from sales of shares	1,125,906	942,144
Reinvestment of dividends and distributions	13,190	11,249
Cost of shares redeemed	(920,005)	(752,815)

Net increase in net assets from capital share transactions	219,091	200,578

Net increase in net assets	356,273	676,701

Net Assets:
Beginning of period	2,736,146	2,059,445

End of Period *	$3,092,419	$2,736,146

*Includes undistributed net investment income of	$6,430	$8,788

See accompanying notes

16

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 20 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitles and obligates a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles, (“U.S. GAAP”) and International Financial Reporting Standards (IFRSs). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements has not been determined.

17

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2011

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2011 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
0.30%-0.60%	$14,814	$13,206	$1,608

As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the year ended October 31, 2011, securities lending fees paid to the Manager were $153,996.

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, and Retirement Classes of the Fund, 0.40% of the average daily net assets of the A and C Classes of the Fund, and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

18

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2011

Investment in Affiliated Funds

The Fund may invest in the American Beacon Money Market Select Fund and the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”), (collectively the “Select Funds”). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Funds. The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee of 0.09% of the average daily net assets of the Select Funds. During the year ended October 31, 2011, the Manager earned fees from the Select Funds totaling $11,123 on the Fund’s direct investment in the Select Funds and $140,306 from the Fund’s securities lending collateral invested in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2011, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2011, the Y Class waived $1. A liability has not been booked as the Manager does not intend to seek repayment of this reimbursement.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

19

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2011

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2011

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

21

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2011

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2011, the Fund’s investments were classified as described below: (in thousands)

	Level 1	Level 2	Level 3	Total
Common Stock	$2,853,036	$—	$—	$2,853,036
Short-Term Investments	170,866	—	—	170,866
Securities Lending Collateral invested in Money Market Funds	189,750	—	—	189,750

Total Investments in Securities	$3,213,652	$—	$—	$3,213,652

Futures Contracts	$13,753	—	—	$13,753
As of October 31, 2011, there were no significant transfers into or out of any level.

4. Securities and Other Investments

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

22

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2011

Fair Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2011 (in thousands):

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized appreciation of investments and futures contracts	Equity Contracts*	$13,753

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2011 (in thousands):

Statement of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$19,122
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	6,228

*	Includes cumulative appreciation or depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows (in thousands):

	Year Ended October 31, 2011	Year Ended October 31, 2010
Distributions paid from:
Ordinary income*
Institutional Class	$7,510	$6,896
Y Class	4
Investor Class	3,709	2,275
Advisor Class	117	—
Retirement Class	1	—
AMR Class	2,000	2,187

Total distributions paid	$13,341	$11,358

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

23

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2011

As of October 31, 2011, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$3,060,890

Unrealized appreciation	379,842
Unrealized depreciation	(227,080)

Net unrealized appreciation or depreciation	152,762

Undistributed ordinary income	3,776
Accumulated long-term gain (loss)	(132,269)
Other temporary differences	13,754

Distributable earnings (deficit)	$38,023

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities as of October 31, 2011 (in thousands):

Paid-in-capital	$518
Undistributed net investment income (loss)	(1,313)
Accumulated net realized gain (loss)	794
Unrealized appreciation or depreciation of investments and futures contracts	1

At October 31, 2011 the capital loss carry forward position for federal income tax purposes was $118,516 expiring in 2017. The Fund utilized $274,780 of net capital loss carryovers for the year ended October 31, 2011. (in thousands)

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2011 were (in thousands) $1,935,115 and $1,805,876, respectively.

A summary of the Fund’s direct transactions and security lending collateral transactions in the USG Select Fund for the year ended October 31, 2011 is set forth below (in thousands):

	Affiliate	October 31, 2010 Shares/Fair Value	Purchases	Sales	October 31, 2011 Shares/Fair Value
Direct	USG Select Fund	$—	$40,000	$20,000	$20,000
Securities Lending	USG Select Fund	48,791	769,948	638,050	180,689

8. Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and

24

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2011

marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. Until May 1, 2011, the Fund, the Agent, and the Manager retained 75%, 15%, and 10%, respectively, of the income generated from securities lending. Beginning May 1, 2011, the Fund, the Agent, and the Manager retained 78%, 12% and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2011, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$ 185,342	$ —	$ 189,750

Cash collateral is listed in the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities as a payable. Income earned on these investments is included in Income derived from securities lending in the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

25

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2011

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended October 31, 2011

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	32,139	$624,258	1,690	$33,343	14,401	$280,691	762	$14,511
Reinvestment of dividends	372	7,454	—	5	185	3,613	6	117
Shares redeemed	(16,620)	(326,085)	(176)	(3,142)	(20,730)	(395,525)	(811)	(15,684)

Net increase (decrease) in shares outstanding	15,891	$305,627	1,514	$30,206	(6,144)	$(111,221)	(43)	$(1,056)

	Retirement Class		AMR Class		A Class		C Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	95	$1,761	8,795	$167,845	122	$2,379	61	$1,118
Reinvestment of dividends	—	1	100	2,000	—	—	—	—
Shares redeemed	(15)	(261)	(8,847)	(178,901)	(23)	(406)	—	(1)

Net increase (decrease) in shares outstanding	80	$1,501	48	$(9,056)	99	$1,973	61	$1,117

Year Ended October 31, 2010
	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	26,347	$442,447	98	$1,732	15,077	$249,419	937	$15,835
Reinvestment of dividends	431	6,838	—	—	143	2,224	—	—
Shares redeemed	(16,704)	(273,902)	(46)	(788)	(14,033)	(226,469)	(1,102)	(17,989)

Net increase (decrease) in shares outstanding	10,074	$175,383	52	$944	1,187	$25,174	(165)	$(2,154)

	Retirement Class		AMR Class		A Class		C Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	22	$390	13,750	$232,298	1	$17	—	$6
Reinvestment of dividends	—	—	138	2,187	—	—	—	—
Shares redeemed	(1)	(25)	(14,762)	(233,642)	—	—	—	—

Net increase (decrease) in shares outstanding	21	$365	(874)	$843	1	$17	—	$6

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27

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class				Investor Class
	Year Ended October 31,					Year Ended October 31,		August 3 to October 31, 2009		Year Ended October 31,
	2011	2010	2009	2008	2007	2011	2010			2011	2010	2009
Net asset value, beginning of period	$17.84	$14.39	$12.53	$22.10	$22.53	$17.76	$14.37	$14.03		$17.40	$14.05	$12.22

Income from investment operations:

Net investment income (loss)	0.08	0.08	0.10	0.25	0.22	0.06	0.14	0.00		0.02	0.03	0.08
Net gains (losses) on securities (both realized and unrealized)	0.92	3.46	1.96	(7.13)	1.10	0.92	3.36	0.34		0.88	3.37	1.91

Total income (loss) from investment operations	1.00	3.54	2.06	(6.88)	1.32	0.98	3.50	0.34		0.90	3.40	1.99

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.20)	(0.22)	(0.19)	(0.08)	(0.11)	—		(0.07)	(0.05)	(0.16)
Distributions from net realized gains on securities	—	—	—	(2.47)	(1.56)	—	—	—		—	—	—

Total distributions	(0.09)	(0.09)	(0.20)	(2.69)	(1.75)	(0.08)	(0.11)	—		(0.07)	(0.05)	(0.16)

Net asset value, end of period	$18.75	$17.84	$14.39	$12.53	$22.10	$18.66	$17.76	$14.37		$18.23	$17.40	$14.05

Total return A,B	5.57%	24.71%	16.97%	(34.84)%	6.10%	5.49%	24.44%	2.42	%E	5.14%	24.21%	16.59%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,843,285	$1,470,084	$1,040,805	$826,232	$1,413,734	$29,234	$931	$1		$843,400	$911,737	$719,239
Ratios to average net assets (annualized):
Expenses before reimbursements	0.82%	0.81%	0.84%	0.81%	0.80%	0.94%	0.91%	1.11	%C	1.17%	1.18%	1.15%
Expenses, net of reimbursements	0.82%	0.81%	0.84%	0.81%	0.80%	0.94%	0.91%	1.11	%C	1.17%	1.18%	1.15%
Net investment income (loss), before reimbursements	0.47%	0.52%	0.87%	1.36%	0.94%	0.30%	0.39%	0.03	%C	0.12%	0.17%	0.59%
Net investment income (loss), net of reimbursements	0.47%	0.52%	0.87%	1.36%	0.94%	0.30%	0.39%	0.03	%C	0.12%	0.17%	0.59%
Portfolio turnover rate	59%	59%	61%	62%	52%	59%	59%	61	%D	59%	59%	61%

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
E	Not annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

28

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class		Advisor Class					Retirement Class				AMR Class
Year Ended October 31,		Year Ended October 31,					Year Ended October 31,		May 1 to October 31,		Year Ended October 31,
2008	2007	2011	2010	2009	2008	2007	2011	2010	2009		2011	2010	2009	2008	2007
$21.62	$22.08	$17.33	$13.97	$12.13	$21.46	$21.94	$17.23	$13.95	$11.58		$17.76	$14.32	$12.48	$22.05	$22.48

0.20	0.16	(0.01)	0.01	0.06	0.16	0.10	0.02	0.04	(0.02)		0.13	0.18	0.11	0.33	0.30
(6.97)	1.07	0.89	3.35	1.90	(6.93)	1.07	0.81	3.28	2.39		0.92	3.38	1.97	(7.15)	1.08

(6.77)	1.23	0.88	3.36	1.96	(6.77)	1.17	0.83	3.32	2.37		1.05	3.56	2.08	(6.82)	1.38

(0.16)	(0.13)	(0.06)	—	(0.12)	(0.09)	(0.09)	(0.05)	(0.04)	—		(0.10)	(0.12)	(0.24)	(0.28)	(0.25)
(2.47)	(1.56)	—	—	—	(2.47)	(1.56)	—	—	—		—	—	—	(2.47)	(1.56)

(2.63)	(1.69)	(0.06)	—	(0.12)	(2.56)	(1.65)	(0.05)	(0.04)	—		(0.10)	(0.12)	(0.24)	(2.75)	(1.81)

$12.22	$21.62	$18.15	$17.33	$13.97	$12.13	$21.46	$18.01	$17.23	$13.95		$18.71	$17.76	$14.32	$12.48	$22.05

(35.04)%	5.83%	5.07%	24.05%	16.41%	(35.19)%	5.55%	4.79%	23.82%	20.47	%E	5.85%	25.00%	17.30%	(34.71)%	6.39%

$699,670	$1,316,188	$33,032	$32,295	$28,333	$33,479	$69,112	$1,817	$360	$1		$338,723	$320,715	$271,066	$209,927	$411,406

1.06%	1.05%	1.32%	1.32%	1.34%	1.31%	1.32%	1.62%	1.54%	1.53	%C	0.56%	0.57%	0.59%	0.56%	0.54%
1.06%	1.05%	1.32%	1.32%	1.31%	1.31%	1.32%	1.62%	1.54%	1.53	%C	0.56%	0.57%	0.59%	0.56%	0.54%
1.12%	0.70%	(0.02)%	0.03%	0.44%	0.86%	0.43%	(0.35)%	(0.20)%	(0.28	)%C	0.72%	0.76%	1.11%	1.62%	1.21%
1.12%	0.70%	(0.02)%	0.03%	0.48%	0.86%	0.43%	(0.35)%	(0.20)%	(0.28	)%C	0.72%	0.76%	1.11%	1.62%	1.21%
62%	52%	59%	59%	61%	62%	52%	59%	59%	61	%D	59%	59%	61%	62%	52%

29

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class			C Class
	Year Ended October 31, 2011	May 17 to October 31, 2010		Year Ended October 31, 2011	September 1 to October 31, 2010
Net asset value, beginning of period	$17.39	$17.33		$17.37	$15.62

Income from investment operations:
Net investment income (loss)	0.03	0.00		(0.04)	(0.01)

Net gains (losses) on securities (both realized and unrealized)	0.83	0.06		0.74	1.76

Total income (loss) from investment operations	0.86	0.06		0.70	1.75

Less distributions:

Dividends from net investment income	(0.06)	—		(0.03)	—

Distributions from net realized gains on securities	—	—		—	—

Total distributions	(0.06)	—		(0.03)	—

Net asset value, end of period	$18.19	$17.39		$18.04	$17.37

Total return A,B	4.92%	0.35	%E	4.00%	11.20	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,822	$18		$1,106	$6
Ratios to average net assets (annualized):
Expenses before reimbursements	1.57%	1.28	%C	2.60%	2.69	%C
Expenses, net of reimbursements	1.57%	1.28	%C	2.60%	2.10	%C
Net investment income (loss), before reimbursements	(0.32)%	0.01	%C	(1.36)%	(1.86	)%C
Net investment income (loss), net of reimbursements	(0.32)%	0.01	%C	(1.36)%	(1.28	)%C
Portfolio turnover rate	59%	59	%F	59%	59	%F

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
E	Not annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

30

American Beacon Small Cap Value FundSM

Privacy Policy & Federal Tax Information

October 31, 2011 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2010, which is designated as qualifying for the dividends-received deduction, was 78.52%.

For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2010, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003, was 100%.

Shareholders will receive notification in January 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

31

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Disclosure Regarding Renewal and Approval of Management Agreement and Investment Advisory Agreements

At its May 26, 2011 meeting, the Board of Trustees (“Board”) considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust (collectively the “Funds”) and each Investment Advisory Agreement between the Manager and a subadvisor (“Investment Advisory Agreements” and collectively with the Management Agreement, the “Agreements”). In preparation for the Board’s consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 11, 2011 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•	a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

•

an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•	a description of any payments by the subadvisers to the manager to support the Funds’ marketing efforts;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•

a discussion regarding the firm’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm’s methodology for obtaining best execution and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;
•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

•	a certification by the firm regarding the reasonable design of its compliance program;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

32

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Fund (Unaudited)

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fees and expense ratios for comparable mutual funds;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 11, 2011 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 26, 2011 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to All Funds

In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 26, 2011 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s generally favorable long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to increase assets in the Funds as demonstrated, for example, by the continued increase in sales personnel; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; the Manager’s commitment to increasing headcount and training employees in conjunction with product expansion; and efforts made by the Manager to retain key employees.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

33

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Small Cap Value Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Funds stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Funds. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Small Cap Value Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager’s representation that assets in the Funds’ complex increased during 2010, primarily due to market appreciation.

In addition, the Board noted the Manager’s representation that, many of the Funds enjoy the primary benefit of economies of scale because low comparable fee levels are already reflected in the current level of management & administration fees charged by the Manager, the current fee structure already provides an adequate mechanism for the sharing of economies of scale with shareholders and due to the existing low cost structure of the Funds that further breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager will use the Large Cap Value Fund model in managing its collective investment trust.

In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Fund did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31, 2010.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

34

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper peer universe median. References to the Lipper expense universe below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

Additional Considerations and Conclusions with Respect to the Small Cap Value Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Small Cap Value Fund outperformed the peer universe median for the one-, three, five- and ten-year periods ended March 31, 2011 and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper universe.

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Dreman Value Management, LLC (“Dreman”), Hotchkis, The Boston Company Asset Management, LLC (“TBC”), and Opus Capital Group, LLC (“Opus”), the Trustees considered the following additional factors: (1) Hotchkis outperformed the peer universe median for the one- three- and ten-year periods ended March 31, 2011, but underperformed for the five-year period; (2) Brandywine outperformed the peer universe median for the one- and ten-year periods ended March 31, 2011, but underperformed for the three- and five-year periods; (3) Barrow outperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2011; (4) TBC outperformed the peer universe median for the three- and five-year periods ended March 31, 2011, but underperformed for the one-year period; (5) Opus outperformed the peer universe median for the one-, three-, and five-year periods ended March 31, 2011; (6) Dreman was allocated a portion of Fund assets on June 28, 2010 and underperformed it market benchmark index since inception; (7) Barrow, Brandywine, Hotchkis, and TBC informed the Manager that they use Fund commissions to obtain proprietary research, the application of which benefits the Fund and each of those subadvisors’ clients; and (8) the Manager’s recommendation to continue to retain each subadvisor.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Small Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Small Cap Value Fund.

35

Trustees and Officers of the American Beacon Funds

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (74)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, Center Point Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust Funds (1996-Present).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (67)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Brenda A. Cline (50)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, Trinity Valley School (2003-2004); Member; Trinity Valley School Endowment Committee (2004-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Eugene J. Duffy (57)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

36

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Thomas M. Dunning (69)	Trustee since 2008	Non-Executive Chairman (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Board Member, Baylor Health Care System Foundation (2007-present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-present); Board Member, John Tower Center for Political Studies/SMU (2008-Present); Board Member, University of Texas Development Board (2008-Present); Board Member, BancTec (2010 – Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Richard A. Massman (68)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-2011) and Director (2005-2011), The Dallas Opera Foundation; Chairman (2006-2010) and Director (2005-2009), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Director, The Retina Foundation of the Southwest (2000-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

R. Gerald Turner (65) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust Funds (2001-Present).

Paul J. Zucconi,CPA (71)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community services and products) (2010-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term
One Year

Gene L. Needles, Jr. (56)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President (2009-Present), American Beacon Mileage Funds; President (2009-Present), American Beacon Select Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

37

Trustees and Officers of the American Beacon Funds

(Unaudited)

William F. Quinn** (63)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman and Director (2008-Present), Lighthouse Holdings, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009), Director, Hicks Acquisition II, Inc. (2010-Present); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); the Independent Trustee, National Railroad Retirement Investment Trust (2011-Present); Trustee (1995-2008) and President (1995-2007, 2008-2009), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds, plc (2007-2009).

Rosemary K. Behan (52)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, U.S. Securities and Exchange Commission, (1995-2004).

Brian E. Brett (51)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment adviser) (1996-2004).

Wyatt Crumpler (45)	VP since 2007	Vice President, Asset Management (2009-Present) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Erica Duncan (41)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (57)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (50)	Treasurer since 2010	Vice President, Finance and Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.

Terri L. McKinney (47)	VP since 2010	Vice-President, Enterprise Services (2009-Present), Managing Director (2003-2009), and Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; President, Board of Trustees (2010-Present), Vice-President, Board of Trustees (2008-2010), and Trustee (2006-2008), Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (36)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (48)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (40)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

38

Trustees and Officers of the American Beacon Funds

(Unaudited)

John J. Okray (37)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Vice President, Oppenheimer Funds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010) Senior Tax Analyst (1999-2004), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

39

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41

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor and Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN	TRANSFER AGENT	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	DISTRIBUTOR
State Street Bank and Trust	Boston Financial Data Services	Ernst & Young LLP	Foreside Fund Services, LLC
Boston, Massachusetts	Kansas City, Missouri	Dallas, Texas	Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.	AR 10/11

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon
FUNDS℠

Annual Report

October 31, 2011

EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability, and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets.

American Beacon Funds	October 31, 2011

Fellow Shareholders,

Investor concerns regarding the health of the global economy and the ongoing European sovereign crisis have taken a toll on the international and emerging markets.

With the headlines focused on geopolitical and economic risks, the strengthening underlying fundamentals at many publicly traded companies and continued economic growth—though at an admittedly slower pace—have drawn less attention. This near-term myopia can create opportunities for fund companies like ours, where our sub-advisors manage with a longer-term perspective. The market volatility also highlights the key benefit of our multi-manager approach—a strategy we feel can help smooth performance over time.

The performance of our international and emerging markets equity funds over the past year fell short of our goals as our funds were affected along with their underlying asset classes. However, we believe our strategy will serve our investors over time as they navigate through episodes of economic and geopolitical turbulence.

For the twelve-month period ended October 31, 2011:

>>American Beacon Emerging Markets Fund (Institutional Class) returned -12.18%

>>American Beacon International Equity Fund (Institutional Class) returned -5.89%

At American Beacon, we remain focused on seeking opportunities and meeting market challenges to deliver the type of consistency and service our shareholders value. We regard your trust in the American Beacon Funds as recognition that we are achieving these goals, and we appreciate your continued investment.

For further details about the growing number of investment opportunities now available within the American Beacon Funds family, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Emerging Markets Overview

October 31, 2011 (Unaudited)

For the 12 months ended October 31, 2011, the MSCI Emerging Markets Index fell by 7.72%. Global stock markets were rocked by an ever-growing list of negative economic factors during the period. The euro-zone debt crisis, well into its second year, was the biggest drag on global markets, followed by growing fears of a double-dip recession in the U.S., and China’s efforts to cool an overheated real estate market.

Developed markets were locked in a deleveraging cycle that caused demand to shrink. Emerging market consumption was strong at upper-income levels, but inflation remained stubbornly high in many markets and middle-class consumers clearly felt the squeeze.

Markets began pricing in a global recession, with cyclical industries taking a big hit. During periods of heightened volatility, market correlation tends to rise. This was evident to a certain degree, although sector concentration minimized the impact. South Africa held up relatively well due to its precious metal exposure. Mexico actually benefitted from the country’s association with the U.S., which turned out to be the best of a troubled lot, and Indonesia actually delivered positive performance.

Emerging markets entered 2011 priced for continued earnings expansion. The MSCI Emerging Markets Index was trading at 12 times 2011 earnings, which were expected to rise approximately 19%. This was exceptionally optimistic considering the precarious situation in Europe, the U.S. employment situation, and an apparent property bubble in the world’s largest commodities buyer, China. In addition, inflation was high in several markets, as were local currency levels, adding another layer of pressure on both consumers and exporters.

Government and monetary policy officials faced a delicate balancing act between hiking interest rates to temper inflation, but risking further currency appreciation and slower demand, or using targeted measures to cools segments of the economy. India opted for the latter, China the former. Brazil acquiesced to higher rates, but not without a tax to discourage currency speculation. The result: Gross domestic product (GDP) growth in emerging markets has slowed from 8% in 2010 to an expected 6.4% for 2011. India’s GDP growth rate slowed from over 10% for 2010 to an estimated 7.1% for 2011, Brazil’s growth slowed from 7.5% to 3.7%, and China’s growth rate fell to 9.0% from 10.1%.

The widespread slowdown caused market multiples to contract to more reasonable levels and earnings estimates have fallen more than 10%. Although 2012 estimates may decline a bit further, valuation multiples are close to the 2008 trough.

There are near-term risks, however. The current global economic malaise will not be solved overnight, and risk aversion does not favor emerging markets. The situation in Europe is complicated and could continue to cause volatility and a flight to safety. U.S. political paralysis preceding the presidential election creates additional stress. In addition, Chinese officials have uncharacteristically sounded the growth alarm and indicated that financial reform would be critical to navigating the current economy.

2

Performance Overview

American Beacon Emerging Markets FundSM

October 31, 2011 (Unaudited)

The Institutional Class of the Emerging Markets Fund (“Fund”) returned -12.18% for the twelve months ended October 31, 2011. The Fund underperformed the MSCI Emerging Markets Index (the “Index”) return of -7.72% and the Lipper Emerging Markets Funds Index return of -9.49% for the period.

Comparison of Change in Value of a $10,000 Investment For The Period From 10/31/01 Through 10/31/11

	Annualized Total Returns			Value of $10,000 10/31/01- 10/31/11
	Periods Ended 10/31/11
	1 Year	5 Years	10 Years
Institutional Class(1,7)	-12.18%	4.44%	15.54%	$42,405
Y Class (1,2,7)	-12.25%	4.39%	15.52%	42,314
Investor Class(1,3,7)	-12.65%	4.03%	15.20%	41,149
A Class with sales Charge(1,4,7)	-17.60%	2.79%	14.50%	38,733
A Class without sales Charge(1,4,7)	-12.58%	4.02%	15.19%	41,124
C Class with sales Charge(1,5,7)	-14.18%	3.86%	15.10	40,810
C Class without sales Charge(1,5,7)	-13.18%	3.86%	15.10%	40,810
AMR Class(1,7)	-12.30%	4.58%	15.78%	43,274
MSCI Emg Mkts Index (6)	-7.72%	6.52%	16.82%	47,327
Lipper Emg Mkts Funds Index(6)	-9.49%	4.63%	15.80%	43,374

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/01 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/01.
3.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/01 up to 10/1/02, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/01. A portion of the fees charged to the Investor Class of the Fund was waived in 2004 and 2005 and recouped in 2006. Performance prior to fee waivers and fee recoupment is different than the actual returns shown.
4.	Fund performance for the five-year and ten-year periods represents the returns achieved by the Institutional Class from 10/31/01 through 10/1/02, the Investor Class from 10/1/02 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/01. The maximum sales charge for A Class is 5.75%.
5.	Fund performance for the five-year and ten-year periods represents the returns achieved by the Institutional Class from 10/31/01 through 10/1/02, the Investor Class from 10/1/02 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/01. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The Lipper Emerging Markets Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Markets Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 1.59%, 1.83%, 1.87%, 2.27%, 3.42%, and 1.35%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the twelve-month period by 4.46% as a result of poor stock selection, as country allocation added value for the period.

Stock selections in China and Mexico led to the relative underperformance, more than offsetting positive selections in South Korea and Brazil. In China, investment in Chaoda Modern Agriculture Holdings Ltd. (down 81.0%) and Weiqiao Textile Co. (down 25.0%) contributed to the relative

3

Performance Overview

American Beacon Emerging Markets FundSM

October 31, 2011 (Unaudited)

underperformance. Detractors in Mexico included Cemex S.A.B. de C.V. (down 57.6%) and Desarrolladora Homex, S.A.B. de C.V. (down 55.5%). Positive contributors in South Korea, including Hyundai Motor Co. (up 23.2%), Lotte Chilsung Beverage Co. Ltd. (up 65.1%), and Lotte Confectionary Co. Ltd. (up 18.1% for the period it was held by the Fund), added value for the period. In Brazil, Vivo Participacoes S.A. (up 73.1%) and Redecard S.A. (up 41.5%) benefited relative performance.

Relative contribution from country allocation was positive for the twelve-month period, as a result of overweighting South Korea and the Czech Republic (up 6.2% and down 1.2%, respectively), and underweighting China (down 15.8%). Overweighting Turkey (down 34.7%) and underweighting Malaysia (up 3.5%) detracted from performance for the period.

The Fund’s basic philosophy remains focused on investing in attractively valued companies with above-average earnings growth expectations.

Top Ten Holdings

% of Net Assets
Petroleo Brasileiro S.A.	3.0%
Lukoil OAO	2.2%
Gazprom OAO	1.9%
Samsung Electronics Co. Ltd.	1.8%
KB Financial Group, Inc.	1.6%
First Pacific Co Ltd.	1.6%
POSCO	1.5%
Banco Santander Brasil S.A.	1.5%
China Mobile Ltd.	1.5%
Itau Unibanco Banco Holding S.A.	1.5%

Sector Allocation

% of Equities
Financials	23.0%
Telecommunication Services	11.4%
Consumer Staples	10.9%
Energy	10.3%
Information Technology	9.6%
Consumer Discretionary	9.2%
Materials	9.1%
Utilities	7.9%
Industrials	7.0%
Health Care	1.6%

Country Allocation

% of Equities
Hong Kong/China	18.1%
South Korea	17.2%
Brazil	16.4%
India	7.5%
South Africa	5.9%
Taiwan	5.7%
Russia	5.4%
Mexico	4.0%
Turkey	3.0%
Indonesia	2.6%
Malaysia	2.1%
Philippines	2.1%
Czech Republic	1.4%
Thailand	1.3%
Poland	1.2%
United States	1.2%
Hungary	1.0%
Chile	0.8%
Egypt	0.7%
Austria	0.6%
Peru	0.5%
Argentina	0.4%
Singapore	0.4%
Luxembourg	0.2%
Lebanon	0.2%
United Kingdom	0.1%

4

Fund Expenses

American Beacon Emerging Markets FundSM

October 31, 2011 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11
Institutional Class
Actual	$1,000.00	$816.90	$5.08
Hypothetical **	$1,000.00	$1,019.61	$5.65

Y Class
Actual	$1,000.00	$816.26	$5.54
Hypothetical **	$1,000.00	$1,019.11	$6.16

Investor Class
Actual	$1,000.00	$814.67	$7.27
Hypothetical **	$1,000.00	$1,017.19	$8.08

A Class
Actual	$1,000.00	$814.50	$6.59
Hypothetical **	$1,000.00	$1,017.95	$7.32

C Class
Actual	$1,000.00	$812.34	$10.69
Hypothetical **	$1,000.00	$1,013.41	$11.88

AMR Class
Actual	$1,000.00	$816.14	$6.04
Hypothetical **	$1,000.00	$1,018.55	$6.72

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.11%, 1.21%, 1.59%, 1.44%, 2.34%, and 1.32% for the Institutional, Y, Investor, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

International Equity Market Overview

October 31, 2011 (Unaudited)

For the 12 months ended October 31, 2011, the MSCI EAFE Index declined by 4.08%. Equity markets were volatile during this period, generally finishing with negative returns.

Events throughout the year led to alternating intervals of investor confidence and investor fear. Positive developments included strong corporate earnings, low interest rates, and abundant liquidity provisions due to the quantitative easing efforts of various central banks. Among the negative developments were the deepening sovereign debt crisis in Europe; armed uprisings in the Middle East and Northern Africa; and the earthquake, tsunami, and nuclear crises in Japan.

In March, Japan’s fledgling recovery was derailed by a horrific three-pronged natural disaster – an earthquake, followed by a tsunami and a nuclear meltdown. While the human tragedy was considerable, the strength and resiliency of the Japanese people has been astounding. The aftermath sparked a severe retrenchment of gross domestic product (GDP) in the spring and early summer, impairing a variety of businesses. Parts of the global technology supply chain were particularly strongly affected. In more recent months, the Japanese economy has shown signs of recovery, which should continue to build despite the global GDP slowdown.

The most significant macro issue in 2011 has been the resumption of the European sovereign credit crisis, which reached a more dangerous level as fears over sovereign default in Portugal, Ireland, Greece and Spain spilled into the much larger and systemically important markets of Italy and France. The Greek government struggled to further extend austerity measures to qualify for their next tranche of bailout funds. However, austerity has triggered a severe recession, and debt-to-GDP levels continue to surge instead of fall. Investor sentiment then targeted European banks with any semblance of exposure to peripheral Europe, taking down shares dramatically with the thesis that sovereign defaults would drive a wave of equity capital raisings to repair balance sheets.

By the end of October, however, Germany and France, along with the other euro-zone nations, agreed to a more comprehensive rescue package. The package included the voluntary restructuring of Greek debt by bondholders (50% haircut), plus an expansion of the European Financial Stability Facility (EFSF) up to $1.4 trillion and a plan to recapitalize Europe’s undercapitalized banks by up to $150 billion in aggregate. While the package appears more credible, its implementation will be the key to its ultimate success.

This backdrop has driven developed market economies to retain an extremely loose monetary policy, with the U.S. Federal Reserve indicating near-zero interest rates for the foreseeable future. The European Central Bank (ECB), with its incoming chief Mario Draghi from Italy, has recently cut rates 25 basis points (0.25%) to 1.25%, with an easing bias, and Japan continues their near-zero rate environment. However, the loose policy and quantitative easing in the U.S. has done little to extend the global recovery, as the U.S. continues to experience sluggish, below-trend growth. Europe, including its strong core in Germany, is at risk of a regional contraction due to widespread austerity. That said, valuations have become inexpensive during the year, and investor expectations have declined. As inflationary pressures in emerging markets abate and Europe figures out a way to navigate the near-term turbulence, there could be room for positive surprises from international equities over the next 12 months given just a hint of relative improvements in economic conditions.

6

Performance Overview

American Beacon International Equity FundSM

October 31, 2011 (Unaudited)

The Institutional Class of the International Equity Fund (“Fund”) returned -5.89% for the twelve months ended October 31, 2011. The Fund underperformed the MSCI EAFE Index (the “Index”) return of -4.08% but outperformed the Lipper International Funds Index return of -6.38% for the period.

Comparison of Change in Value of a $10,000 Investment

For The Period From 10/31/01 Through 10/31/11

	Annualized Total Returns			Value of
	Periods Ended 10/31/11			$10,000
				10/31/01-
	1 Year	5 Years	10 Years	10/31/11
Institutional Class(1,8)	-5.89%	-2.27%	6.55%	$18,861
Y Class(1,2,8)	-6.00%	-2.32%	6.53%	18,821
Investor Class(1,8)	-6.21%	-2.58%	6.30%	18,417
Advisor Class(1,3,8)	-6.35%	-2.84%	6.05%	17,995
Retirement Class(1,4,8)	-6.37%	-2.87%	6.03%	17,960
A Class with sales charge(1,5,8)	-11.65%	-3.76%	5.65%	17,325
A Class without sales charge(1,5,8)	-6.26%	-2.61%	6.28%	18,384
C Class with sales charge(1,6,8)	-8.09%	-2.82%	6.16%	18,188
C Class without sales charge(1,6,8)	-7.09%	-2.82%	6.16%	18,188
AMR Class(1,8)	-5.62%	-2.02%	6.82%	19,339
Lipper Int’l. Funds Index(7)	-6.38%	-1.39%	6.44%	18,674
MSCI EAFE Index (7)	-4.08%	-2.41%	5.73%	17,465

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/01 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the
Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/01.
3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/01 up to 5/1/03, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/01. A portion of the fees charged to the Advisor Class of the Fund was waived through 2007. Performance prior to waiving fees was lower than the actual returns shown for periods through 2007.
4.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/01 through 4/30/03 and the Advisor Class from 5/1/03 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/01.
5.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/01 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/01. The maximum sales charge for A Class is 5.75%.
6.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/01 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/01. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
7.	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.72%, 0.82%, 1.08%, 1.27%, 1.67%, 1.27%, 2.17%, and 0.47%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

7

Performance Overview

American Beacon International Equity FundSM

October 31, 2011 (Unaudited)

The Fund underperformed the Index by 1.81% over the twelve-month period due to country allocation, as stock selection added value.

Stock selections within Japan and France benefited the Fund’s relative performance. In Japan, the Fund added value through investments in Daito Trust Construction Co. Ltd. (up 56.2%), JGC Corp (up 52.5%), and KDDI Corp. (up 41.6%). In France, Sanofi (up 8.7%), EADS N.V. (up 28.8%), and Technip S.A. (up 16.5%) benefited relative performance for the period. Stock selections in Hong Kong and the Netherlands detracted from relative performance, including Esprit Holdings Ltd. (down 72.0%) in Hong Kong and Koninklijke Philips Electronics N.V. and PostNL N.V. (down 27.9% and 54.7%, respectively) in the Netherlands.

Country allocation contributed negatively to relative performance, specifically through underweighting Australia (up 3.5%) and overweighting France (down 11.5%). Investing in South Korea (up 6.2%) added value during the period.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings

% of Net Assets
Sanofi	2.6%
Novartis AG	2.5%
Siemens AG	1.7%
HSBC Holdings plc	1.7%
Royal Dutch Shell plc	1.7%
Vodafone Group plc	1.7%
Total S.A.	1.6%
DBS Group Holdings Ltd.	1.6%
Unilever plc	1.5%
GlaxoSmithKline plc	1.5%

Sector Allocation

% of Equities
Financials	20.5%
Industrials	14.4%
Health Care	11.9%
Consumer Discretionary	11.0%
Energy	9.5%
Materials	9.3%
Consumer Staples	7.4%
Information Technology	6.8%
Telecommunication Services	6.7%
Utilities	2.6%

Regional Allocation*

*	shown as a percentage of equities

Region

Europe	72.5%
Asia	25.2%
North America	1.6%
Middle East	0.7%

8

Fund Expenses

American Beacon International Equity FundSM

October 31, 2011 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11
Institutional Class
Actual	$1,000.00	$828.53	$3.18
Hypothetical **	$1,000.00	$1,021.73	$3.52

Y Class
Actual	$1,000.00	$828.27	$3.64
Hypothetical **	$1,000.00	$1,021.22	$4.02

Investor Class
Actual	$1,000.00	$827.49	$4.88
Hypothetical **	$1,000.00	$1,019.86	$5.40

Advisor Class
Actual	$1,000.00	$826.41	$5.75
Hypothetical **	$1,000.00	$1,018.90	$6.36

Retirement Class
Actual	$1,000.00	$826.55	$6.08
Hypothetical **	$1,000.00	$1,018.55	$6.72

A Class
Actual	$1,000.00	$827.31	$5.62
Hypothetical **	$1,000.00	$1,019.06	$6.21

C Class
Actual	$1,000.00	$823.50	$8.96
Hypothetical **	$1,000.00	$1,015.38	$9.91

AMR Class
Actual	$1,000.00	$829.82	$1.98
Hypothetical **	$1,000.00	$1,023.04	$2.19

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.69%, 0.79%, 1.06%, 1.25%, 1.32%, 1.22%, 1.95%, and 0.43% for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

9

American Beacon Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Emerging Markets Fund and American Beacon International Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Emerging Markets Fund and the American Beacon International Equity Fund (two of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Emerging Markets Fund and the American Beacon International Equity Fund at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2011

10

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
ARGENTINA - 0.38%
COMMON STOCKS - (Cost $688)
Banco Macro S.A., ADRA	4,192	$84
Nortel Inversora S.A., ADRA	18,400	439

Total Argentina		523

AUSTRIA - 0.60%
COMMON STOCKS - (Cost $1,750)
Erste Group Bank AG	38,472	820

BRAZIL - 15.39%
COMMON STOCKS - 13.69% (Cost $20,659)
Banco do Brasil S.A.	41,790	630
Banco Santander Brasil S.A., ADRA	220,250	2,005
Brasil Insurance Participacoes e Administracao S.A.	8,500	82
BRF - Brasil Foods S.A.B	30,210	629
Centrais Eletricas Brasileiras S.A., ADRA	100,100	996
Centrais Eletricas Brasileiras S.A.B	51,766	518
Cia de Bebidas das Americas, ADRA	20,480	691
Cielo S.A.	9,600	254
Embraer S.A., ADRA	44,640	1,242
Fibria Celulose S.A., ADRA	25,500	226
Gerdau S.A., ADRA	54,460	491
Grendene S.A.	31,840	146
Itau Unibanco Holding S.A., ADRA	65,289	1,249
Itau Unibanco Holding S.A.	17,400	284
JBS S.A.	175,100	526
Magnesita Refratarios S.A.B	53,700	195
Marfrig Alimentos S.A.	166,000	721
MRV Engenharia e Participacoes S.A.	18,900	133
PDG Realty S.A. Empreendimentos e Participacoes	55,100	243
Petroleo Brasileiro S.A., A Shares, ADRA B	101,479	2,566
Petroleo Brasileiro S.A., ADRA B	58,990	1,593
Porto Seguro S.A.	20,960	224
Redecard S.A.	19,900	334
Telefonica Brasil S.A., ADRA	32,805	952
Ultrapar Participacoes S.A.	11,600	207
Vale S.A., ADRA	27,570	701
Viver Incorporadora e Construtora S.A.B	679,880	939

Total Common Stocks		18,777

PREFERRED STOCKS - 1.70% (Cost $1,873)
Cia de Tecidos do Norte de Minas - Coteminas	40,262	84
Cia Energetica de Minas Gerais	200	3
Cia Energetica do Ceara	31,800	642
Gerdau S.A.	5,800	52
Itau Unibanco Holding S.A.	28,055	535
Tele Norte Leste, ADRA	40,110	435
Vale S.A., A Shares	10,704	254
Vale S.A., ADRA	14,086	333

Total Preferred Stocks		2,338

Total Brazil		21,115

	Shares	Fair Value
		(000’s)
CHILE - 0.76%
COMMON STOCKS - (Cost $1,095)
Banco Santander-Chile, ADRA	2,800	$229
Cencosud S.A.	38,924	244
Empresa Nacional de Electricidad S.A., ADRA	400	19
Empresa Nacional de Electricidad S.A.	109,000	176
Enersis S.A., ADRA	13,666	268
Enersis S.A.	18,595	7
SACI Falabella	10,276	95

Total Chile		1,038

CZECH REPUBLIC - 1.33%
COMMON STOCKS - (Cost $1,785)
CEZ AS	9,900	419
Komercni Banka AS	1,524	294
Telefonica Czech Republic AS	52,608	1,106

Total Czech Republic		1,819

EGYPT - 0.63%
COMMON STOCKS - (Cost $1,001)
Commercial International Bank Egypt SAE	120,292	536
Juhayna Food IndustriesB	142,046	116
Telecom Egypt	84,912	212

Total Egypt		864

HONG KONG/CHINA - 16.98%
COMMON STOCKS - (Cost $27,244)
Asia Cement China Holdings Corp.	89,000	42
Bank of Communications Co Ltd.	328,900	226
Beijing Capital International Airport Co Ltd.	780,000	347
Belle International Holdings Ltd.	169,000	324
BYD Electronic International Co Ltd.	851,000	310
Chaoda Modern Agriculture Holdings Ltd.	2,200,000	312
China Coal Energy Co Ltd.	342,000	419
China Construction Bank Corp.	1,527,325	1,110
China Dongxiang Group Co.	1,711,000	301
China Life Insurance Co Ltd.	238,000	612
China Mengniu Dairy Co Ltd.	98,000	311
China Minsheng Banking Corp Ltd.	235,000	188
China Mobile Ltd.	210,000	2,001
China Pacific Insurance Group Co Ltd.	117,400	358
China Petroleum & Chemical Corp.	46,370	44
China Petroleum & Chemical Corp., ADRA	870	82
China Power International Development Ltd.	1,067,800	228
China Railway Construction Corp Ltd.	402,500	239
China Railway Group Ltd.	703,000	234
China Resources Power Holdings Co Ltd.	1,120,000	1,992
China Telecom Corp Ltd.	480,000	298
China Yuchai International Ltd.	25,420	387
China ZhengTong Auto Services Holdings Ltd.B	140,000	148
COSCO Pacific Ltd.	140,000	195
Dickson Concepts International Ltd.	687,945	389
First Pacific Co Ltd.	2,147,074	2,221
GCL-Poly Energy Holdings Ltd.	483,000	152

See accompanying notes

11

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
Global Bio-Chem Technology Group Co Ltd.	946,520	$213
Guangzhou Automobile Group Co Ltd.	359,370	359
Hengan International Group Co Ltd.	32,500	281
Huaneng Power International, Inc.	1,147,900	513
Huaneng Power International, Inc., ADRA	370	7
Industrial & Commercial Bank of China	1,237,555	758
Maanshan Iron & Steel	376,000	110
Mindray Medical International Ltd., ADRA	6,410	175
NWS Holdings Ltd.	166,817	253
People’s Food Holdings Ltd.	1,313,911	685
PetroChina Co. Ltd.	872,000	1,135
Ping An Insurance Group Co.	37,500	272
Renhe Commercial Holdings Co Ltd.	1,834,000	252
Shanghai Industrial Holdings Ltd.	115,000	376
Shanghai Pharmaceuticals Holding Co Ltd.B	83,000	159
Sinotrans Ltd.	6,639,058	1,352
Sohu.com, Inc.B	5,700	344
Tencent Holdings Ltd.	25,100	572
TPV Technology Ltd.	264,970	76
Want Want China Holdings Ltd.	296,000	271
Weiqiao Textile Co.	1,741,100	952
Xinhua Winshare Publishing and Media Co Ltd.	477,000	210
Yanzhou Coal Mining Co Ltd.	112,000	278
Zhejiang Expressway Co. Ltd.	362,000	240

Total Hong Kong/China		23,313

HUNGARY - 0.96%
COMMON STOCKS - (Cost $1,391)
Magyar Telekom Telecommunications plc	421,763	973
Richter Gedeon Nyrt	2,141	343

Total Hungary		1,316

INDIA - 7.02%
COMMON STOCKS - (Cost $10,051)
Asian Paints Ltd.	3,162	205
Bank of India	25,470	173
Dr Reddy’s Laboratories Ltd.	9,012	306
Engineers India Ltd.	2,041	10
GAIL India Ltd.	16,460	142
Glenmark Pharmaceuticals Ltd.	49,859	321
HDFC Bank Ltd.	48,217	482
Hindustan Petroleum Corp Ltd.	31,430	215
ICICI Bank Ltd.	11,508	217
India Cements Ltd.	223,410	367
IndusInd Bank Ltd.	37,662	221
ITC Ltd.	88,417	385
Jindal Steel & Power Ltd.	16,299	186
Jubilant Life Sciences Ltd.	63,090	253
Larsen & Toubro Ltd.	7,117	205
Mahanagar Telephone Nigam	186,640	119
Mahindra & Mahindra Ltd.	16,031	285
NMDC Ltd.	60,420	290
Oriental Bank of Commerce	39,890	236
Reliance Energy Ltd.	158,850	1,505
Reliance Industries Ltd.	82,936	1,476
Rolta India Ltd.	139,370	237

	Shares	Fair Value
		(000’s)
State Bank of India	7,590	$295
State Bank of India, GDRD E	5,090	401
Steel Authority of India Ltd.	74,910	171
Sterlite Industries India Ltd., ADRA	40	0
Sterlite Industries India Ltd.	76,060	195
Tata Consultancy Services Ltd.	18,999	431
Tata Steel Ltd.	30,387	298

Total India		9,627

INDONESIA - 2.41%
COMMON STOCKS - (Cost $2,682)
Aneka Tambang Tbk PT	407,500	81
Astra Agro Lestari Tbk PT	32,000	77
Astra International Tbk PT	55,400	424
Bank Central Asia Tbk PT	381,500	345
Bank Mandiri Tbk PT	411,500	325
Indofood Sukses Makmur Tbk PT	417,500	244
Indosat Tbk PT	899,000	540
Kalbe Farma Tbk PT	407,000	158
Lippo Karawaci Tbk PT	4,578,500	325
Medco Energi Internasional Tbk PT	1,118,000	289
Telekomunikasi Indonesia Tbk PT	595,800	495

Total Indonesia		3,303

LEBANON - 0.20%
COMMON STOCKS - (Cost $365)
Banque Audi sal- Audi Saradar Group, GDRE	21,549	139
BLOM Bank SAL, GDRE	17,692	136

Total Lebanon		275

LUXEMBOURG - 0.17%
COMMON STOCKS - (Cost $268)
Samsonite International S.A.B	141,300	231

MALAYSIA - 1.94%
COMMON STOCKS - (Cost $2,994)
Axiata Group Bhd	424,700	673
CIMB Group Holdings Bhd	131,400	322
Genting Malaysia Bhd	72,410	90
Malayan Banking Bhd	43,472	118
Proton Holdings Bhd	928,700	805
Sime Darby Bhd	103,200	296
Tenaga Nasional Bhd	187,250	363

Total Malaysia		2,667

MEXICO - 3.73%
COMMON STOCKS - (Cost $5,812)
America Movil SAB de CV, ADRA	68,182	1,734
Cemex SAB de CV, ADRA	153,000	669
Consorcio ARA SAB de CV	299,700	82
Desarrolladora Homex SAB de CV, ADRA B	15,630	234
Fomento Economico Mexicano SAB de CV, ADRA	9,880	662
Gruma SAB de CV	431,540	844
Grupo Financiero Banorte SAB de CV	89,200	304
Grupo Televisa S.A., ADRA	21,000	448
Industrias CH SAB de CVB	7,800	25

See accompanying notes

12

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
Telefonos de Mexico SAB de CV, ADRA	7,224	$113

Total Mexico		5,115

PERU - 0.51%
COMMON STOCKS - (Cost $672)
Cia de Minas Buenaventura S.A., ADRA	8,130	333
Credicorp Ltd.	3,310	360

Total Peru		693

PHILIPPINES - 1.97%
COMMON STOCKS - (Cost $2,636)
Ayala Corp.	37,872	268
Bank of the Philippine Islands	11,123	15
First Philippine Holdings Corp.	544,870	663
Metro Pacific Investments Corp.	4,546,000	341
Metropolitan Bank & Trust	269,649	447
Pepsi-Cola Products Philippines, Inc.	5,274,000	253
Philippine Long Distance Telephone Co.	6,580	367
SM Investments Corp.	26,490	342

Total Philippines		2,696

POLAND - 1.11%
COMMON STOCKS - (Cost $1,641)
Asseco Poland S.A.	23,111	359
Bank Pekao S.A.	2,960	137
Eurocash S.A.	69,319	549
Telekomunikacja Polska S.A.	88,979	473

Total Poland		1,518

RUSSIA - 5.06%
COMMON STOCKS - (Cost $6,400)
Eurasia Drilling Co Ltd., GDRE	2,986	70
Eurasia Drilling Co. Ltd, GDRE	3,279	77
Gazprom OAO, ADRA	229,980	2,670
Lukoil OAO, ADRA	52,936	3,055
Rosneft Oil Co., GDRB E	61,005	434
Tatneft, ADRA	5,799	171
VimpelCom Ltd., ADRA	42,230	464

Total Russia		6,941

SINGAPORE - 0.35%
COMMON STOCKS - (Cost $526)
Haw Par Corp Ltd.	108,325	483

SOUTH AFRICA - 5.60%
COMMON STOCKS - (Cost $7,966)
Anglo Platinum Ltd.	8,972	646
ArcelorMittal South Africa Ltd.	10,584	89
AVI Ltd.	78,242	350
Clicks Group Ltd.	52,280	274
JD Group Ltd.	151,460	845
MTN Group Ltd.	43,145	748
Murray & Roberts Holdings Ltd.	94,940	288
Naspers Ltd., N Shares	15,939	756
Nedbank Group Ltd.	7,970	141
Pick n Pay Stores Ltd.	46,835	234
SABMiller plc	21,875	806
Sappi Ltd.	71,024	208
Sasol Ltd.	3,890	175

	Shares	Fair Value
		(000’s)
Standard Bank Group Ltd.	153,184	$1,881
Telkom SA Ltd.	62,620	241

Total South Africa		7,682

SOUTH KOREA - 16.17%
COMMON STOCKS - 15.30% (Cost $20,131)
Cheil Industries, Inc.	2,425	214
Cheil Worldwide, Inc.	7,110	117
Doosan Heavy Industries and Construction Co. Ltd.	2,080	111
Grand Korea Leisure Co Ltd.	7,600	136
Hyundai Development Co.	16,220	333
Hyundai Engineering & Construction Co Ltd.	4,119	263
Hyundai Heavy Industries Co Ltd.	728	196
Hyundai Mobis	1,343	387
Hyundai Motor Co.	4,086	829
Hyundai Steel Co.	2,420	220
Jinro Ltd.	16,457	376
KB Financial Group, Inc.	55,818	2,186
KB Financial Group, Inc., ADRA	1,650	64
Korea Aerospace Industries Ltd.B	7,570	250
Korea Electric Power Corp.	76,915	1,735
Korea Exchange Bank	84,120	623
Korea Life Insurance Co. Ltd.	1,220	7
KT Corp., ADRA	10,920	182
KT Corp.	4,570	153
KT&G Corp.	465	29
LG Chem Ltd.	1,354	436
LG Electronics, Inc.	7,160	477
LG Household & Health Care Ltd.	305	138
Lotte Chilsung Beverage Co Ltd.	1,119	1,258
Lotte Confectionery Co Ltd.	41	64
Mando Corp.	1,123	193
Mirae Asset Securities Co. Ltd.	9,050	288
NCSoft Corp.	911	287
NHN Corp.	1,154	241
NongShim Co Ltd.	1,758	346
POSCO, ADRA	1,140	98
POSCO	5,680	1,969
Samsung Electronics Co. Ltd.	2,575	2,234
Samsung Fire & Marine Insurance Co Ltd.	1,655	350
Samsung Heavy Industries Co. Ltd.	2,610	80
Shinhan Financial Group Co Ltd.	34,012	1,334
Shinsegae Co Ltd.	1,066	267
SK Chemicals Co Ltd.	924	59
SK Innovation Co. Ltd.	865	129
SK Telecom Co Ltd., ADRA	16,620	246
SK Telecom Co Ltd.	8,620	1,143
SSCP Co Ltd.	10,075	34
Tong Yang Life Insurance	24,730	297
Woongjin Coway Co Ltd.	7,346	253
Yuhan Corp.	3,388	370

Total Common Stocks		21,002

PREFERRED STOCKS - 0.87% (Cost $954)
Hyundai Motor Co.	15,412	973
Samsung Electronics Co. Ltd.	385	220

Total Preferred Stocks		1,193

Total South Korea		22,195

See accompanying notes

13

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
TAIWAN - 5.32%
COMMON STOCKS - (Cost $7,697)
Asustek Computer, Inc.	31,648	$220
AU Optronics Corp., ADRA	54,760	234
AU Optronics Corp.	244,000	105
Catcher Technology Co. Ltd.	22,000	123
China Steel Corp.	2,744	3
Chinatrust Financial Holding Co Ltd.	153,198	100
First Financial Holding Co Ltd.	48,463	32
Formosa Plastics Corp.	80,000	232
Foxconn Technology Co. Ltd.	1,000	3
Fubon Financial Holding Co Ltd.	148,527	175
Hon Hai Precision Industry Co Ltd.	405,509	1,116
HTC Corp.	14,458	321
KGI Securities Co Ltd.	372,227	155
Largan Precision Co. Ltd.	6,000	133
Lung Yen Life Service Corp.	18,000	55
Nan Ya Printed Circuit Board Corp.	131,099	384
Novatek Microelectronics Corp.	192,000	471
Powertech Technology, Inc.	110,400	270
Siliconware Precision Industries Co.	242,000	247
Siliconware Precision Industries Co., ADRA	9,260	48
SinoPac Financial Holdings Co Ltd.	1,463,315	470
Taiwan Cement Corp.	138,000	170
Taiwan Semiconductor Manufacturing Co Ltd.	288,385	702
Tatung Co Ltd.	397,298	140
TPK Holding Co Ltd.B	2,200	37
Transcend Information, Inc.	120,520	281
Uni-President Enterprises Corp.	203,244	281
United Microelectronics Corp., ADRA	19,450	43
United Microelectronics Corp.	1,008,226	445
Young Fast Optoelectronics Co Ltd.	88,541	257
Yuanta Financial Holding Co. Ltd.	85,000	48

Total Taiwan		7,301

THAILAND - 1.23%
COMMON STOCKS - (Cost $1,395)
Bangkok Bank PCL	50,090	252
Banpu PCL	450	9
Banpu PCL, NVDRC	8,400	170
Kasikornbank PCL, NVDRC	93,200	371
Kasikornbank PCL	19,500	78
Land and Houses PCL, NVDRC	1,908,900	350
PTT PCL, NVDRC	20,400	200
Siam Cement PCL, NVDRC	25,400	256

Total Thailand		1,686

TURKEY - 2.84%
COMMON STOCKS - (Cost $4,423)
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	35,964	437
Asya Katilim Bankasi A.S.	137,080	145
Coca-Cola icecek A.S.	13,811	187
Dogus Otomotiv Servis ve Ticaret A.S.	289,214	623
Turk Telekomunikasyon A.S.	66,174	280
Turkcell Iletisim Hizmetleri A.S.	31,130	154
Turkcell Iletisim Hizmetleri A.S., ADRA	7,420	91
Turkiye Garanti Bankasi A.S.	288,311	1,012
Turkiye Is Bankasi	147,232	342

	Shares	Fair Value
		(000’s)
Turkiye Vakiflar Bankasi Tao	367,547	$625

Total Turkey		3,896

UNITED KINGDOM - 0.08%
COMMON STOCKS - (Cost $155)
JKX Oil & Gas plc	44,300	112
UNITED STATES - 1.16%
COMMON STOCKS - (Cost $2,127)
Central European Distribution Corp.B	14,190	77
Flextronics International Ltd.B	230,410	1,512

Total United States		1,589

SHORT-TERM INVESTMENTS - 4.41% (Cost $6,046)
JPMorgan U.S. Government Money Market Fund	6,046,019	6,046

TOTAL INVESTMENTS - 98.31% (Cost $142,427)		134,864
OTHER ASSETS, NET OF LIABILITIES - 1.69%		2,320

TOTAL NET ASSETS - 100.00%		$137,184

Percentages are stated as a percent of net assets.

A	ADR - American Depositary Receipt.
B	Non-income producing security.
C	NVDR - Non Voting Depositary Receipt.
D

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $401 or 0.29% of net assets. The Fund has no right to demand registration of these securities.

E	GDR - Global Depositary Receipt.

See accompanying notes

14

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2011

Futures Contracts

    (000’s)

	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation/ (Depreciation)
MSCI Emerging Market EMini Future	136	December , 2011	$6,641	$551

			$6,641	$551

See accompanying notes

15

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
AUSTRALIA - 2.32%
COMMON STOCKS - (Cost $28,429)
James Hardie Industries SE, CDI	616,150	$3,982
National Australia Bank Ltd.	208,160	5,556
Primary Health Care Ltd.	1,054,498	3,668
QBE Insurance Group Ltd.	608,126	9,334
Telstra Corp Ltd.	2,250,000	7,318

Total Australia		29,858

AUSTRIA - 0.18%
COMMON STOCKS - (Cost $5,477)
Telekom Austria AG	202,700	2,305

BELGIUM - 0.66%
COMMON STOCKS - (Cost $3,878)
Anheuser-Busch InBev N.V.	154,200	8,561

CANADA - 0.81%
COMMON STOCKS - (Cost $10,005)
Potash Corp of Saskatchewan, Inc.	60,100	2,845
Rogers Communications, Inc., Class B	83,000	3,027
Talisman Energy, Inc.	319,100	4,526

Total Canada		10,398

FINLAND - 1.10%
COMMON STOCKS - (Cost $18,087)
Nokia OYJ	1,387,253	9,348
Sampo OYJ, A Shares	176,120	4,832

Total Finland		14,180

FRANCE - 11.64%
COMMON STOCKS - (Cost $151,505)
Air Liquide S.A.	39,587	5,113
Alstom S.A.	143,644	5,340
AXA S.A.	727,656	11,691
BNP Paribas S.A.	175,832	7,796
Carrefour S.A.	352,830	9,360
Cie Generale des Etablissements Michelin	90,220	6,517
Danone	42,550	2,941
EDF S.A.	145,570	4,359
France Telecom S.A.	561,980	10,111
Gemalto N.V.	103,177	4,674
Legrand S.A.	184,985	6,525
Sanofi	461,085	33,006
Societe Generale S.A.	137,400	3,940
Technip S.A.	69,550	6,576
Total S.A.	395,727	20,706
Valeo S.A.	110,396	5,529
Vinci S.A.	52,228	2,563
Vivendi S.A.	148,750	3,332

Total France		150,079

GERMANY - 8.88%
COMMON STOCKS - (Cost $108,256)
Bayer AG	68,921	4,396
Bayerische Motoren Werke AG	76,620	6,244

	Shares	Fair Value
		(000’s)
Celesio AG	245,480	$3,879
Deutsche Post AG	986,027	14,967
E.ON AG	523,957	12,667
GEA Group AG	77,600	2,134
Linde AG	54,673	8,696
Merck KGaA	104,250	9,718
Muenchener Rueckversicherungs AG	92,550	12,407
SAP AG	282,113	17,000
Siemens AG	213,899	22,419

Total Germany		114,527

GREECE - 0.27%
COMMON STOCKS - (Cost $6,453)
OPAP S.A.	299,602	3,485

HONG KONG/CHINA - 3.17%
COMMON STOCKS - (Cost $51,477)
AIA Group Ltd.	1,302,600	3,929
Cheung Kong Holdings Ltd.	472,500	5,849
Esprit Holdings Ltd.	3,487,323	5,040
Hang Seng Bank Ltd.	400,600	5,159
HSBC Holdings plc	1,128,796	10,023
Hutchison Whampoa Ltd.	187,000	1,707
Swire Pacific Ltd.	237,100	2,746
Yue Yuen Industrial Holdings Ltd.	2,281,667	6,463

Total Hong Kong/China		40,916

IRELAND - 0.58%
COMMON STOCKS - (Cost $14,308)
CRH plc	243,030	4,356
Smurfit Kappa Group plc	465,636	3,177

Total Ireland		7,533

ISRAEL - 0.69%
COMMON STOCKS - (Cost $10,413)
Teva Pharmaceutical Industries Ltd., ADRA	217,350	8,879

ITALY - 2.14%
COMMON STOCKS - (Cost $39,213)
Atlantia SpA	219,537	3,342
ENI SpA	233,856	5,150
Finmeccanica SpA	566,485	3,873
Intesa Sanpaolo SpA	1,379,241	2,433
Saras SpA	4,787,605	7,846
Snam Rete Gas SpAB	657,911	3,190
UniCredit SpA	1,477,593	1,723

Total Italy		27,557

JAPAN - 14.04%
COMMON STOCKS - (Cost $186,552)
Asics Corp.	158,580	2,104
Canon, Inc.	146,000	6,667
Daito Trust Construction Co Ltd.	77,600	6,892
Don Quijote Co. Ltd.	149,400	5,491
eAccess Ltd.B	4,490	1,207
East Japan Railway Co.	96,900	5,884
FANUC Corp.	30,000	4,844
Haseko Corp.	2,306,018	1,461
Honda Motor Co Ltd.	309,500	9,329

See accompanying notes

16

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
ITOCHU Corp.	221,700	$2,187
JGC Corp.	321,000	9,012
JS Group Corp.	184,600	3,863
Kao Corp.	110,300	2,892
KDDI Corp.	465	3,402
Konica Minolta Holdings, Inc.	347,500	2,531
Medipal Holdings Corp.	580,800	5,416
Mitsubishi Corp.	218,500	4,497
Mitsubishi UFJ Financial Group, Inc.	2,099,400	9,095
Nintendo Co. Ltd.	11,400	1,724
Ricoh Co Ltd.	600,000	4,922
Sankyo Co Ltd.	54,300	2,838
Shin-Etsu Chemical Co Ltd.	191,900	9,857
SMC Corp.	37,400	5,827
Sony Financial Holdings, Inc.	544,100	8,992
Sumitomo Mitsui Financial Group, Inc.	326,400	9,100
Taiyo Nippon Sanso Corp.	786,000	5,634
Tokyo Electron Ltd.	62,200	3,321
Tokyo Steel Manufacturing Co. Ltd.	773,200	6,503
Toyoda Gosei Co Ltd.	291,900	5,188
Toyota Motor Corp.	511,800	17,113
Yahoo Japan Corp.	16,481	5,317
Yamada Denki Co. Ltd.	109,080	7,862

Total Japan		180,972

NETHERLANDS - 5.33%
COMMON STOCKS - (Cost $82,342)
Aegon N.V.	747,320	3,551
Akzo Nobel N.V.	232,293	12,215
ING Groep N.V.	1,329,060	11,512
Koninklijke Philips Electronics N.V.	695,840	14,412
Randstad Holding N.V.	83,910	2,967
Reed Elsevier N.V.	934,678	11,477
SBM Offshore N.V.	265,765	5,842
TNT Express N.V.	308,309	2,604
TNT N.V.	803,663	4,071

Total Netherlands		68,651

NEW ZEALAND - 0.22%
COMMON STOCKS - (Cost $2,551)
Telecom Corp. of New Zealand Ltd.	1,397,700	2,866

NORWAY - 1.58%
COMMON STOCKS - (Cost $13,615)
Aker Solutions ASA	192,300	2,224
Statoil ASA	266,630	6,782
Telenor ASA	640,840	11,410

Total Norway		20,416

PORTUGAL - 0.42%
COMMON STOCKS - (Cost $5,853)
Portugal Telecom SGPS S.A.	747,760	5,352

SINGAPORE - 2.63%
COMMON STOCKS - (Cost $25,197)
DBS Group Holdings Ltd.	2,115,060	20,633
SembCorp Industries Ltd.	256,000	843
SembCorp Marine Ltd.	1,124,000	3,718
Singapore Telecommunications Ltd.	3,428,000	8,683

Total Singapore		33,877

	Shares	Fair Value
		(000’s)
SOUTH KOREA - 2.42%
COMMON STOCKS - (Cost $26,361)
Hyundai Heavy Industries Co Ltd.	18,159	$4,883
Hyundai Mobis	9,600	2,770
KB Financial Group, Inc., ADRA	143,018	5,585
KT&G Corp.	148,595	9,319
LG Electronics, Inc.	33,975	2,266
POSCO	4,910	1,703
Samsung Electronics Co Ltd., GDRD E	820	353
Samsung Electronics Co. Ltd., GDRE	10,114	4,334

Total South Korea		31,213

SPAIN - 3.18%
COMMON STOCKS - (Cost $39,771)
Amadeus IT Holding S.A., A Shares	231,300	4,341
Banco Santander S.A., Rights, expiring 11/18/2011F G	451,700	78
Banco Santander S.A.-EUR G	450,966	3,854
Banco Santander S.A.-GBP	400,828	3,433
Enagas S.A.	300,284	5,913
Gamesa Corp Tecnologica S.A.	541,541	2,610
Iberdrola S.A.	226,058	1,640
Mediaset Espana Comunicacion S.A.	235,800	1,553
Repsol YPF S.A.	257,990	7,773
Tecnicas Reunidas S.A.	105,422	4,242
Telefonica S.A.	259,268	5,531

Total Spain		40,968

SWEDEN - 2.22%
COMMON STOCKS - (Cost $29,064)
Assa Abloy AB, B Shares	184,200	4,471
Skandinaviska Enskilda Banken AB, A Shares	724,910	4,520
Svenska Cellulosa AB, B Shares	316,950	4,605
Swedbank AB, A Shares	328,000	4,578
Telefonaktiebolaget LM Ericsson, B Shares	1,007,580	10,489

Total Sweden		28,663

SWITZERLAND - 7.19%
COMMON STOCKS - (Cost $91,162)
Adecco S.A.	69,120	3,306
Givaudan S.A.	6,198	5,634
Julius Baer Group Ltd.	121,450	4,568
Nestle S.A.	67,550	3,909
Novartis AG	564,345	31,895
Roche Holding AG	113,570	18,671
Swiss Re AG	100,960	5,522
UBS AG	1,043,824	13,168
Zurich Financial Services AG	26,423	6,073

Total Switzerland		92,746

UNITED KINGDOM - 21.48%
COMMON STOCKS - (Cost $259,197)
Aviva plc	1,667,651	9,053
BAE Systems plc	1,267,054	5,597
Balfour Beatty plc	994,454	4,009
Barclays plc	1,465,316	4,530
BG Group plc	213,342	4,623
BHP Billiton plc	215,192	6,774
BP plc	2,194,553	16,175

See accompanying notes

17

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
British American Tobacco plc	414,441	$18,966
British Sky Broadcasting Group plc	201,000	2,257
Eurasian Natural Resources Corp plc	326,135	3,425
GlaxoSmithKline plc	851,290	19,081
Home Retail Group plc	2,424,703	3,890
HSBC Holdings plc	1,357,665	11,848
Informa plc	908,043	5,276
International Power plc	623,800	3,382
Kingfisher plc	1,370,800	5,669
Lonmin plc	296,110	5,156
Marks & Spencer Group plc	646,520	3,322
Michael Page International plc	505,512	3,247
Pearson plc	132,713	2,443
Petrofac Ltd.	181,922	4,178
Prudential plc	605,480	6,263
Rexam plc	1,822,523	10,076
Rio Tinto plc	76,043	4,112
Rolls-Royce Holdings plc	103,160,050	16,722
Royal Dutch Shell plc, A Shares	307,738	10,869
Royal Dutch Shell plc, B Shares	299,206	10,755
Standard Chartered plc	429,744	10,011
Tesco plc	1,508,138	9,720
Unilever plc	598,459	19,977
Vodafone Group plc	7,696,643	21,345
WM Morrison Supermarkets plc	712,360	3,447
WPP plc	367,900	3,813
Xstrata plc	412,420	6,871

Total United Kingdom		276,882

UNITED STATES - 0.43%
COMMON STOCKS - (Cost $8,673)
Flextronics International Ltd.G	848,510	5,570

SHORT-TERM INVESTMENTS- 4.90%
American Beacon U.S. Government Money Market Select FundC	10,000,000	10,000
JPMorgan U.S. Government Money Market Fund	53,146,703	53,147

Total Short-Term Investments (Cost $63,147)		63,147

SECURITIES LENDING COLLATERAL - 0.28% (Cost $3,567)
American Beacon U.S. Government Money Market Select FundC	3,077,700	3,078
Wells Fargo Advantage Government Money Market Fund	489,320	489

Total Securities Lending Collateral		3,567

TOTAL INVESTMENTS - 98.76% (Cost $1,284,553)		1,273,168
OTHER ASSETS, NET OF LIABILITIES - 1.24%		15,943

TOTAL NET ASSETS - 100.00%		$1,289,111

Percentages are stated as a percent of net assets.

A	ADR - American Depositary Receipt.
B	All or a portion of this security is on loan at October 31, 2011.
C	The Fund is affiliated by having the same investment advisor.
D

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $353 or 0.03% of net assets. The Fund has no right to demand registration of these securities.

E	GDR - Global Depositary Receipt.
F	Right.
G	Non-income producing security.

See accompanying notes

18

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2011

Futures Contracts

    (000’s)

	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation/ (Depreciation)
France CAC 40 Index	146	December, 2011	$6,585	$504
Germany DAX Index	27	December, 2011	5,811	646
UK FTSE 100 Index	178	December, 2011	15,913	934
Hang Seng Index	15	November, 2011	1,911	95
Italy MIB 30 Index	15	December, 2011	1,669	147
Tokyo FE TOPIX Index	151	December, 2011	14,698	265
Spain IBEX 35 Index	20	November, 2011	2,468	(9)
Sweden OMX Index	139	November, 2011	2,134	89
Canada S&PCDA 60 Index	60	December, 2011	8,417	159
Australia SPI Index	55	December, 2011	6,250	289
Netherlands 200 AEX Index	21	November, 2011	1,793	31

			$67,649	$3,150

Forward Foreign Currency Exchange Contracts

    (000’s)

Contracts To Deliver		Settlement Date	Contract Value	Unrealized Appreciation/ (Depreciation)
1,225	Canadian Dollar	12/16/2011	$1,228	$(40)
598	Swiss Franc	12/16/2011	682	(21)
14,809	Euro Currency	12/21/2011	20,484	(79)
1,474	Pound Sterling	12/16/2011	2,369	(73)
1,987	Swedish Krona	12/16/2011	304	(7)
852	Australian Dollar	12/16/2011	893	(49)
172,489	Japanese Yen	12/16/2011	2,208	43

Total contracts to deliver			$28,168	$(226)

(Receivable amount $27,942)

Contracts To Receive		Settlement Date	Contract Value	Unrealized Appreciation/ (Depreciation)
8,756	Canadian Dollar	12/16/2011	$8,775	$132
5,388	Swiss Franc	12/16/2011	6,142	116
12,490	Euro Currency	12/16/2011	17,276	326
9,758	Pound Sterling	12/16/2011	15,683	397
13,148	Swedish Krona	12/16/2011	2,013	72
5,984	Australian Dollar	12/16/2011	6,273	291
1,164,423	Japanese Yen	12/16/2011	14,907	(243)

Total contracts to receive			$71,069	$1,091

(Payable amount $69,978)

Net Currency Fluctuation				$865

See accompanying notes

19

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2011 (in thousands, except share and per share amounts)

	Emerging Markets Fund	International Equity Fund
Assets:
Investments in unaffiliated securities, at fair value A D	$134,864	$1,260,090
Investments in affiliated securities, at fair value B	—	13,078
Foreign currency, at fair value C	585	2,974
Deposit with brokers for futures contracts	762	10,449
Receivable for investments sold	961	5,236
Dividends and interest receivable	257	2,711
Receivable for fund shares sold	1,096	6,199
Receivable for tax reclaims	8	1,558
Receivable for expense reimbursement (Note 2)	6	—
Unrealized appreciation of foreign currency contracts	—	1,377
Prepaid expenses	18	45

Total assets	138,557	1,303,717

Liabilities:
Payable for investments purchased	587	6,267
Payable upon return of securities loaned	—	3,567
Payable for fund shares redeemed	71	658
Payable for variation margin on open futures contracts	299	1,681
Management and investment advisory fees payable (Note 2)	332	1,259
Administrative service and service fees payable (Note 2)	11	368
Unrealized depreciation of foreign currency contracts	—	512
Professional fees payable	28	41
Trustee fees payable	2	24
Prospectus and shareholder reports	12	123
Other liabilities	31	106

Total liabilities	1,373	14,606

Net Assets	$137,184	$1,289,111

Analysis of Net Assets:
Paid-in-capital	$134,035	$1,414,325
Undistributed net investment income	1,256	44,439
Accumulated net realized gain (loss)	8,912	(162,477)
Unrealized appreciation or depreciation of investments, futures contracts, and foreign currency translations	(7,019)	(7,176)

Net assets	$137,184	$1,289,111

Shares outstanding (no par value):
Institutional Class	672,880	33,533,723

Y Class	415,344	45,520

Investor Class	725,678	25,584,611

Advisor Class	N/A	65,389

Retirement Class	N/A	86

A Class	34,725	30,083

C Class	671	4,999

AMR Class	8,938,641	25,358,917

Net asset value, offering and redemption price per share:
Institutional Class	$12.67	$15.27

Y Class	$12.75	$15.82

Investor Class	$12.44	$15.11

Advisor Class	N/A	$15.52

Retirement Class	N/A	$15.44

A Class (net asset value and redemption price)	$12.47	$15.33

A Class (offering price)	$13.23	$16.27

C Class	$12.38	$15.21

AMR Class	$12.74	$15.31

A Cost of investments in unaffiliated securities	$142,427	$1,271,475
B Cost of investments in affiliated securities	$—	$13,078
C Cost of foreign currency	$583	$2,917
D Fair value of securities on loan	$—	$3,388

See accompanying notes

20

American Beacon FundsSM

Statements of Operations

For the Year Ended October 31, 2011 (in thousands)

	Emerging Markets Fund	International Equity Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$4,041	$49,272
Interest income	4	17
Income derived from securities lending, net	—	1,871

Total investment income	4,045	51,160

Expenses:
Management and investment advisory fees (Note 2)	1,207	4,554
Administrative service fees (Note 2):
Institutional Class	27	1,617
Y Class	16	2
Investor Class	35	1,343
Advisor Class	—	4
A Class	1	1
AMR Class	65	218
Transfer agent fees:
Institutional Class	1	34
Y Class	2	—
Investor Class	4	69
Advisor Class	—	1
A Class	2	2
C Class	2	2
AMR Class	11	15
Custody and fund accounting fees	520	446
Professional fees	40	76
Registration fees and expenses	54	102
Service fees (Note 2):
Y Class	5	1
Investor Class	29	1,601
Advisor Class	—	3
Distribution fees (Note 2):
Advisor Class	—	3
Prospectus and shareholder reports	48	161
Trustee fees	11	104
Other expenses	63	133

Total expenses	2,143	10,492

Net (fees waived and expenses reimbursed) (Note 2)	(68)	(3)

Net expenses	2,075	10,489

Net investment income	1,970	40,671

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from: B
Investments	18,567	30,035
Commission recapture (Note 3)	—	49
Foreign currency transactions	2,959	43,643
Futures contracts	(614)	(1,700)
Change in net unrealized appreciation or depreciation of:
Investments	(35,177)	(167,943)
Foreign currency translations	(5,421)	(18,362)
Futures contracts	159	2,309

Net (loss) on investments	(19,527)	(111,969)

Net (decrease) in net assets resulting from operations	$(17,557)	$(71,298)

A Foreign taxes	$435	$4,547
B Net of foreign withholding taxes on capital gains	$11	$—

See accompanying notes

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American Beacon FundsSM

Statements of Changes of Net Assets (in thousands)

	Emerging Markets Fund		International Equity Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,970	$1,026	$40,671	$29,764
Net realized gain on investments, futures contracts, and foreign currency transactions	20,912	19,496	72,027	35,831
Change in net unrealized appreciation or depreciation of investments, futures contracts, and foreign currency translations	(40,439)	8,049	(183,996)	81,056

Net increase (decrease) in net assets resulting from operations	(17,557)	28,571	(71,298)	146,651

Distributions to Shareholders:
Net investment income:
Institutional Class	(85)	(130)	(14,155)	(15,298)
Y Class	—	—	(7)	—
Investor Class	(43)	(131)	(8,721)	(12,702)
Advisor Class	—	—	(13)	—
AMR Class	(942)	(1,717)	(15,008)	(14,360)

Net distributions to shareholders	(1,070)	(1,978)	(37,904)	(42,360)

Capital Share Transactions:
Proceeds from sales of shares	51,671	19,983	286,664	253,975
Reinvestment of dividends and distributions	1,067	1,969	35,604	39,420
Cost of shares redeemed	(47,315)	(27,910)	(385,830)	(304,686)
Redemption fees	30	36	42	177

Net increase (decrease) in net assets from capital share transactions	5,453	(5,922)	(63,520)	(11,114)

Net increase (decrease) in net assets	(13,174)	20,671	(172,722)	93,177

Net Assets:
Beginning of period	150,358	129,687	1,461,833	1,368,656

End of Period *	$137,184	$150,358	$1,289,111	$1,461,833

* Includes undistributed net investment income (loss) of	$1,256	$408	$44,439	$32,347

See accompanying notes

22

American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 20 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Emerging Markets Fund and the American Beacon International Equity Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitles and obligates a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and International Financial Reporting Standards (IFRSs). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements has not been determined.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2011 were as follows (dollars in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
Emerging Markets	0.60%-0.95%	$1,207	$1,129	$78
International Equity	0.20%-0.55%	$4,554	$3,843	$711

As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statements of Operations. During the year ended October 31, 2011, securities lending fees paid to the Manager on behalf of the International Equity Fund was $248,302.

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor and Retirement Classes, 0.40% of the average daily net assets of the A and C Classes, and 0.05% of the average daily net assets of the AMR Class of the Funds. Administrative Service fees for the Retirement and C Classes for the period ended October 31, 2011 were less than $500.

Distribution Plans

The Funds, except for the Advisor, Retirement, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Funds shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. Distribution fees for the Retirement, A, and C Classes for the period ended October 31, 2011 were less than $500.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Service fees for the Retirement, A, and C Classes for the period ended October 31, 2011 were less than $500.

Brokerage Commissions

Affiliated entities of an investment advisor to the Emerging Markets Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $2,819 for the year ended October 31, 2011.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund and the U.S. Government Money Market Fund (the “USG Select Fund”), (collectively the “Select Funds”). Cash collateral received by the Funds in connection with securities lending may be invested in the Select Funds. The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee equal to 0.09% of the average daily net assets of the Select Funds. During the year ended October 31, 2011, fees earned by the Manager from the Select Funds were as follows:

	Direct Investments in Select Funds	Securities Lending Collateral Invested in Select Funds	Total
International Equity	$1,753	$29,313	$31,066

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended October 31, 2011, the Emerging Markets Fund borrowed from the USG Select Fund on average $1,121,200 for two days at 0.81% with interest charges of $50.

Reimbursement of Expenses

The Manager contractually agreed to reimburse the Funds to the extent that total operating expenses exceeded a Fund’s expense cap. Of these amounts, approximately $6,000 was receivable to the Emerging Markets Fund from the Manager at October 31, 2011. For the year ended October 31, 2011, the Manager reimbursed expenses as follows:

		Expense Caps
Fund	Class	11/1/10 to 2/28/11	3/1/11 to 10/31/11	Reimbursed Expenses	Expiration of Reimbursements
Emerging Markets	Institutional	1.35%	1.35%	$28,114	2014
Emerging Markets	Y	1.45%	1.45%	18,453	2014
Emerging Markets	Investor	1.79%	1.79%	16,804	2014
Emerging Markets	A	1.79%	1.79%	2,500	2014
Emerging Markets	C	2.54%	2.54%	1,710	2014
International Equity	Retirement	N/A	1.47%	31	2014
International Equity	A	N/A	1.25%	1,657	2014
International Equity	C	N/A	1.99%	1,675	2014

25

American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

Expense Reimbursement Plan

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability for the Emerging Markets Fund is approximately $29,000 expiring in 2013. For the year ended October 31, 2011, the Funds have not recorded a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, such as when a particular foreign market is closed, but the Fund is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the Fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The Funds impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Funds pro-rata based on their respective net assets.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

29

American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of October 31, 2011, the Funds’ investments were classified as described below: (in thousands)

Emerging Markets	Level 1	Level 2	Level 3	Total
Foreign Preferred Stocks	$2,338	$1,193	$—	$3,531
Foreign Common Stocks	41,377	82,321	—	123,698
U.S. Common Stocks	1,589	—	—	1,589
Short-Term Investments	6,046	—	—	6,046

Total Investments in Securities	$51,350	$83,514	$—	$134,864

Futures Contracts	551	—	—	551

International Equity	Level 1	Level 2	Level 3	Total
Foreign Common Stocks	$136,774	$1,064,032	$—	$1,200,806
Foreign Rights	78	—	—	78
U.S. Common Stocks	5,570	—	—	5,570
Securities Lending Collateral invested in Money Market Funds	3,567	—	—	3,567
Short-Term Investments	63,147	—	—	63,147

Total Investments in Securities	$209,136	$1,064,032	$—	$1,273,168

Financial Derivative Instruments-Assets*	Level 1	Level 2	Level 3	Total
Equity Contracts	$3,150	$—	$—	$3,150
Foreign Exchange Contracts	1,377	—	—	1,377

	$4,527	$—	$—	$4,527

Financial Derivative Instruments-Liabilities*	Level 1	Level 2	Level 3	Total
Foreign Exchange Contracts	$(512)	$—	$—	$(512)

	$(512)	$—	$—	$(512)

*	Financial derivative instruments may include open futures contracts and foreign currency contracts.

During the periods ended October 31, 2010 through October 31, 2011, for the Emerging Markets Fund and International Equity Fund transferred common stock with a value of $62,746 and $908,003, respectively, from Level 1 to Level 2 as of the end of the period in accordance with fair value procedures established by the Board.

4. Securities and Other Investments

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended October 31, 2011 are disclosed in the Notes to the Schedules of Investments.

5. Financial Derivative Instruments

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

30

American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Emerging Markets

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2011 (in thousands):

Statements of Assets and Liabilities	Derivatives		Fair Value
Unrealized appreciation or depreciation of investments, futures contracts, and foreign currency translations	Equity Contracts	(1)	$551

Effect of financial derivative instruments not accounted for as hedging instruments during the year ended October 31, 2011 (in thousands):

Statements of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$(614)
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	159

(1)

Includes cumulative appreciation or depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

International Equity

Values of financial instruments not accounted for as hedging instruments as of October 31, 2011 (in thousands):

Statements of Assets and Liabilities:

Assets	Equity contracts	Foreign exchange contracts	Total
Unrealized appreciation or depreciation of investments, futures contracts, and foreign currency translations (2)	$3,150	$—	$3,150
Unrealized appreciation of foreign currency contracts	—	1,377	1,377

	$3,150	$1,377	$4,527

Liabilities	Equity contracts	Foreign exchange contracts	Total
Unrealized depreciation of foreign currency contracts	$—	$(512)	$(512)

	$—	$(512)	$(512)

Effect of financial derivative instruments on the Statements of Operations for the period ended October 31, 2011 (in thousands):

Statements of Operations:

	Equity contracts	Foreign exchange contracts	Total
Net realized gain (loss) from futures contracts	$(1,700)	$—	$(1,700)
Net realized gain (loss) from foreign currency transactions	—	3,464	3,464

	$(1,700)	$3,464	$1,764

31

American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

	Equity contracts	Foreign exchange contracts	Total
Change in net unrealized appreciation or depreciation of futures contracts	$2,309	$—	$2,309
Change in net unrealized appreciation or depreciation of foreign currency translations	—	(1,806)	(1,806)

	$2,309	$(1,806)	$503

(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation or depreciation as reported in the Notes to the Schedule of Investments.

6. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treaded as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows (in thousands):

	Emerging Markets		International Equity
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Distributions paid from: Ordinary Income*
Institutional Class	$85	$130	$14,155	$15,298
Y Class	—	—	7	—
Investor Class	43	131	8,721	12,702
Advisor Class	—	—	13	—
AMR Class	942	1,717	15,008	14,360

Total distributions paid	$1,070	$1,978	$37,904	$42,360

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2011, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

	Emerging Markets	International Equity
Cost basis of investments for federal income tax purposes	$147,921	$1,303,637
Unrealized appreciation	11,259	151,928
Unrealized depreciation	(24,316)	(182,397)

Net unrealized appreciation or depreciation	(13,057)	(30,469)

Undistributed ordinary income	1,441	45,383
Accumulated long-term gain (loss)	14,221	(146,295)
Other temporary differences	544	6,166

Distributable earnings (deficit)	$3,149	$(125,215)

32

American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (losses) on certain derivative instruments, the realization for tax purposes of unrealized gain (losses) on investments in passive foreign investment companies, and Section 732 basis adjustments.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, gains (losses) from sales of investments in passive foreign investment companies, and Section 732 basis adjustments that have been reclassified as of October 31, 2011 (in thousands):

	Emerging Markets	International Equity
Paid-in-capital	$(1)	$276
Undistributed net investment income (loss)	(52)	9,325
Accumulated net realized gain (loss)	52	(9,601)
Unrealized appreciation or depreciation of investments, futures contracts, and foreign currency translations	1	—

At October 31, 2011, the capital loss carryforward position for federal income tax purposes was $143,145 for International Equity Fund expiring in 2017. The Emerging Markets Fund and the International Equity Fund utilized $3,612 and $52,932, respectively, of net capital loss carryovers for the year ended October 31, 2011 (in thousands).

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2011 were (in thousands):

	Emerging Markets	International Equity
Purchases	$154,212	$458,880
Sales and Maturities	148,633	536,540

A summary of the Fund’s direct transactions in the USG Select Fund for the year ended October 31, 2011 is set forth below (in thousands):

	Affiliated Fund	October 31, 2010 Shares/Fair Value	Purchases	Sales	October 31, 2011 Shares/Fair Value
International Equity-Direct	USG Select Fund	$—	$10,000	$—	$10,000
International Equity-Securities Lending	USG Select Fund	$4,370	$644,888	$646,180	$3,078

8. Securities Lending

The International Equity Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day.

33

American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. Until May 1, 2011, the Fund, the Agent, and the Manager retained 75%, 15%, and 10%, respectively, of the income generated from securities lending. Beginning May 1, 2011, the Fund, the Agent, and the Manager retained 78%, 12% and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2011, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$ 3,388	$ —	$ 3,567

Cash collateral is listed in the Fund’s Schedule of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in Income derived from securities lending in the Statements of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statements of Assets and Liabilities.

34

American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (shares and dollars in thousands):

Year ended October 31, 2011

	Institutional Class			Y Class			Investor Class			AMR Class
Emerging Markets Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	234	$3,361		447	$6,562		178	$2,540		2,808	$38,701
Reinvestment of dividends	6	84		—	—		3	41		63	942
Shares redeemed	(187)	(2,712	)*	(33)	(458	)*	(329)	(4,588	)*	(2,747)	(39,516	)*

Net increase (decrease) in shares outstanding	53	$733		414	$6,104		(148)	$(2,007)		124	$127

	A Class			C Class
Emerging Markets Fund	Shares	Amount		Shares	Amount
Shares sold	36	$498		1	$9
Reinvestment of dividends	—	—		—	—
Shares redeemed	(1)	(11	)*	—	—	*

Net increase in shares outstanding	35	$487		1	$9

	Institutional Class			Y Class			Investor Class			Advisor Class
International Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	8,441	$139,313		32	$548		5,946	$98,128		84	$1,395
Reinvestment of dividends	732	11,984		—	7		529	8,593		1	13
Shares redeemed	(7,305)	(122,646	)*	(1)	(21	)*	(9,134)	(152,000	)*	(64)	(1,074	)*

Net increase (decrease) in shares outstanding	1,868	$28,651		31	$534		(2,659)	$(45,279)		21	$334

	Retirement Class			AMR Class			A Class			C Class
International Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	—	$—		3,041	$46,659		32	$536		5	$85
Reinvestment of dividends	—	—		917	15,007		—	—		—	—
Shares redeemed	—	—		(6,578)	(110,019	)*	(2)	(28	)*	—	—	*

Net increase (decrease) in shares outstanding	—	$—		(2,620)	$(48,353)		30	$508		5	$85

Year Ended October 31, 2010

	Institutional Class			Y Class			Investor Class			AMR Class
Emerging Markets Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	76	$969		1	$11		344	$4,388		1,102	$14,612
Reinvestment of dividends	10	125		—	—		10	127		137	1,717
Shares redeemed	(260)	(3,540	)*	—	—	*	(348)	(4,368	)*	(1,572)	(19,966	)*

Net increase (decrease) in shares outstanding	(174)	$(2,446)		1	$11		6	$147		(333)	$(3,637)

	A Class			C Class
Emerging Markets Fund	Shares	Amount		Shares	Amount
Shares sold	—	$2		—	$1
Reinvestment of dividends	—	—		—	—
Shares redeemed	—	—	*	—	—	*

Net increase in shares outstanding	—	$2		—	$1

	Institutional Class			Y Class			Investor Class			Advisor Class
International Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	5,496	$83,841		15	$227		7,001	$105,328		20	$300
Reinvestment of dividends	802	12,580		—	—		806	12,480		—	—
Shares redeemed	(6,209)	(96,106	)*	(1)	(9	)*	(8,688)	(132,955	)*	(89)	(1,424	)*

Net increase (decrease) in shares outstanding	89	$315		14	$218		(881)	$(15,147)		(69)	$(1,124)

35

American Beacon FundsSM

Notes to Financial Statements

October 31, 2011

	Retirement Class			AMR Class			A Class			C Class
International Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	—	$—		4,214	$64,274		—	$4		—	$1
Reinvestment of dividends	—	—		912	14,360		—	—		—	—
Shares redeemed	—	—	*	(4,789)	(74,015	)*	—	—	*	—	—	*

Net increase in shares outstanding	—	$—		337	$4,619		—	$4		—	$1

*	Net of Redemption Fees

36

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37

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class							Y Class				Investor Class
	Year Ended October 31,							Year Ended October 31,		March 1 to October 31,		Year Ended October 31,
	2011G		2010		2009	2008	2007	2011G		2010		2011G		2010
Net asset value, beginning of period	$14.55		$11.95		$9.00	$24.20	$17.42	$14.53		$12.29		$14.29		$11.77

Income from investment operations:
Net investment income (loss)	0.16		0.13		0.05	0.23	0.26	0.13		0.04		0.13		0.04
Net gains (losses) on securities (both realized and unrealized)	(1.91)		2.63		4.42	(11.78)	9.11	(1.91)		2.20		(1.93)		2.63

Total income (loss) from investment operations	(1.75)		2.76		4.47	(11.55)	9.37	(1.78)		2.24		(1.80)		2.67

Less distributions:
Dividends from net investment income	(0.13)		(0.16)		(0.21)	(0.10)	(0.10)	—		—		(0.05)		(0.15)
Distributions from net realized gains on securities	—		—		(1.31)	(3.55)	(2.49)	—		—		—		—

Total distributions	(0.13)		(0.16)		(1.52)	(3.65)	(2.59)	—		—		(0.05)		(0.15)

Redemption fees added to beneficial interests	0.00	A	0.00	A	—	—	—	0.00	A	0.00	A	0.00	A	0.00	A

Net asset value, end of period	$12.67		$14.55		$11.95	$9.00	$24.20	$12.75		$14.53		$12.44		$14.29

Total return B,C	(12.18)%		23.36%		60.56%	(55.59)%	60.83%	(12.25)%		18.23	%D	(12.65)%		22.85%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$8,523		$9,023		$9,494	$5,478	$13,773	$5,296		$13		$9,030		$12,478
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.55%		1.58%		1.66%	1.38%	1.60%	1.68%		1.82	%E	1.84%		1.86%
Expenses, net of reimbursements	1.24%		1.39%		1.66%	1.38%	1.60%	1.33%		1.42	%E	1.70%		1.77%
Net investment income (loss), before reimbursements	0.99%		0.58%		0.95%	1.35%	0.93%	0.99%		0.40	%E	0.77%		0.29%
Net investment income (loss), net of reimbursements	1.30%		0.77%		0.95%	1.35%	0.93%	1.35%		0.79	%E	0.91%		0.37%
Portfolio turnover rate	101%		64%		70%	82%	81%	101%		64	%F	101%		64%

A	Amounts represent less than $0.01 per share.
B

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
G	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.

38

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class			A Class				AMR Class							C Class
Year Ended October 31,			Year Ended October 31,		May 17 to October 31,		Year Ended October 31,							Year Ended October 31,		September 1 to October 31,
2009	2008	2007	2011G		2010		2011G		2010		2009	2008	2007	2011G		2010
$8.85	$23.91	$17.22	$14.27		$12.10		$14.62		$12.02		$9.06	$24.37	$17.52	$14.26		$12.89

0.04	0.17	0.11	0.06		0.02		0.18		0.11		0.09	0.33	0.19	0.09		(0.02)
4.35	(11.60)	9.11	(1.85)		2.15		(1.97)		2.68		4.43	(11.91)	9.30	(1.97)		1.39

4.39	(11.43)	9.22	(1.79)		2.17		(1.79)		2.79		4.52	(11.58)	9.49	(1.88)		1.37

(0.16)	(0.08)	(0.04)	(0.01)		—		(0.09)		(0.19)		(0.25)	(0.18)	(0.15)	—		—
(1.31)	(3.55)	(2.49)	—		—		—				(1.31)	(3.55)	(2.49)	—		—

(1.47)	(3.63)	(2.53)	(0.01)		—		(0.09)		(0.19)		(1.56)	(3.73)	(2.64)	—		—

—	—	—	0.00	A	0.00	A	0.00	A	0.00	A	—	—	—	0.00	A	0.00	A

$11.77	$8.85	$23.91	$12.47		$14.27		$12.74		$14.62		$12.02	$9.06	$24.37	$12.38		$14.26

60.24%	(55.75)%	60.38%	(12.58)%		17.93	%D	(12.30)%		23.47%		61.01%	(55.48)%	61.28%	(13.18)%		10.63	%D

$10,208	$5,183	$11,694	$433		$2		$113,894		$128,841		$109,985	$72,516	$271,726	$8		$1

1.96%	1.72%	1.96%	2.97%		2.26	%E	1.31%		1.34%		1.42%	1.17%	1.37%	26.96%		4.49	%E
1.96%	1.72%	1.96%	1.46%		1.78	%E	1.31%		1.34%		1.42%	1.17%	1.37%	2.41%		2.54	%E
0.65%	1.00%	0.65%	(0.10)%		(0.10	)%E	1.29%		0.79%		1.27%	1.46%	1.25%	(23.86)%		(2.91	)%E
0.65%	1.00%	0.65%	1.41%		0.39	%E	1.29%		0.79%		1.27%	1.46%	1.25%	0.69%		(0.96	)%E
70%	82%	81%	101%		64	%F	101%		64%		70%	82%	81%	101%		64	%F

39

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class								Y Class
	Year Ended October 31,								Year Ended October 31,		August 3 to October 31, 2009
	2011	2010	2009		2008		2007		2011	2010
Net asset value, beginning of period	$16.67	$15.51	$13.13		$27.32		$24.68		$17.17	$15.52	$14.89

Income from investment operations:
Net investment income	0.46	0.35	0.54		0.77		0.65		0.49	0.04	0.04
Net gains (losses) on securities (both realized and unrealized)	(1.41)	1.30	2.78		(11.60)		4.31		(1.50)	1.61	0.59

Total income (loss) from investment operations	(0.95)	1.65	3.32		(10.83)		4.96		(1.01)	1.65	0.63

Less distributions:
Dividends from net investment income	(0.45)	(0.49)	(0.61)		(0.70)		(0.50)		(0.34)	—	—
Distributions from net realized gains on securities	—	—	(0.33)		(2.66)		(1.82)		—	—	—

Total distributions	(0.45)	(0.49)	(0.94)		(3.36)		(2.32)		(0.34)	—	—

Redemption fees added to beneficial interest	—	—	0.00	F	0.00	F	0.00	F	—	—	0.00	F

Net asset value, end of period	$15.27	$16.67	$15.51		$13.13		$27.32		$15.82	$17.17	$15.52

Total return A,B	(5.89)%	10.81%	27.44%		(44.81)%		21.54%		(6.00)%	10.63%	4.23	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$512,093	$527,718	$489,837		$567,414		$1,686,668		$720	$245	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.70%	0.71%	0.73%		0.66%		0.67%		0.81%	0.81%	0.69	%D
Expenses, net of reimbursements	0.70%	0.71%	0.73%		0.66%		0.67%		0.81%	0.81%	0.69	%D
Net investment income (loss), before reimbursements	2.90%	2.21%	2.76%		2.91%		2.46%		3.00%	1.44%	1.00	%D
Net investment income, net of reimbursements	2.90%	2.21%	2.76%		2.91%		2.46%		3.00%	1.44%	1.00	%D
Portfolio turnover rate	33%	38%	41%		31%		38%		33%	38%	41	%E

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
F	Amounts represent less than $0.01 per share.

40

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2011	2010	2009		2008		2007
Net asset value, beginning of period	$16.42	$15.30	$12.95		$26.99		$24.42

Income from investment operations:
Net investment income	0.44	0.29	0.37		0.66		0.58
Net gains (losses) on securities (both realized and unrealized)	(1.44)	1.27	2.87		(11.41)		4.26

Total income (loss) from investment operations	(1.00)	1.56	3.24		(10.75)		4.84

Less distributions:
Dividends from net investment income	(0.31)	(0.44)	(0.56)		(0.63)		(0.45)
Distributions from net realized gains on securities	—	—	(0.33)		(2.66)		(1.82)

Total distributions	(0.31)	(0.44)	(0.89)		(3.29)		(2.27)

Redemption fees added to beneficial interest	—	—	0.00	C	0.00	C	0.00	C

Net asset value, end of period	$15.11	$16.42	$15.30		$12.95		$26.99

Total return A,B	(6.21)%	10.36%	27.08%		(44.96)%		21.22%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$386,560	$463,704	$445,596		$426,473		$909,385
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.07%	1.07%	1.05%		0.92%		0.93%
Expenses, net of reimbursements	1.07%	1.07%	1.05%		0.92%		0.93%
Net investment income (loss), before reimbursements	2.55%	1.83%	2.45%		2.82%		2.26%
Net investment income, net of reimbursements	2.55%	1.83%	2.45%		2.82%		2.26%
Portfolio turnover rate	33%	38%	41%		31%		38%

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Amounts represent less than $0.01 per share.

41

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2011	2010	2009		2008		2007
Net asset value, beginning of period	$16.74	$15.20	$12.86		$26.83		$24.24

Income from investment operations:
Net investment income (loss)	0.07	0.89	0.31		0.62		0.56
Net gains (losses) on securities (both realized and unrealized)	(1.12)	0.65	2.86		(11.35)		4.20

Total income (loss) from investment operations	(1.05)	1.54	3.17		(10.73)		4.76

Less distributions:
Dividends from net investment income	(0.17)	—	(0.50)		(0.58)		(0.35)
Distributions from net realized gains on securities	—	—	(0.33)		(2.66)		(1.82)

Total distributions	(0.17)	—	(0.83)		(3.24)		(2.17)

Redemption fees added to beneficial interest	—	—	0.00	H	0.00	H	0.00	H

Net asset value, end of period	$15.52	$16.74	$15.20		$12.86		$26.83

Total return A,B	(6.35)%	10.13%	26.58%		(45.10)%		21.00%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,015	$746	$1,722		$1,546		$4,932
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.24%	1.26%	1.45%		1.19%		1.15%
Expenses, net of reimbursements	1.24%	1.26%	1.44%		1.19%		1.12%
Net investment income (loss), before reimbursements	2.52%	1.64%	2.25%		2.36%		2.01%
Net investment income, net of reimbursements	2.52%	1.64%	2.26%		2.36%		2.04%
Portfolio turnover rate	33%	38%	41%		31%		38%

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
H	Amounts represents less than $0.01 per share.

42

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Retirement Class		AMR Class										A Class			C Class
Year Ended October 31,		May 1 to October 31, 2009		Year Ended October 31,								Year Ended October 31, 2011	May 17 to October 31, 2010		Year Ended October 31, 2011	September 1 to October 31, 2010
2011	2010			2011	2010	2009		2008		2007
$16.71	$15.20	$11.78		$16.78	$15.61	$13.25		$27.54		$24.86		$16.40	$14.14		$16.39	$14.82

0.39	0.22	0.12		0.53	0.39	0.37		0.72		0.73		0.12	0.03		0.07	(0.01)
(1.44)	1.29	3.30		(1.44)	1.30	2.99		(11.58)		4.33		(1.14)	2.23		(1.25)	1.58

(1.05)	1.51	3.42		(0.91)	1.69	3.36		(10.86)		5.06		(1.02)	2.26		(1.18)	1.57

(0.22)	—	—		(0.56)	(0.52)	(0.67)		(0.77)		(0.56)		(0.05)	—		—	—
—	—	—		—	—	(0.33)		(2.66)		(1.82)		—	—		—	—

(0.22)	—	—		(0.56)	(0.52)	(1.00)		(3.43)		(2.38)		(0.05)	—		—	—

—	—	0.00	H	—	—	0.00	H	0.00	H	0.00	H	—	—		—	—

$15.44	$16.71	$15.20		$15.31	$16.78	$15.61		$13.25		$27.54		$15.33	$16.40		$15.21	$16.39

(6.37)%	9.93%	29.03	%C	(5.62)%	11.05%	27.70%		(44.65)%		21.86%		(6.26)%	15.98	%C	(7.20)%	10.59	%C

$1	$1	$1		$388,185	$469,414	$431,499		$328,083		$672,680		$461	$4		$76	$1

3.43%	1.66%	1.48	%D	0.45%	0.46%	0.48%		0.41%		0.42%		2.24%	1.26	%E	7.39%	2.60	%E
1.30%	1.47%	1.48	%D	0.45%	0.46%	0.48%		0.41%		0.42%		1.22%	1.25	%E	1.95%	1.99	%E
0.17%	1.25%	1.72	%D	3.15%	2.45%	3.00%		3.24%		2.77%		1.03%	0.96	%E	(4.32)%	(0.81	)%E
2.30%	1.44%	1.72	%D	3.15%	2.45%	3.00%		3.24%		2.77%		2.05%	0.98	%E	1.11%	(0.20	)%E
33%	38%	41	%F	33%	38%	41%		31%		38%		33%	38	%G	33%	38	%G

43

American Beacon Funds

Privacy Policy & Federal Tax Information

October 31, 2011 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

For shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2010, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003, was as follows:

Emerging Markets Fund	100.00%
International Equity Fund	59.53%

Shareholders will receive notification in January 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

The International Equity Fund designated a foreign tax credit of $4,546,995 and recognized foreign source income of $53,932,956 for the year ended October 31, 2011.

44

Disclosure Regarding the Board of Trustees’ Approval of the Investment

Management Agreement and Advisor Agreement (Unaudited)

Disclosure Regarding Renewal and Approval of Management Agreement and Investment Advisory Agreements

At its May 26, 2011 meeting, the Board of Trustees (“Board”) considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust (collectively the “Funds”) and each Investment Advisory Agreement between the Manager and a subadvisor (“Investment Advisory Agreements” and collectively with the Management Agreement, the “Agreements”). In preparation for the Board’s consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 11, 2011 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•	a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

•

an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•	a description of any payments by the subadvisers to the manager to support the Funds’ marketing efforts;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•

a discussion regarding the firm’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm’s methodology for obtaining best execution and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

•	a certification by the firm regarding the reasonable design of its compliance program;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

45

Disclosure Regarding the Board of Trustees’ Approval of the Investment

Management Agreement and Advisor Agreement (Unaudited)

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fees and expense ratios for comparable mutual funds;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 11, 2011 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 26, 2011 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to All Funds

In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 26, 2011 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s generally favorable long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to increase assets in the Funds as demonstrated, for example, by the continued increase in sales personnel; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; the Manager’s commitment to increasing headcount and training employees in conjunction with product expansion; and efforts made by the Manager to retain key employees.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

46

Disclosure Regarding the Board of Trustees’ Approval of the Investment

Management Agreement and Advisor Agreement (Unaudited)

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Emerging Markets Fund” and “Additional Considerations and Conclusions with Respect to the International Equity Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Funds stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Funds. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Emerging Markets Fund” and “Additional Considerations and Conclusions with Respect to the International Equity Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager’s representation that assets in the Funds’ complex increased during 2010, primarily due to market appreciation.

In addition, the Board noted the Manager’s representation that, many of the Funds enjoy the primary benefit of economies of scale because low comparable fee levels are already reflected in the current level of management & administration fees charged by the Manager, the current fee structure already provides an adequate mechanism for the sharing of economies of scale with shareholders and due to the existing low cost structure of the Funds that further breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager will use the Large Cap Value Fund model in managing its collective investment trust.

In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that, with the exception of the Emerging Markets and International Equity Funds, the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31, 2010.

47

Disclosure Regarding the Board of Trustees’ Approval of the Investment

Management Agreement and Advisor Agreement (Unaudited)

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper peer universe median. References to the Lipper expense universe below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

Additional Considerations and Conclusions with Respect to the Emerging Markets Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Emerging Markets Fund outperformed the peer universe median for the one-, three-, five-, and ten-year periods ended March 31, 2011; and (2) the expense ratio of the Institutional Class of the Fund ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreements with TBC, Morgan Stanley Investment Management Inc. (“MSIM”), the Trustees considered the following additional factors: (1) MSIM outperformed the peer universe median for the five- and ten-year periods ended March 31, 2011, but underperformed for the one- and three-year periods; (2) TBC outperformed the peer universe median for the three-, five- and ten-year periods ended March 31, 2011, but underperformed for the one-year period; (3) each of the Fund’s subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each subadvisor’s other clients; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the Emerging Markets Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Emerging Markets Fund.

Additional Considerations and Conclusions with Respect to the International Equity Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Fund outperformed the International Funds peer universe median for the three-, five-, and ten-year periods ended March 31, 2011, but underperformed for the one-year period; and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”), Templeton Investment Counsel, LLC (“Templeton”), and TBC, the Trustees considered the following additional factors: (1) Templeton outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2011; (2) Causeway outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2011; (3) Lazard outperformed the peer universe median for the three-year period ended March 31, 2011, but underperformed for the one-, five-, and ten-year periods; (4) TBC outperformed the peer universe median for the three-year period ended March 31, 2011, but underperformed for the one- and five-year periods; (5) each of the Fund’s subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each subadvisor’s other clients; and (6) the Manager’s recommendation to continue to retain each subadvisor.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the International Equity Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the International Equity.

48

Trustees and Officers of the American Beacon Funds

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (74)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, Center Point Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust Funds (1996-Present).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (67)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Brenda A. Cline (50)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, Trinity Valley School (2003-2004); Member; Trinity Valley School Endowment Committee (2004-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Eugene J. Duffy (57)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

49

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Thomas M. Dunning (69)	Trustee since 2008	Non-Executive Chairman (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Board Member, Baylor Health Care System Foundation (2007-present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-present); Board Member, John Tower Center for Political Studies/SMU (2008-Present); Board Member, University of Texas Development Board (2008-Present); Board Member, BancTec (2010 – Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Richard A. Massman (68)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-2011) and Director (2005-2011), The Dallas Opera Foundation; Chairman (2006-2010) and Director (2005-2009), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Director, The Retina Foundation of the Southwest (2000-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

R. Gerald Turner (65) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust Funds (2001-Present).

Paul J. Zucconi, CPA (71)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community services and products) (2010-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS Gene L. Needles, Jr. (56)	Term One Year President since 2009 Executive Vice President since 2009

President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President (2009-Present), American Beacon Mileage Funds; President (2009-Present), American Beacon Select Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

50

Trustees and Officers of the American Beacon Funds

(Unaudited)

William F. Quinn** (63)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman and Director (2008-Present), Lighthouse Holdings, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009), Director, Hicks Acquisition II, Inc. (2010-Present); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); the Independent Trustee, National Railroad Retirement Investment Trust (2011-Present); Trustee (1995-2008) and President (1995-2007, 2008-2009), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds, plc (2007-2009).

Rosemary K. Behan (52)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, U.S. Securities and Exchange Commission, (1995-2004).

Brian E. Brett (51)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment adviser) (1996-2004).

Wyatt Crumpler (45)	VP since 2007	Vice President, Asset Management (2009-Present) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Erica Duncan (41)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (57)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (50)	Treasurer since 2010	Vice President, Finance and Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.

Terri L. McKinney (47)	VP since 2010	Vice-President, Enterprise Services (2009-Present), Managing Director (2003-2009), and Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; President, Board of Trustees (2010-Present), Vice-President, Board of Trustees (2008-2010), and Trustee (2006-2008), Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (36)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (48)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (40)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

51

Trustees and Officers of the American Beacon Funds

(Unaudited)

John J. Okray (37)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Vice President, Oppenheimer Funds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), Senior Tax Analyst (1999-2004), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

52

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53

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor, Retirement, A, and C Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or summary prospectus.

American Beacon Funds, American Beacon Emerging Markets Fund, and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

AR 10//11

GUIDANCE | VISION | EXPERIENCE

American Beacon
FUNDS℠

Annual Report

October 31, 2011

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

American Beacon Funds	October 31, 2011

Fellow Shareholders,

Some days it seems the best-kept secret of the past twelve months has been the U.S. equity market’s rise. This rise has occurred despite the ongoing waves of investor concern regarding the U.S. economy’s health and the realization that the European sovereign crisis has yet to find resolution.

With headlines focused on geopolitical and economic risks, the strengthening underlying fundamentals at many publicly traded companies–and their relatively attractive market valuations–have drawn less attention. This near-term myopia can create opportunities for fund companies like ours, where our sub-advisors manage with a longer-term perspective.

The market volatility also highlights the key benefit of our multi-manager approach–a strategy we feel can help smooth performance over time. The performance of our domestic equity funds reflects the results of manager diversification. It also reflects the American Beacon investment philosophy: that portfolios managed with a longer-term perspective tend to be better positioned for riding out episodes of economic and geopolitical turbulence.

For the twelve-month period ended October 31, 2011:

>>American Beacon Balanced Fund (Institutional Class) returned 4.87%

>>American Beacon Large Cap Growth Fund (Institutional Class) generated 4.75%

>>American Beacon Mid-Cap Value Fund (Institutional Class) returned 6.08%

At American Beacon, we remain focused on seeking opportunities and meeting market challenges to deliver the type of consistency in performance and service our shareholders value. We regard your trust in the American Beacon Funds as recognition that we are achieving these goals, and we appreciate your continued investment.

For further details about the growing number of investment opportunities now available within the American Beacon Funds family, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2011 (Unaudited)

For most of the 12 months ended October 31, 2011, the U.S. equity markets followed an upward path, driven by the strength of corporate balance sheets and robust corporate earnings. This rise occurred despite the volatility that prevailed throughout the world markets, as investors reacted to ongoing political uncertainty about the European sovereign debt crisis and to the inaction of U.S. politicians in addressing the weak domestic economic situation. The overall rise of equities also occurred despite increased correlations among stocks and the actions of worried investors who shifted between risk-seeking and risk-averse strategies.

The relative strength of the equity market lasted until May 2011, when investors turned more risk averse. This shift coincided with the onset of increasingly negative news from Europe and some weaker-than-expected macroeconomic news in the U.S. Meanwhile, policymakers in the U.S. reached an impasse on how to meet the country’s fiscal challenges, which further fed investor worries. A sharp selloff ensued.

Oversold equities rebounded in early October 2011 and received an additional boost late in the month when European policymakers agreed to a framework for addressing the Greek crisis. Consequently, the S&P 500 Index generated its best-performing month in nearly 20 years, pushing its 12-month return into positive territory (+8.1%).

As unsettling as the volatility has been, the S&P 500 Index has outperformed almost all of the major developed and emerging equity markets. Little more than two years ago, the S&P 500 Index bottomed below 700. Since then, it has doubled. That rise has been uneven–investors in small cap stocks have benefited far more than those holding large cap issues. This is especially true for the mega-cap stocks in the Financial, Technology and Health Care sectors. Consider that over the 12-month period ending October 31, 2011, the largest 10% of companies (in terms of market capitalization) in the Russell 1000 Value Index fell 1.4%. The entire universe returned 6.2%.

Overall, the U.S. economy continued to heal. Corporate strength was good, while low interest rates, a depressed dollar and moderately rising employment were supportive of a modest, ongoing recovery. Nevertheless, risk is still part of the equation. Credible action from Washington continues to be elusive and the implementation of Europe’s agreement–and its likelihood of success–remains uncertain. Other geopolitical and economic concerns also remain. Yet, there are a number of positive factors that seem underappreciated by the market at this point:

•	A lack of speculation in equities

•	Business inventories remain in balance

•	Corporate cash levels remain high

•	Corporate debt levels are low

•	Lackluster economic expectations are already priced into the market

•	Dividend payout ratios are low and have significant upside

We believe the dividends and earnings available to owners of equities are generous given current prices. They sufficiently compensate investors for the risks at hand. We remain keenly focused on identifying undervalued franchises with strong balance sheets exhibiting the ability and willingness to return capital to shareholders.

2

Performance Overview

American Beacon Balanced FundSM

October 31, 2011 (Unaudited)

The Balanced Fund’s (“Fund”) Institutional Class returned 4.87% for the twelve months ended October 31, 2011. The Fund lagged the 60% Russell 1000® Value/40% Barclays Capital Aggregate Index (the “Balanced Composite Index”) benchmark return of 6.18% but outperformed the Lipper Mixed-Asset Target Allocation Growth Funds Index return of 4.50%.

Comparison of Change in Value of a $10,000 Investment

For The Period from 10/31/01 through 10/31/11

	Annualized Total Returns			Value of
	Periods Ended 10/31/11			$10,000
	1 Year	5 Years	10 Years	10/31/01- 10/31/11
Institutional Class(1,8)	4.87%	1.54%	5.68%	$17,380
Y Class(1,3,8)	4.73%	1.50%	5.66%	17,345
Investor Class(1,8)	4.52%	1.24%	5.38%	16,891
Advisor Class(1,2,8)	4.33%	1.04%	5.22%	16,630
A Class with sales charge (1,4,8)	-1.64%	0.03%	4.75%	15,908
A Class without sales charge(1,4,8)	4.37%	1.22%	5.37%	16,872
C Class with sales charge (1,5,8)	2.65%	1.02%	5.27%	16,706
C Class without sales charge(1,5,8)	3.65%	1.02%	5.27%	16,706
AMR Class(1,8)	5.09%	1.80%	5.96%	17,841
Balanced Composite Index(6)	6.18%	1.75%	5.31%	16,781
Russell 1000 Value Index (7)	6.16%	-2.05%	4.57%	15,636
Barclays Capital Aggregate Index(7)	5.00%	6.41%	5.46%	17,013
Lipper Mixed-Asset Target Allocation Growth Funds Index (7)	4.50%	2.12%	5.15%	16,523

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit our website at www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/01 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/01. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than actual returns shown for 2005.
3.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/01 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/01.
4.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/01 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/01. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/01 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/01. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.
6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital Aggregate Index have been combined in a 60%/40% proportion.
7.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are a registered trade marks of Frank Russell Company. The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 0.59%, 0.69%, 0.94%, 1.10%, 1.09%, 1.87%, and 0.34%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

Performance Overview

American Beacon Balanced FundSM

October 31, 2011 (Unaudited)

During the twelve-month period, the Fund’s assets on average were invested 65% in equities (including equitized cash) and 35% in fixed-income securities, ending the period with the same allocation.

The equity portion of the Fund (excluding equitized cash) returned 4.3%, underperforming the Russell 1000® Value Index (the “Index”) return of 6.16%. The Fund’s equities underperformed the Index primarily due to security selection as sector allocation detracted minimal value from relative returns. The Fund’s holdings in the Financials, Information Technology and Industrials sectors detracted the most value relative to the Index. Hartford Financial Services (down 21.8%), ACE (up 21.7%) and Citigroup (down 28.7%) had the greatest negative impact on relative returns in the Financials sector. Hewlett Packard (down 33.9%) and Cisco Systems (down 18.0%) were the largest detractors from performance in the Information Technology sector. In the Industrials sector, PACCAR (down 16.1%) and Raytheon (down 1.3%) hurt performance the most.

A significant overweight in the Information Technology sector detracted value relative to the Index through sector allocation. On average, the Fund’s allocation to the Consumer Staples sector positively impacted the Fund’s returns.

The fixed-income portion of the Fund returned 6.0% for the period, outperforming the Barclays Capital Aggregate Index (the “Barclays Index”) return of 5.0%. An overweight in Corporates, one of the better performing sectors in the Barclays Index, contributed to the Fund’s performance through sector allocation as did an allocation to longer duration U.S. Treasuries that performed well as interest rates declined. The Fund’s holdings in Agency securities also added value.

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long term.

Top Ten Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	2.1%
ConocoPhillips	1.7%
Wells Fargo & Co.	1.7%
Bank of America Corp.	1.1%
Hewlett-Packard Co.	1.3%
Pfizer, Inc.	1.4%
Vodafone Group plc	1.3%
Microsoft Corp.	1.3%
Johnson & Johnson	1.1%
BP plc	1.0%

Sector Allocation

% of Equities
Financials	25.1%
Energy	12.7%
Information Technology	12.0%
Health Care	10.9%
Consumer Discretionary	9.6%
Industrials	8.7%
Consumer Staples	8.4%
Telecommunication Services	5.2%
Utilities	5.0%
Materials	2.4%

Sector Allocation

% of Fixed Income
Corporate	45.0%
Mortgage-Backed	24.5%
Agency	15.4%
U.S. Treasury	8.2%
Commercial Mortgage Backed Securities	3.0%
Asset-Backed	1.8%
Municipal Obligations	1.0%
Industrials	0.8%
Other Government Obligations	0.3%

4

Performance Overview

American Beacon Large Cap Growth FundSM

October 31, 2011 (Unaudited)

The Institutional Class of the Large Cap Growth Fund (“Fund”) returned 4.75% for the twelve months ended October 31, 2011, trailing both the Russell 1000® Growth Index (the “Index”) return of 9.92% and the Lipper Large-Cap Growth Funds Index return of 6.34%.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/01 through 10/31/11

	Annualized Total Returns Periods Ended 10/31/11			Value of $10,000 10/31/01- 10/31/11

	1 Year	5 Years	10 Years
Institutional Class(1,6)	4.75%	-1.28%	1.52%	$11,633
Y Class(1,2,6)	4.58%	-1.35%	1.49%	11,594
A Class with sales Charge(1,3,6)	-1.78%	-2.57%	0.86%	10,889
A Class without sales charge (1,3,6)	4.29%	-1.41%	1.46%	11,562
C Class with sales Charge(1,4,6)	2.78%	-1.54%	1.39%	11,486
C Class without sales charge (1,4,6)	3.78%	-1.54%	1.39%	11,486
AMR Class(1,6)	5.13%	-0.98%	1.77%	11,914
Russell 1000 Growth Index(5)	9.92%	3.04%	3.56%	14,183
Lipper Large-Cap Growth Funds Index(5)	6.34%	1.97%	2.65%	12,993

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2004. Performance prior to waiving the fees was lower than actual returns shown for periods since 2004.
2.	Fund performance for the five-year, and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/01 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Y Class been in existence since 3/1/10.

3.	Fund performance for the five-year, and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/01 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/01. A Class has a maximum sales charge of 5.75%.
4.	Fund performance for the five-year, and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/01 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/01. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.
5.	The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Lipper Large-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, A, C, and AMR Class shares was 0.95%, 1.07%, 1.50%, 2.54%, and 0.70%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily due to the impact of the cash equitization processA, which detracted from relative returns due to several exceedingly large cash inflows coinciding with days of extreme market downturns. Excluding the impact from the equitization of cash, the Fund slightly outperformed the Index through stock selection as sector allocation detracted value relative to the Index.

Excluding the impact from equitization of cash, most of the Fund’s excess performance was attributed to holdings in the Consumer Discretionary, Industrials and Health Care sectors. Nike (up 4.1%), Cheesecake Factory (up 3.8%) and Coach (up 37.1%) were the largest contributors in the Consumer Discretionary sector. Eaton (down 7.3%) and Norfolk Southern (up 10.1%) added the most relative value to performance in the Industrials sector. In the Health Care sector, UnitedHealth Group (up 37.3%) and Shire (up 40.4%) generated the most positive Fund returns. The

5

Performance Overview

American Beacon Large Cap Growth FundSM

October 31, 2011 (Unaudited)

aforementioned good performance was somewhat offset by poor stock selection in the Financials sector where CB Richard Ellis Group (down 63.4%) and Ameriprise Financial (down 4.6%) were the largest detractors.

Underweight positions in Energy and Consumer Staples, two of the better performing sectors in the Index, detracted value relative to the Index through sector allocation. An overweight in the Industrials sector also hurt performance.

Looking forward, the Fund’s sub-advisors will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

A.

The Fund’s excess cash balances are invested in equity index futures contracts on a daily basis to gain market exposure. The Fund may invest cash allocated to securities purchases simultaneously in futures contracts until the cash is delivered to settle the securities transactions. Because the Fund may have market exposure in both the invested securities and futures contracts, the Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in the Fund.

Top Ten Holdings

% of Net Assets
Apple, Inc.	3.1%
Union Pacific Corp.	2.6%
Google, Inc.	2.4%
Danaher Corp.	2.4%
UnitedHealth Group, Inc.	2.2%
EMC Corp.	2.1%
Oracle Corp.	2.1%
Monsanto Co.	1.9%
Intuit, Inc.	1.5%
Qualcomm, Inc.	1.5%

Sector Allocation

% of Equities
Information Technology	31.5%
Consumer Discretionary	19.0%
Industrials	16.3%
Health Care	12.8%
Energy	8.7%
Materials	4.6%
Financials	4.5%
Consumer Staples	1.7%
Telecommunication Services	0.9%

6

Performance Overview

American Beacon Mid-Cap Value FundSM

October 31, 2011 (Unaudited)

The Institutional Class of the Mid-Cap Value Fund (“Fund”) returned 6.08% for the twelve months ended October 31, 2011. The Fund outperformed the Russell Midcap® Value Index (the “Index”) return of 5.83% and the Lipper Mid-Cap Value Funds Index return of 3.66%.

Comparison of Change in Value of a $10,000 Investment

For the Period from 6/30/04* through 10/31/11

*	Inception of Fund

	Annualized Total Returns Periods Ended 10/31/11			Value of $10,000 6/30/04- 10/31/11

	1 Year	5 Years	Since Incep. (6/30/04)
Institutional Class(1,3,9)	6.08%	1.09%	5.47%	$14,781
Y Class(1,4,9)	5.98%	1.07%	5.46%	14,768
Investor Class (1,2,9)	6.49%	0.95%	5.35%	14,653
Advisor Class (1,5,9)	5.65%	0.74%	5.20%	14,502
A Class with sales charge (1,6,9)	-0.57%	-0.47%	4.33%	13,651
A Class without sales charge (1,6,9)	5.49%	0.72%	5.18%	14,484
C Class with sales charge (1,7,9)	3.64%	0.55%	5.06%	14,367
C Class without sales charge (1,7,9)	4.64%	0.55%	5.06%	14,367
AMR Class (1,9)	6.20%	1.23%	5.60%	14,913
Russell Midcap Value Index(8)	5.83%	0.73%	8.76%	15,546
Lipper Mid-Cap Value Funds Index(8)	3.66%	1.00%	4.76%	14,071

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the AMR Class of the Fund was waived through 2005. Performance prior to waiving fees was lower than the actual returns shown for periods through 2005.
2.	Fund performance for the five-year and since inception periods represents the total returns achieved by the AMR Class from 6/30/04 up to 3/1/06, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04. A portion of the fees charged to the Investor Class of the Fund has been waived since 2006. Performance prior to waiving fees was lower than actual returns shown since 2006.
3.	Fund performance for the since inception period represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence since 6/30/04. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than actual returns shown since 2007.
4.	Fund performance for the five-year and since inception periods represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the total returns of the Institutional Class from 11/30/05 up to 3/1/10, the inception date of the Y Class and the returns of the Y Class since its inception. Expenses of the AMR and Institutional Classes are lower than those of the Y Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/04.
5.	Fund performance for the five-year and since inception periods represents the total returns achieved by the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 6/29/07. Because the AMR, Institutional, and Investor Classes had lower expenses, their performance was better than the Advisor Class would have realized during the same period. A portion of the fees charged to the Advisor Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than the actual returns shown since 2007.
6.	Performance shown prior to the 5/17/10 inception of the A Class is that of the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 5/17/10. Because the AMR, Institutional, and Investor Classes had lower expenses, their performance was better than the A Class would have realized during the same period. A Class shares has a maximum sales charge of 5.75%.
7.	Performance shown prior to the 9/1/10 inception of the C Class is that of the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 9/1/10. Because the AMR, Institutional, and Investor Classes had lower expenses, their performance was better than the C Class would have realized during the same period. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
8.	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index

7

Performance Overview

American Beacon Mid-Cap Value FundSM

October 31, 2011 (Unaudited)

measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
9.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 1.07%, 1.06%, 1.28%, 1.56%, 1.52%, 2.43%, and 0.78%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index by generating excess returns through stock selection, as sector allocation detracted value relative to the Index.

Most of the Fund’s excess performance was due to holdings in the Health Care and Financials sectors. Zimmer Holdings (up 36.0%), Aetna (up 46.2%) and Immucor (up 51.6%) were the largest contributors to performance in the Health Care sector. In the Financials sector, Willis Group Holdings (up 14.4%), Capital One Financial (up 19.8%) and Chubb (up 14.2%) generated the most positive returns. The aforementioned good performance was somewhat offset by poor stock selection in the Consumer Staples sector where Avon Products (down 38.2%) and Sysco (down 13.4%) detracted relative value.

An overweight position in Information Technology, the second worst performing sector in the Index, detracted relative value from performance through sector allocation. Significant underweightings in Utilities, the best performing sector in the Index, and in the Energy sector also detracted from the Fund’s returns. An overweight in the Health Care sector generated positive Fund returns.

The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

Top Ten Holdings

% of Net Assets
Fifth Third Bancorp	2.1%
L-3 Communications Holdings, Inc.	1.8%
Molex, Inc.	1.5%
International Game Technology	1.4%
Molson Coors Brewing Co., Class B	1.4%
Avnet, Inc.	1.4%
Royal Caribbean Cruises Ltd.	1.3%
Willis Group Holdings plc	1.3%
Rent-A-Center, Inc.	1.2%
Masco Corp.	1.2%

Sector Allocation

% of Equities
Financials	27.6%
Industrials	17.3%
Consumer Discretionary	13.8%
Information Technology	9.5%
Utilities	8.7%
Health Care	6.6%
Materials	6.4%
Consumer Staples	5.2%
Energy	4.9%

8

Fund Expenses

October 31, 2011 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses

The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Institutional Class	Balanced Fund	Large Cap Growth Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$956.23	$886.79	$891.03
Expenses Paid During Period 5/1/11-10/31/11 *	$2.91	$5.61	$4.62
Annualized Expense Ratio	0.59%	1.18%	0.97%

Y Class	Balanced Fund	Large Cap Growth Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$954.76	$885.18	$890.01
Expenses Paid During Period 5/1/11-10/31/11 *	$4.53	$7.89	$1.05
Annualized Expense Ratio	0.92%	1.66%	0.22%

Investor Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$954.76	$890.01
Expenses Paid During Period 5/1/11-10/31/11 *	$4.53	$1.05
Annualized Expense Ratio	0.92%	0.22%

Advisor Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$954.18	$889.30
Expenses Paid During Period 5/1/11-10/31/11 *	$5.37	$7.14
Annualized Expense Ratio	1.09%	1.50%

A Class	Balanced Fund	Large Cap Growth Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$953.95	$886.30	$888.17
Expenses Paid During Period 5/1/11-10/31/11 *	$5.47	$7.70	$7.09
Annualized Expense Ratio	1.11%	1.62%	1.49%

9

Fund Expenses

October 31, 2011 (Unaudited)

C Class	Balanced Fund	Large Cap Growth Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$950.98	$883.04	$885.19
Expenses Paid During Period 5/1/11-10/31/11 *	$8.95	$10.77	$10.64
Annualized Expense Ratio	1.82%	2.27%	2.24%

AMR Class	Balanced Fund	Large Cap Growth Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/2011	$957.51	$889.05	$891.03
Expenses Paid During Period 5/1/11-10/31/11 *	$1.63	$3.81	$4.24
Annualized Expense Ratio	0.33%	0.80%	0.89%

Hypothetical Example for Comparison Purposes

The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Institutional Class	Balanced Fund	Large Cap Growth Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,022.23	$1,019.26	$1,020.32
Expenses Paid During Period 5/1/11-10/31/11 *	$3.01	$6.01	$4.94
Annualized Expense Ratio	0.59%	1.18%	0.97%

Y Class	Balanced Fund	Large Cap Growth Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,020.57	$1,016.84	$1,024.10
Expenses Paid During Period 5/1/11-10/31/11 *	$4.69	$8.44	$1.12
Annualized Expense Ratio	0.92%	1.66%	0.22%

Investor Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,020.57	$1,024.10
Expenses Paid During Period 5/1/11-10/31/11 *	$4.69	$1.12
Annualized Expense Ratio	0.92%	0.22%

Advisor Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,019.71	$1,017.64
Expenses Paid During Period 5/1/11-10/31/11 *	$5.55	$7.63
Annualized Expense Ratio	1.09%	1.50%

10

Fund Expenses

October 31, 2011 (Unaudited)

A Class	Balanced Fund	Large Cap Growth Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,019.61	$1,017.04	$1,017.69
Expenses Paid During Period 5/1/11-10/31/11 *	$5.65	$8.24	$7.58
Annualized Expense Ratio	1.11%	1.62%	1.49%

C Class	Balanced Fund	Large Cap Growth Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,016.03	$1,013.76	$1,013.91
Expenses Paid During Period 5/1/11-10/31/11 *	$9.25	$11.52	$11.37
Annualized Expense Ratio	1.82%	2.27%	2.24%

AMR Class	Balanced Fund	Large Cap Growth Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,023.54	$1,021.17	$1,020.72
Expenses Paid During Period 5/1/11-10/31/11 *	$1.68	$4.08	$4.53
Annualized Expense Ratio	0.33%	0.80%	0.89%

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

11

American Beacon Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Balanced Fund, American Beacon Large Cap Growth Fund, and American Beacon Mid-Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, and the American Beacon Mid-Cap Value Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, and the American Beacon Mid-Cap Value Fund at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2011

12

American Beacon Balanced Fund

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
COMMON STOCK - 53.98%
CONSUMER DISCRETIONARY - 4.89%
Auto Components - 0.45%
Johnson Controls, Inc.	64,400	$2,120
Magna International, Inc.	46,200	1,763

		3,883

Automobiles - 0.40%
General Motors Co.A	133,600	3,454

Hotels, Restaurants & Leisure - 0.49%
Carnival Corp.	108,100	3,806
Wyndham Worldwide Corp.	11,700	394

		4,200

Household Durables - 0.32%
D.R. Horton, Inc.	134,500	1,497
Lennar Corp., Class A	77,400	1,280

		2,777

Media - 1.20%
CBS Corp., Class BB	69,700	1,799
Comcast Corp., Class A	144,300	3,319
Comcast Corp. - Class A	76,300	1,789
The Interpublic Group of Cos., Inc.	189,200	1,794
Time Warner Cable, Inc.	23,900	1,522

		10,223

Multiline Retail - 0.52%
JC Penney Co. Inc.	91,200	2,926
Target Corp.	27,950	1,530

		4,456

Specialty Retail - 1.51%
Best Buy Co. Inc.	76,300	2,001
RadioShack Corp.	73,400	874
Staples, Inc.	118,600	1,774
The Gap, Inc.	356,300	6,735
The Home Depot, Inc.	40,650	1,455

		12,839

Total Consumer Discretionary		41,832

CONSUMER STAPLES - 4.56%
Beverages - 1.14%
Diageo plc, ADRC	56,900	4,716
PepsiCo, Inc.	79,600	5,011

		9,727

Food & Drug Retailing - 1.57%
CVS Caremark Corp.	90,200	3,274
Safeway, Inc.	65,700	1,273
The Kroger Co.	75,300	1,745
Wal-Mart Stores, Inc.	126,000	7,147

		13,439

Food Products - 0.08%
Kraft Foods, Inc., Class A	20,500	721

Household Products - 0.08%
Kimberly-Clark Corp.	10,100	704

Tobacco - 1.69%
Altria Group, Inc.	94,400	2,601
Imperial Tobacco Group plc, ADRC	67,400	4,920
Philip Morris International, Inc.	97,800	6,833

		14,354
Total Consumer Staples		38,945

	Shares	Fair Value
		(000’s)
ENERGY - 6.89%
Energy Equipment & Services - 0.12%
Cobalt International Energy, Inc.A	98,900	$1,021

Oil & Gas - 6.77%
BP plc, ADRC	188,900	8,345
Chevron Corp.	44,628	4,688
ConocoPhillips	207,576	14,457
Exxon Mobil Corp.	35,300	2,757
Marathon Oil Corp.	108,400	2,822
Marathon Petroleum Corp.	24,250	871
Occidental Petroleum Corp.	58,000	5,390
Royal Dutch Shell plc, ADRC	116,500	8,317
Spectra Energy Corp.	216,400	6,195
Total S.A., ADRC	77,200	4,038

		57,880

Total Energy		58,901

FINANCIALS - 13.64%
Banks - 4.79%
Bank of America Corp.	1,428,080	9,753
Fifth Third Bancorp	127,700	1,534
KeyCorp	227,957	1,609
PNC Financial Services Group, Inc.	140,358	7,539
SunTrust Banks, Inc.	171,400	3,382
The Bank of New York Mellon Corp.	83,400	1,775
Wells Fargo & Co.	551,398	14,286
Zions Bancorporation	62,200	1,080

		40,958

Diversified Financials - 5.25%
American Express Co.	111,900	5,664
Capital One Financial Corp.	106,500	4,863
Citigroup, Inc.	187,670	5,928
JPMorgan Chase & Co.	516,334	17,949
Morgan Stanley	274,500	4,842
SLM Corp.	151,300	2,068
State Street Corp.	45,500	1,838
The Goldman Sachs Group, Inc.	16,300	1,786

		44,938

Insurance - 2.93%
ACE Ltd.	26,400	1,905
American International Group, Inc.	118,100	2,916
Genworth Financial, Inc., Class A	69,400	443
Hartford Financial Services Group, Inc.	93,800	1,806
Lincoln National Corp.	28,800	549
MetLife, Inc.	169,388	5,955
Prudential Financial, Inc.	13,400	726
The Allstate Corp.	201,300	5,302
The Travelers Cos., Inc.	32,900	1,920
XL Group plc	162,200	3,526

		25,048

Real Estate - 0.67%
Annaly Capital Management, Inc.D	216,600	3,649
Chimera Investment Corp.D	686,572	2,067

		5,716

Total Financials		116,660

HEALTH CARE - 5.93%
Biotechnology - 0.38%
Amgen, Inc.	57,200	3,276

See accompanying notes

13

American Beacon Balanced Fund

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
Health Care Equipment & Supplies - 0.98%
Baxter International, Inc.	86,600	$4,762
Covidien plc	8,700	409
Medtronic, Inc.	92,200	3,203

		8,374

Health Care Providers & Services - 0.56%
Quest Diagnostics, Inc.	28,800	1,607
WellPoint, Inc.	46,600	3,211

		4,818

Pharmaceuticals - 4.01%
Eli Lilly & Co.	55,500	2,062
Johnson & Johnson	146,900	9,459
Merck & Co. Inc.	203,976	7,037
Novartis AG, ADRC	30,700	1,734
Pfizer, Inc.	625,054	12,038
Sanofi, ADRC	53,700	1,920

		34,250

Total Health Care		50,718

INDUSTRIALS - 4.72%
Aerospace & Defense - 1.60%
Huntington Ingalls Industries, Inc.A	6,550	193
Lockheed Martin Corp.	55,500	4,212
Northrop Grumman Corp.	41,100	2,374
Raytheon Co.	91,600	4,048
The Boeing Co.	42,900	2,822

		13,649

Air Freight & Couriers - 0.28%
FedEx Corp.	29,700	2,430

Industrial Conglomerates - 1.58%
3M Co.	39,700	3,137
General Electric Co.	377,300	6,305
Honeywell International, Inc.	77,900	4,082

		13,524

Machinery - 1.26%
Cummins, Inc.	20,900	2,078
Illinois Tool Works, Inc.	49,600	2,412
ITT Corp.	70,600	3,220
PACCAR, Inc.	70,400	3,044

		10,754

Total Industrials		40,357

INFORMATION TECHNOLOGY - 6.51%
Communications Equipment - 0.73%
Cisco Systems, Inc.	182,000	3,373
Corning, Inc.	198,400	2,835

		6,208

Computers & Peripherals - 2.93%
Apple, Inc.	10,910	4,416
Hewlett-Packard Co.	408,700	10,875
International Business Machines Corp.	35,100	6,481
Seagate Technology plc	208,000	3,359

		25,131

Electronic Equipment & Instruments - 0.51%
Avnet, Inc.	87,400	2,649
TE Connectivity Ltd.	47,225	1,679

		4,328

	Shares	Fair Value
		(000’s)
Semiconductor Equipment & Products - 0.23%
Intel Corp.	79,200	$1,944

Software - 2.11%
CA, Inc.	188,774	4,089
Microsoft Corp.	404,900	10,782
Oracle Corp.	95,700	3,136

		18,007

Total Information Technology		55,618

MATERIALS - 1.28%
Chemicals - 0.58%
Air Products & Chemicals, Inc.	15,100	1,301
EI du Pont de Nemours & Co.	36,000	1,730
PPG Industries, Inc.	9,400	812
The Dow Chemical Co.	40,800	1,138

		4,981

Metals & Mining - 0.70%
ArcelorMittal	80,230	1,663
Newmont Mining Corp.	48,500	3,241
United States Steel Corp.	40,800	1,035

		5,939

Total Materials		10,920

TELECOMMUNICATION SERVICES - 2.84%
Diversified Telecommunication Services - 1.50%
AT&T, Inc.	283,177	8,299
Verizon Communications, Inc.	121,108	4,479

		12,778

Wireless Telecommunication Services - 1.34%
Vodafone Group plc, ADRC	413,000	11,498

Total Telecommunication Services		24,276

UTILITIES - 2.72%
Electric Utilities - 2.57%
CenterPoint Energy, Inc.	198,000	4,126
Dominion Resources, Inc.	89,900	4,639
Edison International	53,600	2,176
Entergy Corp.	19,500	1,349
Exelon Corp.	95,700	4,248
PPL Corp.	47,700	1,401
Public Service Enterprise Group, Inc.	121,300	4,088

		22,027

Multi-Utilities - 0.15%
Duke Energy Corp.	36,480	745
Xcel Energy, Inc.	19,400	501

		1,246

Total Utilities		23,273

Total Common Stock (Cost $460,376)		461,500

PREFERRED STOCK - 0.30% (Cost $3,130)
CONSUMER DISCRETIONARY - 0.30%
General Motors Co.	62,400	2,593

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATION - 14.77%
Finance - 6.89%
AEGON Funding Co. LLC,
5.75%, Due 12/15/2020E	$350	379

See accompanying notes 14

American Beacon Balanced Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
Aflac, Inc.,
8.50%, Due 5/15/2019	$170	$213
American Express Co.,
8.15%, Due 3/19/2038	200	287
American Express Credit Corp.,
5.125%, Due 8/25/2014	570	619
2.75%, Due 9/15/2015	150	152
American International Group, Inc.,
6.40%, Due 12/15/2020	625	655
ANZ National International Ltd.,
2.375%, Due 12/21/2012F	350	354
Bank of America Corp.,
4.50%, Due 4/1/2015	270	267
6.50%, Due 8/1/2016	2,090	2,174
7.80%, Due 9/15/2016	700	741
7.625%, Due 6/1/2019	925	1,005
Bank One Corp.,
4.90%, Due 4/30/2015	250	266
Barclays Bank plc,
3.90%, Due 4/7/2015	330	336
6.75%, Due 5/22/2019	350	401
BNP Paribas S.A.,
3.60%, Due 2/23/2016	320	319
Canadian Imperial Bank of Commerce,
1.45%, Due 9/13/2013	410	412
Capital One Financial Corp.,
2.125%, Due 7/15/2014	335	335
Citigroup, Inc.,
1.302%, Due 4/1/2014G	300	289
6.375%, Due 8/12/2014	920	993
0.548%, Due 11/5/2014G	320	299
6.01%, Due 1/15/2015	420	452
6.125%, Due 11/21/2017	295	325
8.50%, Due 5/22/2019	1,300	1,609
CME Group, Inc.,
5.40%, Due 8/1/2013	260	278
CNA Financial Corp.,
7.35%, Due 11/15/2019	245	270
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA,
4.20%, Due 5/13/2014F	200	212
2.125%, Due 10/13/2015	340	343
Credit Suisse,
5.30%, Due 8/13/2019	325	349
Danske Bank A/S,
1.451%, Due 4/14/2014F G	620	596
Deutsche Bank AG,
3.875%, Due 8/18/2014	325	336
Fifth Third Bancorp,
3.625%, Due 1/25/2016	325	333
8.25%, Due 3/1/2038	1,900	2,312
General Electric Capital Corp.,
0.957%, Due 6/2/2014G	1,595	1,556
0.591%, Due 1/8/2016G	1,125	1,047
5.40%, Due 2/15/2017	300	334
5.625%, Due 5/1/2018	655	724
6.00%, Due 8/7/2019	350	398
5.50%, Due 1/8/2020	250	279
5.30%, Due 2/11/2021	170	181
5.875%, Due 1/14/2038	505	542
HCP, Inc., 5.375%, Due 2/1/2021	355	365
Health Care REIT, Inc.,
3.625%, Due 3/15/2016D	185	181

	Par Amount	Fair Value
	(000’s)	(000’s)
5.25%, Due 1/15/2022D	$250	$239
HSBC Finance Corp.,
0.653%, Due 1/15/2014G	1,050	979
ING Bank N.V., 5.125%, Due 5/1/2015F	450	449
JPMorgan Chase & Co.,
1.216%, Due 1/24/2014G	1,375	1,366
3.70%, Due 1/20/2015	1,080	1,125
5.50%, Due 10/15/2040	325	348
JPMorgan Chase Bank NA,
0.668%, Due 6/13/2016G	415	376
KeyCorp,
5.10%, Due 3/24/2021	140	146
Liberty Mutual Group, Inc.,
5.00%, Due 6/1/2021F	280	264
Liberty Mutual Insurance Co.,
7.875%, Due 10/15/2026F	1,500	1,690
Lincoln National Corp.,
4.75%, Due 2/15/2014	245	258
Lloyds TSB Bank plc,
4.375%, Due 1/12/2015F	325	326
6.375%, Due 1/21/2021	185	198
Merrill Lynch & Co. Inc,
6.40%, Due 8/28/2017	795	806
6.50%, Due 7/15/2018	260	258
6.11%, Due 1/29/2037	365	321
MetLife Institutional Funding II,
1.274%, Due 4/4/2014F G	600	598
MetLife, Inc.,
5.00%, Due 11/24/2013	440	470
6.375%, Due 6/15/2034	350	427
Monumental Global Funding III,
0.603%, Due 1/15/2014F G	325	316
Morgan Stanley,
0.691%, Due 1/9/2014G	2,860	2,636
0.883%, Due 10/15/2015G	920	808
7.30%, Due 5/13/2019	350	376
5.625%, Due 9/23/2019	350	346
5.50%, Due 7/28/2021	805	786
National Australia Bank Ltd.,
4.375%, Due 12/10/2020F	325	336
Nordea Bank AB,
2.50%, Due 11/13/2012F	350	354
4.875%, Due 1/27/2020F	300	322
PNC Funding Corp.,
4.25%, Due 9/21/2015	535	577
4.375%, Due 8/11/2020	330	348
Pricoa Global Funding I,
5.40%, Due 10/18/2012F	175	182
Prudential Financial, Inc.,
7.375%, Due 6/15/2019	300	364
Simon Property Group LP,
5.75%, Due 12/1/2015	445	499
10.35%, Due 4/1/2019H	325	442
Societe Generale S.A.,
2.20%, Due 9/14/2013F	300	288
1.441%, Due 4/11/2014F G	900	819
State Street Corp.,
4.30%, Due 5/30/2014	215	232
2.875%, Due 3/7/2016	505	522
SunTrust Banks, Inc.,
3.60%, Due 4/15/2016	175	179
The Bank of New York Mellon Corp.,
1.50%, Due 1/31/2014	335	338

See accompanying notes

15

American Beacon Balanced Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
4.30%, Due 5/15/2014	$290	$314
The Bear Stearns Cos. LLC,
7.25%, Due 2/1/2018E	1,640	1,931
The Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	725	768
6.25%, Due 9/1/2017	650	703
5.95%, Due 1/18/2018	345	363
6.00%, Due 6/15/2020	175	184
6.75%, Due 10/1/2037	2,080	1,998
The Travelers Cos., Inc.,
3.90%, Due 11/1/2020	160	167
Travelers Property Casualty Corp.,
5.00%, Due 3/15/2013	565	593
UBS AG,
5.875%, Due 12/20/2017	325	356
UnitedHealth Group, Inc.,
4.875%, Due 2/15/2013	480	502
3.875%, Due 10/15/2020	325	342
6.625%, Due 11/15/2037	1,590	2,029
US Bancorp,
1.375%, Due 9/13/2013	415	419
2.20%, Due 11/15/2016	340	343
Wachovia Corp.,
0.773%, Due 10/15/2016G	650	567
5.75%, Due 2/1/2018	950	1,079
Wells Fargo & Co.,
4.60%, Due 4/1/2021	335	358
Westpac Banking Corp.,
2.25%, Due 11/19/2012	330	335
Willis North America, Inc.,
6.20%, Due 3/28/2017	255	279

		58,862

Industrials - 6.46%
Air Products & Chemicals, Inc.,
2.00%, Due 8/2/2016	135	138
Altria Group, Inc.,
9.70%, Due 11/10/2018	280	376
4.75%, Due 5/5/2021	310	334
America Movil SAB de CV,
6.375%, Due 3/1/2035	350	417
American Honda Finance Corp.,
4.625%, Due 4/2/2013F	425	444
3.875%, Due 9/21/2020F	150	155
Analog Devices, Inc.,
3.00%, Due 4/15/2016	330	346
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, Due 4/15/2020	330	383
8.00%, Due 11/15/2039	125	191
Apache Corp.,
5.10%, Due 9/1/2040	170	197
Applied Materials, Inc.,
2.65%, Due 6/15/2016	300	309
AT&T, Inc.,
5.10%, Due 9/15/2014	605	672
5.50%, Due 2/1/2018	775	900
6.80%, Due 5/15/2036	150	189
6.40%, Due 5/15/2038	175	213
5.35%, Due 9/1/2040	253	276
Baxter International, Inc.,
1.80%, Due 3/15/2013	205	208
Becton Dickinson and Co.,
3.25%, Due 11/12/2020	330	338
BP Capital Markets plc,

	Par Amount	Fair Value
	(000’s)	(000’s)
3.20%, Due 3/11/2016	$750	$788
3.561%, Due 11/1/2021	230	233
Burlington Northern Santa Fe LLC,
5.75%, Due 3/15/2018E	425	493
7.95%, Due 8/15/2030E	205	290
5.75%, Due 5/1/2040E	170	201
Cameron International Corp.,
6.375%, Due 7/15/2018	135	160
Canadian National Railway Co.,
5.55%, Due 5/15/2018	350	415
Canadian Natural Resources Ltd.,
6.25%, Due 3/15/2038	365	458
Caterpillar Financial Services Corp.,
6.125%, Due 2/17/2014	460	512
2.75%, Due 6/24/2015	340	353
Cellco Partnership,
8.50%, Due 11/15/2018	320	433
Cliffs Natural Resources, Inc.,
4.875%, Due 4/1/2021	225	225
Comcast Cable Communications Holdings, Inc.,
8.375%, Due 3/15/2013	128	141
Comcast Corp.,
6.30%, Due 11/15/2017	425	502
5.875%, Due 2/15/2018	270	314
6.45%, Due 3/15/2037	2,630	3,144
6.55%, Due 7/1/2039	350	430
ConocoPhillips,
4.60%, Due 1/15/2015	250	275
5.20%, Due 5/15/2018	425	492
Cooper US, Inc.,
2.375%, Due 1/15/2016	330	336
3.875%, Due 12/15/2020	250	264
Covidien International Finance S.A.,
2.80%, Due 6/15/2015	290	300
CSX Corp.,
5.50%, Due 4/15/2041	325	370
CVS Caremark Corp.,
3.25%, Due 5/18/2015	170	180
Daimler Finance North America LLC,
3.00%, Due 3/28/2016E F	160	161
DIRECTV Holdings LLC,
3.55%, Due 3/15/2015E	380	398
6.35%, Due 3/15/2040E	140	167
Eaton Corp.,
5.60%, Due 5/15/2018	300	350
Ensco plc,
4.70%, Due 3/15/2021	250	263
EOG Resources, Inc.,
2.50%, Due 2/1/2016	325	334
Express Scripts, Inc.,
6.25%, Due 6/15/2014	370	409
France Telecom S.A.,
4.375%, Due 7/8/2014	215	232
2.125%, Due 9/16/2015	150	151
Genzyme Corp.,
5.00%, Due 6/15/2020	190	215
GlaxoSmithKline Capital, Inc.,
5.65%, Due 5/15/2018	250	300
Hewlett-Packard Co.,
2.20%, Due 12/1/2015	325	326
6.00%, Due 9/15/2041	1,885	2,150
Husky Energy, Inc.,

See accompanying notes

16

American Beacon Balanced Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
5.90%, Due 6/15/2014	$190	$208
Intel Corp., 3.30%, Due 10/1/2021	215	222
International Business Machines Corp.,
7.625%, Due 10/15/2018	615	822
John Deere Capital Corp.,
4.90%, Due 9/9/2013	470	504
Johnson Controls, Inc.,
1.75%, Due 3/1/2014	565	570
5.00%, Due 3/30/2020	320	353
Kellogg Co.,
4.25%, Due 3/6/2013	500	522
Koninklijke Philips Electronics N.V.,
5.75%, Due 3/11/2018	305	355
Lorillard Tobacco Co.,
8.125%, Due 6/23/2019	275	331
Marathon Oil Corp.,
6.00%, Due 10/1/2017	365	424
Marathon Petroleum Corp.,
3.50%, Due 3/1/2016F	335	344
McKesson Corp.,
3.25%, Due 3/1/2016	160	170
Medtronic, Inc.,
3.00%, Due 3/15/2015	720	764
Norfolk Southern Corp.,
5.75%, Due 4/1/2018	425	499
Northrop Grumman Corp.,
5.05%, Due 8/1/2019	150	169
Novartis Capital Corp.,
2.90%, Due 4/24/2015	550	584
PepsiCo, Inc.,
2.50%, Due 5/10/2016	425	442
Petrobras International Finance Co.,
3.875%, Due 1/27/2016	340	348
6.875%, Due 1/20/2040	115	133
Petroleos Mexicanos,
6.00%, Due 3/5/2020	325	362
Quest Diagnostics, Inc.,
4.75%, Due 1/30/2020	150	161
Rio Tinto Finance USA Ltd.,
2.50%, Due 5/20/2016	335	344
Rogers Communications, Inc.,
5.50%, Due 3/15/2014	325	353
Sanofi,
1.625%, Due 3/28/2014	485	494
4.00%, Due 3/29/2021	355	389
Shell International Finance BV,
3.10%, Due 6/28/2015	340	362
Teck Resources Ltd.,
6.00%, Due 8/15/2040	145	159
Telecom Italia Capital S.A.,
4.95%, Due 9/30/2014	175	172
Telefonica Emisiones SAU,
3.992%, Due 2/16/2016	180	177
6.421%, Due 6/20/2016	350	375
Teva Pharmaceutical Finance II,
3.00%, Due 6/15/2015	335	351
The Boeing Co.,
1.875%, Due 11/20/2012	350	355
The Coca-Cola Co.,
0.75%, Due 11/15/2013	735	737
1.80%, Due 9/1/2016F	175	175
The Dow Chemical Co.,
7.60%, Due 5/15/2014	170	193

	Par Amount	Fair Value
	(000’s)	(000’s)
4.25%, Due 11/15/2020	$305	$314
The Home Depot, Inc.,
4.40%, Due 4/1/2021	300	328
Thomson Reuters Corp.,
4.70%, Due 10/15/2019	150	161
Time Warner Cable, Inc.,
5.40%, Due 7/2/2012	975	1,004
5.85%, Due 5/1/2017	650	740
6.75%, Due 7/1/2018	505	602
7.30%, Due 7/1/2038	1,920	2,478
Time Warner, Inc.,
6.875%, Due 5/1/2012	975	1,002
4.875%, Due 3/15/2020	160	174
4.75%, Due 3/29/2021	325	353
Transocean, Inc.,
6.80%, Due 3/15/2038	3,170	3,512
Tyco Electronics Group S.A.,
6.55%, Due 10/1/2017	255	298
Tyco International Finance S.A.,
3.75%, Due 1/15/2018	325	342
Union Pacific Corp.,
4.163%, Due 7/15/2022	306	324
United Parcel Service, Inc.,
3.125%, Due 1/15/2021	340	354
United Technologies Corp.,
6.125%, Due 7/15/2038	450	552
Valero Energy Corp.,
9.375%, Due 3/15/2019	135	176
6.625%, Due 6/15/2037	165	180
Verizon Communications, Inc.,
5.50%, Due 4/1/2017	350	403
4.60%, Due 4/1/2021	380	417
3.50%, Due 11/1/2021	140	141
6.90%, Due 4/15/2038	275	362
Viacom, Inc.,
6.875%, Due 4/30/2036	2,880	3,677
Vodafone Group plc,
6.15%, Due 2/27/2037	365	460
Wal-Mart Stores, Inc.,
7.55%, Due 2/15/2030	350	501
Xerox Corp.,
5.65%, Due 5/15/2013	75	79
8.25%, Due 5/15/2014	160	182
4.25%, Due 2/15/2015	355	374

		55,264

Utilities - 1.41%
Columbus Southern Power Co.,
5.50%, Due 3/1/2013	510	537
Commonwealth Edison Co.,
4.00%, Due 8/1/2020	175	187
Consolidated Edison Co. of New York, Inc.,
5.50%, Due 12/1/2039	350	423
Duke Energy Carolinas LLC,
5.10%, Due 4/15/2018E	350	402
Duke Energy Indiana, Inc.,
6.05%, Due 6/15/2016	520	599
EDF S.A., 4.60%, Due 1/27/2020F	320	341
Energy Transfer Partners LP,
8.50%, Due 4/15/2014H	535	607
9.00%, Due 4/15/2019H	260	313
Enterprise Products Operating LLC,
5.65%, Due 4/1/2013E	355	375

See accompanying notes

17

American Beacon Balanced Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
6.125%, Due 10/15/2039E	$310	$359
Exelon Generation Co. LLC,
5.20%, Due 10/1/2019E	245	263
6.25%, Due 10/1/2039E	275	327
FirstEnergy Solutions Corp.,
4.80%, Due 2/15/2015	175	188
Midamerican Energy Holdings Co.,
5.875%, Due 10/1/2012	510	533
6.125%, Due 4/1/2036	350	435
National Rural Utilities Cooperative Finance Corp.,
1.125%, Due 11/1/2013	335	336
ONEOK Partners LP,
6.125%, Due 2/1/2041H	355	408
Pacific Gas & Electric Co.,
6.25%, Due 12/1/2013	175	193
3.50%, Due 10/1/2020	300	310
Progress Energy, Inc.,
4.875%, Due 12/1/2019	350	389
Sempra Energy,
6.50%, Due 6/1/2016	265	310
Southern Co.,
1.95%, Due 9/1/2016	310	312
Southern Power Co.,
6.25%, Due 7/15/2012	420	435
Spectra Energy Capital LLC,
5.668%, Due 8/15/2014E	275	301
5.65%, Due 3/1/2020E	275	303
Spectra Energy Partners LP,
4.60%, Due 6/15/2021H	160	164
TransCanada PipeLines Ltd.,
7.625%, Due 1/15/2039	300	429
6.10%, Due 6/1/2040	170	216
Union Electric Co.,
6.70%, Due 2/1/2019	380	469
Virginia Electric and Power Co.,
5.40%, Due 4/30/2018	350	412
Westar Energy, Inc.,
6.00%, Due 7/1/2014	175	193
Xcel Energy, Inc.,
5.613%, Due 4/1/2017	869	980

		12,049

Total Corporate Obligations (Cost $116,806)		126,175

U.S. AGENCY OBLIGATION - 4.96%
U.S. Agency Obligations - 4.96%
Federal Home Loan Mortgage Corp.,
4.50%, Due 1/15/2015	22,140	24,728
Federal National Mortgage Association,
5.125%, Due 1/2/2014	645	702
6.25%, Due 5/15/2029	12,200	16,628
Private Export Funding Corp.,
2.125%, Due 7/15/2016	300	309

Total U.S. Agency Obligations (Cost $35,803)		42,367

OTHER GOVERNMENT OBLIGATIONS - 0.08%
Province of Ontario Canada,
4.10%, Due 6/16/2014	350	380
3.15%, Due 12/15/2017	325	342

Total Other Government Obligations (Cost $674)		722

	Par Amount	Fair Value
	(000’s)	(000’s)
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.11%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
5.317%, Due 9/10/2047, 2006-5 A2	$299	$301
5.634%, Due 4/10/2049, 2007-2 A2	340	348
Bear Stearns Commercial Mortgage Securities,
5.201%, Due 12/11/2038, 2006-PWR14 A4	665	716
5.54%, Due 9/11/2041, 2006-PW13 A4	840	924
4.831%, Due 7/11/2042, 2004-PWR5 A4	428	442
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.886%, Due 11/15/2044, 2007-CD5 A4	930	1,012
GS Mortgage Securities Corp II,
4.607%, Due 7/10/2039, 2005-GG4 A3	350	353
3.679%, Due 8/10/2043, 2010-C1 A1F	375	390
3.849%, Due 12/10/2043, 2010-C2 A1F	539	561
3.645%, Due 3/10/2044, 2011-GC3 A2F	500	520
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	298	304
3.853%, Due 6/15/2043, 2010-C1 A1F	681	708
4.388%, Due 2/15/2046, 2011-C3A A3F	550	565
4.625%, Due 3/15/2046, 2005-LDP1 A2	331	335
5.739%, Due 2/12/2049, 2007-CB19 A4	550	595
5.629%, Due 2/12/2051, 2007-CB20 A2	573	584
LB-UBS Commercial Mortgage Trust,
5.424%, Due 2/15/2040, 2007-C1 A4	500	532
Wachovia Bank Commercial Mortgage Trust,
5.737%, Due 6/15/2049, 2007-C32 A2	292	298

Total Non-Agency Mortgage-Backed Obligations (Cost $8,735)		9,488

ASSET-BACKED OBLIGATIONS - 0.59%
Ally Master Owner Trust,
0.894%, Due 6/15/2015, 2011-5 AG	600	600
BMW Floorplan Master Owner Trust,
1.393%, Due 9/15/2014, 2009-1A AF G	350	352
CNH Equipment Trust,
1.17%, Due 5/15/2015, 2010-C A3	520	521
2.04%, Due 10/17/2016, 2011-A A4	380	389
Ford Credit Floorplan Master Owner Trust,
1.793%, Due 9/15/2014, 2009-2 AG	800	808
Harley-Davidson Motorcycle Trust,
1.87%, Due 2/15/2014, 2009-4 A3	190	191
Honda Auto Receivables Owner Trust,
3.30%, Due 9/15/2015, 2009-3 A4	470	481
Hyundai Auto Receivables Trust,

See accompanying notes

18

American Beacon Balanced Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
3.15%, Due 3/15/2016, 2009-A A4	$270	$279
John Deere Owner Trust,
2.59%, Due 10/15/2013, 2009-A A3	43	43
3.96%, Due 5/16/2016, 2009-A A4	265	270
Nissan Master Owner Trust Receivables,
1.393%, Due 1/15/2015, 2010-AA AF G	650	655
Volkswagen Auto Loan Enhanced Trust,
6.24%, Due 7/20/2015, 2008-2 A4A	400	413

Total Asset-Backed Obligations (Cost $4,957)		5,002

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.80%
Federal Home Loan Mortgage Corporation
4.50%, Due 3/1/2019	339	360
5.00%, Due 10/1/2020	134	145
5.00%, Due 8/1/2033	767	826
5.50%, Due 2/1/2034	645	701
5.00%, Due 3/1/2034	575	618
6.00%, Due 6/1/2034	459	507
6.00%, Due 8/1/2034	355	391
5.00%, Due 8/1/2035	560	601
5.00%, Due 9/1/2035	404	434
6.00%, Due 8/1/2036	256	282
5.50%, Due 11/1/2036	508	550
5.50%, Due 4/1/2037	711	770
6.00%, Due 9/1/2037	209	229
5.50%, Due 12/1/2037	612	666
6.00%, Due 3/1/2038	1,044	1,143
5.50%, Due 5/1/2038	302	327
0.643%, Due 12/15/2040G	1,738	1,734
4.00%, Due 1/1/2041	1,441	1,497
4.50%, Due 2/1/2041	1,418	1,497

		13,278

Federal National Mortgage Association
5.50%, Due 2/1/2014	75	81
6.00%, Due 4/1/2016	104	113
5.00%, Due 12/1/2017	304	328
4.50%, Due 9/1/2018	207	221
4.00%, Due 8/1/2020	354	376
4.50%, Due 3/1/2025	473	509
3.50%, Due 1/1/2026	372	387
4.00%, Due 5/1/2026	1,885	1,985
5.00%, Due 3/1/2034	833	899
4.50%, Due 9/1/2034	404	429
5.50%, Due 12/1/2035	259	282
5.50%, Due 1/1/2036	442	482
5.00%, Due 2/1/2036	385	415
5.50%, Due 4/1/2036	493	538
6.00%, Due 9/1/2036	379	417
6.50%, Due 9/1/2036	838	937
5.50%, Due 12/1/2036	615	669
5.50%, Due 2/1/2037	630	685
5.50%, Due 8/1/2037	511	557
5.50%, Due 3/1/2038	1,038	1,128
5.50%, Due 6/1/2038	1,445	1,571
4.50%, Due 1/1/2040	1,696	1,796
5.00%, Due 7/1/2040	1,876	2,031
4.00%, Due 9/1/2040	1,318	1,371
4.00%, Due 1/1/2041	1,931	2,010
5.00%, Due 1/1/2041	2,035	2,204
4.00%, Due 2/1/2041	1,566	1,640
4.00%, Due 4/1/2041	1,980	2,074

	Par Amount	Fair Value
	(000’s)	(000’s)
4.50%, Due 4/1/2041	$964	$1,021
4.50%, Due 5/1/2041	1,901	2,018
4.50%, Due 8/1/2041	1,755	1,858

		31,032

Government National Mortgage Association
7.00%, Due 12/15/2025	174	202
6.50%, Due 8/15/2027	193	218
6.50%, Due 11/15/2027	198	224
7.50%, Due 12/15/2028	162	189
5.50%, Due 7/15/2033	495	553
6.00%, Due 12/15/2033	514	577
5.50%, Due 2/20/2034	702	784
1.692%, Due 11/16/2035, 2009-148 A	342	345
6.00%, Due 10/15/2038	944	1,056
2.989%, Due 3/16/2039, 2010-71 AC	966	1,001
5.00%, Due 10/15/2039	2,899	3,212
6.00%, Due 11/15/2039	941	1,052
5.50%, Due 2/15/2040	1,093	1,214
4.50%, Due 10/20/2040	1,083	1,180
2.70%, Due 4/16/2043, 2011-109 AB	1,994	2,068
2.542%, Due 9/16/2044, 2011-96 AC	1,096	1,132
3.20%, Due 11/16/2044, 2011-92 B	2,400	2,493

		17,500

National Credit Union Administration
0.643%, Due 3/11/2020, 2011 R3 1AG	2,597	2,598
0.691%, Due 10/7/2020, 2010 R1 1AG	2,281	2,284

		4,882

Total U.S. Agency Mortgage-Backed Obligations (Cost $64,226)		66,692

U.S. TREASURY OBLIGATIONS - 2.63%
U.S. Treasury Bonds
6.25%, Due 8/15/2023	800	1,114
6.875%, Due 8/15/2025	580	866
5.25%, Due 11/15/2028	250	330
4.75%, Due 2/15/2037	130	167
4.50%, Due 8/15/2039	930	1,160
4.25%, Due 11/15/2040	3,870	4,649
4.75%, Due 2/15/2041	565	735
4.375%, Due 5/15/2041	180	221

		9,242

U.S. Treasury Notes
0.625%, Due 4/30/2013	1,000	1,006
2.625%, Due 7/31/2014	1,000	1,061
2.00%, Due 1/31/2016	2,530	2,660
2.00%, Due 4/30/2016	2,055	2,160
3.125%, Due 10/31/2016	900	992
3.625%, Due 2/15/2020	975	1,108
3.625%, Due 2/15/2021	3,170	3,590
3.125%, Due 5/15/2021	660	717

		13,294

Total U.S. Treasury Obligations (Cost $20,205)		22,536

MUNICIPAL OBLIGATIONS - 0.31%
Municipal Electric Authority of Georgia,
6.64%, Due 4/1/2057	1,920	1,945
6.66%, Due 4/1/2057	710	712

Total Municipal Obligations (Cost $2,617)		2,657

See accompanying notes

19

American Beacon Balanced Fund

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS - 6.35%
American Beacon U.S. Government Money Market Select Fund I	5,000,000	$5,000
JPMorgan U.S. Government Money Market Fund	45,093,994	45,094

	Par Amount
	(000’s)
United States Treasury Bill, 0.01%, Due 3/8/2012	$2,170	2,170
United States Treasury Bill, 0%, Due 10/18/2012	2,010	2,008

Total Short-Term Investments (Cost $54,270)		54,272

TOTAL INVESTMENTS - 92.87% (Cost $771,782)		794,004
OTHER ASSETS, NET OF LIABILITIES - 7.13%		60,989

TOTAL NET ASSETS - 100.00%		$854,993

A	Non-income producing security.
B	Non-voting participating shares.
C	ADR - American Depositary Receipt.
D	REIT - Real Estate Investment Trust.
E	Limited Liability Company.
F

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $12,477 or 1.46% of net assets. The Fund has no right to demand registration of these securities.

G	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
H	Limited Partnership.
I	The Fund is affiliated by having the same investment advisor.

Futures Contracts
(000’s)
	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Mini E Index Future	729	December, 2011	$45,537	$2,695

			$45,537	$2,695

See accompanying notes

20

American Beacon Large Cap Growth Fund

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
COMMON STOCK - 95.23%
CONSUMER DISCRETIONARY - 18.09%
Auto Components - 1.53%
BorgWarner, Inc.	7,300	$558
Lear Corp.	16,087	755

		1,313

Hotels, Restaurants & Leisure - 3.47%
Ctrip.com International Ltd., ADR A	10,200	356
International Game Technology	51,290	903
Las Vegas Sands Corp.B	16,900	793
Starbucks Corp.	12,500	529
Yum! Brands, Inc.	7,600	407

		2,988

Household Durables - 1.03%
Tempur-Pedic International, Inc.B	13,052	888

Internet & Catalog Retail - 2.90%
Amazon.com, Inc.B	4,500	961
Expedia, Inc.	25,562	671
priceline.com, Inc.B	1,700	863

		2,495

Leisure Equipment & Products - 1.00%
Polaris Industries, Inc.	13,548	858

Media - 0.97%
CBS Corp., Class BC	32,352	835

Multiline Retail - 0.86%
Nordstrom, Inc.	14,613	741

Specialty Retail - 4.62%
Abercrombie & Fitch Co., Class A	6,500	484
AutoZone, Inc.B	2,445	791
Dollar Tree, Inc.B	10,157	812
O’Reilly Automotive, Inc.B	5,150	392
PetSmart, Inc.	15,656	735
Ross Stores, Inc.	8,689	762

		3,976

Textiles & Apparel - 1.71%
Coach, Inc.	13,396	872
Ralph Lauren Corp.	3,800	603

		1,475

Total Consumer Discretionary		15,569

CONSUMER STAPLES - 1.60%
Food & Drug Retailing - 0.55%
Costco Wholesale Corp.	5,700	475

Food Products - 0.59%
General Mills, Inc.	9,400	362
Green Mountain Coffee Roasters, Inc.B	2,200	143

		505

Personal Products - 0.46%
The Estee Lauder Cos., Inc., Class A	4,000	394

Total Consumer Staples		1,374

ENERGY - 8.24%
Energy Equipment & Services - 4.95%
FMC Technologies, Inc.B	19,500	874
Helmerich & Payne, Inc.	13,413	713

	Shares	Fair Value
		(000’s)
National Oilwell Varco, Inc.	11,418	$814
Oceaneering International, Inc.	18,086	757
Schlumberger Ltd.	15,000	1,103

		4,261

Oil & Gas - 3.29%
Concho Resources, Inc.B	7,900	748
Occidental Petroleum Corp.	8,700	809
Peabody Energy Corp.	24,238	1,051
Range Resources Corp.	3,300	227

		2,835

Total Energy		7,096

FINANCIALS - 4.27%
American Express Co.	15,349	777
Ameriprise Financial, Inc.	16,394	765
CME Group, Inc.	1,300	358
Franklin Resources, Inc.	5,600	597
IntercontinentalExchange, Inc.B	3,950	513
JPMorgan Chase & Co.	10,000	348
TD Ameritrade Holding Corp.	19,200	322

Total Financials		3,680

HEALTH CARE - 12.17%
Biotechnology - 1.95%
Biogen Idec, Inc.B	3,000	349
Celgene Corp.B	8,400	545
Gilead Sciences, Inc.B	18,853	785

		1,679

Health Care Equipment & Supplies - 2.49%
Dentsply International, Inc.	21,363	790
Edwards Lifesciences Corp.B	7,300	551
Intuitive Surgical, Inc.B	900	390
Varian Medical Systems, Inc.	7,000	411

		2,142

Health Care Providers & Services - 5.82%
AmerisourceBergen Corp.	19,085	779
Cerner Corp.B	5,300	336
Covance, Inc.B	14,944	758
Express Scripts, Inc.B	10,000	457
McKesson Corp.	9,477	773
UnitedHealth Group, Inc.	39,838	1,911

		5,014

Pharmaceuticals - 1.91%
Endo Pharmaceuticals Holdings, Inc.B	23,436	757
Perrigo Co.	3,750	339
Shire plc, ADRA	5,800	547

		1,643

Total Health Care		10,478

INDUSTRIALS - 15.53%
Aerospace & Defense - 0.85%
United Technologies Corp.	9,400	733

Air Freight & Couriers - 0.50%
CH Robinson Worldwide, Inc.	6,200	430

Construction & Engineering - 0.68%
Fluor Corp.	10,300	586

Industrial Conglomerates - 1.73%
General Electric Co.	46,842	783

See accompanying notes

21

American Beacon Large Cap Growth Fund

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
KBR, Inc.	25,406	$709

		1,492

Machinery - 9.22%
Caterpillar, Inc.	8,443	798
Cummins, Inc.	8,257	821
Danaher Corp.	42,095	2,034
Deere & Co.	8,400	638
Donaldson Co, Inc.	12,782	819
Dover Corp.	13,341	741
Illinois Tool Works, Inc.	8,400	408
Joy Global, Inc.	9,288	810
Parker Hannifin Corp.	10,613	865

		7,934

Road & Rail - 2.55%
Union Pacific Corp.	22,060	2,197

Total Industrials		13,372

INFORMATION TECHNOLOGY - 30.07%
Communications Equipment - 2.05%
Cisco Systems, Inc.	47,628	883
F5 Networks, Inc.B	8,515	885

		1,768

Computers & Peripherals - 10.11%
Apple, Inc.	6,553	2,653
Dell, Inc.B	50,062	791
EMC Corp.	74,221	1,819
International Business Machines Corp.	4,337	801
NetApp, Inc.B	8,100	332
SanDisk Corp.B	16,074	814
Teradata Corp.B	13,296	793
Western Digital Corp.B	25,899	690

		8,693

Internet Software & Services - 3.87%
Baidu Inc., ADRA B	5,950	834
Google, Inc., Class AB	3,503	2,076
VeriSign, Inc.	13,200	424

		3,334

IT Consulting & Services - 2.76%
Cognizant Technology Solutions Corp.B	15,800	1,149
Visa, Inc., Class A	13,150	1,227

		2,376

Semiconductor Equipment & Products - 5.24%
Altera Corp.	27,192	1,031
Broadcom Corp., Class A	20,688	747
Intel Corp.	31,155	765
QUALCOMM, Inc.	24,300	1,253
Skyworks Solutions, Inc.	36,200	717

		4,513

Software - 6.04%
Citrix Systems, Inc.B	8,100	590
Intuit, Inc.	24,154	1,296
Microsoft Corp.	29,112	775
Oracle Corp.	55,430	1,817
Salesforce.com, Inc.B	5,400	719

		5,197

Total Information Technology		25,881

	Shares	Fair Value
		(000’s)
MATERIALS - 4.38%
Chemicals - 3.18%
Ecolab, Inc.	9,850	$530
Monsanto Co.	22,124	1,610
The Mosaic Co.	10,335	605

		2,745

Metals & Mining - 1.20%
Cliffs Natural Resources, Inc.	5,400	368
Freeport-McMoRan Copper & Gold, Inc.	16,409	661

		1,029

Total Materials		3,774

TELECOMMUNICATION SERVICES - 0.88%
American Tower Corp., Class A	13,700	755

Total Common Stock (Cost $76,445)		81,979

SHORT-TERM INVESTMENTS - 3.79% (Cost $3,267)
JPMorgan U.S. Government Money Market Fund	3,267,388	3,267
TOTAL INVESTMENTS - 99.02% (Cost $79,712)		85,246

OTHER ASSETS, NET OF LIABILITIES - 0.98%		844

TOTAL NET ASSETS - 100.00%		$86,090

Percentages are stated as a percent of net assets.

A	ADR - American Depositary Receipt.
B	Non-income producing security.
C	Non-voting participating shares.

See accompanying notes

22

American Beacon Large Cap Growth Fund

Schedule of Investments

October 31, 2011

Futures Contracts
(000’s)
	Number of Contracts	Expiration Date	Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Mini E Index Future	40	December, 2011	$2,499	$39

			$2,499	$39

See accompanying notes

23

American Beacon Mid-Cap Value Fund

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
COMMON STOCK - 92.66%
CONSUMER DISCRETIONARY - 12.82%
Automobiles - 0.40%
Harley-Davidson, Inc.	9,487	$369

Hotels, Restaurants & Leisure - 3.26%
International Game Technology	73,006	1,284
Royal Caribbean Cruises Ltd.	41,969	1,247
WMS Industries, Inc.	21,898	480

		3,011

Household Durables - 2.57%
Mohawk Industries, Inc.A	17,700	932
Newell Rubbermaid, Inc.	38,677	572
Stanley Black & Decker, Inc.	13,700	875

		2,379

Leisure Equipment & Products - 0.41%
Hasbro, Inc.	10,055	383

Media - 1.61%
Omnicom Group, Inc.	24,275	1,079
The Interpublic Group of Cos., Inc.	42,778	406

		1,485

Multiline Retail - 0.85%
JC Penney Co. Inc	24,400	783

Specialty Retail - 3.72%
American Eagle Outfitters, Inc.	30,565	401
Hanesbrands, Inc.A	25,100	662
Rent-A-Center, Inc.	33,725	1,152
Staples, Inc.	63,275	947
Urban Outfitters, Inc.A	10,311	281

		3,443

Total Consumer Discretionary		11,853

CONSUMER STAPLES - 4.84%
Beverages - 1.79%
Constellation Brands, Inc.A	18,142	367
Molson Coors Brewing Co., Class B	30,309	1,284

		1,651

Food & Drug Retailing - 0.91%
Sysco Corp.	14,571	404
The Kroger Co.	19,043	441

		845

Personal Products - 0.49%
Avon Products, Inc.	24,775	453

Tobacco - 1.65%
Lorillard, Inc.	7,100	785
Reynolds American, Inc.	19,200	743

		1,528

Total Consumer Staples		4,477

ENERGY - 4.40%
Energy Equipment & Services - 0.35%
Nabors Industries Ltd.A	17,576	322

Oil & Gas - 4.05%
EQT Corp.	5,360	340
Murphy Oil Corp.	17,778	985
Newfield Exploration Co.A	8,422	339
Pioneer Natural Resources Co.	5,160	433

	Shares	Fair Value
		(000’s)
Range Resources Corp.	5,024	$346
Seadrill Ltd.	25,000	828
Spectra Energy Corp.	16,700	478

		3,749

Total Energy		4,071

FINANCIALS - 25.59%
Banks - 6.67%
Comerica, Inc.	42,127	1,076
Fifth Third Bancorp	162,265	1,950
KeyCorp	84,750	598
New York Community Bancorp, Inc.	41,300	550
PNC Financial Services Group, Inc.	10,000	537
Regions Financial Corp.	95,100	374
Synovus Financial Corp.	90,818	136
TCF Financial Corp.	37,055	394
Zions Bancorporation	31,350	544

		6,159

Diversified Financials - 4.42%
Ameriprise Financial, Inc.	18,798	878
Capital One Financial Corp.	18,800	859
Discover Financial Services	36,300	855
Federated Investors, Inc., Class B	19,705	385
SLM Corp.	48,800	667
Towers Watson & Co., Class A	6,750	443

		4,087

Insurance - 10.35%
Axis Capital Holdings Ltd.	18,875	592
Delphi Financial Group, Inc., Class A	35,200	932
Endurance Specialty Holdings Ltd.	11,355	422
PartnerRe Ltd.	6,040	376
ProAssurance Corp.	4,552	348
Protective Life Corp.	42,725	795
Reinsurance Group of America, Inc.	8,220	429
RenaissanceRe Holdings Ltd.	12,175	829
The Allstate Corp.	31,375	826
The Chubb Corp.	6,100	409
Torchmark Corp.	13,912	569
Unum Group	20,277	483
Validus Holdings Ltd.	24,732	677
Willis Group Holdings plc	32,545	1,183
XL Group plc	31,600	687

		9,557

Real Estate - 4.15%
Annaly Capital Management, Inc. B	21,700	366
Digital Realty Trust, Inc.B	7,079	441
Essex Property Trust, Inc.B	6,200	885
Hospitality Properties TrustB	39,500	950
Host Hotels & Resorts LPB	28,763	410
Liberty Property TrustB	14,851	475
MI Developments, Inc., Class A	9,875	313

		3,840

Total Financials		23,643

HEALTH CARE - 6.15%
Health Care Equipment & Supplies - 1.31%
Hologic, Inc.A	23,437	378
Patterson Cos., Inc.	13,107	412
STERIS Corp.	13,454	417

		1,207

See accompanying notes

24

American Beacon Mid-Cap Value Fund

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
Health Care Providers & Services - 4.84%
AmerisourceBergen Corp.	8,246	$336
Cardinal Health, Inc.	16,200	717
Cigna Corp.	14,900	661
Coventry Health Care, Inc.A	26,900	855
HCA Holdings, Inc.A	15,563	365
HealthSouth Corp.A	20,556	363
Omnicare, Inc.	24,800	740
Quest Diagnostics, Inc.	7,952	444

		4,481

Total Health Care		5,688

INDUSTRIALS - 16.03%
Aerospace & Defense - 4.80%
Curtiss-Wright Corp.	30,700	1,006
Goodrich Corp.	6,300	773
L-3 Communications Holdings, Inc.	24,725	1,676
Spirit Aerosystems Holdings, Inc., Class AA	57,270	978

		4,433

Building Products - 1.87%
Fortune Brands Home & Security, Inc.A	41,050	596
Masco Corp.	118,325	1,136

		1,732

Commercial Services & Supplies - 2.68%
Avery Dennison Corp.	14,002	372
Cintas Corp.	13,513	404
Con-way, Inc.	27,200	801
Republic Services, Inc.	19,589	558
The Dun & Bradstreet Corp.	5,100	341

		2,476

Construction & Engineering - 0.45%
Fluor Corp.	7,239	412

Electrical Equipment - 2.64%
Brady Corp., Class A	35,150	1,080
Molex, Inc.	54,937	1,356

		2,436

Industrial Conglomerates - 0.44%
Teleflex, Inc.	6,821	408

Machinery - 2.35%
Dover Corp.	8,278	460
Eaton Corp.	10,400	466
Flowserve Corp.	4,431	411
ITT Corp.	8,200	374
SPX Corp.	8,500	464

		2,175

Marine - 0.80%
Golar LNG Ltd.	18,400	744

Total Industrials		14,816

INFORMATION TECHNOLOGY - 8.77%
Communications Equipment - 0.42%
Brocade Communications Systems, Inc.A	87,791	385

Electronic Equipment & Instruments - 2.87%
Avnet, Inc.	41,725	1,264
Ingram Micro, Inc., Class AA	43,400	776

	Shares	Fair Value
		(000’s)
TE Connectivity Ltd.	17,200	$611

		2,651

IT Consulting & Services - 1.17%
Computer Sciences Corp.	17,900	563
The Western Union Co.	29,700	519

		1,082

Office Electronics - 0.66%
Xerox Corp.	74,700	611

Semiconductor Equipment & Products - 1.14%
Analog Devices, Inc.	10,341	378
Microchip Technology, Inc.	18,600	673

		1,051

Software - 2.51%
Adobe Systems, Inc.	17,064	502
CA, Inc.	38,350	831
Symantec Corp.A	25,789	439
Synopsys, Inc.A	20,607	552

		2,324

Total Information Technology		8,104

MATERIALS - 5.96%
Chemicals - 1.96%
Huntsman Corp.	28,537	335
PPG Industries, Inc.	10,700	925
The Sherwin-Williams Co.	6,675	552

		1,812

Containers & Packaging - 2.58%
Bemis Co, Inc.	11,873	334
Jarden Corp.	27,850	892
Owens-Illinois, Inc.A	23,041	463
Packaging Corp of America	14,650	382
Sonoco Products Co.	10,000	314

		2,385

Metals & Mining - 1.42%
Alcoa, Inc.	20,141	217
Allegheny Technologies, Inc.	14,214	659
Nucor Corp.	11,494	434

		1,310

Total Materials		5,507

UTILITIES - 8.10%
Electric Utilities - 5.05%
CenterPoint Energy, Inc.	38,000	792
Edison International	23,274	945
Entergy Corp.	15,275	1,057
Great Plains Energy, Inc.	29,951	621
Pinnacle West Capital Corp.	11,700	533
Portland General Electric Co.	12,242	300
TECO Energy, Inc.	22,943	426

		4,674

Gas Utilities - 1.34%
AGL Resources, Inc.	14,258	598
MDU Resources Group, Inc.	13,250	273
Oneok, Inc.	4,800	365

		1,236

Multi-Utilities - 1.71%
SCANA Corp.	12,232	517

See accompanying notes

25

American Beacon Mid-Cap Value Fund

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
Xcel Energy, Inc.	41,028	$1,061

		1,578

Total Utilities		7,488

Total Common Stock (Cost $78,239)		85,647

SHORT-TERM INVESTMENTS - 3.70% (Cost $3,416)
JPMorgan U.S. Government Money Market Fund	3,416,488	3,416

TOTAL INVESTMENTS - 96.36% (Cost $81,655)		89,063
OTHER ASSETS, NET OF LIABILITIES - 3.64%		3,365

TOTAL NET ASSETS - 100.00%		$92,428

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.

Futures Contracts
(000’s)
	Number of Contracts	Expiration Date	Value	Unrealized Appreciation/ (Depreciation)
S&P 400 Midcap E Index Future	35	December, 2011	$3,101	$246

			$3,101	$246

See accompanying notes

26

American Beacon Funds

Statements of Assets and Liabilities

October 31, 2011 (in thousands, except share and per share amounts)

	Balanced	Large Cap	Mid-Cap
	Fund	Growth Fund	Value Fund
Assets:
Investments in unaffiliated securities, at fair value A	$789,004	$85,246	$89,063
Investments in affiliated securities, at fair value B	5,000	—	—
Deposit with brokers for futures contracts	2,784	212	216
Receivable for investments sold	2,996	334	14
Dividends and interest receivable	2,962	29	54
Receivable for fund shares sold	57,252	2,732	3,437
Receivable for tax reclaims	38	—	—
Receivable for expense reimbursement (Note 2)	6	—	4
Prepaid expenses	17	28	46

Total assets	860,059	88,581	92,834

Liabilities:
Payable for investments purchased	3,232	713	49
Payable for fund shares redeemed	30	1,483	58
Payable for variation margin on open futures contracts	1,111	79	81
Management and investment advisory fees payable (Note 2)	497	177	170
Administrative service and service fees payable (Note 2)	73	3	12
Professional fees payable	40	28	28
Trustee fees payable	12	1	—
Prospectus and shareholder reports	47	4	7
Other liabilities	24	3	1

Total liabilities	5,066	2,491	406

Net Assets	$854,993	$86,090	$92,428

Analysis of Net Assets:
Paid-in-capital	$876,545	$98,819	$96,176
Undistributed net investment income (loss)	(763)	105	901
Accumulated net realized (loss)	(45,705)	(18,407)	(12,303)
Unrealized appreciation of investments and futures contracts	24,916	5,573	7,654

Net assets	$854,993	$86,090	$92,428

Shares outstanding (no par value):
Institutional Class	2,401,223	23,329	3,437,338

Y Class	31,034	1,073	5,353

Investor Class	7,010,895	N/A	186,584

Advisor Class	286,099	N/A	3,868

A Class	48,708	28,961	10,478

C Class	75,995	193	2,353

AMR Class	59,886,038	13,905,859	5,853,626

Net asset value, offering and redemption price per share:
Institutional Class	$12.89	$6.12	$9.73

Y Class	$12.93	$6.09	$9.72

Investor Class	$11.93	N/A	$9.71

Advisor Class	$12.36	N/A	$9.56

A Class (net asset value and redemption price)	$12.06	$6.08	$9.61

A Class (offering price)	$12.80	$6.45	$10.20

C Class	$12.13	$6.05	$9.56

AMR Class	$12.27	$6.17	$9.73

A Cost of investments in unaffiliated securities	$766,782	$79,712	$81,655
B Cost of investments in affiliated securities	$5,000	$—	$—

See accompanying notes

27

American Beacon Funds

Statements of Operations

For the year ended October 31, 2011 (in thousands)

		Large Cap
	Balanced	Growth	Mid-Cap
	Fund	Fund	Value Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$13,915	$917	$2,263
Dividend income from affiliated securities	1	—	—
Interest income	12,503	—	—

Total investment income	26,419	917	2,263

Expenses:
Management and investment advisory fees (Note 2)	1,922	514	632
Administrative service fees (Note 2):
Institutional Class	101	—	100
Y Class	1	—	—
Investor Class	252	—	30
Advisor Class	16	—	—
A Class	1	1	—
C Class	1	—	—
AMR Class	367	48	31
Transfer agent fees:
Institutional Class	2	—	3
Y Class	3	2	2
Investor Class	13	—	2
A Class	2	1	2
C Class	2	2	2
AMR Class	41	3	3
Custody and fund accounting fees	98	11	12
Professional fees	54	31	36
Registration fees and expenses	74	65	70
Service fees (Note 2):
Investor Class	277	—	25
Advisor Class	13	—	—
A Class	1	—	—
Distribution fees (Note 2):
Advisor Class	13	—	—
A Class	1	1	—
C Class	3	—	—
Prospectus and shareholder reports	72	27	29
Trustee fees	63	8	8
Other expenses	69	11	26

Total expenses	3,462	725	1,013

Net (fees waived and expenses reimbursed) (Note 2)	(6)	(5)	(57)

Net expenses	3,456	720	956

Net investment income	22,963	197	1,307

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	47,922	14,701	7,905
Commission recapture (Note 3)	21	1	14
Futures contracts	1,564	(8,614)	427
Change in net unrealized appreciation or depreciation of:
Investments	(30,748)	(10,857)	(3,654)
Futures contracts	1,282	(78)	(171)

Net gain (loss) on investments	20,041	(4,847)	4,521

Net increase (decrease) in net assets resulting from operations	$43,004	$(4,650)	$5,828

A Foreign taxes	$51	$1	$—

See accompanying notes

28

American Beacon Funds

Statements of Changes in Net Assets (in thousands)

	Balanced Fund		Large Cap Growth Fund		Mid-Cap Value Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$22,963	$24,341	$197	$143	$1,307	$966
Net realized gain on investments and futures contracts	49,507	27,481	6,088	4,153	8,346	1,541
Change in net unrealized appreciation or depreciation of investments and futures contracts	(29,466)	48,535	(10,935)	8,876	(3,825)	15,707

Net increase (decrease) in net assets resulting from operations	43,004	100,357	(4,650)	13,172	5,828	18,214

Distributions to Shareholders:
Net investment income:
Institutional Class	(876)	(1,651)	—	—	(30)	(15)
Y Class	(10)	—	—	—	—	—
Investor Class	(1,759)	(4,637)	—	—	(343)	(161)
Advisor Class	(104)	(314)	—	—	(1)	—
A Class	(7)	—	—	—	—	—
C Class	(4)	—	—	—	—	—
AMR Class	(21,013)	(42,865)	(167)	(342)	(753)	(561)

Net distributions to shareholders	(23,773)	(49,467)	(167)	(342)	(1,127)	(737)

Capital Share Transactions:
Proceeds from sales of shares	120,787	75,404	134,234	46,888	68,649	42,825
Reinvestment of dividends and distributions	23,696	49,350	167	342	1,127	736
Cost of shares redeemed	(181,269)	(115,828)	(140,627)	(34,211)	(84,216)	(38,192)
Redemption fees	—	—	—	—	56	88

Net increase (decrease) in net assets from capital share transactions	(36,786)	8,926	(6,226)	13,019	(14,384)	5,457

Net increase (decrease) in net assets	(17,555)	59,816	(11,043)	25,849	(9,683)	22,934

Net Assets:
Beginning of period	872,548	812,732	97,133	71,284	102,111	79,177

End of Period *	$854,993	$872,548	$86,090	$97,133	$92,428	$102,111

* Includes undistributed net investment income (loss) of	$(763)	$(724)	$105	$75	$901	$722

See accompanying notes

29

American Beacon Funds

Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 20 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, and the American Beacon Mid-Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitles and obligates a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and International Financial Reporting Standards (IFRSs). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements has not been determined.

30

American Beacon Funds

Notes to Financial Statements

October 31, 2011

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities for the Funds. Management fees paid by the Funds during the year ended October 31, 2011 were as follows (dollars in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
Balanced	0.175% - 0.65%	$1,922	$1,493	$429
Large Cap Growth	0.35% - 0.60%	514	466	48
Mid-Cap Value	0.35% - 0.90%	632	580	52

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, and Advisor Classes, 0.40% of the average daily net assets of the A and C Classes, and 0.05% of the average daily net assets of the AMR Class of each of the Funds.

Distribution Plans

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor Class and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Service fees for the Y and C Classes for the period ended October 31, 2011 were less than $500.

31

American Beacon Funds

Notes to Financial Statements

October 31, 2011

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund or the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee up to 0.09% of the average daily net assets of the Select Fund. During the year ended October 31, 2011, the Manager earned $885 from the Balanced Fund’s investment in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended October 31, 2011, the Large Cap Growth Fund borrowed from the USG Select Fund on average $12,737,895 for two days at 0.79% with interest charges of $503, and the Balanced Fund borrowed from the USG Select Fund $13,407,649 for one day at 0.81% with interest charges of $298.

Reimbursement of Expenses

The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. Of these amounts, approximately $6,000 and $4,000 was receivable from the Manager at October 31, 2011 for the Balanced and Mid-Cap Value Funds, respectively. For the period ended October 31, 2011, the Manager waived or reimbursed expenses as follows:

		Expense Cap
Fund	Class	11/1/10 to 2/28/11	3/1/11 to 10/31/11	Waived or Reimbursed Expenses	Expiration
Balanced	Y*	N/A	N/A	$2,590	2014
Balanced	A*	N/A	N/A	1,651	2014
Balanced	C*	N/A	N/A	1,619	2014
Large Cap Growth	Y*	N/A	N/A	1,651	2014
Large Cap Growth	A*	N/A	N/A	1,293	2014
Large Cap Growth	C	N/A	2.20%	1,688	2014
Mid-Cap Value	Institutional	0.98%	0.98%	42,532	2014
Mid-Cap Value	Y	1.08%	1.08%	1,719	2014
Mid-Cap Value	Investor	1.23%	1.23%	8,901	2014
Mid-Cap Value	Advisor	1.49%	1.49%	351	2014
Mid-Cap Value	A	1.49%	1.49%	1,816	2014
Mid-Cap Value	C	2.24%	2.24%	1,705	2014

*	Voluntary reimbursement

Expense Reimbursement Plan

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryovers for the Mid-Cap Value Fund are approximately $25,000 and $17,000, expiring 2012 and 2013, respectively. During the year ended October 31, 2011, the Funds have not recorded a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

32

American Beacon Funds

Notes to Financial Statements

October 31, 2011

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Balanced Fund normally will be declared and paid quarterly. Dividends from net investment income of the Large Cap Growth and Mid-Cap Value Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the

33

American Beacon Funds

Notes to Financial Statements

October 31, 2011

broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gains in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of each Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations,

34

American Beacon Funds

Notes to Financial Statements

October 31, 2011

reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by the Manager.

35

American Beacon Funds

Notes to Financial Statements

October 31, 2011

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of October 31, 2011, the investments were classified as described below: (in thousands)

Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stock	$461,500	$—	$—	$461,500
Preferred Stock	2,593	—	—	2,593
Corporate Obligations	—	126,175	—	126,175
U.S. Agency Obligations	—	42,367	—	42,367
Other Government Obligations	—	722	—	722
Non-Agency Mortgage-Backed Obligations	—	9,488	—	9,488
Asset-Backed Obligations	—	5,002	—	5,002
U.S. Agency Mortgage-Backed Obligations	—	66,692	—	66,692
U.S. Treasury Obligations	—	22,536	—	22,536
Municipal Obligations	—	2,657	—	2,657
Short-Term Investments	50,094	4,178	—	54,272

Total Investments in Securities	$514,187	$279,817	$—	$794,004

Futures Contracts	2,695	—	—	2,695

Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock	$81,979	$—	$—	$81,979
Short-Term Investments	3,267	—	—	3,267

Total Investments in Securities	$85,246	$—	$—	$85,246

Futures Contracts	39	—	—	39

Mid-Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stock	$85,647	$—	$—	$85,647
Short-Term Investments	3,416	—	—	3,416

Total Investments in Securities	$89,063	$—	$—	$89,063

Futures Contracts	246	—	—	246

As of October 31, 2011, there were no significant transfers into or out of any level.

36

American Beacon Funds

Notes to Financial Statements

October 31, 2011

4. Securities and Other Investments

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended October 31, 2011 are disclosed in the Notes to the Schedules of Investments.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Balanced

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2011 (in thousands):

Statements of Assets and Liabilities	Derivatives	Fair Value
Unrealized appreciation of investments and futures contracts	Equity Contracts*	$2,695

37

American Beacon Funds

Notes to Financial Statements

October 31, 2011

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2011 (in thousands):

Statements of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$1,564
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	1,282

Large Cap Growth

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2011 (in thousands):

Statements of Assets and Liabilities	Derivatives		Fair Value
Unrealized appreciation of investments and futures contracts	Equity Contracts	*	$39

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2011 (in thousands):

Statements of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$(8,614)
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	(78)

Mid-Cap Value

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2011 (in thousands):

Statements of Assets and Liabilities	Derivatives		Fair Value
Unrealized appreciation of investments and futures contracts	Equity Contracts	*	$246

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2011 (in thousands):

Statements of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$427
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	(171)

*	Includes cumulative appreciation or depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows (in thousands)

38

American Beacon Funds

Notes to Financial Statements

October 31, 2011

	Balanced		Large Cap Growth		Mid-Cap Value
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Distributions paid from:
Ordinary income*
Institutional Class	$876	$1,651	$—	$—	$30	$15
Y Class	10	—	—	—	—	—
Investor Class	1,759	4,637	—	—	343	161
Advisor Class	104	314	—	—	1	—
A Class	7	—	—	—	—	—
C Class	4	—	—	—	—	—
AMR Class	21,013	42,865	167	342	753	561

Total distributions paid	$23,773	$49,467	$167	$342	$1,127	$737

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2011, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

	Balanced	Large Cap Growth	Mid-Cap Value
Cost basis of investments for federal income tax purposes	$800,851	$83,714	$82,758
Unrealized appreciation	75,494	5,122	10,855
Unrealized depreciation	(82,341)	(3,590)	(4,550)

Net unrealized appreciation or depreciation	(6,847)	1,532	6,305

Undistributed ordinary income	41	105	901
Accumulated long-term gain (loss)	(17,445)	(14,405)	(11,201)
Other temporary differences	2,699	39	247

Distributable earnings (deficit)	$(21,552)	$(12,729)	$(3,748)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and book amortization of premiums.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, Section 732 basis adjustments, non-deductible expenses, and dividend reclasses that have been reclassified as of October 31, 2011 (in thousands):

	Balanced	Large Cap Growth	Mid-Cap Value
Paid-in-capital	$1	$(1)	$—
Undistributed net investment income	771	—	(1)
Accumulated net realized gain (loss)	(772)	—	1
Unrealized appreciation or depreciation of investments and futures contracts	—	1	—

At October 31, 2011, capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

Fund	2016	2017	2018	Total
Balanced	$—	$14,750	$—	$14,750
Large Cap Growth	1,503	12,863	—	14,366
Mid-Cap Value	2,205	8,397	353	10,955

39

American Beacon Funds

Notes to Financial Statements

October 31, 2011

The Balanced, Large Cap Growth, and Mid-Cap Value Funds utilized $48,498, $9,496, and $8,505, respectively, of net capital loss carryovers for the year ended October 31, 2011.

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2011 were as follows (in thousands):

	Balanced	Large Cap Growth	Mid-Cap Value
Purchases (excluding U.S. government securities)	$378,166	$152,596	$106,420
Sales and maturities (excluding U.S. government securities)	478,135	163,314	120,368
Purchases of U.S. government securities	92,344	—	—
Sales and maturities of U.S. government securities	116,041	—	—

A summary of the Funds’ direct transactions in USG Select Fund for the year ended October 31, 2011 is set forth below (in thousands):

	Affiliate	October 31, 2010 Shares/Fair Value	Purchases	Sales	October 31, 2011 Shares/Fair Value
Balanced	USG Select Fund	$2,900	$5,000	$2,900	$5,000

8. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

Year Ended October 31, 2011

	Institutional Class		Y Class		Investor Class		Advisor Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	631	$8,319	27	$354	2,294	$27,260	136	$1,701
Reinvestment of dividends	67	864	—	10	141	1,696	8	104
Shares redeemed	(943)	(12,382)	—	(1)	(2,669)	(32,048)	(364)	(4,500)

Net increase (decrease) in shares outstanding	(245)	$(3,199)	27	$363	(234)	$(3,092)	(220)	$(2,695)

	AMR Class		A Class		C Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,625	$81,564	57	$695	76	$894
Reinvestment of dividends	1,702	21,013	—	5	—	4
Shares redeemed	(10,718)	(132,193)	(12)	(145)	—	(1)

Net increase (decrease) in shares outstanding	(2,391)	$(29,616)	45	$555	76	$897

	Institutional Class		Y Class		AMR Class
Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	26	$163	1	$10	20,858	$133,547
Reinvestment of dividends	—	—	—	—	26	167
Shares redeemed	(24)	(146)	(4)	(28)	(23,482)	(140,139)

Net increase (decrease) in shares outstanding	2	$17	(3)	$(18)	(2,598)	$(6,425)

40

American Beacon Funds

Notes to Financial Statements

October 31, 2011

	A Class		C Class
Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	80	$514	—	$—
Reinvestment of dividends	—	—	—	—
Shares redeemed	(52)	(314)	—	—

Net increase in shares outstanding	28	$200	—	$—

	Institutional Class			Y Class			Investor Class			Advisor Class
Mid-Cap Value Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	4,220	$42,145		5	$48		851	$8,664		3	$35
Reinvestment of dividends	3	30		—	—		35	343		—	1
Shares redeemed	(1,085)	(10,940	)*	—	—	*	(4,529)	(43,908	)*	(8)	(75	)*

Net increase (decrease) in shares outstanding	3,138	$31,235		5	$48		(3,643)	$(34,901)		(5)	$(39)

	AMR Class			A Class			C Class
Mid-Cap Value Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	1,804	$17,611		12	$122		2	$24
Reinvestment of dividends	76	753		—	—		—	—
Shares redeemed	(2,930)	(29,205	)*	(3)	(32	)*	—	—	*

Net increase (decrease) in shares outstanding	(1,050)	$(10,841)		9	$90		2	$24

*	Net of Redemption Fees

Year Ended October 31, 2010

	Institutional Class		Y Class		Investor Class		Advisor Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	938	$11,665	4	$46	2,259	$25,989	97	$1,140
Reinvestment of dividends	133	1,630	—	1	402	4,540	27	314
Shares redeemed	(944)	(11,665)	—	—	(4,078)	(46,277)	(218)	(2,568)

Net increase (decrease) in shares outstanding	127	$1,630	4	$47	(1,417)	$(15,748)	(94)	$(1,114)

	AMR Class		A Class		C Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,103	$36,517	4	$46	—	$1
Reinvestment of dividends	3,684	42,865	—	—	—	—
Shares redeemed	(4,724)	(55,318)	—	—	—	—

Net increase in shares outstanding	2,063	$24,064	4	$46	—	$1

	Institutional Class		Y Class		AMR Class
Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7	$38	4	$20	8,548	$46,823
Reinvestment of dividends	—	—	—	—	63	342
Shares redeemed	(12)	(66)	—	—	(6,328)	(34,145)

Net increase (decrease) in shares outstanding	(5)	$(28)	4	$20	2,283	$13,020

	A Class		C Class
Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1	$6	—	$1
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	1	$6	—	$1

41

American Beacon Funds

Notes to Financial Statements

October 31, 2011

	Institutional Class			Y Class			Investor Class			Advisor Class
Mid-Cap Value Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	59	$507		—	$1		1,672	$14,465		8	$64
Reinvestment of dividends	2	14		—	—		20	161		—	—
Shares redeemed	(51)	(439	)*	—	—	*	(963)	(8,239	)*	—	—	*

Net increase in shares outstanding	10	$82		—	$1		729	$6,387		8	$64

	AMR Class			A Class			C Class
Mid-Cap Value Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	3,214	$27,770		2	$17		—	$1
Reinvestment of dividends	68	561		—	—		—	—
Shares redeemed	(3,444)	(29,426	)*	—	—	*	—	—	*

Net increase (decrease) in shares outstanding	(162)	$(1,095)		2	$17		—	$1

*	Net of Redemption Fees

42

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43

American Beacon Balanced Fund

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class			Investor Class
	Year Ended October 31,					Year Ended October 31,	March 1 to October 31,		Year Ended October 31,
	2011	2010	2009	2008	2007	2011	2010		2011	2010
Net asset value, beginning of period	$12.62	$11.83	$10.63	$16.09	$15.83	$12.78	$12.20		$11.66	$10.96

Income from investment operations:
Net investment income	0.32	0.35	0.43	0.47	0.50	0.36	0.16		0.25	0.25
Net gains (losses) on securities (both realized and unrealized)	0.29	1.10	1.25	(4.70)	0.90	0.24	0.57		0.28	1.04

Total income (loss) from investment operations	0.61	1.45	1.68	(4.23)	1.40	0.60	0.73		0.53	1.29

Less distributions:
Dividends from net investment income	(0.34)	(0.66)	(0.48)	(0.44)	(0.42)	(0.45)	(0.15)		(0.26)	(0.59)
Distributions from net realized gains on securities	—	—	—	(0.79)	(0.72)	—	—		—	—

Total distributions	(0.34)	(0.66)	(0.48)	(1.23)	(1.14)	(0.45)	(0.15)		(0.26)	(0.59)

Net asset value, end of period	$12.89	$12.62	$11.83	$10.63	$16.09	$12.93	$12.78		$11.93	$11.66

Total return A	4.87%	12.47%	16.64%	(28.23)%	9.31%	4.73%	5.99	%B	4.52%	12.06%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$30,962	$33,405	$29,808	$36,557	$51,399	$401	$46		$83,657	$84,500

Ratios to average net assets (annualized):
Expenses, before reimbursements	0.58%	0.58%	0.60%	0.56%	0.57%	1.48%	0.68	%C	0.92%	0.93%
Expenses, net of reimbursements	0.58%	0.58%	0.60%	0.56%	0.57%	0.70%	0.68	%C	0.92%	0.93%

Net investment income, before reimbursements	2.49%	2.67%	3.60%	3.37%	2.91%	1.55%	2.54	%C	2.16%	2.34%

Net investment income, net of reimbursements	2.49%	2.67%	3.60%	3.37%	2.91%	2.34%	2.54	%C	2.16%	2.34%
Portfolio turnover rate	47%	40%	57%	53%	50%	47%	40	%D	47%	40%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

44

American Beacon Balanced Fund

Financial Highlights

(For a share outstanding throughout the period)

Investor Class			Advisor Class					A Class			C Class
Year Ended October 31,			Year Ended October 31,					Year Ended October 31,	May 17 to October 31,		Year Ended October 31,	September 1 to October 31,
2009	2008	2007	2011	2010	2009	2008	2007	2011	2010		2011	2010
$9.91	$15.09	$14.91	$12.11	$11.35	$9.77	$14.95	$14.83	$11.94	$11.50		$11.92	$11.32

0.30	0.41	0.41	0.41	0.32	0.37	0.34	0.41	0.38	0.02		0.20	0.01
1.23	(4.39)	0.87	0.11	1.01	1.21	(4.31)	0.83	0.14	0.43		0.22	0.59

1.53	(3.98)	1.28	0.52	1.33	1.58	(3.97)	1.24	0.52	0.45		0.42	0.60

(0.48)	(0.41)	(0.38)	(0.27)	(0.57)	—	(0.42)	(0.40)	(0.40)	(0.01)		(0.21)	0.00
—	(0.79)	(0.72)	—	—	—	(0.79)	(0.72)	—	—		—	—

(0.48)	(1.20)	(1.10)	(0.27)	(0.57)	—	(1.21)	(1.12)	(0.40)	(0.01)		(0.21)	0.00

$10.96	$9.91	$15.09	$12.36	$12.11	$11.35	$9.77	$14.95	$12.06	$11.94		$12.13	$11.92

16.29%	(28.39)%	9.06%	4.33%	11.96%	16.17%	(28.65)%	8.83%	4.37%	3.90	%B	3.56%	5.33	%B

$94,915	$105,473	$202,750	$3,536	$6,127	$6,812	$7,674	$9,504	$588	$47		$922	$1

0.89%	0.82%	0.83%	1.09%	1.09%	1.09%	1.07%	1.07%	1.59%	1.08	%C	2.34%	2.14	%C
0.89%	0.82%	0.83%	1.09%	1.09%	1.09%	1.07%	1.07%	1.10%	1.08	%C	1.82%	1.86	%C

3.26%	3.12%	2.65%	2.01%	2.18%	3.06%	2.86%	2.34%	1.47%	1.51	%C	0.66%	0.20	%C

3.26%	3.12%	2.65%	2.01%	2.18%	3.06%	2.86%	2.34%	1.95%	1.51	%C	1.18%	0.48	%C
57%	53%	50%	47%	40%	57%	53%	50%	47%	40	%D	47%	40	%D

45

American Beacon Balanced Fund

Financial Highlights

(For a share outstanding throughout the period)

	AMR Class
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.02	$11.31	$10.19	$15.49	$15.27

Income from investment operations:
Net investment income	0.34	0.35	0.39	0.49	0.50
Net gains (losses) on securities (both realized and unrealized)	0.27	1.07	1.24	(4.52)	0.89

Total income (loss) from investment operations	0.61	1.42	1.63	(4.03)	1.39

Less distributions:
Dividends from net investment income	(0.36)	(0.71)	(0.51)	(0.48)	(0.45)
Distributions from net realized gains on securities	—	—	—	(0.79)	(0.72)

Total distributions	(0.36)	(0.71)	(0.51)	(1.27)	(1.17)

Net asset value, end of period	$12.27	$12.02	$11.31	$10.19	$15.49

Total return A	5.09%	12.84%	16.95%	(28.08)%	9.59%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$734,927	$748,422	$681,197	$604,209	$898,584

Ratios to average net assets (annualized):
Expenses, before reimbursements	0.33%	0.33%	0.35%	0.31%	0.31%
Expenses, net of reimbursements	0.33%	0.33%	0.35%	0.31%	0.31%
Net investment income, before reimbursements	2.75%	2.92%	3.75%	3.62%	3.21%
Net investment income, net of reimbursements	2.75%	2.92%	3.75%	3.62%	3.21%
Portfolio turnover rate	47%	40%	57%	53%	50%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

46

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47

American Beacon Large Cap Growth Fund

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,

	2011	2010	2009A	2008	2007
Net asset value, beginning of period	$5.84	$4.97	$4.49	$7.67	$6.89

Income from investment operations:
Net investment income (loss)	(0.01)	0.00	0.03	0.05	0.04
Net gains (losses) on securities (both realized and unrealized)	0.30	0.88	0.50	(2.97)	0.77

Total income (loss) from investment operations	0.29	0.88	0.53	(2.92)	0.81

Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.05)	(0.04)	(0.03)
Distributions from net realized gains on securities	—	—	—	(0.22)	—

Total distributions	(0.01)	(0.01)	(0.05)	(0.26)	(0.03)

Net asset value, end of period	$6.12	$5.84	$4.97	$4.49	$7.67

Total return B,F	4.92%	17.70%	12.09%	(39.35)%	11.84%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$143	$125	$130	$83	$119
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.06%	0.94%	0.94%	0.95%	1.06%
Expenses, net of reimbursements	1.06%	0.94%	0.93%	0.89%	0.90%
Net investment income (loss), before reimbursements	(0.15)%	(0.02)%	0.36%	0.68%	0.42%
Net investment income (loss), net of reimbursements	(0.15)%	(0.02)%	0.38%	0.74%	0.58%
Portfolio turnover rate	179%	92%	147%	112%	128%

A	On March 17, 2009, Winslow Capital Management, Inc. assumed management of the Large Cap Growth Fund's assets previously managed by Goldman Sachs Asset Management, L.P.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

48

American Beacon Large Cap Growth Fund

Financial Highlights

(For a share outstanding throughout the period)

Y Class			A Class			C Class			AMR Class
Year Ended October 31, 2011	March 1 to October 31, 2010		Year Ended October 31, 2011	May 17 to October 31, 2010		Year Ended October 31, 2011	September 1 to October 31, 2010		Year Ended October 31,
									2011	2010	2009A	2008	2007
$5.83	$5.41		$5.83	$5.40		$5.83	$5.17		$5.88	$5.00	$4.52	$7.72	$6.95

(0.09)	0.00		(0.06)	(0.01)		(0.07)	(0.02)		0.02	0.01	0.04	0.07	0.06
0.36	0.42		0.31	0.44		0.29	0.68		0.28	0.89	0.51	(2.99)	0.77

0.27	0.42		0.25	0.43		0.22	0.66		0.30	0.90	0.55	(2.92)	0.83

(0.01)	—		—	—		—	—		(0.01)	(0.02)	(0.07)	(0.06)	(0.06)
—	—		—	—		—	—		—	—	—	(0.22)	—

(0.01)	—		—	—		—	—		(0.01)	(0.02)	(0.07)	(0.28)	(0.06)

$6.09	$5.83		$6.08	$5.83		$6.05	$5.83		$6.17	$5.88	$5.00	$4.52	$7.72

4.58%	7.76	%C	4.29%	7.96	%C	3.77%	12.77	%C	5.13%	18.11%	12.46%	(39.17)%	12.07%

$6	$22		$176	$7		$1	$1		$85,764	$96,978	$71,154	$56,976	$101,698

9.75%	1.06	%D	1.98%	1.49	%D	141.71%	3.14	%D	0.75%	0.69%	0.63%	0.59%	0.60%
1.28%	1.06	%D	1.54%	1.49	%D	2.17%	2.20	%D	0.75%	0.69%	0.63%	0.59%	0.60%
(8.81)%	(0.33	)%D	(1.10)%	(0.90	)%D	(140.73)%	(2.62	)%D	0.21%	0.19%	0.86%	1.05%	0.85%
(0.34)%	(0.33	)%D	(0.65)%	(0.90	)%D	(1.20)%	(1.68	)%D	0.21%	0.19%	0.86%	1.05%	0.85%
179%	92	%E	179%	92	%E	179%	92	%E	179%	92%	147%	112%	128%

49

American Beacon Mid-Cap Value Fund

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class			Investor Class
	Year Ended October 31,					Year Ended October 31, 2011I	March 1 to October 31, 2010		Year Ended October 31,
	2011I	2010	2009	2008	2007				2011I		2010
Net asset value, beginning of period	$9.27	$7.57	$5.94	$11.01	$10.81	$9.27	$8.48		$9.20		$7.54

Income from investment operations:
Net investment income (loss)	0.09	0.08	0.10	0.16	0.12	0.08	0.06		(0.03	)A	0.06
Net gains (losses) on securities (both realized and unrealized)	0.48	1.67	1.65	(4.31)	0.41	0.48	0.73		0.63		1.65

Total income (loss) from investment operations	0.57	1.75	1.75	(4.15)	0.53	0.56	0.79		0.60		1.71

Less distributions:
Dividends from net investment income	(0.11)	(0.05)	(0.12)	(0.16)	(0.07)	(0.11)	—		(0.09)		(0.05)
Distributions from net realized gains on securities	—	—	—	(0.76)	(0.26)	—	—		—		—

Total distributions	(0.11)	(0.05)	(0.12)	(0.92)	(0.33)	(0.11)	—		(0.09)		(0.05)

Redemption fees added to beneficial interestsB	0 00	0.00	0.00	0.00	0.00	0.00	0.00		0.00		0.00

Net asset value, end of period	$9.73	$9.27	$7.57	$5.94	$11.01	$9.72	$9.27		$9.71		$9.20

Total return C,D	6 08%	23.19%	30.24%	(40.86)%	4.97%	5.98%	9.32	%E	6.49%		22.77%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$33,441	$2,778	$2,197	$2,256	$6,047	$52	$1		$1,812		$35,223
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.10%	1.06%	1.13%	1.16%	1.09%	11.62%	1.05	%F	1.32%		1.27%
Expenses, net of reimbursements	0.97%	0.98%	0.98%	0.98%	0.92%	1.06%	1.01	%F	1.23%		1.23%
Net investment income (loss), before reimbursements	0.91%	0.90%	1.14%	1.33%	1.05%	(9.44)%	0.93	%F	1.33%		0.70%
Net investment income, net of reimbursements	1.04%	0.99%	1.29%	1.51%	1.22%	1.12%	0.97	%F	1.42%		0.75%
Portfolio turnover rate	107%	40%	42%	28%	35%	107%	40	%G	107%		40%

A	Based on average shares outstanding.
B	Amounts represent less than $0.01 per share.
C

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
H	Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.
I	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.

50

American Beacon Funds Mid-Cap Value Fund

Financial Highlights

(For a share outstanding throughout the period)

Investor Class			Advisor Class						AMR Class					A Class
Year Ended October 31,			Year Ended October 31,				June 29 to October 31, 2007		Year Ended October 31,					Year Ended October 31, 2011I	May 17 to October 31, 2010
2009	2008	2007	2011I	2010	2009	2008			2011I	2010	2009	2008	2007
$5.92	$10.96	$10.80	$9.12	$7.49	$5.87	$10.94	$11.73		$9.27	$7.59	$5.97	$11.07	$10.87	$9.18	$9.00

0.07	0.14	0.10	0.07	0.07	0.15	0.10	0.01		0.15	0.10	0.07	0.18	0.18	0.11	0.01
1.66	(4.31)	0.40	0.45	1.61	1.60	(4.27)	(0.80)		0.43	1.66	1.70	(4.35)	0.36	0.40	0.17

1.73	(4.17)	0.50	0.52	1.68	1.75	(4.17)	(0.79)		0.58	1.76	1.77	(4.17)	0.54	0.51	0.18

(0.11)	(0.11)	(0.08)	(0.08)	(0.05)	(0.13)	(0.14)	—		(0.12)	(0.08)	(0.15)	(0.17)	(0.08)	(0.08)	—
—	(0.76)	(0.26)	—	—	—	(0.76)	—		—	—	—	(0.76)	(0.26)	—	—

(0.11)	(0.87)	(0.34)	(0.08)	(0.05)	(0.13)	(0.90)	—		(0.12)	(0.08)	(0.15)	(0.93)	(0.34)	(0.08)	—

0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00

$7.54	$5.92	$10.96	$9.56	$9.12	$7.49	$5.87	$10.94		$9.73	$9.27	$7.59	$5.97	$11.07	$9.61	$9.18

29.93%	(41.04)%	4.68%	5.65%	22.53%	30.64%	(41.28)%	(6.73	)%E	6.20%	23.28%	30.56%	(40.82)%	5.09%	5.49%	2.00	%E

$23,369	$16,550	$43,158	$37	$78	$7	$1	$1		$56,963	$64,012	$53,604	$34,253	$78,794	$101	$18

1.34%	1.32%	1.26%	1.98%	1.55%	1.58%	2.04%	1.80	%F	0.83%	0.77%	0.82%	0.82%	0.75%	3.44%	1.51	%F
1.23%	1.23%	1.23%	1.49%	1.44%	1.50%	1.50%	1.50	%F	0.83%	0.77%	0.83%	0.82%	0.75%	1.48%	1.48	%F
0.87%	1.18%	0.90%	0.21%	0.36%	0.14%	0.48%	0.02	%F	1.34%	1.19%	1.38%	1.68%	1.40%	(1.36)%	0.44	%F
0.98%	1.27%	0.93%	0.69%	0.47%	0.22%	1.02%	0.32	%F	1.34%	1.19%	1.38%	1.68%	1.41%	0.60%	0.47	%F
42%	28%	35%	107%	40%	42%	28%	35	%H	107%	40%	42%	28%	35%	107%	40	%G

51

American Beacon Mid-Cap Value Fund

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31, 2011I	September 1 to October 31, 2010
Net asset value, beginning of period	$9.18	$8.30

Income from investment operations:
Net investment income (loss)	0.05	(0.01)
Net gains on securities (both realized and unrealized)	0.38	0.89

Total income from investment operations	0.43	0.88

Less distributions:
Dividends from net investment income	(0.05)	—
Distributions from net realized gains on securities	—	—

Total distributions	(0.05)	—

Redemption fees added to beneficial interestsB	0.00	0.00

Net asset value, end of period	$9.56	$9.18

Total return C,D	4.64%	10.60	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$22	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	19.14%	3.20	%F
Expenses, net of reimbursements	2.24%	2.24	%F
Net investment (loss), before reimbursements	(16.96)%	(1.32	)%F
Net investment (loss), net of reimbursements	(0.06)%	(0.36	)%F
Portfolio turnover rate	107%	40	%G

A	Based on average shares outstanding.
B	Amounts represent less than $0.01 per share.
C

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
H	Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.
I	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.

52

American Beacon Funds

Privacy Policy & Federal Tax Information

October 31, 2011 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended October 31, 2010, which is designated as qualifying for the dividends-received deduction, was as follows:

Balanced Fund	37.27%
Large Cap Growth Fund	95.10%
Mid-Cap Value Fund	77.62%

For shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2010, which is designated as qualified dividends income under the Jobs and Growth Tax Relief Act of 2003, was as follows:

Balanced Fund	50.59%
Large Cap Growth Fund	100.00%
Mid-Cap Value Fund	100.00%

Shareholders will receive notification in January 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

53

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Disclosure Regarding Renewal and Approval of Management Agreement and Investment Advisory Agreements

At its May 26, 2011 meeting, the Board of Trustees (“Board”) considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust (collectively the “Funds”) and each Investment Advisory Agreement between the Manager and a subadvisor (“Investment Advisory Agreements” and collectively with the Management Agreement, the “Agreements”). In preparation for the Board’s consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 11, 2011 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•	a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

•

an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•	a description of any payments by the subadvisers to the manager to support the Funds’ marketing efforts;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•

a discussion regarding the firm’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm’s methodology for obtaining best execution and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

•	a certification by the firm regarding the reasonable design of its compliance program;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

54

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fees and expense ratios for comparable mutual funds;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 11, 2011 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 26, 2011 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to All Funds

In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 26, 2011 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

        Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s generally favorable long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to increase assets in the Funds as demonstrated, for example, by the continued increase in sales personnel; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; the Manager’s commitment to increasing headcount and training employees in conjunction with product expansion; and efforts made by the Manager to retain key employees.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

55

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Balanced Fund, Additional Considerations and Conclusions with Respect to the Large Cap Growth Fund, and Additional Considerations and Conclusions with Respect to the Mid-Cap Value Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Funds stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Funds. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Balanced Fund, Additional Considerations and Conclusions with Respect to the Large Cap Growth Fund, and Additional Considerations and Conclusions with Respect to the Mid-Cap Value Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager’s representation that assets in the Funds’ complex increased during 2010, primarily due to market appreciation.

In addition, the Board noted the Manager’s representation that, many of the Funds enjoy the primary benefit of economies of scale because low comparable fee levels are already reflected in the current level of management & administration fees charged by the Manager, the current fee structure already provides an adequate mechanism for the sharing of economies of scale with shareholders and due to the existing low cost structure of the Funds that further breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager will use the Large Cap Value Fund model in managing its collective investment trust.

In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31, 2010.

56

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper peer universe median. References to the Lipper expense universe below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

Additional Considerations and Conclusions with Respect to the Balanced Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Balanced Fund outperformed the Mixed Asset Target Allocation Growth Funds (“MTAG”) peer universe median for the three-, five- and ten-year periods ended March 31, 2011, but underperformed for the one-year period; (2) the Manager outperformed its market index with respect to its portion of the Fund’s fixed income assets for the one-, three- and five-year periods ended March 31, 2011; and (3) the expense ratio of the Institutional Class of Fund ranked better than the median of its Lipper universe.

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine Global Investment Management, LLC (“Brandywine”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the three-, five- and ten-year periods ended March 31, 2011, but underperformed for the one-year period; (2) Brandywine outperformed the peer universe median for the five- and ten-year periods ended March 31, 2011, but underperformed for the one- and three-year periods; (3) Hotchkis outperformed its market benchmark index with respect to its allocated portion of the Fund’s equity assets for the three- and ten-year periods ended March 31, 2011, but underperformed for the one- and five- year periods; (4) Barrow, Hotchkis and Brandywine have informed the Manager that they use Fund commissions to obtain proprietary research, the application of which benefits the Fund; and (5) the Manager’s recommendation to continue to retain each subadvisor.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Balanced Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Balanced Fund.

57

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Additional Considerations and Conclusions with Respect to the Large Cap Growth Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Large Cap Growth Fund outperformed the peer universe median for the one-year period, but underperformed for the three-, five-, and ten-year periods ended March 31, 2011 and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreements with Renaissance Group LLC, dba Renaissance Investment Management (“Renaissance”) and Winslow Capital Management (“Winslow”), the Trustees considered the following additional factors: (1) Renaissance outperformed the peer universe median for the one-year but underperformed for the three-year period ended March 31, 2011; (2) Winslow outperformed the peer universe median for the one-year period ended March 31, 2011; (3) Renaissance has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and Renaissance’s other clients; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Large Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Growth Fund.

Additional Considerations and Conclusions with Respect to the Mid-Cap Value Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Mid-Cap Value Fund outperformed its peer group universe median for the three- and five-year periods ended March 31, 2011, but underperformed for the one-year period; (2) the expense ratio of the Institutional Class of Fund shares was only one basis point higher than the median of its Lipper universe (after consideration of the Manager’s waiver).

In considering the renewal of the Investment Advisory Agreements with Barrow and Pzena Investment Management, LLC (“Pzena”), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the three- and five-year periods, but underperformed for the one-year period ended March 31, 2011; (2) Pzena underperformed the peer universe median for the one-, three and five-year periods ended March 31, 2011; (3) Barrow has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and Barrow’s other clients; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Mid-Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Mid-Cap Value Fund.

58

Trustees and Officers of the American Beacon Funds

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES

Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (74)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, Center Point Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust Funds (1996-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (67)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Brenda A. Cline (50)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, Trinity Valley School (2003-2004); Member; Trinity Valley School Endowment Committee (2004-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Eugene J. Duffy (57)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

59

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Thomas M. Dunning (69)	Trustee since 2008	Non-Executive Chairman (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Board Member, Baylor Health Care System Foundation (2007-present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-present); Board Member, John Tower Center for Political Studies/SMU (2008-Present); Board Member, University of Texas Development Board (2008-Present); Board Member, BancTec (2010 – Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Richard A. Massman (68)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-2011) and Director (2005-2011), The Dallas Opera Foundation; Chairman (2006-2010) and Director (2005-2009), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Director, The Retina Foundation of the Southwest (2000-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

R. Gerald Turner (65) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust Funds (2001-Present).

Paul J. Zucconi,CPA (71)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community services and products) (2010-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term
One Year
Gene L. Needles, Jr. (56)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President (2009-Present), American Beacon Mileage Funds; President (2009-Present), American Beacon Select Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

60

Trustees and Officers of the American Beacon Funds

(Unaudited)

William F. Quinn** (63)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman and Director (2008-Present), Lighthouse Holdings, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009), Director, Hicks Acquisition II, Inc. (2010-Present); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); the Independent Trustee, National Railroad Retirement Investment Trust (2011-Present); Trustee (1995-2008) and President (1995-2007, 2008-2009), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds, plc (2007-2009).

Rosemary K. Behan (52)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, U.S. Securities and Exchange Commission, (1995-2004).

Brian E. Brett (51)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment adviser) (1996-2004).

Wyatt Crumpler (45)	VP since 2007	Vice President, Asset Management (2009-Present) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Erica Duncan (41)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (57)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (50)	Treasurer since 2010	Vice President, Finance and Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.; Treasurer (2010- Present), Lighthouse Holdings, Inc.

Terri L. McKinney (47)	VP since 2010	Vice-President, Enterprise Services (2009-Present), Managing Director (2003-2009), and Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; President, Board of Trustees (2010-Present), Vice-President, Board of Trustees (2008-2010), and Trustee (2006-2008), Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (36)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (48)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (40)	Chief Compliance Officer since 2004 and Asst. Secretary since1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

61

Trustees and Officers of the American Beacon Funds

(Unaudited)

John J. Okray (37)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Vice President, Oppenheimer Funds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), Senior Tax Analyst (1999-2004), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, and Advisor Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Growth Fund, and American Beacon Mid-Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/11

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Annual Report

October 31, 2011

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in high yield securities involves additional risks when compared to investing in investment grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics. Following in order of decreasing credit ratings are Ba, B, Caa, Ca, and C.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2011

Fellow Shareholders,

With the headlines focused on geopolitical and global economic risks and their effect on the creditworthiness of the U.S. government bond market, the strengthening underlying fundamentals at many credit-issuing companies—and their relatively attractive market valuations—have drawn less attention. This near-term myopia can create opportunities for fund companies like ours, where our sub-advisors manage with a longer-term perspective.

The market volatility also highlights the key benefit of our multi-manager approach—a strategy we feel can help smooth performance over time. The performance of our bond funds reflects the American Beacon investment philosophy: that portfolios managed with a longer-term perspective tend to be better positioned for riding out episodes of economic and geopolitical turbulence.

For the twelve-month period ended October 31, 2011:

>>American Beacon High Yield Bond Fund (Institutional Class) returned 3.79%

>>American Beacon Retirement Income and Appreciation Fund (Investor Class) returned 2.71%

>>American Beacon Intermediate Bond Fund (Institutional Class) returned 4.11%

>>American Beacon Short-Term Bond Fund (Institutional Class) returned 0.17%

At American Beacon, we remain focused on seeking opportunities and meeting market challenges to deliver the type of consistency in performance and service our shareholders value. We regard your trust in the American Beacon Funds as recognition that we are achieving these goals, and we appreciate your continued investment.

For further details about the growing number of investment opportunities now available within the American Beacon Funds family, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Domestic Bond Market Overview

October 31, 2011 (Unaudited)

The Barclays Capital Aggregate Index rose 5.00% for the 12 months ended October 31, 2011. During the period, two themes dominated: the deepening sovereign debt crisis in Europe and the actions taken (or not taken) in response to the uneven U.S. economic recovery. Despite these dual concerns, the U.S. Treasury market still managed to consistently capture investor interest throughout the year.

Support for Treasuries came early. Responding to slowing economic activity and declining inflation, the U.S. Federal Reserve (Fed) announced a second round of quantitative easing (QE2) in November 2010. To implement this easing, the Fed bought $600 billion in U.S. Treasury securities by the end of the second quarter of 2011.

Periodic flights to quality by risk-averse global investors provided additional support for U.S. Treasuries. Throughout the year, investors grew more and more agitated by what they viewed as minimal efforts on the part of the European Union to resolve its sovereign debt crisis. Investors continued to find comfort in U.S. Treasuries and viewed them as the least risky alternative, greatly offsetting the negative impact of Standard & Poor’s downgrade of the U.S. credit rating—from AAA to AA+—in August 2011.

In September 2011, the Fed announced “Operation Twist” in an effort to invigorate the still weak economy and soft housing market. In doing so, the Fed plans to purchase $400 billion of Treasury bonds with maturities between six and 30 years and sell Treasury bonds with maturities of less than three years. In addition, the Fed also announced that it would likely keep the target Federal Funds Rate between 0% and 0.25% percent until at least mid-2013 based on its outlook for economic conditions.

Given intensifying concerns about the spread of the European crisis and what appeared to be the imminent collapse of Greece, credit spreads also widened in the final months of the period, which led Treasuries to significantly outperform the other sectors.

The Financial sector bore the brunt of the impact, as a range of financial institutions held substantial loans made to the European institutions and governments. The sector was further affected by the decline in liquidity throughout the global markets. Meanwhile, the Industrials and Utilities sectors also weakened. This pullback may have been due to concerns regarding an economic slowdown, but these concerns represent a longer-term issue for both sectors. Given the ongoing impact of the Fed’s “Operation Twist,” the still-strong balance sheets of many corporate issuers, and Europe’s ongoing debt woes, the U.S. bond market appears to remain on solid ground.

High Yield Bond Market Overview

October 31, 2011 (Unaudited)

The JPMorgan Global High Yield Bond Index gained 6.01% for the 12 months ended October 31, 2011. This performance reflects generally strong credit fundamentals at the majority of companies. The reporting period, however, was characterized by heightened volatility in the market.

The period began with a brief sell-off in November 2010, which was related to renewed concerns about Europe’s sovereign debt problems. This foreshadowed the market reactions that would arise later in the year. However, a favorable U.S. economic outlook and hope that Europe’s problems were contained led to a strong rebound that largely continued into June 2011. This rebound occurred despite weakness in March following the Japanese earthquake and the Libyan uprising. The generally positive trends were also supported by several large mergers and acquisitions involving high-yield companies being purchased by larger investment-grade companies. With expectations for the U.S. economy improving, the belief that high-yield default rates would remain low for a protracted period drove spreads down to 5% in February, while nominal yields reached a record low of 6.75% in May.

Volatility returned in force over the summer, when contentious negotiations over the U.S. debt ceiling soured investors’ risk appetite. Europe’s problems also came back to the forefront with a vengeance. Spreads soared in both August and September amid heightened concerns for a global recession, reaching nearly 9% in early October. After declines in August and September, the high-yield market sharply reversed course and regained some of the lost ground, resulting in a nearly 6% total return in October.

Many investors remain wary of both the U.S and European economic outlooks, and they continue to avoid the equity markets. With few investment options offering attractive yields, the double-digit yield offered by the high-yield market in early October proved a tempting investment choice. Low exposure to Europe and expectations for a below-normal default rate, combined with attractive valuations, led to large inflows into the high-yield asset class during the month.

For all the ups and downs, the high-yield market ended the year much as it began. The new issue market is open and active, particularly for higher-quality companies. Overall for the year, yields rose roughly 80 basis points (0.80%), while high yield spreads widened approximately 100 basis points (1.00%) to 720 basis points (7.20%). This resulted in a solid but below-coupon return of 6% for the market during the period.

Performance Overview

American Beacon High Yield Bond FundSM

October 31, 2011 (Unaudited)

The Institutional Class of the High Yield Bond Fund (“Fund”) returned 3.79% for the twelve months ended October 31, 2011. The Fund underperformed the JPMorgan Global High-Yield Index (the “Index”) return of 6.01% and the Lipper High Current Yield Funds Index return of 3.90% for the period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/2001 through 10/31/11

	Annualized Total Returns Periods Ended 10/31/11			Value of $10,000 10/31/01- 10/31/11
	1 Year	5 Years	10 Years
Institutional Class(1,8)	3.79%	5.69%	7.59%	$20,785
Y Class(1,4,8)	3.36%	5.63%	7.56%	20,730
Investor Class(1,2,8)	3.41%	5.40%	7.31%	20,241
A Class with sales charge (1,5,8)	-1.57%	4.40%	6.80%	19,305
A Class without Sales charge (1,5,8)	3.31%	5.43%	7.32%	20,268
C Class with sales charge (1,6,8)	1.67%	5.19%	7.20%	20,040
C Class without sales charge (1,6,8)	2.67%	5.19%	7.20%	20,040
AMR Class (1,3,8)	3.96%	5.92%	7.71%	21,014
JPMorgan Global High-Yield Index (7)	6.01%	8.28%	9.57%	24,935
Lipper High Current Yield Funds Index (7)	3.90%	5.70%	7.39%	20,401

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/01 up to 3/1/02, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/01.
3.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/01 up to 9/4/07, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/01.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/01 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/01.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/01 through 3/1/02, and the returns of the Investor Class from 3/1/02 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/01. The maximum sales charge for A Class is 4.75%.
6.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/01 through 3/1/02, and the returns of the Investor Class from 3/1/02 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/01. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
7.	The JPMorgan Global High-Yield Index (“JPMorgan Index”) is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 0.82%, 0.85%, 1.07%, 1.33%, 2.08%, and 0.57%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Performance Overview

American Beacon High Yield Bond FundSM

October 31, 2011 (Unaudited)

The underperformance of the Fund during the twelve-month period was primarily driven by weak issue selection across industries and credit quality.

From an industry standpoint, issue selections in the Wireless, Electric, and Paper industries contributed to the Fund’s relative underperformance, despite positive contribution from selections in the Property & Casualty Insurance and Retail industries.

From a industry allocation perspective, the Fund benefited from underweighting the Home Building industry (down 1.9%), however, maintaining an overweight position to the Property & Casualty Insurance industry detracted from the Fund’s relative returns as this industry (down 4.0%) was one of the worst performing in the Index.

From a credit quality perspective, issue selections in the B-rated category detracted from the Fund’s relative returns. The Fund’s BB-rated securities helped offset some of the underperformance as the Fund’s securities outperformed the BB-securities in the Index.

From a credit quality allocation perspective, allocations to the typical credit quality categories - BB, B, and CCC - were mostly neutral during the period. The Fund’s relative returns were not significantly impacted by its over/underweight to these categories. However, overweighting the CC-rated securities (up 35.6%) added value, which was more than offset by overweighting A-rated securities (down 1.5%) and underweighting non-rated securities (up 17.4%).

The sub-advisors’ “bottom-up,” research intensive investment process, which focuses on companies with strong cash flow and fundamental credit strength, remains in place.

Top Ten Holdings

% of Net Assets
CEDC Finance Corp International, Inc., 9.125%, Due 12/1/2016, 144A	1.0%
CIT Group, Inc., 7.000%, Due 5/2/2017, 144A	0.9%
DISH DBS Corp., 7.125%, Due 2/1/2016	0.9%
Ford Motor Credit Co. LLC, 6.625%, Due 8/15/2017	0.8%
Nuveen Investments, Inc., 10.50%, Due 11/15/2015	0.8%
International Lease Finance Corp., 5.65%, Due 6/1/2014	0.8%
RITE AID Corp., 9.75%, Due 6/12/2016	0.8%
HUB International Holdings, Inc., 10.250%, Due 6/15/2015, 144A	0.8%
Synovus Financial Corp., 5.125%, Due 6/15/2017	0.8%
Cricket Communications, Inc., 7.75%, Due 10/15/2020	0.7%

Sector Allocation

% of Equity and Fixed Income
Corporate Obligations - Industrials	81.3%
Corporate Obligations - Finance	10.3%
Corporate Obligations - Utilities	5.7%
Equity	1.7%
Convertible Obligations	1.0%

Performance Overview

American Beacon Retirement Income and Appreciation FundSM

October 31, 2011 (Unaudited)

The Y Class of the Retirement Income and Appreciation Fund (“Fund”) returned 2.96% for the twelve months ended October 31, 2011. Its benchmark, a blend of 75% Barclays Capital Aggregate Index (“Barclays Index”) and 25% BofA Merrill Lynch All U.S. Convertibles Index (“ML Index”), returned 4.18%. The Fund’s peer group, the Lipper Intermediate Investment Grade Index, returned 3.90% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 7/1/03* through 10/31/11

*	Inception of Fund

Annualized Total Returns

Periods Ended 10/31/11

	1 Year	5 Years	Since Incep. (7/1/03)	Value of $10,000 7/1/03- 10/31/11
Y Class(1,2,7)	2.96%	5.48%	4.80%	$14,779
Investor Class(1,7)	2.71%	5.41%	4.76%	14,734
A Class with sales Charge(1,3,7)	-2.27%	4.38%	4.14%	14,023
A Class without sales Charge(1,3,7)	2.61%	5.40%	4.75%	14,724
C Class with sales Charge(1,4,7)	0.84%	5.20%	4.63%	14,583
C Class without sales Charge(1,4,7)	1.84%	5.20%	4.63%	14,583
Retirement Income and Appreciation Composite Index(6)	4.18%	5.81%	5.19%	15,245
Barclays Capital Aggregate Index (5)	5.00%	6.41%	4.81%	14,793
BofA Merrill Lynch All U.S. Convertibles Index (5)	1.02%	3.03%	5.64%	15,799
Lipper Intermediate Investment Grade Index (5)	3.90%	5.82%	4.78%	14,758

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 7/1/03 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 7/1/03.
3.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 7/1/03 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 7/1/03. The maximum sales charge for A Class is 4.75%.
4.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 7/1/03 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 7/1/03. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
5.	The Barclays Capital Aggregate Index represents returns of the Barclays Capital Gov./Credit Intermediate Index (“Intermediate Index”) up to October 31, 2006 and the Barclays Capital Aggregate Index (“Aggregate Index”) thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Barclays Capital Aggregate Index and the BofA Merrill Lynch All U.S. Convertibles Index have been combined in a 75%/25% proportion.
7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Y, Investor, A, and C Class shares was 0.81%, 1.09%, 1.21%, and 2.01%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.

The Fund’s assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the “Manager”) which invests primarily in income producing, short- and intermediate-term investment grade bonds and 25% to a sub-advisor which invests in convertible bonds, convertible preferreds, high yield bonds, and equities in order to enhance the potential return of the Fund.

Performance Overview

American Beacon Retirement Income and Appreciation FundSM

October 31, 2011 (Unaudited)

During the twelve-month period, the investment grade bond portion of the Fund returned 4.1% before expenses, compared to a 5.0% return for the Barclays Index. This portion of the Fund underperformed mostly due to a substantial overweight position in Corporates. The Fund’s Financial bond holdings, which underperformed Treasuries the most, were negatively impacted by the European crisis.

The remaining portion of the Fund, managed by the Fund’s sub-advisor, returned 2.6% before expenses. These results exceeded the 1.0% return of the ML Index. The sub-advisor’s underweight to Financials and security selection within this sector added value relative to the ML Index. The Materials sector also added value on an annual basis as commodity related companies posted solid gains. The sub-advisor’s slightly higher quality bias continued to positively impact performance.

The Manager and the Fund’s sub-advisor remain focused on the Fund’s investment objectives of generating income and capital appreciation.

Top Ten Holdings

% of Net Assets
Government National Mortgage Association, 2.70%, Due 4/16/2043	2.1%
Government National Mortgage Association, 3.20%, Due 11/16/2044	2.0%
Fannie Mae Pool, 5.00%, Due 1/1/2041	2.0%
Government National Mortgage Association, 2.543%, Due 9/16/2044	1.8%
National Credit Union Administration, 0.674%, Due 10/7/2020	1.7%
National Credit Union Administration, 0.625%, Due 3/11/2020	1.5%
Freddie Mac Gold Pool, 4.50%, Due 2/1/2041	1.3%
Ford Credit Floorplan Master Owner Trust, 1.769%, Due 9/15/2014	1.2%
Freddie Mac Gold Pool, 4.00%, Due 1/1/2041	1.2%
Freddie Mac Gold Pool, 0.629%, Due 12/15/2040	1.2%

Sector Allocation

% of Fixed Income
Corporate	41.6%
Mortgage-Backed	30.4%
Convertibles	13.6%
U.S. Treasury	7.5%
Asset-Backed	3.4%
Commercial Mortgage-Backed Securities	2.9%
Other Government Obligations	0.4%
Agency	0.2%

Sector Allocation

% of Equities
Information Technology	31.0%
Energy	26.4%
Financials	12.9%
Industrials	11.0%
Materials	8.9%
Consumer Staples	6.1%
Health Care	3.7%

Performance Overview

American Beacon Intermediate Bond FundSM

October 31, 2011 (Unaudited)

The Institutional Class of the Intermediate Bond Fund (“Fund”) returned 4.11% for the twelve months ended October 31, 2011, underperforming the Barclays Capital Aggregate Index (the “Index”) return of 5.00%, but outperforming the Lipper Intermediate Investment Grade Index return of 3.90% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/01 through 10/31/11

	Annualized Total Returns Periods Ended 10/31/11			Value of $10,000 10/31/01- 10/31/11
	1 Year	5 Years	10 Years
Institutional Class(1,7)	4.11%	6.55%	5.34%	$16,821
Y Class(1,3,7)	4.19%	6.53%	5.33%	16,810
Investor Class (1,2,7)	3.65%	6.27%	5.20%	16,603
A Class with sales Charge(1,4,7)	-1.44%	5.17%	4.66%	15,768
A Class without sales Charge(1,4,7)	3.45%	6.20%	5.17%	16,549
C Class with sales Charge(1,5,7)	1.70%	6.04%	5.09%	16,427
C Class without sales Charge(1,5,7)	2.70%	6.04%	5.09%	16,427
Barclays Capital Agg. Index (6)	5.00%	6.41%	5.46%	17,013
Lipper Intermediate Inv. Grade Index (6)	3.90%	5.82%	5.10%	16,442

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance represents the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/01.
3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/01 up to 3/1/10, the inception date of the
Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/01.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/01 through 3/2/09, the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/01. The maximum sales charge for A Class is 4.75%.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/01 through 3/2/09, the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/01. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
6.	The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.34%, 0.68%, 0.84%, 1.06%, and 1.83%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.

The Fund underperformed the Index through both sector allocation and security selection. An underweight in U.S. Treasuries detracted value from the Fund’s performance relative to the Index. U.S. Treasuries were the best performing sector of the Index as interest rates declined during the latter half of the year. For this same reason, the Fund’s slightly shorter duration also detracted modest value. Poor selection in the Corporate sector, across the board, also hurt performance. The Fund’s overweight in Financials was the largest detractor among the Corporate bond holdings as these companies were negatively impacted by the European crisis.

The Fund’s investment managers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities to add value.

Performance Overview

American Beacon Intermediate Bond FundSM

October 31, 2011 (Unaudited)

Top Ten Holdings

% of Net Assets
Freddie Mac Gold Pool, 5.00%, Due 4/1/2040	1.6%
National Credit Union Administration, 0.625%, Due 3/11/2020	1.3%
Fannie Mae Pool, 5.00%, Due 5/1/2040	1.3%
Fannie Mae Pool, 4.50%, Due 1/1/2040	1.2%
Government National Mortgage Association, 2.70%, Due 4/16/2043	1.1%
Fannie Mae Pool, 4.50%, Due 3/1/2025	1.1%
Government National Mortgage Association, 3.20%, Due 11/16/2044	1.0%
National Credit Union Administration, 0.674%, Due 10/7/2020	1.0%
Fannie Mae Pool, 5.50%, Due 6/1/2040	0.9%
The Bear Stearns Cos., Inc., 7.25%, Due 2/1/2018	0.9%

Sector Allocation

% of Fixed Income
Corporate	45.3%
Mortgage-Backed	34.1%
U.S. Treasury	13.4%
Commercial Mortgage-Backed Securities	3.8%
Asset-Backed	2.9%
Agency	0.3%
Other Government Obligations	0.2%

Performance Overview

American Beacon Short-Term Bond FundSM

October 31, 2011 (Unaudited)

The Institutional Class of the Short-Term Bond Fund (“Fund”) returned 0.17% for the twelve months ended October 31, 2011, which underperformed the BofA Merrill Lynch 1-3 Year Gov/Corp Index (the “Index”) return of 1.20% and the Lipper Short Investment Grade Bond Funds Index (“Lipper”) return of 1.09%.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/01 through 10/31/11

	Annualized Total Returns Periods Ended 10/31/11			Value of $10,000 10/31/01- 10/31/11
	1 Year	5 Years	10 Years
Institutional Class(1,6)	0.17%	3.64%	3.35%	$13,906
Y Class(1,2,6)	0.04%	3.61%	3.34%	13,884
Investor Class(1,6)	-0.12%	3.21%	2.88%	13,289
A Class with sales Charge(1,3,6)	-2.84%	2.66%	2.60%	12,927
A Class without sales Charge(1,3,6)	-0.33%	3.17%	2.86%	13,263
C Class with sales Charge(1,4,6)	-2.00%	3.02%	2.79%	13,166
C Class without sales Charge(1,4,6)	-1.00%	3.02%	2.79%	13,166
Lipper Short Inv. Grade Bond Funds Index (5)	1.09%	3.33%	3.00%	13,445
BofA Merrill Lynch 1-3Yr. Gov./Corp Index(5)	1.20%	4.06%	3.55%	14,169

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/01 through 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/01.
3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/01 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/01. The maximum sales charge for A Class is 2.50%.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/01 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/01. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
5.	The BofA Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years. The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.35%, 0.65%, 0.86%, 1.02%, and 2.05%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the period, the Fund was overweight in the Corporate sector, primarily Financials, which underperformed as the European debt crisis deepened and U.S. Treasury yields declined. Investors sought the safety of U.S. Government obligations, which caused nearly all credit sectors to underperform. The Fund generally remains overweight in the various credit sectors to generate incremental yield-to-maturity compared to the Index, but this position may underperform during periods of heightened market volatility.

Also during the period, the Fund’s duration was shorter than that of the Index, which led to underperformance as interest rates declined. Given the near-record low levels of interest rates, we reduced the Fund’s duration to protect from an ultimate rise in interest rates. While a rise in rates does not appear to be imminent, the absolute low level of yields warrants a more defensive approach towards duration.

Performance Overview

American Beacon Short-Term Bond FundSM

October 31, 2011 (Unaudited)

In the mean time, we continue to look for opportunity in this low interest rate environment and strive to protect the Fund from an eventual rise in rates. We will also maintain our conservative approach toward credit risk and seek to outperform over the long-term on a risk-adjusted basis.

Top Ten Holdings

% of Net Assets
National Credit Union Administration, 0.625%, Due 3/11/2020	3.9%
National Credit Union Administration, 0.691%, Due 1/8/2020	3.6%
Government National Mortgage Association, 2.25%, Due 5/16/2033	2.2%
Government National Mortgage Association, 2.45%, Due 7/16/2032	2.2%
Ally Master Owner Trust, 1.031%, Due 9/15/2016	2.1%
Government National Mortgage Association, 1.864%, Due 8/16/2031	1.9%
Ford Credit Floorplan Master Owner Trust, 1.769%, Due 9/15/2014	1.7%
Government National Mortgage Association, 2.45%, Due 7/16/2038	1.6%
Government National Mortgage Association, 2.161%, Due 11/16/2036	1.6%
National Australia Bank Ltd., 1.202%, Due 7/25/2014.	1.6%

Sector Allocation

% of Fixed Income
Corporate	47.2%
Mortgage-Backed	33.5%
Asset-Backed.	15.8%
U.S. Treasury Notes	3.7%
Commercial Mortgage-Backed Securities	0.8%

Fund Expenses

American Beacon Funds

October 31, 2011 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses

The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Institutional Class	High Yield Bond Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$971.73	$1,041.85	$999.32
Expenses Paid During Period 5/1/11-10/31/11 *	$4.62	$2.01	$2.12
Annualized Expense Ratio	0.93%	0.39%	0.42%

Y Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$969.56	$1,005.79	$1,039.77	$997.48
Expenses Paid During Period 5/1/11-10/31/11 *	$5.81	$5.56	$4.06	$3.98
Annualized Expense Ratio	1.17%	1.10%	0.79%	0.79%

Investor Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$969.56	$1,005.79	$1,039.77	$997.48
Expenses Paid During Period 5/1/11-10/31/11 *	$5.81	$5.56	$4.06	$3.98
Annualized Expense Ratio	1.17%	1.10%	0.79%	0.79%

A Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$969.83	$1,005.61	$1,038.74	$997.16
Expenses Paid During Period 5/1/11-10/31/11 *	$5.46	$5.71	$5.09	$4.23
Annualized Expense Ratio	1.10%	1.13%	0.99%	0.84%

C Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$966.16	$1,000.54	$1,034.83	$993.71
Expenses Paid During Period 5/1/11-10/31/11 *	$9.22	$9.68	$8.92	$7.69
Annualized Expense Ratio	1.86%	1.92%	1.74%	1.53%

Fund Expenses

American Beacon Funds

October 31, 2011 (Unaudited)

AMR Class	High Yield Bond Fund
Beginning Account Value 5/1/11	$1,000.00
Ending Account Value 10/31/2011	$972.12
Expenses Paid During Period 5/1/11-10/31/11 *	$3.18
Annualized Expense Ratio	0.64%

Hypothetical Example for Comparison Purposes

The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Institutional Class	High Yield Bond Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,020.52	$1,023.24	$1,023.09
Expenses Paid During Period 5/1/11-10/31/11 *	$4.74	$1.99	$2.14
Annualized Expense Ratio	0.93%	0.39%	0.42%

Y Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,019.31	$1,019.66	$1,021.22	$1,021.22
Expenses Paid During Period 5/1/11-10/31/11 *	$5.96	$5.60	$4.02	$4.02
Annualized Expense Ratio	1.17%	1.10%	0.79%	0.79%

Investor Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,019.31	$1,019.66	$1,021.22	$1,021.22
Expenses Paid During Period 5/1/11-10/31/11 *	$5.96	$5.60	$4.02	$4.02
Annualized Expense Ratio	1.17%	1.10%	0.79%	0.79%

A Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,019.66	$1,019.51	$1,020.21	$1,020.97
Expenses Paid During Period 5/1/11-10/31/11 *	$5.60	$5.75	$5.04	$4.28
Annualized Expense Ratio	1.10%	1.13%	0.99%	0.84%

Fund Expenses

American Beacon Funds

October 31, 2011 (Unaudited)

C Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,015.83	$1,015.53	$1,016.43	$1,017.49
Expenses Paid During Period 5/1/11-10/31/11 *	$9.45	$9.75	$8.84	$7.78
Annualized Expense Ratio	1.86%	1.92%	1.74%	1.53%

AMR Class	High Yield Bond Fund
Beginning Account Value 5/1/11	$1,000.00
Ending Account Value 10/31/11	$1,021.98
Expenses Paid During Period 5/1/11-10/31/11 *	$3.26
Annualized Expense Ratio	0.64%

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

American Beacon Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Short-Term Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon High Yield Bond Fund, the American Beacon Retirement Income and Appreciation Fund, the American Beacon Intermediate Bond Fund, and the American Beacon Short-Term Bond Fund (four of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon High Yield Bond Fund, the American Beacon Retirement Income and Appreciation Fund, the American Beacon Intermediate Bond Fund, and the American Beacon Short-Term Bond Fund at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2011

American Beacon High Yield Bond Fund

Schedule of Investments

October 31, 2011

	Shares	Fair Value
	(000’s)	(000’s)
COMMON STOCKS - 0.41%
COMMUNICATIONS - 0.01%
Media - 0.01%
Dex One Corp.A	23,761	$15
SuperMedia, Inc.A	1,037	2

Total Communications		17

CONSUMER DISCRETIONARY - 0.13%
Automobiles - 0.13%
General Motors Co.A	6,381	165

FINANCIALS - 0.04%
Finance - 0.04%
Marsico Holdings LLCA B	13,199	53

INDUSTRIALS- 0.01%
Marine - 0.01%
Horizon Lines, Inc., Class AA	32,303	9

RIGHTS/WARRANTS - 0.22%
Charter Communications, Inc.,
Due 11/30/2014A C	2,416	27
Due 11/30/2014A D	2,759	30
General Motors Co.,
Due 7/10/2016A D	5,801	97
Due 7/10/2019A D	5,801	68
Horizon Lines, Inc.A	122,999	34

Total Rights/Warrants		256

Total Common Stocks (Cost $2,402)		500

PREFERRED STOCKS - 0.87%
FINANCIALS - 0.87%
Diversified Financials - 0.02%
Federal Home Loan Mortgage Corp.E	10,000	21
Finance - 0.85%
Ally Financial, Inc.F	159	119
GMAC Capital Trust I E	11,600	243
Zions Bancorporation	26,300	681

		1,043

Total Preferred Stocks (Cost $1,212)		1,064

CONVERTIBLE PREFERRED STOCK - 0.22% (Cost $267)
FINANCIALS - 0.22%
Diversified Financials - 0.22%
Wells Fargo & Co	260	275

	Par Amount
	(000’s)
CONVERTIBLE OBLIGATIONS - 0.91%
Convertible Obligations - 0.91%
E*Trade Financial Corp., 0%, Due 8/31/2019	$240	252
Horizon Lines, Inc.,
6.00%, Due 4/15/2017	870	587
Powerwave Technologies, Inc., 3.875%, Due 10/1/2027	485	279

Total Convertible Obligations (Cost $1,267)		1,118

CORPORATE OBLIGATIONS - 86.88%
Finance - 9.24%
ACE Cash Express, Inc., 11.00%, Due 2/1/2019F	400	373
Alliant Holdings I, Inc., 11.00%, Due 5/1/2015F	300	309
Ally Financial, Inc.,
6.875%, Due 8/28/2012	400	405

See accompanying notes

American Beacon High Yield Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
8.00%, Due 12/31/2018	$300	$294
7.50%, Due 9/15/2020F	400	404
Amsouth Bank, 4.85%, Due 4/1/2013	150	144
Bank of America Corp., 8.125%, Due 12/29/2049	500	465
Bank One Capital III, 8.75%, Due 9/1/2030	220	268
CIT Group, Inc.,
7.00%, Due 5/2/2017F	1,100	1,096
6.625%, Due 4/1/2018F	100	105
CNL Lifestyle Properties, Inc., 7.25%, Due 4/15/2019	250	225
E*Trade Financial Corp., 12.50%, Due 11/30/2017G	640	738
Fontainebleau Las Vegas Holdings LLC, 10.25%, Due 6/15/2015B F J	1,800	2
Harbinger Group, Inc., 10.625%, Due 11/15/2015F	225	226
HUB International Holdings, Inc.,
9.00%, Due 12/15/2014F	250	249
10.25%, Due 6/15/2015F	1,075	1,039
International Lease Finance Corp.,
5.625%, Due 9/20/2013	160	158
5.65%, Due 6/1/2014	1,000	960
iPayment, Inc., 10.25%, Due 5/15/2018F	200	193
Marsico Holdings LLC, 10.625%, Due 1/15/2020B F G	200	80
MetLife, Inc., 10.75%, Due 8/1/2069	150	198
Nationwide Mutual Insurance Co., 9.375%, Due 8/15/2039F	225	276
Nuveen Investments, Inc.,
5.50%, Due 9/15/2015	250	213
10.50%, Due 11/15/2015	975	975
Oppenheimer Holdings, Inc., 8.75%, Due 4/15/2018	300	293
Regions Bank, 7.50%, Due 5/15/2018	250	244
ROC Finance LLC, 12.125%, Due 9/1/2018B F	175	185
Synovus Financial Corp., 5.125%, Due 6/15/2017	1,200	1,026
WMG Acquisition Corp., 11.50%, Due 10/1/2018F	175	175

		11,318

Industrials - 72.59%
Abengoa Finance SAU, 8.875%, Due 11/1/2017F	400	404
Academy Ltd., 9.25%, Due 8/1/2019F	300	302
Accuride Corp., 9.50%, Due 8/1/2018	670	654
Advanced Micro Devices, Inc., 7.75%, Due 8/1/2020	400	406
AE Escrow Corp., 9.75%, Due 3/15/2020F	385	400
Affinia Group, Inc., 9.00%, Due 11/30/2014	250	248
Alcatel-Lucent USA, Inc., 6.45%, Due 3/15/2029	500	440
Alere, Inc., 8.625%, Due 10/1/2018	205	205
Allison Transmission, Inc., 7.125%, Due 5/15/2019F	595	576
AMC Entertainment, Inc., 9.75%, Due 12/1/2020	160	155
American Petroleum Tankers Parent LLC, 10.25%, Due 5/1/2015B F	275	283
Antero Resources Finance Corp., 7.25%, Due 8/1/2019F	200	206
Appleton Papers, Inc., 10.50%, Due 6/15/2015F	200	200
Arch Coal, Inc.,
7.00%, Due 6/15/2019F	100	104
7.25%, Due 6/15/2021F	200	206
ARD Finance S.A., 11.125%, Due 6/1/2018F	300	270
Atkore International, Inc., 9.875%, Due 1/1/2018F	365	366
Aviv Healthcare Properties LP, 7.75%, Due 2/15/2019F H	200	193
Basic Energy Services, Inc., 7.125%, Due 4/15/2016	350	355
Belden, Inc., 7.00%, Due 3/15/2017	155	156
Berry Petroleum Co., 10.25%, Due 6/1/2014	397	450
Biomet, Inc., 11.625%, Due 10/15/2017	175	191
Boart Longyear Management Property Ltd., 7.00%, Due 4/1/2021F	215	212
Bresnan Broadband Holdings LLC, 8.00%, Due 12/15/2018B F	125	129
Brigham Exploration Co., 6.875%, Due 6/1/2019	75	82
Brightstar Corp., 9.50%, Due 12/1/2016F	270	273
Burlington Coat Factory Warehouse Corp., 10.00%, Due 2/15/2019F	465	460
Cablevision Systems Corp., 8.625%, Due 9/15/2017	400	434
Caesars Entertainment Operating Co. Inc.,

See accompanying notes

American Beacon High Yield Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
10.75%, Due 2/1/2016	$400	$332
11.25%, Due 6/1/2017	700	748
Calumet Specialty Products Partners LP, 9.375%, Due 5/1/2019F H	200	192
Casella Waste Systems, Inc., 11.00%, Due 7/15/2014	175	189
Catalyst Paper Corp., 11.00%, Due 12/15/2016F	300	174
CCH II LLC, 13.50%, Due 11/30/2016B	200	231
CCO Holdings LLC,
7.25%, Due 10/30/2017B	200	209
6.50%, Due 4/30/2021B	200	200
CDRT Merger Sub, Inc., 8.125%, Due 6/1/2019F	400	400
CDW LLC, 8.50%, Due 4/1/2019B F	500	485
CEDC Finance Corp International, Inc., 9.125%, Due 12/1/2016F	1,700	1,223
Cemex SAB de CV, 9.00%, Due 1/11/2018F	765	638
Cengage Learning Acquisitions, Inc., 10.50%, Due 1/15/2015F	250	198
Central Garden and Pet Co., 8.25%, Due 3/1/2018	154	154
Cenveo Corp.,
7.875%, Due 12/1/2013	515	425
8.875%, Due 2/1/2018	585	507
CEVA Group plc,
11.625%, Due 10/1/2016F	100	101
11.50%, Due 4/1/2018F	200	181
CF Industries Holdings, Inc., 7.125%, Due 5/1/2020	285	332
Chaparral Energy, Inc.,
9.875%, Due 10/1/2020	500	543
8.25%, Due 9/1/2021	500	509
CHC Helicopter S.A., 9.25%, Due 10/15/2020F	400	360
Chesapeake Energy Corp.,
6.625%, Due 8/15/2020	500	542
6.125%, Due 2/15/2021	100	105
Chesapeake Oilfield Operating LLC, 6.625%, Due 11/15/2019B F	300	308
Chrysler Group LLC, 8.25%, Due 6/15/2021B F	200	183
Cie Generale de Geophysique - Veritas, 6.50%, Due 6/1/2021F	400	398
Cincinnati Bell, Inc.,
8.25%, Due 10/15/2017	100	101
8.75%, Due 3/15/2018	300	288
Clayton Williams Energy, Inc., 7.75%, Due 4/1/2019F	400	370
Clear Channel Communications, Inc., 9.00%, Due 3/1/2021	600	534
Clear Channel Worldwide Holdings, Inc., 9.25%, Due 12/15/2017	350	378
Clearwire Communications LLC,
12.00%, Due 12/1/2015B F	115	98
12.00%, Due 12/1/2017B F	375	230
ClubCorp Club Operations, Inc., 10.00%, Due 12/1/2018F	300	284
Coffeyville Resources LLC, 10.875%, Due 4/1/2017B F	350	396
Colt Defense LLC, 8.75%, Due 11/15/2017B	130	98
CommScope, Inc., 8.25%, Due 1/15/2019F	300	296
Community Health Systems, Inc., 8.875%, Due 7/15/2015	400	410
Concho Resources Inc., 6.50%, Due 1/15/2022	200	210
Consol Energy, Inc.,
8.00%, Due 4/1/2017	770	842
8.25%, Due 4/1/2020	412	451
CRC Health Corp., 10.75%, Due 2/1/2016	300	286
Cricket Communications, Inc.,
7.75%, Due 5/15/2016	185	192
7.75%, Due 10/15/2020	1,030	880
7.750%, Due 10/15/2020F	285	241

Crown Media Holdings, Inc., 10.50%, Due 7/15/2019F	200	208
CSC Holdings LLC, 6.75%, Due 11/15/2021B F	200	200
Cumulus Media, Inc., 7.75%, Due 5/1/2019F	300	276
Dave & Buster's, Inc., 11.00%, Due 6/1/2018	375	394
Dean Foods Co., 9.75%, Due 12/15/2018F	600	643
Del Monte Foods Co., 7.625%, Due 2/15/2019F	300	285
Digicel Group Ltd., 9.125%, Due 1/15/2015F	225	227
DineEquity, Inc., 9.50%, Due 10/30/2018	100	106

See accompanying notes

American Beacon High Yield Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
DISH DBS Corp., 7.125%, Due 2/1/2016	$1,000	$1,062
DJO Finance LLC, 7.75%, Due 4/15/2018B	200	169
DynCorp International, Inc., 10.375%, Due 7/1/2017F	730	665
eAccess Ltd., 8.25%, Due 4/1/2018F	300	291
Eagle Rock Energy Partners LP, 8.375%, Due 6/1/2019F H	200	201
Earthlink, Inc., 8.875%, Due 5/15/2019	320	304
Endo Pharmaceuticals Holdings, Inc., 7.00%, Due 7/15/2019F	200	216
Energy Partners Ltd., 8.25%, Due 2/15/2018	165	155
Energy XXI Gulf Coast, Inc., 9.25%, Due 12/15/2017	805	856
EnergySolutions Inc., 10.75%, Due 8/15/2018B	375	379
Equinix, Inc., 8.125%, Due 3/1/2018	175	191
Equinox Holdings, Inc., 9.50%, Due 2/1/2016F	250	253
Euramax International, Inc., 9.50%, Due 4/1/2016F	200	170
EVERTEC, Inc., 11.00%, Due 10/1/2018F	500	505
ExamWorks Group, Inc., 9.00%, Due 7/15/2019F	100	96
Exide Technologies, 8.625%, Due 2/1/2018	175	175
Exopack Holding Corp., 10.00%, Due 6/1/2018F	300	294
Expro Finance Luxembourg SCA, 8.50%, Due 12/15/2016F	400	386
FAGE Dairy Industry S.A., 9.875%, Due 2/1/2020F	255	217
Felcor Lodging LP, 10.00%, Due 10/1/2014H	165	179
First Data Corp.,
10.55%, Due 9/24/2015	342	332
8.25%, Due 1/15/2021F	324	308
12.625%, Due 1/15/2021F	150	142
FMG Resources August 2006 Property Ltd.,
6.875%, Due 2/1/2018F	400	384
8.25%, Due 11/1/2019F	100	101
Forbes Energy Services Ltd., 9.00%, Due 6/15/2019F	240	227
Ford Motor Credit Co. LLC,
6.625%, Due 8/15/2017B	900	985
8.125%, Due 1/15/2020B	400	485
Freescale Semiconductor, Inc.,
10.125%, Due 3/15/2018F	175	192
9.25%, Due 4/15/2018F	100	108
8.05%, Due 2/1/2020	100	96
10.75%, Due 8/1/2020	200	210
Frontier Communications Corp.,
8.25%, Due 4/15/2017	200	214
8.50%, Due 4/15/2020	300	320
8.75%, Due 4/15/2022	400	424
Gaylord Entertainment Co., 6.75%, Due 11/15/2014	190	188
GCI, Inc., 8.625%, Due 11/15/2019	405	434
General Motors Corp., 8.375%, Due 7/15/2049	1,570	12
Giant Funding Corp., 8.25%, Due 2/1/2018F	300	316
Goodrich Petroleum Corp., 8.875%, Due 3/15/2019F	550	561
Gray Television, Inc., 10.50%, Due 6/29/2015	250	236
GWR Operating Partnership LLP, 10.875%, Due 4/1/2017B	400	426
HCA, Inc.,
9.00%, Due 12/15/2014	225	232
7.19%, Due 11/15/2015	200	196
7.50%, Due 2/15/2022	400	408
Helix Energy Solutions Group, Inc., 9.50%, Due 1/15/2016F	505	530
Hercules Offshore, Inc., 10.50%, Due 10/15/2017F	440	440
Hilcorp Energy I LP, 8.00%, Due 2/15/2020F H	200	215
Horizon Lines LLC,
11.00%, Due 10/15/2016B F	660	666
13.00%, Due 10/15/2016B E F	345	342
Hyva Global BV, 8.625%, Due 3/24/2016F	200	180
Ineos Finance plc, 9.00%, Due 5/15/2015F	100	103
Ineos Group Holdings Ltd., 8.50%, Due 2/15/2016F	300	254
Intelsat Jackson Holdings S.A.,
11.25%, Due 6/15/2016	300	317
7.50%, Due 4/1/2021F	400	402

See accompanying notes

American Beacon High Yield Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
Intelsat Luxembourg S.A.,
11.50%, Due 2/4/2017	$525	$525
11.50%, Due 2/4/2017F	350	350
International Automotive Components Group SL, 9.125%, Due 6/1/2018F	200	197
inVentiv Health, Inc., 10.00%, Due 8/15/2018F	900	863
Isle of Capri Casinos, Inc.,
7.00%, Due 3/1/2014	200	192
7.75%, Due 3/15/2019	150	147
ITC Deltacom, Inc., 10.50%, Due 4/1/2016	360	364
Jarden Corp., 7.50%, Due 5/1/2017	465	498
JBS USA LLC, 11.625%, Due 5/1/2014B	375	413
Kabel BW Erste Beteiligungs GmbH, 7.50%, Due 3/15/2019F	175	182
Key Energy Services, Inc., 6.75%, Due 3/1/2021	520	532
Kinove German Bondco GmbH, 9.625%, Due 6/15/2018F	200	193
Level 3 Financing, Inc., 9.25%, Due 11/1/2014	425	434
Libbey Glass, Inc., 10.00%, Due 2/15/2015	175	186
Liberty Tire Recycling, 11.00%, Due 10/1/2016F	525	530
Linn Energy LLC,
6.50%, Due 5/15/2019B F	355	357
8.625%, Due 4/15/2020B	700	771
7.75%, Due 2/1/2021B F I	230	246
Lions Gate Entertainment, Inc., 10.25%, Due 11/1/2016F	155	156
M/I Homes, Inc., 8.625%, Due 11/15/2018	400	360
MacDermid, Inc., 9.50%, Due 4/15/2017F	625	593
Mandalay Resort Group, 7.625%, Due 7/15/2013	500	495
Marina District Finance Co. Inc, 9.875%, Due 8/15/2018	450	444
MedAssets, Inc., 8.00%, Due 11/15/2018F	300	294
Media General, Inc., 11.75%, Due 2/15/2017	200	168
MEMC Electronic Materials, Inc., 7.75%, Due 4/1/2019	225	193
MGM Resorts International, 6.625%, Due 7/15/2015	900	854
Michaels Stores, Inc., 7.75%, Due 11/1/2018	400	406
Midwest Gaming Borrower LLC, 11.625%, Due 4/15/2016B F	225	236
Midwest Vanadium Property Ltd., 11.50%, Due 2/15/2018F	200	167
Mirant Mid Atlantic Pass Through Trust C, 10.06%, Due 12/30/2028	244	254
Momentive Performance Materials, Inc., 9.00%, Due 1/15/2021	300	254
Mylan, Inc., 7.875%, Due 7/15/2020F	400	448
Nalco Co., 6.625%, Due 1/15/2019F	245	273
National CineMedia LLC, 7.875%, Due 7/15/2021B	100	101
NBTY, Inc., 9.00%, Due 10/1/2018F	200	215
NCL Corp Ltd.,
11.75%, Due 11/15/2016	350	403
9.50%, Due 11/15/2018F	200	208
NCO Group, Inc., 11.875%, Due 11/15/2014	300	281
Neff Rental LLC, 9.625%, Due 5/15/2016B F	120	115
NewPage Corp., 11.375%, Due 12/31/2014J	500	374
Nexstar Broadcasting Inc., 8.875%, Due 4/15/2017	150	152
NII Capital Corp., 7.625%, Due 4/1/2021	310	319
Norske Skogindustrier ASA, 6.125%, Due 10/15/2015F	750	315
Novelis, Inc., 8.75%, Due 12/15/2020	300	327
NPC International, Inc., 9.50%, Due 5/1/2014	350	356
NXP BV, 9.75%, Due 8/1/2018F	300	330
Oasis Petroleum, Inc., 6.50%, Due 11/1/2021	100	101
Offshore Group Investments Ltd., 11.50%, Due 8/1/2015	170	185
OGX Petroleo e Gas Participacoes S.A., 8.50%, Due 6/1/2018F	350	347
Omnova Solutions, Inc., 7.875%, Due 11/1/2018	100	86
OnCure Holdings, Inc., 11.75%, Due 5/15/2017	285	248
OPTI Canada, Inc., 8.25%, Due 12/15/2014J	645	419
Peabody Energy Corp., 7.375%, Due 11/1/2016	500	548
Petco Animal Supplies, Inc., 9.25%, Due 12/1/2018F	490	521
Petrohawk Energy Corp., 10.50%, Due 8/1/2014	200	224
Petroquest Energy, Inc., 10.00%, Due 9/1/2017	250	259
Pinnacle Entertainment, Inc., 7.50%, Due 6/15/2015	400	393
Pinnacle Foods Finance LLC,

See accompanying notes

American Beacon High Yield Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
9.25%, Due 4/1/2015B	$300	$311
10.625%, Due 4/1/2017B	225	233
Plains Exploration & Production Co., 10.00%, Due 3/1/2016	500	555
Prestige Brands, Inc., 8.25%, Due 4/1/2018	575	586
Prospect Medical Holdings, Inc., 12.75%, Due 7/15/2014	150	159
Quality Distribution LLC, 9.875%, Due 11/1/2018B	250	248
Quicksilver Resources, Inc.,
8.25%, Due 8/1/2015	300	314
9.125%, Due 8/15/2019	400	426
Quiksilver, Inc., 6.875%, Due 4/15/2015	405	382
QVC, Inc., 7.50%, Due 10/1/2019F	320	348
Qwest Corp., 8.375%, Due 5/1/2016	145	166
Radnet Management, Inc., 10.375%, Due 4/1/2018	350	315
RailAmerica, Inc., 9.25%, Due 7/1/2017	110	120
Reliance Intermediate Holdings LP, 9.50%, Due 12/15/2019F H	450	482
Revlon Consumer Products Corp., 9.75%, Due 11/15/2015	300	322
Reynolds Group Issuer Inc.,
9.00%, Due 5/15/2018E F	900	870
8.25%, Due 2/15/2021F	100	92
Rite Aid Corp., 9.75%, Due 6/12/2016	875	957
Rosetta Resources, Inc., 9.50%, Due 4/15/2018	250	273
Rotech Healthcare, Inc.,
10.75%, Due 10/15/2015	100	97
10.50%, Due 3/15/2018	315	250
RSC Equipment Rental, Inc., 9.50%, Due 12/1/2014	100	102
Ryerson, Inc., 12.00%, Due 11/1/2015	175	179
Sabine Pass LNG LP, 7.50%, Due 11/30/2016H	300	297
Salem Communications Corp., 9.625%, Due 12/15/2016	119	121
SandRidge Energy, Inc.,
9.875%, Due 5/15/2016F	400	424
8.00%, Due 6/1/2018F	700	699
Sealed Air Corp.,
8.125%, Due 9/15/2019F	100	109
8.375%, Due 9/15/2021F	350	379
Select Medical Corp., 7.625%, Due 2/1/2015	200	186
Shea Homes LP, 8.625%, Due 5/15/2019F H	200	181
Shingle Springs Tribal Gaming Authority, 9.375%, Due 6/15/2015F	200	106
Simmons Foods, Inc., 10.50%, Due 11/1/2017F	300	281
Sinclair Television Group, Inc., 9.25%, Due 11/1/2017F	250	273
Sirius XM Radio, Inc., 8.75%, Due 4/1/2015F	175	194
Sitel LLC, 11.50%, Due 4/1/2018B	400	324
Skilled Healthcare Group, Inc., 11.00%, Due 1/15/2014	140	136
Smurfit Kappa Treasury Funding Ltd., 7.50%, Due 11/20/2025	500	470
Solo Cup Co., 8.50%, Due 2/15/2014	200	183
Spectrum Brands Holdings, Inc., 9.50%, Due 6/15/2018	105	117
Sprint Capital Corp., 8.75%, Due 3/15/2032	465	386
Sprint Nextel Corp., 8.375%, Due 8/15/2017	800	735
Station Casinos, Inc., 6.875%, Due 3/1/2016J	500	—
SunGard Data Systems, Inc.,
10.25%, Due 8/15/2015F	100	104
7.625%, Due 11/15/2020F	400	410
Swift Services Holdings, Inc., 10.00%, Due 11/15/2018	60	62
Syniverse Holdings, Inc., 9.125%, Due 1/15/2019	335	348
Telesat Canada, 12.50%, Due 11/1/2017B	575	641
The Bon-Ton Department Stores, Inc., 10.25%, Due 3/15/2014	350	311
The Goodyear Tire & Rubber Co., 8.25%, Due 8/15/2020	500	535
The Hertz Corp., 6.75%, Due 4/15/2019	400	408
The Manitowoc Co. Inc, 8.50%, Due 11/1/2020	150	156
Ticketmaster Entertainment LLC, 10.75%, Due 8/1/2016B	350	366
Titan International, Inc., 7.875%, Due 10/1/2017	440	462
Tower Automotive Holdings USA LLC, 10.625%, Due 9/1/2017B F	250	258
TransUnion LLC, 11.375%, Due 6/15/2018B	300	334
Travelport LLC, 9.875%, Due 9/1/2014B	215	151

See accompanying notes

American Beacon High Yield Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
Trimas Corp., 9.75%, Due 12/15/2017	$170	$182
tw telecom holdings, Inc., 8.00%, Due 3/1/2018	325	345
UCI International, Inc., 8.625%, Due 2/15/2019	200	197
United Rentals North America, Inc., 8.375%, Due 9/15/2020	400	415
United Surgical Partners International, Inc., 9.25%, Due 5/1/2017G	300	308
Univision Communications, Inc.,
6.875%, Due 5/15/2019F	315	307
7.875%, Due 11/1/2020F	500	505
Vedanta Resources plc, 8.25%, Due 6/7/2021F	240	222
VimpelCom Holdings BV, 7.504%, Due 3/1/2022F	285	267
Virgolino de Oliveira Finance Ltd., 10.50%, Due 1/28/2018F	200	194
Visant Corp., 10.00%, Due 10/1/2017	575	558
Viskase Cos., Inc., 9.875%, Due 1/15/2018F	150	153
Vulcan Materials Co., 7.50%, Due 6/15/2021	100	98
W&T Offshore, Inc., 8.50%, Due 6/15/2019F	395	403
WCA Waste Corp., 7.50%, Due 6/15/2019F	250	243
West Corp., 7.875%, Due 1/15/2019	400	406
Wind Acquisition Finance S.A.,
11.75%, Due 7/15/2017F	400	396
7.25%, Due 2/15/2018F	325	314
Wind Acquisition Holdings Finance S.A., 12.25%, Due 7/15/2017F	241	220
WMG Acquisition Corp., 9.50%, Due 6/15/2016	250	265
XM Satellite Radio, Inc., 13.00%, Due 8/1/2014F	250	284
Yonkers Racing Corp., 11.375%, Due 7/15/2016F	375	385

		88,904

Utilities - 5.05%
Calpine Corp.,
7.875%, Due 7/31/2020F	100	107
7.50%, Due 2/15/2021F	600	630
Copano Energy LLC, 7.125%, Due 4/1/2021B	200	205
Crosstex Energy LP, 8.875%, Due 2/15/2018H	400	424
Elwood Energy LLC, 8.159%, Due 7/5/2026B	611	574
Energy Future Holdings Corp., 5.55%, Due 11/15/2014	225	144
Energy Future Intermediate Holding Co. LLC, 10.00%, Due 12/1/2020B	400	420
Energy Transfer Equity LP, 7.50%, Due 10/15/2020H	300	324
Enterprise Products Operating LLC, 7.034%, Due 1/15/2068B	510	525
Genesis Energy LP, 7.875%, Due 12/15/2018F H	200	194
Inergy LP, 7.00%, Due 10/1/2018H	225	226
Martin Midstream Partners LP, 8.875%, Due 4/1/2018H	500	519
NRG Energy, Inc.,
7.625%, Due 1/15/2018F	185	187
7.875%, Due 5/15/2021F	335	338
Regency Energy Partners LP,
9.375%, Due 6/1/2016H	225	250
6.50%, Due 7/15/2021H	225	234
Targa Resources Partners LP, 6.875%, Due 2/1/2021F H	200	198
Texas Competitive Electric Holdings Co. LLC,
10.25%, Due 11/1/2015B	100	39
11.50%, Due 10/1/2020B F	400	344
15.00%, Due 4/1/2021B	400	252
The AES Corp., 9.75%, Due 4/15/2016	50	57

		6,191

Total Corporate Obligations (Cost $107,337)		106,413

	Shares
SHORT-TERM INVESTMENTS - 5.49% (Cost $6,722)
JPMorgan U.S. Government Money Market Fund	6,721,880	6,722

TOTAL INVESTMENTS - 94.78% (Cost 119,207)		116,092
OTHER ASSETS, NET OF LIABILITIES - 5.22%		6,390

TOTAL NET ASSETS - 100.00%		$122,482

Percentages are stated as a percent of net assets.

See accompanying notes

American Beacon High Yield Bond Fund

Schedule of Investments

October 31, 2011

A	Non-income producing security.
B	Limited Liability Company.
C	Put.
D	Call.
E	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
F

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $44,602 or 36.41% of net assets. The Fund has no right to demand registration of these securities.

G	Is Payment in-Kind.
H	Limited Partnership.
I	Non-voting participating shares.
J	In Default.

See accompanying notes

American Beacon Retirement Income and Appreciation Fund

Schedule of Investments

October 31, 2011

	Shares	Fair Value
		(000’s)
COMMON STOCKS - 5.09%
ENERGY - 0.83%
Energy Equipment & Services - 0.27%
Baker Hughes, Inc.	7,000	$406

Oil & Gas - 0.56%
Occidental Petroleum Corp.	5,300	493
Suncor Energy, Inc.	11,000	351

		844

Total Energy		1,250

FINANCIALS - 0.72%
Diversified Financials - 0.50%
Affiliated Managers Group, Inc.A	3,700	343
T Rowe Price Group, Inc.	7,700	406

		749

Insurance - 0.22%
MetLife, Inc.	4,800	326

Total Financials		1,075

HEALTH CARE - 0.24%
Covidien plc	7,500	353
Illumina, Inc.A	130	4

Total Health Care		357

INDUSTRIALS - 0.71%
Dover Corp.	7,000	389
Eaton Corp.	15,300	685

Total Industrials		1,074

INFORMATION TECHNOLOGY - 2.01%
Computers & Peripherals - 0.26%
Dell, Inc.A	25,000	395

IT Consulting & Services - 0.31%
Accenture plc, Class A	7,770	468

Semiconductor Equipment & Products - 0.52%
QUALCOMM, Inc.	15,100	779

Software - 0.92%
Autodesk, Inc.	14,500	502
Microsoft Corp.	12,000	320
Oracle Corp.	17,000	557

		1,379

Total Information Technology		3,021

MATERIALS - 0.58%
Barrick Gold Corp.	10,700	530
Freeport-McMoRan Copper & Gold, Inc.	8,500	342

Total Materials		872

Total Common Stocks (Cost $7,652)		7,649

CONVERTIBLE PREFERRED STOCK - 0.40% (Cost $486)
CONSUMER STAPLES - 0.40%
Bunge Ltd.	6,058	595

PREFERRED STOCKS - 1.00%
ENERGY - 0.88%
Energy - 0.48%
Apache Corp.	12,850	723

	Shares		Fair Value
			(000’s	)
Oil & Gas - 0.40%
Chesapeake Energy Corp.	150		$174
NextEra Energy, Inc.	8,000		424

			598

Total Energy			1,321

FINANCIALS - 0.12%
AMG Capital Trust I	4,150		181

Total Preferred Stocks (Cost $1,491)			1,502

	Par Amount
	(000’s	)
CONVERTIBLE OBLIGATIONS - 11.96%
Basic Materials - 1.10%
Allegheny Technologies, Inc.,
4.25%, Due 6/1/2014	$222		301
Goldcorp, Inc.,
2.00%, Due 8/1/2014	225		291
Newmont Mining Corp.,
3.00%, Due 2/15/2012	50		73
1.25%, Due 7/15/2014	425		648
1.625%, Due 7/15/2017	220		343

			1,656

Communications - 2.06%
Anixter International, Inc.,
1.00%, Due 2/15/2013	610		679
Liberty Interactive LLC,
3.125%, Due 3/30/2023B	375		418
Nuance Communications, Inc.,
2.75%, Due 11/1/2031C	260		285
Omnicom Group, Inc.,
0.000%, Due 7/1/2038	400		423
priceline.com, Inc.,
1.25%, Due 3/15/2015C	300		530
Symantec Corp.,
1.00%, Due 6/15/2013	660		766

			3,101

Consumer Discretionary - 0.28%
International Game Technology,
3.25%, Due 5/1/2014	350		419

Energy - 0.50%
Chesapeake Energy Corp.,
2.75%, Due 11/15/2035	700		759

Finance - 0.47%
FTI Consulting, Inc.,
3.75%, Due 7/15/2012	300		387
Leucadia National Corp.,
3.75%, Due 4/15/2014	250		323

			710

Health Care - 0.49%
Illumina, Inc.,
0.25%, Due 3/15/2016 C	950		734

Industrials - 1.48%
Danaher Corp.,
0.01%, Due 1/22/2021	370		519
Hologic, Inc.,
2.00%, Due 12/15/2037D	660		700
ON Semiconductor Corp.,
2.625%, Due 12/15/2026	300		327

See accompanying notes

American Beacon Retirement Income and Appreciation Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
Stanley Black & Decker, Inc.,
0.01%, Due 5/17/2012D	$275	$300
Tyson Foods, Inc.,
3.25%, Due 10/15/2013	300	384

		2,230

Pharmaceuticals - 1.62%
Endo Pharmaceuticals Holdings, Inc.,
1.75%, Due 4/15/2015	250	311
Gilead Sciences, Inc.,
1.00%, Due 5/1/2014	350	387
1.625%, Due 5/1/2016	885	1,021
Mylan, Inc.,
1.25%, Due 3/15/2012	705	709

		2,428

Technology - 3.96%
Electronic Arts, Inc.,
0.75%, Due 7/15/2016C	425	432
EMC Corp.,
1.75%, Due 12/1/2013	900	1,431
Intel Corp.,
3.25%, Due 8/1/2039	625	789
Lam Research Corp.,
1.25%, Due 5/15/2018C	400	394
Microsoft Corp.,
6.25%, Due 6/15/2013C	300	305
Navistar International Corp.,
3.00%, Due 10/15/2014	164	184
Rovi Corp.,
2.625%, Due 2/15/2040	267	337
SanDisk Corp.,
1.50%, Due 8/15/2017	1,025	1,223
Xilinx, Inc.,
2.625%, Due 6/15/2017	525	675
3.125%, Due 3/15/2037	150	176

		5,946

Total Convertible Obligations (Cost $16,223)		17,983

CORPORATE OBLIGATIONS - 36.59%
Finance - 17.51%
AEGON Funding Co. LLC,
5.75%, Due 12/15/2020B	250	271
American Express Credit Corp.,
2.75%, Due 9/15/2015	125	127
American International Group, Inc.,
4.25%, Due 9/15/2014	800	787
6.40%, Due 12/15/2020	675	707
ANZ National International Ltd.,
2.375%, Due 12/21/2012C	300	304
Bank of America Corp.,
7.80%, Due 9/15/2016	600	635
7.625%, Due 6/1/2019	1,000	1,087
Bank One Corp.,
4.90%, Due 4/30/2015	250	266
Barclays Bank plc,
3.90%, Due 4/7/2015	290	295
6.75%, Due 5/22/2019	300	344
BNP Paribas S.A.,
3.60%, Due 2/23/2016	280	279
Citigroup, Inc.,
1.302%, Due 4/1/2014D	300	289
0.548%, Due 11/5/2014D	300	281
8.50%, Due 5/22/2019	1,250	1,546

	Par Amount	Fair Value
	(000’s)	(000’s)
CME Group, Inc.,
5.40%, Due 8/1/2013	$230	$246
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
4.20%, Due 5/13/2014C	200	212
Credit Suisse,
5.30%, Due 8/13/2019	350	376
Credit Suisse USA, Inc.,
7.125%, Due 7/15/2032	500	603
Danske Bank A/S,
1.451%, Due 4/14/2014C D	600	577
Deutsche Bank AG,
3.875%, Due 8/18/2014	275	284
Fifth Third Bancorp,
3.625%, Due 1/25/2016	275	282
General Electric Capital Corp.,
0.591%, Due 1/8/2016D	1,033	961
5.625%, Due 5/1/2018	250	276
6.00%, Due 8/7/2019	300	341
5.50%, Due 1/8/2020	650	725
HSBC Finance Corp.,
0.653%, Due 1/15/2014D	850	793
ING Bank N.V.,
5.125%, Due 5/1/2015C	300	299
JPMorgan Chase & Co.,
3.70%, Due 1/20/2015	500	521
5.50%, Due 10/15/2040	350	375
JPMorgan Chase Bank NA,
0.668%, Due 6/13/2016D	375	340
Lincoln National Corp.,
4.75%, Due 2/15/2014	105	111
Lloyds TSB Bank plc,
4.375%, Due 1/12/2015C	300	301
Merrill Lynch & Co. Inc,
6.11%, Due 1/29/2037	275	242
MetLife Institutional Funding II,
1.274%, Due 4/4/2014C D	800	798
MetLife, Inc.,
6.375%, Due 6/15/2034	400	488
Monumental Global Funding III,
0.603%, Due 1/15/2014C D	300	291
Morgan Stanley,
0.883%, Due 10/15/2015D	900	791
7.30%, Due 5/13/2019	280	300
5.625%, Due 9/23/2019	450	444
National Australia Bank Ltd.,
4.375%, Due 12/10/2020C	250	258
Nordea Bank AB,
2.50%, Due 11/13/2012C	250	253
4.875%, Due 1/27/2020C	250	268
PNC Funding Corp.,
4.375%, Due 8/11/2020	260	274
Pricoa Global Funding I,
5.40%, Due 10/18/2012C	150	156
Prudential Financial, Inc.,
7.375%, Due 6/15/2019	250	304
Simon Property Group LP,
10.35%, Due 4/1/2019E	300	408
Societe Generale S.A.,
2.20%, Due 9/14/2013C	250	240
1.441%, Due 4/11/2014C D	1,200	1,091
The Bear Stearns Cos. LLC,
7.25%, Due 2/1/2018B	925	1,088

See accompanying notes

American Beacon Retirement Income and Appreciation Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
The Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	$475	$503
6.25%, Due 9/1/2017	550	595
6.00%, Due 6/15/2020	435	458
The Travelers Cos., Inc.,
3.90%, Due 11/1/2020	130	136
UBS AG,
5.875%, Due 12/20/2017	275	301
UnitedHealth Group, Inc.,
3.875%, Due 10/15/2020	250	263
Wachovia Corp.,
0.773%, Due 10/15/2016D	600	523
5.75%, Due 2/1/2018	900	1,022

		26,336

Industrials - 16.92%
Altria Group, Inc.,
4.75%, Due 5/5/2021	300	323
America Movil SAB de CV,
6.375%, Due 3/1/2035	275	328
American Axle & Manufacturing, Inc.,
7.875%, Due 3/1/2017	400	405
American Honda Finance Corp.,
4.625%, Due 4/2/2013C	325	339
3.875%, Due 9/21/2020C	125	129
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, Due 4/15/2020	290	337
8.00%, Due 11/15/2039	100	153
Apache Corp.,
5.10%, Due 9/1/2040	130	151
AT&T, Inc.,
5.50%, Due 2/1/2018	750	870
6.80%, Due 5/15/2036	125	158
6.40%, Due 5/15/2038	125	152
BP Capital Markets plc,
3.20%, Due 3/11/2016	280	294
Burlington Northern Santa Fe LLC,
5.75%, Due 3/15/2018B	325	377
5.75%, Due 5/1/2040B	140	166
Calfrac Holdings LP,
7.50%, Due 12/1/2020C E	775	744
Canadian National Railway Co.,
5.55%, Due 5/15/2018	250	296
Canadian Natural Resources Ltd.,
6.25%, Due 3/15/2038	275	345
Caterpillar Financial Services Corp.,
1.90%, Due 12/17/2012	100	101
4.25%, Due 2/8/2013	250	261
2.75%, Due 6/24/2015	280	291
Comcast Cable Communications Holdings, Inc.,
8.375%, Due 3/15/2013	109	120
Comcast Corp.,
6.55%, Due 7/1/2039	400	492
Complete Production Services, Inc.,
8.00%, Due 12/15/2016	200	208
Comstock Resources, Inc.,
8.375%, Due 10/15/2017	300	308
Concho Resources, Inc.,
8.625%, Due 10/1/2017	275	300
ConocoPhillips,
4.60%, Due 1/15/2015	200	220
5.20%, Due 5/15/2018	325	376
CSX Corp.,

	Par Amount	Fair Value
	(000’s)	(000’s)
5.50%, Due 4/15/2041	$250	$285
CVS Caremark Corp.,
3.25%, Due 5/18/2015	140	148
Daimler Finance North America LLC,
3.00%, Due 3/28/2016B C	150	151
Darling International, Inc.,
8.50%, Due 12/15/2018	202	227
Dean Foods Co.,
9.75%, Due 12/15/2018C	400	429
DISH DBS Corp.,
7.875%, Due 9/1/2019	300	329
EOG Resources, Inc.,
2.50%, Due 2/1/2016	250	257
Equinix, Inc.,
7.00%, Due 7/15/2021	400	426
FMG Resources August 2006 Property Ltd.,
8.25%, Due 11/1/2019C	694	701
France Telecom S.A.,
2.125%, Due 9/16/2015	125	126
GlaxoSmithKline Capital, Inc.,
5.65%, Due 5/15/2018	125	150
Hewlett-Packard Co.,
2.20%, Due 12/1/2015	250	251
HollyFrontier Corp.,
9.875%, Due 6/15/2017	140	153
iGate Corp.,
9.00%, Due 5/1/2016C	300	299
International Business Machines Corp.,
7.625%, Due 10/15/2018	150	200
Jabil Circuit, Inc.,
8.25%, Due 3/15/2018	325	377
Jaguar Land Rover plc,
7.75%, Due 5/15/2018C	400	396
Jarden Corp.,
7.50%, Due 5/1/2017	30	32
7.50%, Due 1/15/2020	120	128
Johnson Controls, Inc.,
5.00%, Due 3/30/2020	300	331
Kellogg Co.,
4.25%, Due 3/6/2013	250	261
Liberty Interactive LLC,
8.25%, Due 2/1/2030B	450	434
3.25%, Due 3/15/2031B	425	341
McKesson Corp.,
3.25%, Due 3/1/2016	140	148
Norfolk Southern Corp.,
5.75%, Due 4/1/2018	325	381
Northrop Grumman Corp.,
5.05%, Due 8/1/2019	150	169
Perry Ellis International, Inc.,
7.875%, Due 4/1/2019	210	213
Petrobras International Finance Co.,
3.875%, Due 1/27/2016	200	205
Petroleos Mexicanos,
6.00%, Due 3/5/2020	300	334
Quest Diagnostics, Inc.,
4.75%, Due 1/30/2020	125	134
Qwest Capital Funding, Inc.,
7.75%, Due 2/15/2031	250	245
Royal Caribbean Cruises Ltd.,
7.50%, Due 10/15/2027	500	484
Seagate HDD Cayman,

See accompanying notes

American Beacon Retirement Income and Appreciation Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
6.875%, Due 5/1/2020	$350	$343
SESI LLC,
6.875%, Due 6/1/2014B	435	435
Shell International Finance BV,
3.10%, Due 6/28/2015	280	298
Spirit Aerosystems, Inc.,
7.50%, Due 10/1/2017	450	484
Swift Energy Co.,
7.125%, Due 6/1/2017	375	381
Telefonica Emisiones SAU,
6.421%, Due 6/20/2016	300	321
The Boeing Co.,
1.875%, Due 11/20/2012	250	254
The Coca-Cola Co.,
1.80%, Due 9/1/2016C	150	150
The Home Depot, Inc.,
4.40%, Due 4/1/2021	300	328
Thomson Reuters Corp.,
4.70%, Due 10/15/2019	125	134
Time Warner Cable, Inc.,
5.85%, Due 5/1/2017	650	740
Time Warner, Inc.,
4.875%, Due 3/15/2020	150	163
4.75%, Due 3/29/2021	325	353
Triumph Group, Inc.,
8.00%, Due 11/15/2017	300	321
Tyco International Finance S.A.,
3.75%, Due 1/15/2018	275	289
Union Pacific Corp.,
4.163%, Due 7/15/2022	262	277
United Technologies Corp.,
6.125%, Due 7/15/2038	450	552
Verizon Communications, Inc.,
5.50%, Due 4/1/2017	250	288
4.60%, Due 4/1/2021	340	373
6.90%, Due 4/15/2038	325	428
Vodafone Group plc,
6.15%, Due 2/27/2037	275	346
W&T Offshore, Inc.,
8.50%, Due 6/15/2019C	425	434
Wal-Mart Stores, Inc.,
7.55%, Due 2/15/2030	350	501
Xerox Corp.,
5.65%, Due 5/15/2013	75	79
8.25%, Due 5/15/2014	150	171

		25,432

Utilities - 2.16%
Commonwealth Edison Co.,
4.00%, Due 8/1/2020	135	145
Consolidated Edison Co. of New York, Inc.,
5.50%, Due 12/1/2039	300	362
Duke Energy Carolinas LLC,
5.10%, Due 4/15/2018B	250	287
EDF S.A.,
4.60%, Due 1/27/2020C	300	320
FirstEnergy Solutions Corp.,
4.80%, Due 2/15/2015	150	161
Midamerican Energy Holdings Co.,
6.125%, Due 4/1/2036	275	342
Pacific Gas & Electric Co.,
6.25%, Due 12/1/2013	175	193

	Par Amount	Fair Value
	(000’s)	(000’s)
3.50%, Due 10/1/2020	$250	$258
Progress Energy, Inc.,
4.875%, Due 12/1/2019	350	389
Southern Co.,
1.95%, Due 9/1/2016	310	312
TransCanada PipeLines Ltd.,
6.10%, Due 6/1/2040	140	178
Virginia Electric and Power Co.,
5.40%, Due 4/30/2018	250	294

		3,241

Total Corporate Obligations (Cost $52,355)		55,009
OTHER GOVERNMENT OBLIGATIONS - 0.39%
Province of Ontario Canada,
4.10%, Due 6/16/2014	300	325
3.15%, Due 12/15/2017	250	263

Total Other Government Obligations (Cost $549)		588
U.S. AGENCY OBLIGATION - 0.21% (Cost $300)
U.S. Agency Obligations - 0.21%
Private Export Funding Corp.,
2.125%, Due 7/15/2016	300	309

ASSET-BACKED SECURITIES - 2.93%
Ally Master Owner Trust,
0.894%, Due 6/15/2015, 2011-5 AD	650	650
BMW Floorplan Master Owner Trust,
1.393%, Due 9/15/2014, 2009-1A AC D	250	251
Citibank Credit Card Issuance Trust,
1.793%, Due 5/15/2014, 2009-A2 A2D	600	605
Ford Credit Floorplan Master Owner Trust,
1.793%, Due 9/15/2014, 2009-2 AD	1,800	1,817
Harley-Davidson Motorcycle Trust,
1.87%, Due 2/15/2014, 2009-4 A3	163	163
Nissan Master Owner Trust Receivables,
1.393%, Due 1/15/2015, 2010-AA AC D	600	605
Volkswagen Auto Loan Enhanced Trust,
6.24%, Due 7/20/2015, 2008-2 A4A	300	310

Total Asset-Backed Securities (Cost $4,392)		4,401

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.55%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
5.317%, Due 9/10/2047, 2006-5 A2	230	232
5.634%, Due 4/10/2049, 2007-2 A2	316	323
GS Mortgage Securities Corp II,
4.607%, Due 7/10/2039, 2005-GG4 A3	270	273
3.849%, Due 12/10/2043, 2010-C2 A1C	637	664
3.645%, Due 3/10/2044, 2011-GC3 A2C	750	779
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	230	234
3.853%, Due 6/15/2043, 2010-C1 A1C	535	556

See accompanying notes

American Beacon Retirement Income and Appreciation Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
4.388%, Due 2/15/2046, 2011-C3A A3C	$650	$668
5.739%, Due 2/12/2049, 2007-CB19 A4	400	432
5.629%, Due 2/12/2051, 2007-CB20 A2	450	459
LB-UBS Commercial Mortgage Trust,
5.424%, Due 2/15/2040, 2007-C1 A4	450	479
Wachovia Bank Commercial Mortgage Trust,
5.737%, Due 6/15/2049, 2007-C32 A2	230	235

Total Non-Agency Mortgage-Backed Obligations (Cost $5,198)		5,334

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 25.66%
Federal Home Loan Mortgage Corporation
5.00%, Due 2/1/2021	394	425
4.50%, Due 4/1/2021	406	435
5.00%, Due 9/1/2035	1,212	1,303
5.50%, Due 4/1/2037	356	385
5.00%, Due 3/1/2038	675	725
5.50%, Due 5/1/2038	432	467
0.643%, Due 12/15/2040D	1,738	1,735
4.00%, Due 1/1/2041	1,729	1,796
4.50%, Due 2/1/2041	1,891	1,996

		9,267

Federal National Mortgage Association
3.50%, Due 1/1/2026	465	484
6.50%, Due 7/1/2032	201	227
5.50%, Due 6/1/2033	411	448
4.50%, Due 9/1/2034	242	257
5.50%, Due 12/1/2035	481	524
5.00%, Due 2/1/2036	385	415
5.50%, Due 4/1/2036	658	718
5.50%, Due 2/1/2037	473	514
6.00%, Due 9/1/2037	293	322
6.00%, Due 1/1/2038	434	477
4.50%, Due 1/1/2040	1,388	1,469
4.00%, Due 9/1/2040	1,054	1,097
4.00%, Due 1/1/2041	2,897	3,016

		9,968

Government National Mortgage Association
6.00%, Due 2/15/2033	481	540
5.50%, Due 4/15/2033	643	718
5.00%, Due 5/15/2033	457	506
1.692%, Due 11/16/2035, 2009-148 A	306	308
2.989%, Due 3/16/2039, 2010-71 AC	736	763
2.70%, Due 4/16/2043, 2011-109 AB	2,991	3,100
2.542%, Due 9/16/2044, 2011-96 AC	2,690	2,778
2.70%, Due 11/16/2044, 2011-92 AB	1,245	1,291
3.20%, Due 11/16/2044, 2011-92 B	2,900	3,011
2.351%, Due 6/16/2050, 2010-100 A	1,442	1,461

		14,476

National Credit Union Administration
0.643%, Due 3/11/2020, 2011 R3 1AD	2,328	2,329
0.691%, Due 10/7/2020, 2010 R1 1AD	2,526	2,530

		4,859

Total U.S. Agency Mortgage-Backed Obligations (Cost $37,187)		38,570

	Par Amount	Fair Value
	(000’s)	(000’s)
U.S. TREASURY OBLIGATIONS - 6.60%
U.S. Treasury Bonds
6.25%, Due 8/15/2023	$1,500	$2,089
6.875%, Due 8/15/2025	250	373
5.25%, Due 11/15/2028	550	727
4.75%, Due 2/15/2037	420	540
4.50%, Due 8/15/2039	910	1,135

		4,864

U.S. Treasury Notes
2.625%, Due 7/31/2014	2,000	2,122
3.125%, Due 10/31/2016	1,300	1,433
3.625%, Due 2/15/2020	1,325	1,505

		5,060

Total U.S. Treasury Obligations (Cost $8,962)		9,924

	Shares
SHORT-TERM INVESTMENTS - 4.81% (Cost $7,235)
JPMorgan U.S. Government Money Market Fund	7,234,725	7,235

TOTAL INVESTMENTS - 99.19% (Cost $142,030)		149,099
OTHER ASSETS, NET OF LIABILITIES - 0.81%		1,212

TOTAL NET ASSETS - 100.00%		$150,311

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Limited Liability Company.
C

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $15,343 or 10.21% of net assets. The Fund has no right to demand registration of these securities.

D	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
E	Limited Partnership.

See accompanying notes

American Beacon Intermediate Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATIONS - 42.62%
Finance - 19.81%
AEGON Funding Co. LLC, 5.75%, Due 12/15/2020A	$400	$433
Aflac, Inc., 8.50%, Due 5/15/2019	240	301
American Express Co., 8.15%, Due 3/19/2038	325	466
American Express Credit Corp.,
5.125%, Due 8/25/2014	835	907
2.75%, Due 9/15/2015	225	228
American International Group, Inc.,
4.25%, Due 9/15/2014	600	590
6.40%, Due 12/15/2020	800	838
ANZ National International Ltd., 2.375%, Due 12/21/2012B	350	354
Bank of America Corp.,
4.50%, Due 4/1/2015	415	410
7.80%, Due 9/15/2016	700	741
7.625%, Due 6/1/2019	1,200	1,304
Bank One Corp., 4.90%, Due 4/30/2015	500	532
Barclays Bank plc,
3.90%, Due 4/7/2015	380	387
6.75%, Due 5/22/2019	350	401
BNP Paribas S.A., 3.60%, Due 2/23/2016	400	399
Canadian Imperial Bank of Commerce, 1.45%, Due 9/13/2013	670	674
Capital One Financial Corp., 2.125%, Due 7/15/2014	465	464
Citigroup, Inc.,
1.302%, Due 4/1/2014C	400	385
0.548%, Due 11/5/2014C	380	355
6.01%, Due 1/15/2015	605	650
6.125%, Due 11/21/2017	355	391
8.50%, Due 5/22/2019	1,650	2,043
CME Group, Inc., 5.40%, Due 8/1/2013	260	278
CNA Financial Corp., 7.35%, Due 11/15/2019	210	231
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
4.20%, Due 5/13/2014B	600	635
2.125%, Due 10/13/2015	510	514
Credit Suisse, 5.30%, Due 8/13/2019	425	457
Credit Suisse USA, Inc., 7.125%, Due 7/15/2032	500	603
Danske Bank A/S, 1.451%, Due 4/14/2014B C	780	750
Deutsche Bank AG, 3.875%, Due 8/18/2014	400	413
Fifth Third Bancorp, 3.625%, Due 1/25/2016	400	410
General Electric Capital Corp.,
0.591%, Due 1/8/2016C	1,300	1,209
5.40%, Due 2/15/2017	405	451
5.625%, Due 5/1/2018	795	879
6.00%, Due 8/7/2019	350	398
5.50%, Due 1/8/2020	800	892
5.30%, Due 2/11/2021	240	255
5.875%, Due 1/14/2038	745	800
HCP, Inc., 5.375%, Due 2/1/2021	500	514
Health Care REIT, Inc.,
3.625%, Due 3/15/2016E	285	278
5.25%, Due 1/15/2022E	345	330
HSBC Finance Corp., 0.653%, Due 1/15/2014C	1,100	1,026
ING Bank N.V., 5.125%, Due 5/1/2015B	250	249
JPMorgan Chase & Co.,
3.70%, Due 1/20/2015	1,655	1,724
5.50%, Due 10/15/2040	425	455
JPMorgan Chase Bank NA, 0.668%, Due 6/13/2016C	480	435
KeyCorp, 5.10%, Due 3/24/2021	235	244
Liberty Mutual Group, Inc., 5.00%, Due 6/1/2021B	390	368
Lincoln National Corp., 4.75%, Due 2/15/2014	50	53
Lloyds TSB Bank plc,
4.375%, Due 1/12/2015B	375	376

See accompanying notes

American Beacon Intermediate Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
6.375%, Due 1/21/2021	$260	$278
Merrill Lynch & Co. Inc,
6.40%, Due 8/28/2017	940	953
6.50%, Due 7/15/2018	520	516
6.11%, Due 1/29/2037	360	316
MetLife Institutional Funding II, 1.274%, Due 4/4/2014B C	600	598
MetLife, Inc.,
5.00%, Due 11/24/2013	620	662
6.375%, Due 6/15/2034	500	609
Monumental Global Funding III, 0.603%, Due 1/15/2014B C	375	364
Morgan Stanley,
0.883%, Due 10/15/2015C	1,180	1,037
7.30%, Due 5/13/2019	370	397
5.625%, Due 9/23/2019	600	592
National Australia Bank Ltd., 4.375%, Due 12/10/2020B	425	439
Nordea Bank AB,
2.50%, Due 11/13/2012B	400	404
4.875%, Due 1/27/2020B	450	482
PNC Funding Corp.,
4.25%, Due 9/21/2015	910	982
4.375%, Due 8/11/2020	410	432
Pricoa Global Funding I, 5.40%, Due 10/18/2012B	175	182
Prudential Financial, Inc., 7.375%, Due 6/15/2019	450	546
Simon Property Group LP,
5.75%, Due 12/1/2015D	645	723
10.35%, Due 4/1/2019D	375	510
Societe Generale S.A.,
2.20%, Due 9/14/2013B	450	432
1.441%, Due 4/11/2014B C	900	819
State Street Corp.,
4.30%, Due 5/30/2014	285	308
2.875%, Due 3/7/2016	705	729
SunTrust Banks, Inc., 3.60%, Due 4/15/2016	245	251
The Bank of New York Mellon Corp.,
1.50%, Due 1/31/2014	475	480
4.30%, Due 5/15/2014	395	427
The Bear Stearns Cos. LLC, 7.25%, Due 2/1/2018A	2,145	2,527
The Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	800	847
6.25%, Due 9/1/2017	800	865
5.95%, Due 1/18/2018	660	694
6.00%, Due 6/15/2020	490	516
The Travelers Cos., Inc., 3.90%, Due 11/1/2020	210	219
Travelers Property Casualty Corp., 5.00%, Due 3/15/2013	805	845
UBS AG, 5.875%, Due 12/20/2017	400	438
UnitedHealth Group, Inc.,
4.875%, Due 2/15/2013	650	680
3.875%, Due 10/15/2020	425	448
US Bancorp,
1.375%, Due 9/13/2013	775	783
2.20%, Due 11/15/2016	485	489
Wachovia Corp.,
0.773%, Due 10/15/2016C	750	654
5.75%, Due 2/1/2018	1,150	1,306
Wells Fargo & Co., 4.60%, Due 4/1/2021	470	503
Westpac Banking Corp., 2.25%, Due 11/19/2012	375	381
Willis North America, Inc., 6.20%, Due 3/28/2017	280	307

		55,450

Industrials - 17.58%
Air Products & Chemicals, Inc., 2.00%, Due 8/2/2016	180	184
Altria Group, Inc.,
9.70%, Due 11/10/2018	375	504
4.75%, Due 5/5/2021	390	420

See accompanying notes

American Beacon Intermediate Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
America Movil SAB de CV, 6.375%, Due 3/1/2035	$375	$447
American Honda Finance Corp.,
4.625%, Due 4/2/2013B	250	261
3.875%, Due 9/21/2020B	225	233
Analog Devices, Inc., 3.00%, Due 4/15/2016	460	482
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, Due 4/15/2020	380	441
8.00%, Due 11/15/2039	175	267
Apache Corp., 5.10%, Due 9/1/2040	200	232
Applied Materials, Inc., 2.65%, Due 6/15/2016	415	428
AT&T, Inc.,
5.10%, Due 9/15/2014	880	978
5.50%, Due 2/1/2018	975	1,132
6.80%, Due 5/15/2036	225	284
6.40%, Due 5/15/2038	200	244
5.35%, Due 9/1/2040	283	309
Baxter International, Inc., 1.80%, Due 3/15/2013	270	274
Becton Dickinson and Co., 3.25%, Due 11/12/2020	475	486
BP Capital Markets plc,
3.20%, Due 3/11/2016	990	1,040
3.561%, Due 11/1/2021	325	330
Burlington Northern Santa Fe LLC,
5.75%, Due 3/15/2018A	600	697
7.95%, Due 8/15/2030A	195	276
5.75%, Due 5/1/2040A	190	225
Cameron International Corp., 6.375%, Due 7/15/2018	225	266
Canadian National Railway Co., 5.55%, Due 5/15/2018	400	474
Canadian Natural Resources Ltd., 6.25%, Due 3/15/2038	360	451
Caterpillar Financial Services Corp.,
1.90%, Due 12/17/2012	100	101
4.25%, Due 2/8/2013	250	261
6.125%, Due 2/17/2014	600	668
2.75%, Due 6/24/2015	380	395
Cellco Partnership, 8.50%, Due 11/15/2018	460	622
Cliffs Natural Resources, Inc., 4.875%, Due 4/1/2021	280	280
Comcast Cable Communications Holdings, Inc., 8.375%, Due 3/15/2013	128	141
Comcast Corp.,
6.30%, Due 11/15/2017	465	549
5.875%, Due 2/15/2018	235	273
6.55%, Due 7/1/2039	500	614
ConocoPhillips,
4.60%, Due 1/15/2015	550	606
5.20%, Due 5/15/2018	600	694
Cooper US, Inc.,
2.375%, Due 1/15/2016	480	489
3.875%, Due 12/15/2020	315	333
Covidien International Finance S.A., 2.80%, Due 6/15/2015	500	517
CSX Corp., 5.50%, Due 4/15/2041	425	484
CVS Caremark Corp., 3.25%, Due 5/18/2015	190	201
Daimler Finance North America LLC, 3.00%, Due 3/28/2016A B	190	191
DIRECTV Holdings LLC,
3.55%, Due 3/15/2015A	525	550
6.35%, Due 3/15/2040A	145	173
Eaton Corp., 5.60%, Due 5/15/2018	380	444
Ensco plc, 4.70%, Due 3/15/2021	350	368
EOG Resources, Inc., 2.50%, Due 2/1/2016	425	437
Express Scripts, Inc., 6.25%, Due 6/15/2014	610	675
France Telecom S.A.,
4.375%, Due 7/8/2014	385	415
2.125%, Due 9/16/2015	225	226
Genzyme Corp., 5.00%, Due 6/15/2020	235	266
GlaxoSmithKline Capital, Inc., 5.65%, Due 5/15/2018	125	150
Hewlett-Packard Co., 2.20%, Due 12/1/2015	425	426

See accompanying notes

American Beacon Intermediate Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
Husky Energy, Inc., 5.90%, Due 6/15/2014	$250	$274
Intel Corp., 3.30%, Due 10/1/2021	315	325
International Business Machines Corp., 7.625%, Due 10/15/2018	745	995
John Deere Capital Corp., 4.90%, Due 9/9/2013	650	697
Johnson Controls, Inc.,
1.75%, Due 3/1/2014	745	751
5.00%, Due 3/30/2020	480	529
Kellogg Co., 4.25%, Due 3/6/2013	250	261
Koninklijke Philips Electronics N.V., 5.75%, Due 3/11/2018	470	547
Lorillard Tobacco Co., 8.125%, Due 6/23/2019	255	307
Marathon Oil Corp., 6.00%, Due 10/1/2017	475	551
Marathon Petroleum Corp., 3.50%, Due 3/1/2016B	420	431
McKesson Corp., 3.25%, Due 3/1/2016	200	212
Medtronic, Inc., 3.00%, Due 3/15/2015	915	970
Norfolk Southern Corp., 5.75%, Due 4/1/2018	300	352
Northrop Grumman Corp., 5.05%, Due 8/1/2019	200	226
Novartis Capital Corp., 2.90%, Due 4/24/2015	780	828
PepsiCo, Inc., 2.50%, Due 5/10/2016	590	613
Petrobras International Finance Co.,
3.875%, Due 1/27/2016	505	517
6.875%, Due 1/20/2040	110	127
Petroleos Mexicanos, 6.00%, Due 3/5/2020	375	417
Quest Diagnostics, Inc., 4.75%, Due 1/30/2020	225	242
Rio Tinto Finance USA Ltd., 2.50%, Due 5/20/2016	475	488
Rogers Communications, Inc., 5.50%, Due 3/15/2014	430	467
Sanofi,
1.625%, Due 3/28/2014	665	677
4.00%, Due 3/29/2021	495	543
Shell International Finance BV, 3.10%, Due 6/28/2015	380	405
Teck Resources Ltd., 6.00%, Due 8/15/2040	205	225
Telecom Italia Capital S.A., 4.95%, Due 9/30/2014	245	241
Telefonica Emisiones SAU,
3.992%, Due 2/16/2016	255	251
6.421%, Due 6/20/2016	450	482
Teva Pharmaceutical Finance II, 3.00%, Due 6/15/2015	470	493
The Boeing Co., 1.875%, Due 11/20/2012	400	406
The Coca-Cola Co.,
0.75%, Due 11/15/2013	1,115	1,118
1.80%, Due 9/1/2016B	175	175
The Dow Chemical Co.,
7.60%, Due 5/15/2014	220	250
4.25%, Due 11/15/2020	430	442
The Home Depot, Inc., 4.40%, Due 4/1/2021	400	437
Thomson Reuters Corp., 4.70%, Due 10/15/2019	225	242
Time Warner Cable, Inc.,
5.85%, Due 5/1/2017	800	911
6.75%, Due 7/1/2018	615	733
Time Warner, Inc.,
4.875%, Due 3/15/2020	290	316
4.75%, Due 3/29/2021	350	380
Tyco Electronics Group S.A., 6.55%, Due 10/1/2017	225	263
Tyco International Finance S.A., 3.75%, Due 1/15/2018	400	421
Union Pacific Corp., 4.163%, Due 7/15/2022	481	509
United Parcel Service, Inc., 3.125%, Due 1/15/2021	475	494
United Technologies Corp., 6.125%, Due 7/15/2038	600	737
Valero Energy Corp.,
9.375%, Due 3/15/2019	170	222
6.625%, Due 6/15/2037	205	224
Verizon Communications, Inc.,
5.50%, Due 4/1/2017	500	575
4.60%, Due 4/1/2021	280	307
3.50%, Due 11/1/2021	200	202
6.90%, Due 4/15/2038	500	659

See accompanying notes

American Beacon Intermediate Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
Vodafone Group plc, 6.15%, Due 2/27/2037	$360	$454
Wal-Mart Stores, Inc., 7.55%, Due 2/15/2030	400	573
Xerox Corp.,
5.65%, Due 5/15/2013	50	53
8.25%, Due 5/15/2014	190	216
4.25%, Due 2/15/2015	500	527

		49,204

Utilities - 5.23%
Columbus Southern Power Co., 5.50%, Due 3/1/2013	595	626
Commonwealth Edison Co., 4.00%, Due 8/1/2020	190	203
Consolidated Edison Co. of New York, Inc., 5.50%, Due 12/1/2039	350	423
Duke Energy Carolinas LLC, 5.10%, Due 4/15/2018A	400	460
Duke Energy Indiana, Inc., 6.05%, Due 6/15/2016	450	518
EDF S.A., 4.60%, Due 1/27/2020B	580	618
Energy Transfer Partners LP,
8.50%, Due 4/15/2014D	605	687
9.00%, Due 4/15/2019D	300	361
Enterprise Products Operating LLC,
5.65%, Due 4/1/2013A	555	587
6.125%, Due 10/15/2039A	350	405
Exelon Generation Co. LLC,
5.20%, Due 10/1/2019A	350	376
6.25%, Due 10/1/2039A	365	434
FirstEnergy Solutions Corp., 4.80%, Due 2/15/2015	175	188
Midamerican Energy Holdings Co.,
5.875%, Due 10/1/2012	605	632
6.125%, Due 4/1/2036	375	466
National Rural Utilities Cooperative Finance Corp., 1.125%, Due 11/1/2013	485	486
ONEOK Partners LP, 6.125%, Due 2/1/2041D	500	575
Pacific Gas & Electric Co.,
6.25%, Due 12/1/2013	150	165
3.50%, Due 10/1/2020	450	465
Progress Energy, Inc., 4.875%, Due 12/1/2019	450	501
Sempra Energy, 6.50%, Due 6/1/2016	325	380
Southern Co., 1.95%, Due 9/1/2016	380	383
Southern Power Co., 6.25%, Due 7/15/2012	550	570
Spectra Energy Capital LLC,
5.668%, Due 8/15/2014A	320	350
5.65%, Due 3/1/2020A	265	292
Spectra Energy Partners LP, 4.60%, Due 6/15/2021D	235	241
TransCanada PipeLines Ltd.,
7.625%, Due 1/15/2039	470	672
6.10%, Due 6/1/2040	290	368
Union Electric Co., 6.70%, Due 2/1/2019	510	629
Virginia Electric and Power Co., 5.40%, Due 4/30/2018	400	471
Westar Energy, Inc., 6.00%, Due 7/1/2014	200	220
Xcel Energy, Inc., 5.613%, Due 4/1/2017	781	881

		14,633

Total Corporate Obligations (Cost $112,750)		119,287

OTHER GOVERNMENT OBLIGATIONS - 0.29%
Province of Ontario Canada,
4.10%, Due 6/16/2014	350	379
3.15%, Due 12/15/2017	425	448

Total Other Government Obligations (Cost $774)		827

U.S. AGENCY OBLIGATIONS - 0.30%
Federal National Mortgage Association, 5.125%, Due 1/2/2014	385	419
Private Export Funding Corp., 2.125%, Due 7/15/2016	400	412

Total U.S. Agency Obligations (Cost $784)		831

See accompanying notes

American Beacon Intermediate Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
ASSET-BACKED SECURITIES - 2.70%
Ally Master Owner Trust, 0.894%, Due 6/15/2015, 2011-5 AC	$750	$750
BMW Floorplan Master Owner Trust, 1.393%, Due 9/15/2014, 2009-1A AB C	400	402
Citibank Credit Card Issuance Trust, 1.793%, Due 5/15/2014, 2009-A2 A2C	400	403
CNH Equipment Trust,
1.17%, Due 5/15/2015, 2010-C A3	665	666
2.04%, Due 10/17/2016, 2011-A A4	470	482
Ford Credit Floorplan Master Owner Trust, 1.793%, Due 9/15/2014, 2009-2 AC	2,400	2,422
Harley-Davidson Motorcycle Trust, 1.87%, Due 2/15/2014, 2009-4 A3	190	191
Honda Auto Receivables Owner Trust, 3.30%, Due 9/15/2015, 2009-3 A4	385	394
Hyundai Auto Receivables Trust, 3.15%, Due 3/15/2016, 2009-A A4	220	228
John Deere Owner Trust,
2.59%, Due 10/15/2013, 2009-A A3	35	35
3.96%, Due 5/16/2016, 2009-A A4	510	519
Nissan Master Owner Trust Receivables, 1.393%, Due 1/15/2015, 2010-AA AB C	750	756
Volkswagen Auto Loan Enhanced Trust, 6.24%, Due 7/20/2015, 2008-2 A4A	300	310

Total Asset-Backed Securities (Cost $7,531)		7,558

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.13%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
5.317%, Due 9/10/2047, 2006-5 A2	324	327
5.634%, Due 4/10/2049, 2007-2 A2	413	423
Bear Stearns Commercial Mortgage Securities,
5.201%, Due 12/11/2038, 2006-PWR14 A4	790	851
5.54%, Due 9/11/2041, 2006-PW13 A4	1,285	1,414
4.831%, Due 7/11/2042, 2004-PWR5 A4	700	723
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, Due 11/15/2044, 2007-CD5 A4	840	915
GS Mortgage Securities Corp II,
4.607%, Due 7/10/2039, 2005-GG4 A3	380	384
3.679%, Due 8/10/2043, 2010-C1 A1B	562	585
3.849%, Due 12/10/2043, 2010-C2 A1B	784	816
3.645%, Due 3/10/2044, 2011-GC3 A2B	750	780
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	323	330
3.853%, Due 6/15/2043, 2010-C1 A1B	729	758
4.388%, Due 2/15/2046, 2011-C3A A3B	800	821
4.625%, Due 3/15/2046, 2005-LDP1 A2	251	254
5.739%, Due 2/12/2049, 2007-CB19 A4	550	595
5.629%, Due 2/12/2051, 2007-CB20 A2	614	625
LB-UBS Commercial Mortgage Trust, 5.424%, Due 2/15/2040, 2007-C1 A4	550	585
Wachovia Bank Commercial Mortgage Trust, 5.737%, Due 6/15/2049, 2007-C32 A2	363	370

Total Non-Agency Mortgage-Backed Obligations (Cost $10,788)		11,556

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 31.54%
Federal Home Loan Mortgage Corporation - 6.44%
4.50%, Due 3/1/2019	226	240
5.00%, Due 10/1/2020	537	579
5.00%, Due 8/1/2033	349	375
5.50%, Due 2/1/2034	430	468
6.00%, Due 8/1/2034	209	230
5.00%, Due 8/1/2035	240	258
5.00%, Due 9/1/2035	606	652
6.00%, Due 8/1/2036	159	174
5.50%, Due 4/1/2037	356	385
5.50%, Due 12/1/2037	1,519	1,653
5.00%, Due 3/1/2038	496	533
6.00%, Due 3/1/2038	859	941
5.50%, Due 5/1/2038	540	584
5.50%, Due 6/1/2038	387	419
5.50%, Due 10/1/2039	597	645

See accompanying notes

American Beacon Intermediate Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
5.00%, Due 4/1/2040	$4,097	$4,411
0.643%, Due 12/15/2040 C	2,318	2,313
4.00%, Due 1/1/2041	1,633	1,696
4.50%, Due 2/1/2041	1,418	1,497

		18,053

Federal National Mortgage Association - 16.01%
6.50%, Due 2/1/2017	89	98
5.00%, Due 12/1/2017	304	328
4.50%, Due 9/1/2018	620	664
4.00%, Due 8/1/2020	152	161
4.50%, Due 3/1/2025	2,884	3,104
4.50%, Due 5/1/2025	147	157
4.50%, Due 6/1/2025	2,237	2,383
3.50%, Due 1/1/2026	559	581
4.00%, Due 5/1/2026	384	404
5.00%, Due 3/1/2034	460	496
5.50%, Due 6/1/2034	255	279
4.50%, Due 9/1/2034	161	171
5.50%, Due 2/1/2035	506	552
5.00%, Due 11/1/2035	631	681
5.50%, Due 12/1/2035	370	403
5.50%, Due 1/1/2036	440	480
5.00%, Due 2/1/2036	385	415
5.50%, Due 4/1/2036	822	897
6.00%, Due 9/1/2036	163	179
6.50%, Due 9/1/2036	626	699
6.50%, Due 12/1/2036	305	340
5.50%, Due 2/1/2037	473	514
5.50%, Due 8/1/2037	1,270	1,386
6.00%, Due 9/1/2037	439	483
6.00%, Due 1/1/2038	695	763
5.50%, Due 3/1/2038	1,270	1,392
5.00%, Due 4/1/2038	449	484
5.00%, Due 6/1/2038	521	561
5.50%, Due 6/1/2038	955	1,038
4.50%, Due 1/1/2040	3,084	3,265
5.00%, Due 5/1/2040	3,476	3,763
5.50%, Due 6/1/2040	2,336	2,537
4.50%, Due 8/1/2040	2,040	2,160
4.00%, Due 9/1/2040	2,020	2,103
4.00%, Due 1/1/2041	1,931	2,010
5.00%, Due 1/1/2041	2,017	2,183
4.00%, Due 2/1/2041	1,236	1,295
4.50%, Due 4/1/2041	964	1,021
4.50%, Due 5/1/2041	1,949	2,070
4.50%, Due 8/1/2041	2,179	2,307

		44,807

Government National Mortgage Association - 6.82%
6.50%, Due 3/15/2028	215	246
6.00%, Due 4/15/2031	254	286
5.50%, Due 2/20/2034	301	336
2.012%, Due 6/15/2035 2011-144 AB	2,000	2,020
1.692%, Due 11/16/2035 2009-148 A	440	443
6.00%, Due 10/15/2038	1,174	1,312
2.989%, Due 3/16/2039 2010-71 AC	1,058	1,097
6.00%, Due 11/15/2039	1,166	1,304
5.50%, Due 2/15/2040	996	1,107
4.50%, Due 10/20/2040	1,335	1,455
5.00%, Due 2/20/2041	1,190	1,311
2.70%, Due 4/16/2043 2011-109 AB	2,991	3,100
2.542%, Due 9/16/2044 2011-96 AC	2,192	2,264
3.20%, Due 11/16/2044 2011-92 B	2,700	2,804

See accompanying notes

American Beacon Intermediate Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
		19,085

National Credit Union Administration - 2.27%
0.643%, Due 3/11/2020 2011 R3 1AC	$3,640	$3,641
0.691%, Due 10/7/2020 2010 R1 1AC	2,695	2,699

		6,340

Total U.S. Agency Mortgage-Backed Obligations (Cost $85,737)		88,285

U.S. TREASURY OBLIGATIONS - 12.61%
U.S. Treasury Bonds - 4.91%
6.25%, Due 8/15/2023	1,400	1,949
6.875%, Due 8/15/2025	770	1,150
5.25%, Due 11/15/2028	750	991
4.75%, Due 2/15/2037	800	1,029
4.50%, Due 8/15/2039	1,010	1,260
4.25%, Due 11/15/2040	5,110	6,139
4.75%, Due 2/15/2041	700	910
4.375%, Due 5/15/2041	255	313

		13,741

U.S. Treasury Notes - 7.70%
2.625%, Due 7/31/2014	2,000	2,122
2.00%, Due 1/31/2016	3,805	4,000
2.00%, Due 4/30/2016	4,680	4,918
3.125%, Due 10/31/2016	1,400	1,544
3.625%, Due 2/15/2020	700	795
3.625%, Due 2/15/2021	5,995	6,789
3.125%, Due 5/15/2021	1,285	1,397

		21,565

Total U.S. Treasury Obligations (Cost $32,353)		35,306

	Shares
SHORT-TERM INVESTMENTS - 3.12% (Cost $8,724)
JPMorgan U.S. Government Money Market Fund	8,724,027	8,724

TOTAL INVESTMENTS - 97.31% (Cost 259,337)		272,374
OTHER ASSETS, NET OF LIABILITIES - 2.69%		7,519

TOTAL NET ASSETS - 100.00%		$279,893

Percentages are stated as a percent of net assets.

A	Limited Liability Company.
B

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $13,279 or 4.74% of net assets. The Fund has no right to demand registration of these securities.

C	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
D	Limited Partnership.
E	REIT -Real Estate Investment Trust.

See accompanying notes

American Beacon Short-Term Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATIONS - 47.13%
Finance - 26.94%
ABN Amro Bank N.V., 2.198%, Due 1/30/2014A B	$2,000	$1,962
American Express Co., 7.25%, Due 5/20/2014	1,000	1,132
American International Group, Inc.,
3.65%, Due 1/15/2014	2,000	1,967
4.25%, Due 9/15/2014	600	590
ANZ National International Ltd., 1.351%, Due 12/20/2013A B	2,000	1,989
Bank of America Corp.,
1.848%, Due 1/30/2014A	2,000	1,895
0.677%, Due 9/15/2014A	1,290	1,145
Barclays Bank plc, 5.45%, Due 9/12/2012	1,000	1,028
Citigroup, Inc.,
1.302%, Due 4/1/2014A	1,000	963
0.548%, Due 11/5/2014A	2,573	2,406
CME Group, Inc., 5.40%, Due 8/1/2013	250	268
Credit Suisse, 5.00%, Due 5/15/2013	2,000	2,081
Danske Bank A/S, 1.451%, Due 4/14/2014A B	3,000	2,883
Dexia Credit Local, 0.731%, Due 3/5/2013A B	3,000	2,818
HSBC Finance Corp., 0.653%, Due 1/15/2014A	1,000	933
ING Bank N.V., 1.737%, Due 6/9/2014A B	3,000	2,951
Lloyds TSB Bank plc, 2.766%, Due 1/24/2014A	2,000	1,940
MassMutual Global Funding II, 3.625%, Due 7/16/2012B	500	510
MetLife Institutional Funding II, 1.274%, Due 4/4/2014A B	3,000	2,993
Metropolitan Life Global Funding I, 2.875%, Due 9/17/2012B	1,000	1,015
Monumental Global Funding III, 0.603%, Due 1/15/2014A B	1,000	971
Morgan Stanley, 0.883%, Due 10/15/2015A	3,000	2,635
National Australia Bank Ltd., 1.372%, Due 7/25/2014A B	3,000	3,033
Nationwide Building Society, 5.50%, Due 7/18/2012B	1,000	1,029
Pricoa Global Funding I, 5.40%, Due 10/18/2012B	500	520
Prudential Financial, Inc., 4.50%, Due 7/15/2013	1,000	1,050
Societe Generale S.A., 1.441%, Due 4/11/2014A B	2,000	1,821
Svenska Handelsbanken AB, 4.875%, Due 6/10/2014B	1,500	1,592
The Goldman Sachs Group, Inc.,
4.75%, Due 7/15/2013	2,000	2,060
0.816%, Due 7/22/2015A	1,000	893
Wachovia Bank NA, 0.637%, Due 11/3/2014A	1,000	931

		50,004

Industrials - 16.99%
American Honda Finance Corp., 4.625%, Due 4/2/2013B	1,000	1,044
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, Due 10/15/2012	1,000	1,021
2.50%, Due 3/26/2013	1,000	1,024
BP Capital Markets plc, 0.937%, Due 3/11/2014A	3,000	3,003
Burlington Northern Santa Fe Corp., 4.875%, Due 1/15/2015	1,000	1,108
Caterpillar Financial Services Corp., 4.25%, Due 2/8/2013	500	521
Cellco Partnership, 5.25%, Due 2/1/2012	1,000	1,011
Comcast Cable Communications Holdings, Inc., 8.375%, Due 3/15/2013	1,365	1,498
Daimler Finance North America LLC, 0.973%, Due 3/28/2014A B C	2,000	1,970
EOG Resources Canada, Inc., 4.75%, Due 3/15/2014B	1,000	1,075
France Telecom S.A., 4.375%, Due 7/8/2014	1,000	1,078
General Mills, Inc., 5.25%, Due 8/15/2013	1,000	1,074
Hewlett-Packard Co.,
4.50%, Due 3/1/2013A	1,000	1,041
0.719%, Due 5/30/2014A	1,000	984
John Deere Capital Corp., 5.25%, Due 10/1/2012	1,000	1,041
Johnson Controls, Inc., 1.75%, Due 3/1/2014	500	504
Kraft Foods, Inc., 5.625%, Due 11/1/2011	64	64
Nissan Motor Acceptance Corp., 4.50%, Due 1/30/2015B	1,000	1,050
Quest Diagnostics, Inc., 1.208%, Due 3/24/2014A	1,000	1,005
Telefonica Emisiones SAU, 0.594%, Due 2/4/2013A	1,000	964
Time Warner Cable, Inc., 5.40%, Due 7/2/2012	1,000	1,029

See accompanying notes

American Beacon Short-Term Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
Tyco International Finance S.A., 4.125%, Due 10/15/2014	$500	$536
Union Pacific Corp.,
6.50%, Due 4/15/2012	500	512
5.45%, Due 1/31/2013	1,000	1,056
Verizon Communications, Inc., 0.973%, Due 3/28/2014A	3,000	3,011
Volkswagen International Finance N.V.,
1.625%, Due 8/12/2013B	1,000	1,003
0.984%, Due 4/1/2014A B	2,000	2,005
Xerox Corp., 5.65%, Due 5/15/2013	300	317

		31,549

Utilities - 3.20%
Dominion Resources, Inc., 5.70%, Due 9/17/2012	1,000	1,039
DTE Energy Co., 1.031%, Due 6/3/2013A	1,000	1,000
EDF S.A., 5.50%, Due 1/26/2014B	1,000	1,085
Midamerican Energy Holdings Co., 3.15%, Due 7/15/2012	1,000	1,016
NextEra Energy Capital Holdings, Inc., 0.672%, Due 11/9/2012A	1,000	1,000
Pacific Gas & Electric Co., 6.25%, Due 12/1/2013	730	804

		5,944

Total Corporate Obligations (Cost $88,291)		87,497

ASSET-BACKED SECURITIES - 15.79%
Ally Master Owner Trust,
0.873%, Due 5/15/2016, 2011-3 A1A	2,000	1,994
1.043%, Due 9/15/2016, 2011-4 A1A	4,000	3,954
Bank of America Auto Trust,
2.67%, Due 7/15/2013, 2009-1A A3B	217	218
2.13%, Due 9/15/2013, 2009-2A A3B	317	318
BMW Floorplan Master Owner Trust, 1.393%, Due 9/15/2014, 2009-1A AA B	2,000	2,011
Capital One Multi-Asset Execution Trust, 4.70%, Due 6/15/2015, 2005-A7 A7	2,300	2,373
CarMax Auto Owner Trust, 0.72%, Due 11/15/2013, 2011-1 A2	995	996
Ford Credit Auto Owner Trust, 2.17%, Due 10/15/2013, 2009-D A3	462	465
Ford Credit Floorplan Master Owner Trust,
1.793%, Due 9/15/2014, 2009-2 AA	3,200	3,228
0.843%, Due 2/15/2016, 2011-1 A2A	2,000	1,998
GE Dealer Floorplan Master Note Trust, 0.845%, Due 7/20/2016, 2011-1 AA	2,500	2,500
GE Equipment Midticket LLC, 2.34%, Due 6/17/2013, 2009-1 A3C	174	175
GE Equipment Small Ticket LLC, 1.45%, Due 1/21/2018, 2011-1 A3B C	1,000	1,007
GE Equipment Transportation LLC, 1.00%, Due 11/20/2013, 2011-1 A3C	2,000	2,002
Harley-Davidson Motorcycle Trust, 5.52%, Due 11/15/2013, 2007-3 A4	509	515
Honda Auto Receivables Owner Trust, 2.31%, Due 5/15/2013, 2009-3 A3	498	501
Nissan Auto Lease Trust, 1.12%, Due 12/15/2013, 2010-B A3	1,000	1,004
Nissan Master Owner Trust Receivables, 1.393%, Due 1/15/2015, 2010-AA AA B	3,000	3,024
Volkswagen Auto Loan Enhanced Trust, 6.24%, Due 7/20/2015, 2008-2 A4A	1,000	1,033

Total Asset-Backed Securities (Cost $29,313)		29,316

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.60%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
4.561%, Due 11/10/2041, 2004-5 A3	70	70
5.634%, Due 4/10/2049, 2007-2 A2	388	398
GS Mortgage Securities Corp II, 2.716%, Due 2/10/2021, 2011-ALF AB	1,500	1,498
JP Morgan Chase Commercial Mortgage Securities Corp., 3.853%, Due 6/15/2043, 2010-C1 A1B	972	1,011

Total Non-Agency Mortgage-Backed Obligations (Cost $2,942)		2,977

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 31.58%
Government National Mortgage Association - 22.11%
1.864%, Due 8/16/2031 2010-141 A	3,488	3,520
2.239%, Due 12/16/2031 2009-115 IO	2,882	2,941
2.45%, Due 7/16/2032 2011-109 A	3,979	4,079
2.25%, Due 5/16/2033 2011-92 A	3,972	4,055
2.25%, Due 8/16/2034 2011-78 A	2,478	2,527
2.21%, Due 11/16/2034 2011-16 A	2,950	3,009
1.692%, Due 11/16/2035 2009-148 A	2,935	2,956

See accompanying notes

American Beacon Short-Term Bond Fund

Schedule of Investments

October 31, 2011

	Par Amount	Fair Value
	(000’s)	(000’s)
2.21%, Due 12/16/2035 2011-31 A	$2,958	$3,019
2.782%, Due 6/16/2036 2010-13 AD	1,919	1,985
3.069%, Due 6/16/2036 2010-52 A	2,843	2,983
2.161%, Due 11/16/2036 2011-96 AB	2,983	3,044
2.45%, Due 7/16/2038 2011-49 A	2,969	3,050
2.989%, Due 3/16/2039 2010-71 AC	1,839	1,907
3.210%, Due 10/16/2039 2010-22 AB	1,896	1,984

		41,059

National Credit Union Administration - 9.47%
0.691%, Due 1/8/2020 2011 R1 1AA	6,582	6,601
0.641%, Due 2/6/2020 2011 R2 1AA	1,747	1,748
0.643%, Due 3/11/2020 2011 R3 1AA	7,218	7,221
0.621%, Due 4/6/2020 2011 R5 1AA	1,358	1,359
1.84%, Due 10/7/2020 2010-R1 2A	635	643

		17,572

Total U.S. Agency Mortgage-Backed Obligations (Cost $58,125)		58,631

U.S. TREASURY OBLIGATIONS - 3.71%
U.S. Treasury Note,
2.50%, Due 3/31/2015,	4,500	4,801
1.75%, Due 7/31/2015,	2,000	2,083

Total U.S. Treasury Obligations (Cost $6,511)		6,884

	Shares
SHORT-TERM INVESTMENTS - 0.28% (Cost $519)
JPMorgan U.S. Government Money Market Fund	518,927	519

TOTAL INVESTMENTS - 100.09% (Cost 185,701)		185,824
LIABILITIES, NET OF OTHER ASSETS - (0.09%)		(187)

TOTAL NET ASSETS - 100.00%		$185,637

Percentages are stated as a percent of net assets.

A	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
B

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $44,406 or 23.92% of net assets. The Fund has no right to demand registration of these securities.

C	Limited Liability Company.

See accompanying notes

American Beacon Funds

Statements of Assets and Liabilities

October 31, 2011 (in thousands except share and per share amounts)

	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Assets:
Investments in unaffiliated securities, at fair value A	$116,092	$149,099	$272,374	$185,824
Receivable for investments sold	828	—	763	—
Dividends and interest receivable	2,596	1,016	1,948	620
Receivable for fund shares sold	4,904	413	8,291	79
Receivable for tax reclaims	1	4	5	3
Receivable for expense reimbursement (Note 2)	—	5	1	10
Prepaid expenses	24	38	28	20

Total assets	124,445	150,575	283,410	186,556

Liabilities:
Payable for investments purchased	1,313	—	3,245	—
Payable for fund shares redeemed	378	31	164	818
Dividends payable	48	2	1	5
Management and investment advisory fees payable (Note 2)	151	140	46	32
Administrative service and service fees payable (Note 2)	16	56	13	23
Professional fees payable	29	29	32	28
Trustee fees payable	2	1	4	3
Prospectus and shareholder reports	19	3	6	4
Other liabilities	7	2	6	6

Total liabilities	1,963	264	3,517	919

Net Assets	$122,482	$150,311	$279,893	$185,637

Analysis of Net Assets:
Paid-in-capital	127,970	142,679	264,088	193,502
Undistributed net investment income	150	(149)	502	(308)
Accumulated net realized gain (loss)	(2,523)	712	2,266	(7,680)
Unrealized appreciation or depreciation of investments	(3,115)	7,069	13,037	123

Net assets	$122,482	$150,311	$279,893	$185,637

Shares outstanding (no par value):
Institutional Class	4,735,428	N/A	25,054,126	18,009,975

Y Class	1,223	49,819	5,428	39,380

Investor Class	870,724	13,604,594	340,013	2,815,982

A Class	13,507	71,018	53,253	393,598

C Class	46,463	146,234	26,058	42,538

AMR Class	8,444,590	N/A	N/A	N/A

Net asset value, offering and redemption price per share:
Institutional Class	$8.68	N/A	$10.99	$8.71

Y Class	$8.69	$10.83	$11.03	$8.73

Investor Class	$8.68	$10.84	$10.97	$8.72

A Class (net asset value and redemption price)	$8.69	$10.85	$10.96	$8.71

A Class (offering price)	$9.12	$11.39	$11.51	$8.93

C Class	$8.67	$10.85	$10.97	$8.72

AMR Class	$8.68	N/A	N/A	N/A

A Cost of investments in unaffiliated securities	$119,207	$142,030	$259,337	$185,701

See accompanying notes

American Beacon Funds

Statements of Operations

For the year ended October 31, 2011 (in thousands)

	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$29	$266	$2	$1
Interest income	13,046	4,399	9,726	3,740
Miscellaneous Income	—	2	—	—

Total investment income	13,075	4,667	9,728	3,741

Expenses:
Management and investment advisory fees (Note 2)	623	460	561	356
Administrative service fees (Note 2):
Institutional Class	126	—	143	77
Y Class	—	1	—	1
Investor Class	76	424	11	84
A Class	—	2	2	6
C Class	1	5	1	1
AMR Class	41	—	—	—
Transfer agent fees:
Institutional Class	11	—	12	5
Y Class	2	5	—	2
Investor Class	4	7	1	9
A Class	2	4	—	3
C Class	2	—	—	2
AMR Class	4	—	—	—
Custody and fund accounting fees	19	18	36	22
Professional fees	35	35	41	36
Registration fees and expenses	56	66	78	76
Service fees (Note 2):
Investor Class	63	514	9	70
A Class	—	1	1	2
C Class	—	2	—	1
Distribution fees (Note 2):
A Class	—	1	1	3
C Class	2	12	2	3
Prospectus and shareholder reports	46	18	69	46
Trustee fees	12	10	24	13
Other expenses	15	11	22	15

Total expenses	1,140	1,596	1,014	833

Net (fees waived and expenses reimbursed) (Note 2)	(6)	(10)	(4)	(47)

Net expenses	1,134	1,586	1,010	786

Net investment income	11,941	3,081	8,718	2,955

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	8,136	2,521	2,756	1,206
Commission recapture (Note 3)	—	1	—	—
Change in net unrealized appreciation or depreciation of:
Investments	(12,888)	(1,793)	(635)	(3,806)

Net gain (loss) on investments	(4,752)	729	2,121	(2,600)

Net increase in net assets resulting from operations	$7,189	$3,810	$10,839	$355

A Foreign taxes	$—	$3	$—	$—

See accompanying notes

American Beacon Funds

Statements of Changes in Net Assets (in thousands)

	High Yield Bond Fund		Retirement Income and Appreciation Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$11,941	$19,682	$3,081	$3,236
Net realized gain on investments	8,136	17,096	2,522	871
Change in net unrealized appreciation or depreciation of investments	(12,888)	(1,037)	(1,793)	5,410

Net increase in net assets resulting from operations	7,189	35,741	3,810	9,517

Distributions to Shareholders:
Net investment income:
Institutional Class	(3,296)	(3,870)	—	—
Y Class	—	—	(13)	(2)
Investor Class	(1,941)	(6,758)	(3,349)	(3,375)
A Class	(5)	—	(10)	—
C Class	(11)	—	(17)	(1)
AMR Class	(6,684)	(9,049)	—	—

Net distributions to shareholders	(11,937)	(19,677)	(3,389)	(3,378)

Capital Share Transactions:
Proceeds from sales of shares	37,430	256,394	49,115	41,365
Reinvestment of dividends and distributions	11,132	17,683	3,264	2,727
Cost of shares redeemed	(107,035)	(335,193)	(30,079)	(16,368)
Redemption fees	32	74	—	—

Net increase (decrease) in net assets from capital share transactions	(58,441)	(61,042)	22,300	27,724

Net increase (decrease) in net assets	(63,189)	(44,978)	22,721	33,863

Net Assets:
Beginning of period	185,671	230,649	127,590	93,727

End of Period *	$122,482	$185,671	$150,311	$127,590

* Includes undistributed net investment income (loss) of	$150	$503	$(149)	$(62)

See accompanying notes

American Beacon Funds

Statements of Changes in Net Assets (in thousands)

	Intermediate Bond Fund		Short-Term Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,718	$8,674	$2,955	$3,569
Net realized gain on investments	2,756	5,763	1,206	1,400
Change in net unrealized appreciation or depreciation of investments	(635)	5,150	(3,806)	837

Net increase in net assets resulting from operations	10,839	19,587	355	5,806

Distributions to Shareholders:
Net investment income:
Institutional Class	(9,074)	(8,812)	(3,233)	(3,855)
Y Class	(3)	(2)	(5)	–
Investor Class	(101)	(89)	(489)	(945)
A Class	(10)	–	(20)	–
C Class	(5)	(1)	(3)	–
Net realized gain on investments:
Institutional Class	(4,838)	–	–	–
Y Class	(6)	–	–	–
Investor Class	(63)	–	–	–
A Class	(2)	–	–	–
C Class	(6)	–	–	–

Net distributions to shareholders	(14,108)	(8,904)	(3,750)	(4,800)

Capital Share Transactions:
Proceeds from sales of shares	64,388	210,797	97,611	84,366
Reinvestment of dividends and distributions	14,072	8,901	3,703	4,725
Cost of shares redeemed	(90,614)	(148,261)	(66,867)	(90,705)

Net increase (decrease) in net assets from capital share transactions	(12,154)	71,437	34,447	(1,614)

Net increase (decrease) in net assets	(15,423)	82,120	31,052	(608)

Net Assets:
Beginning of period	295,316	213,196	154,585	155,193

End of Period *	$279,893	$295,316	$185,637	$154,585

* Includes undistributed net investment income (loss) of	$502	$501	$(308)	$(539)

See accompanying notes

American Beacon Funds

Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 20 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon High Yield Bond Fund, the American Beacon Retirement Income and Appreciation Fund, the American Beacon Intermediate Bond Fund, and the American Beacon Short-Term Bond Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitles and obligates a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles, (“U.S. GAAP”) and International Financial Reporting Standards (IFRSs). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements has not been determined.

American Beacon Funds

Notes to Financial Statements

October 31, 2011

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the High Yield Bond, Retirement Income and Appreciation, and Intermediate Bond Funds are managed by one or more investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the High Yield Bond and Retirement Income and Appreciation Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of 0.20% of the average daily net assets of the Intermediate Bond Fund and pays a portion of its fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager is one of the investment advisors of the Retirement Income and Appreciation Fund and receives an annualized fee of 0.15% on the portion of assets managed by the Manager. The Manager serves as the sole investment advisor to the Short-Term Bond Fund. Management fees paid during the year ended October 31, 2011 were as follows (dollars in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
High Yield Bond	0.30%-0.45%	623	548	75
Retirement Income and Appreciation	0.20%-0.80%	460	388	72
Intermediate Bond	0.20%-0.35%	561	230	331
Short-Term Bond	0.20%	356	—	356

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of each Fund, 0.40% of the average daily net assets of the A and C Classes of each Fund, and 0.05% of the average daily net assets of the AMR Class, except for the Institutional Class of the Intermediate and Short-Term Bond Funds from which the Manager receives a fee of 0.05% of average daily net assets.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plan”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of each A Class and 1.00% of the average daily net assets of each C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

American Beacon Funds

Notes to Financial Statements

October 31, 2011

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of each Fund. Service fees for the Y Class for the period ended October 31, 2011 were less than $500.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the year ended October 31, 2011, the Funds did not utilize the credit facility.

Reimbursement of Expenses

The Manager voluntarily and contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded the Fund’s expense cap. Of these amounts, approximately $5,000, $1,000, and $10,000 was receivable from the Manager at October 31, 2011 for the Retirement Income and Appreciation, Intermediate Bond, and Short-Term Bond Funds, respectively. For the period ended October 31, 2011, the Manager reimbursed expenses as follows:

		Expense Caps
Funds	Class	11/1/10 to 2/28/11	3/1/11 to 10/31/11	Reimbursed Expenses	Expiration of Reimbursements
High Yield Bond	Y*	N/A	N/A	$1,657	2014
High Yield Bond	A	1.12%	1.12%	1,864	2014
High Yield Bond	C	1.87%	1.87%	2,053	2014
Retirement Income and Appreciation	Y*	N/A	N/A	4,856	2014
Retirement Income and Appreciation	Investor*	N/A	N/A	150	2014
Retirement Income and Appreciation	A	N/A	1.14%	3,890	2014
Retirement Income and Appreciation	C	N/A	1.96%	530	2014
Intermediate Bond	Y	0.65%	0.65%	87	2014
Intermediate Bond	Investor	0.79%	0.79%	2,557	2014
Intermediate Bond	A	0.99%	0.99%	547	2014
Intermediate Bond	C	1.74%	1.74%	341	2014
Short-Term Bond	Y	0.65%	0.64%	2,269	2014
Short-Term Bond*	Investor	0.79%	0.79%	34,558	2014
Short-Term Bond	A	0.85%	0.85%	7,426	2014
Short Term Bond	C	1.60%	1.60%	2,857	2014

*	Voluntary reimbursement.

Expense Reimbursement Plan

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability for the High Yield Bond Fund is $11 expiring in 2013; the Intermediate Bond Fund $10,509 and $2,320 expiring in 2012 and 2013, respectively; and for the Short-Term Bond Fund $73,068 and $64,863 expiring in 2012 and 2013, respectively. During the year ended October 31, 2011, the Funds have not recorded a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely.

American Beacon Funds

Notes to Financial Statements

October 31, 2011

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Funds generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund’s Statement of Operations.

American Beacon Funds

Notes to Financial Statements

October 31, 2011

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The High Yield Bond Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 – Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon Funds

Notes to Financial Statements

October 31, 2011

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that

American Beacon Funds

Notes to Financial Statements

October 31, 2011

the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of October 31, 2011, the investments were classified as described below (in thousands):

High Yield Bond Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$447	$—	$53	$500
Preferred Stocks	945	119	—	1,064
Convertible Preferred Stock	275	—	—	275
Convertible Obligations	—	1,118	—	1,118
Corporate Obligations	—	106,413	—	106,413
Short-Term Investments	6,722	—	—	6,722

Total Investments in Securities	$8,389	$107,650	$53	$116,092

Retirement Income and Appreciation Fund	Level 1	Level 2	Level 3	Total
Common Stock	$7,649	$—	$—	$7,649
Convertible Preferred	595	—	—	595
Preferred Stocks	1,328	174	—	1,502
Convertible Obligations	—	17,983	—	17,983
Corporate Obligations	—	55,009	—	55,009
Other Government Obligations	—	588	—	588
U.S. Agency Obligations	—	309	—	309
Asset-Backed Obligations	—	4,401	—	4,401
Non-Agency Mortgage-Backed Obligations	—	5,334	—	5,334
U.S. Agency Mortgage-Backed Obligations	—	38,570	—	38,570
U.S. Treasury Obligations	—	9,924	—	9,924
Short-Term Investments	7,235	—	—	7,235

Total Investments in Securities	$16,807	$132,292	$—	$149,099

American Beacon Funds

Notes to Financial Statements

October 31, 2011

Intermediate Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$119,287	$—	$119,287
Other Government Obligations	—	827	—	827
U.S. Agency Obligations	—	831	—	831
Asset-Backed Obligations	—	7,558	—	7,558
Non-Agency Mortgage-Backed Obligations	—	11,556	—	11,556
U.S. Agency Mortgage-Backed Obligations	—	88,285	—	88,285
U.S. Treasury Obligations	—	35,306	—	35,306
Short-Term Investments	8,724	—	—	8,724

Total Investments in Securities	$8,724	$263,650	$—	$272,374

Short-Term Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$87,497	$—	$87,497
Asset-Backed Obligations	—	29,316	—	29,316
Non-Agency Mortgage-Backed Obligations	—	2,977	—	2,977
U.S. Agency Mortgage-Backed Obligations	—	58,631	—	58,631
U.S. Treasury Obligations	—	6,884	—	6,884
Short-Term Investments	519	—	—	519

Total Investments in Securities	$519	$185,305	$—	$185,824

As of October 31, 2011, there were no significant transfers into or out of any level for the Retirement Income and Appreciation, Intermediate Bond, and Short-Term Bond Funds. For the High Yield Bond Fund, $52,796 was transferred from Common Stock Level 1 to Level 3.

The following is a reconciliation of Level 3 assets of the High Yield Bond Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Convertible Obligations	Corporate Obligations	Totals
Balance as of October 31, 2010	$—	$—	$—	$—	$—	$—
Realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation or depreciation	53	—	—	—	—	53
Purchases	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Transfer into Level 3	—	—	—	—	—	—
Transfer out of Level 3	—	—	—	—	—	—

Balance as of October 31, 2011	53	—	—	—	—	53

Change in unrealized at period end*	$53	$—	$—	$—	$—	$53

*	Change in unrealized appreciation or depreciation attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or depreciation on the Statement of Operations.

4. Securities and Other Investments

Payment In-Kind Securities

Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

American Beacon Funds

Notes to Financial Statements

October 31, 2011

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended October 31, 2011 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

5. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows (in thousands)

	High Yield Bond		Retirement Income and Appreciation
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Distributions paid from:
Ordinary income*
Institutional Class	$3,296	$3,870	$—	$—
Y Class	—	—	13	2
Investor Class	1,941	6,758	3,349	3,375
A Class	5	—	10	—
C Class	11	—	17	1
AMR Class	6,684	9,049	—	—

Total distributions paid	$11,937	$19,677	$3,389	$3,378

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon Funds

Notes to Financial Statements

October 31, 2011

	Intermediate Bond		Short-Term Bond
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Distributions paid from:
Ordinary income*
Institutional Class	$12,384	$8,812	$3,233	$3,855
Y Class	8	2	5	—
Investor Class	144	89	489	945
A Class	11	—	20	—
C Class	9	1	3	—
Capital Gains
Institutional Class	1,528	—	—	—
Y Class	1	—	—	—
Investor Class	20	—	—	—
A Class	1	—	—	—
C Class	2	—	—	—

Total distributions paid	$14,108	$8,904	$3,750	$4,800

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2011, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Cost basis of investments for federal income tax purposes	$119,761	$142,284	$259,351	$186,540

Unrealized appreciation	4,272	8,364	13,644	1,422
Unrealized depreciation	(7,941)	(1,549)	(621)	(2,138)

Net unrealized appreciation or depreciation	(3,669)	6,815	13,023	(716)

Undistributed ordinary income	199	55	504	536
Accumulated long-term gain (loss)	(1,970)	763	2,280	(7,680)
Other temporary differences	(48)	(1)	(2)	(5)

Distributable earnings (deficit)	$(5,488)	$7,632	$15,805	$(7,865)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, book amortization for premiums, and income adjustments associated with contingent payment debt instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, and dividend reclasses that have been reclassified as of October 31, 2011 (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Paid-in-capital	$353	$(165)	$(2)	$2
Undistributed net investment income	(357)	221	476	1,026
Accumulated net realized gain (loss)	4	(56)	(474)	(1,027)
Unrealized appreciation or depreciation of investments	—	—	—	(1)

American Beacon Funds

Notes to Financial Statements

October 31, 2011

At October 31, 2011, capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

Fund	2014	2015	2016	2017	Total
High Yield Bond	—	—	—	1,970	1,970
Short-Term Bond	2,015	467	5,198	—	7,680

The High Yield Bond, Retirement Income and Appreciation, and Short-Term Bond Funds utilized $7,732, $1,748, and $179, respectively, of net capital loss carryovers for the year ended October 31, 2011.

6. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2011 were as follows (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Purchases (excluding U.S. government securities)	$211,284	$93,156	$204,444	$147,611
Sales and maturities (excluding U.S. government securities)	275,488	74,121	225,454	111,978
Purchases of U.S. government securities	—	11,888	89,083	4,058
Sales and maturities of U.S. government securities	—	27,966	129,789	15,568

7. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

Year Ended October 31, 2011

	Institutional Class			Y Class			Investor Class
High Yield Bond Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	1,069	$9,564		1	$10		495	$4,488
Reinvestment of dividends	291	2,618		—	—		201	1,821
Shares redeemed	(1,203)	(10,767	)*	—	—	*	(5,802)	(53,202	)*

Net increase (decrease) in shares outstanding	157	$1,415		1	$10		(5,106)	$(46,893)

	AMR Class			A Class			C Class
High Yield Bond Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	2,566	$22,915		9	$82		43	$371
Reinvestment of dividends	742	6,684		—	4		—	5
Shares redeemed	(4,800)	(43,025	)*	—	(1	)*	(1)	(8	)*

Net increase (decrease) in shares outstanding	(1,492)	$(13,426)		9	$85		42	$368

* Net of Redemption Fees

	Y Class			Investor Class			A Class
Retirement Income and Appreciation Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	25	$261		4,427	$47,560		55	$591
Reinvestment of dividends	1	13		300	3,228		1	9
Shares redeemed	(10)	(103)		(2,778)	(29,805)		—	(1)

Net increase in shares outstanding	16	$171		1,949	$20,983		56	$599

American Beacon Funds

Notes to Financial Statements

October 31, 2011

	C Class
Retirement Income and Appreciation Fund	Shares	Amount
Shares sold	65	$704
Reinvestment of dividends	2	14
Shares redeemed	(16)	(170)

Net increase in shares outstanding	51	$548

	Institutional Class		Y Class		Investor Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,783	$62,684	5	$53	93	$1,002
Reinvestment of dividends	1,295	13,905	1	10	14	153
Shares redeemed	(8,216)	(88,876)	(35)	(369)	(112)	(1,210)

Net (decrease) in shares outstanding	(1,138)	$(12,287)	(29)	$(306)	(5)	$(55)

	A Class		C Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount
Shares sold	55	$587	6	$61
Reinvestment of dividends	—	1	—	3
Shares redeemed	(6)	(61)	(9)	(97)

Net increase (decrease) in shares outstanding	49	$527	(3)	$(33)

	Institutional Class		Y Class		Investor Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,973	$70,089	37	$323	2,600	$22,888
Reinvestment of dividends	368	3,231	1	5	52	456
Shares redeemed	(5,105)	(44,890)	(4)	(31)	(2,442)	(21,414)

Net increase in shares outstanding	3,236	$28,430	34	$297	210	$1,930

	A Class		C Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	422	$3,711	68	$600
Reinvestment of dividends	1	9	—	2
Shares redeemed	(34)	(304)	(26)	(228)

Net increase in shares outstanding	389	$3,416	42	$374

Period Ended October 31, 2010

	Institutional Class			Y Class			Investor Class
High Yield Bond Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	1,192	$10,318		—	$1		10,613	$91,795
Reinvestment of dividends	228	1,978		—	—		767	6,656
Shares redeemed	(2,453)	(21,256	)*	—	—	*	(16,175)	(139,538	)*

Net increase (decrease) in shares outstanding	(1,033)	$(8,960)		—	$1		(4,795)	$(41,087)

	AMR Class			A Class			C Class
High Yield Bond Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	17,993	$154,205		4	$39		4	$36
Reinvestment of dividends	1,042	9,049		—	—		—	—
Shares redeemed	(20,103)	(174,325	)*	—	—	*	—	—	*

Net increase (decrease) in shares outstanding	(1,068)	$(11,071)		4	$39		4	$36

* Net of Redemption Fees

American Beacon Funds

Notes to Financial Statements

October 31, 2011

	Y Class		Investor Class		A Class
Retirement Income and Appreciation Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	34	$357	3,818	$39,811	15	$164
Reinvestment of dividends	—	2	262	2,724	—	—
Shares redeemed	—	—	(1,567)	(16,368)	—	—

Net increase in shares outstanding	34	$359	2,513	$26,167	15	$164

	C Class
Retirement Income and Appreciation Fund	Shares	Amount
Shares sold	96	$1,033
Reinvestment of dividends	—	1
Shares redeemed	—	—

Net increase in shares outstanding	96	$1,034

	Institutional Class		Y Class		Investor Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	19,109	$208,277	34	$381	163	$1,767
Reinvestment of dividends	812	8,811	—	2	8	88
Shares redeemed	(13,473)	(147,900)	—	(2)	(33)	(359)

Net increase in shares outstanding	6,448	$69,188	34	$381	138	$1,496

	A Class		C Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount
Shares sold	4	$46	29	$326
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	4	$46	29	$326

	Institutional Class		Y Class		Investor Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,254	$28,766	6	$51	6,276	$55,504
Reinvestment of dividends	435	3,852	—	—	99	873
Shares redeemed	(3,048)	(26,963)	—	—	(7,209)	(63,742)

Net increase (decrease) in shares outstanding	641	$5,655	6	$51	(834)	$(7,365)

	A Class		C Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	5	$44	—	$1
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	5	$44	—	$1

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American Beacon High Yield Bond Fund

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class							Y Class
	Year Ended October 31,							Year Ended October 31,		March 1 to October 31,
	2011H		2010		2009	2008A	2007	2011H		2010
Net asset value, beginning of period	$9.05		$8.42		$6.77	$10.11	$10.20	$9.06		$8.63

Income from investment operations:
Net investment income	0.71		0.75		0.79	0.78	0.77	0.68		0.50
Net gains (losses) on securities (both realized and unrealized)	(0.37)		0.63		1.66	(3.34)	(0.09)	(0.37)		0.43

Total income (loss) from investment operations	0.34		1.38		2.45	(2.56)	0.68	0.31		0.93

Less distributions:
Dividends from net investment income	(0.71)		(0.75)		(0.80)	(0.78)	(0.77)	(0.68)		(0.50)
Distributions from net realized gains on securities	—		—		—	—	—	—		—

Total distributions	(0.71)		(0.75)		(0.80)	(0.78)	(0.77)	(0.68)		(0.50)

Redemption fees added to beneficial interests	0.00	G	0.00	G	—	—	—	0.00	G	0.00	G

Net asset value, end of period	$8.68		$9.05		$8.42	$6.77	$10.11	$8.69		$9.06

Total return B	3.79%		17.17%		39.06%	(27.03)%	6.85%	3.36%		11.17	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$41,093		$41,459		$47,254	$62,138	$114,911	$11		$1

Ratios to average net assets (annualized):
Expenses, before reimbursements	0.88%		0.79%		0.79%	0.85%	0.86%	27.02%		0.82	%D
Expenses, net of reimbursements	0.88%		0.79%		0.79%	0.85%	0.85%	1.61%		0.82	%D
Net investment income (loss), before reimbursements	7.90%		8.69%		11.46%	8.38%	7.54%	(18.29)%		8.53	%D
Net investment income, net of reimbursements	7.90%		8.69%		11.46%	8.38%	7.55%	7.11%		8.53	%D
Portfolio turnover rate	149%		176%		212%	157%	92%	149%		176	%E

A	On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008 Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F	Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.
G	Amounts represent less than $0.01 per share.
H	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.

American Beacon Funds High Yield Bond Fund

Financial Highlights

(For a share outstanding throughout the period)

Investor Class									AMR Class						A Class				C Class
Year Ended October 31,									Year Ended October 31,				September 4 to October 31,		Year Ended October 31,		May 17 to October 31,		Year Ended October 31,		September 1 to October 31,
2011H		2010		2009	2008A	2007	2011H		2010		2009	2008A	2007		2011H		2010		2011H		2010
$9.06		$8.42		$6.77	$10.11	$10.21	$9.06		$8.42		$6.77	$10.11	$9.94		$9.08		$8.67		$9.05		$8.68

0.69		0.73		0.78	0.75	0.75	0.74		0.78		0.81	0.80	0.12		0.69		0.32		0.63		0.09
(0.38)		0.64		1.65	(3.34)	(0.10)	(0.38)		0.63		1.65	(3.34)	0.17		(0.39)		0.41		(0.39)		0.37

0.31		1.37		2.43	(2.59)	0.65	0.36		1.41		2.46	(2.54)	0.29		0.30		0.73		0.24		0.46

(0.69)		(0.73)		(0.78)	(0.75)	(0.75)	(0.74)		(0.77)		(0.81)	(0.80)	(0.12)		(0.69)		(0.32)		(0.62)		(0.09)
—		—		—	—	—	—		—		—	—	—		—		—		—		—

(0.69)		(0.73)		(0.78)	(0.75)	(0.75)	(0.74)		(0.77)		(0.81)	(0.80)	(0.12)		(0.69)		(0.32)		(0.62)		(0.09)

0.00	G	0.00	G	—	—	—	0.00	G	0.00	G	—	—	—		0.00	G	0.00	G	0.00	G	0.00	G

$8.68		$9.06		$8.42	$6.77	$10.11	$8.68		$9.06		$8.42	$6.77	$10.11		$8.69		$9.08		$8.67		$9.05

3.41%		17.00%		38.70%	(27.24)%	6.52%	3.96%		17.59%		39.41%	(26.84)%	2.94	%C	3.31%		8.66	%C	2.67%		5.31	%C

$7,560		$54,142		$90,736	$13,949	$28,758	$73,298		$89,992		$92,659	$44,060	$82,322		$117		$40		$403		$37

1.09%		1.04%		1.01%	1.10%	1.08%	0.60%		0.54%		0.53%	0.58%	0.61	%D	3.93%		1.30	%D	3.15%		2.29	%D
1.09%		1.04%		1.01%	1.10%	1.08%	0.60%		0.54%		0.53%	0.58%	0.61	%D	1.11%		1.12	%D	1.85%		1.87	%D
7.75%		8.48%		9.36%	8.06%	7.32%	8.18%		8.91%		10.34%	8.64%	7.54	%D	4.74%		6.93	%D	5.53%		4.97	%D
7.75%		8.48%		9.36%	8.06%	7.32%	8.18%		8.91%		10.34%	8.64%	7.54	%D	7.56%		7.11	%D	6.82%		5.40	%D
149%		176%		212%	157%	92%	149%		176%		212%	157%	92	%F	149%		176	%E	149%		176	%E

American Beacon Retirement Income and Appreciation Fund

Financial Highlights

(For a share outstanding throughout the period)

	Y Class			Investor Class
	Year Ended October 31,	March 1 to October 31,		Year Ended October 31,
	2011	2010		2011	2010	2009		2008	2007
Net asset value, beginning of period	$10.80	$10.31		$10.81	$10.25	$8.80		$10.50	$10.25

Income from investment operations:
Net investment income	0.26	0.20		0.27	0.36	0.32		0.41	0.36
Net gains (losses) on securities (both realized and unrealized)	0.05	0.49		0.02	0.51	1.53		(1.39)	0.32

Total income (loss) from investment operations	0.31	0.69		0.29	0.87	1.85		(0.98)	0.68

Less distributions:
Dividends from net investment income	(0.28)	(0.20)		(0.26)	(0.31)	(0.40)		(0.49)	(0.42)
Distributions from net realized gains on securities	—	—		—	—	—		(0.23)	(0.01)
Return of capital	—	—		—	—	—	E	—	—

Total distributions	(0.28)	(0.20)		(0.26)	(0.31)	(0.40)		(0.72)	(0.43)

Net asset value, end of period	$10.83	$10.80		$10.84	$10.81	$10.25		$8.80	$10.50

Total return A,F	2.96%	6.78	%B	2.71%	8.60%	21.50%		(10.02)%	6.75%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$539	$367		$147,415	$126,022	$93,727		$100,469	$99,789
Ratios to average net assets (annualized):
Expenses, before reimbursments	1.80%	0.80	%C	1.10%	1.08%	1.01%		0.92%	0.94%
Expenses, net of reimbursements	0.84%	0.80	%C	1.10%	1.08%	1.01%		0.92%	0.94%
Net investment income, before reimbursements	1.45%	2.74	%C	2.15%	2.79%	3.86%		3.64%	3.69%
Net investment income, net of reimbursements	2.41%	2.74	%C	2.15%	2.79%	3.86%		3.64%	3.69%
Portfolio turnover rate	54%	51	%D	54%	51%	53%		76%	103%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
E	The tax return of capital is calculated based on outstanding shares at the time of the distribution. Amounts are less than $0.01 per share.
F

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Funds Retirement Income and Appreciation Fund

Financial Highlights

(For a share outstanding throughout the period)

A Class			C Class
Year Ended October 31,	May 17 to October 31,		Year Ended October 31,	September 1 to October 31,
2011	2010		2011	2010
$10.81	$10.37		$10.82	$10.61

0.23	0.13		0.15	0.03
0.05	0.44		0.04	0.20

0.28	0.57		0.19	0.23

(0.24)	(0.13)		(0.16)	(0.02)
—	—		—	—
—	—		—	—

(0.24)	(0.13)		(0.16)	(0.02)

$10.85	$10.81		$10.85	$10.82

2.61%	5.52	%B	1.75%	2.19	%B

$770	$166		$1,587	$1,035

2.00%	1.20	%C	1.99%	2.33	%C
1.15%	1.14	%C	1.94%	1.96	%C
1.21%	2.03	%C	1.25%	1.40	%C
2.06%	2.10	%C	1.30%	1.77	%C
54%	51	%D	54%	51	%D

American Beacon Intermediate Bond Fund

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,	March 1 to October 31,
	2011	2010	2009	2008	2007	2011	2010
Net asset value, beginning of period	$11.10	$10.69	$9.61	$10.10	$10.02	$11.10	$10.69

Income from investment operations:
Net investment income	0.33	0.39	0.46	0.50	0.50	0.27	0.23
Net gains (losses) on securities (both realized and unrealized)	0.10	0.40	1.07	(0.51)	0.07	0.17	0.41

Total income (loss) from investment operations	0.43	0.79	1.53	(0.01)	0.57	0.44	0.64

Less distributions:
Dividends from net investment income	(0.35)	(0.38)	(0.45)	(0.48)	(0.49)	(0.32)	(0.23)
Distributions from net realized gains on securities	(0.19)	—	—	—	—	(0.19)	—

Total distributions	(0.54)	(0.38)	(0.45)	(0.48)	(0.49)	(0.51)	(0.23)

Net asset value, end of period	$10.99	$11.10	$10.69	$9.61	$10.10	$11.03	$11.10

Total return A	4.11%	7.56%	16.17%	(0.26)%	5.83%	4.19%	6.03	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$275,234	$290,734	$210,983	$147,634	$109,674	$60	$382
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.35%	0.33%	0.32%	0.30%	0.34%	0.73%	0.67	%C
Expenses, net of reimbursements	0.35%	0.33%	0.32%	0.30%	0.34%	0.65%	0.64	%C

Net investment income, before reimbursments	3.12%	3.39%	4.31%	4.70%	4.86%	2.74%	2.58	%C

Net investment income, net of reimbursements	3.12%	3.39%	4.32%	4.70%	4.86%	2.82%	2.60	%C
Portfolio turnover rate	75%	96%	157%	105%	85%	75%	96	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
E	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

American Beacon Intermediate Bond Fund

Financial Highlights

(For a share outstanding throughout the period)

Investor Class				A Class			C Class
Year Ended October 31,		March 2 to October 31,		Year Ended October 31,	May 17 to October 31,		Year Ended October 31,	September 1 to October 31,
2011	2010	2009		2011	2010		2011	2010
$11.08	$10.68	$10.14		$11.07	$10.74		$11.08	$11.05

0.29	0.33	0.27		0.28	0.13		0.19	0.03
0.10	0.41	0.54		0.09	0.33		0.10	0.03

0.39	0.74	0.81		0.37	0.46		0.29	0.06

(0.31)	(0.34)	(0.27)		(0.29)	(0.13)		(0.21)	(0.03)
(0.19)	—	—		(0.19)	—		(0.19)	—

(0.50)	(0.34)	(0.27)		(0.48)	(0.13)		(0.40)	(0.03)

$10.97	$11.08	$10.68		$10.96	$11.07		$10.97	$11.08

3.65%	7.01%	8.05	%B	3.45%	4.31	%B	2.70%	0.56	%B

$3,729	$3,829	$2,213		$584	$46		$286	$325

0.86%	0.83%	1.22	%C	1.13%	1.05	%C	1.86%	2.09	%C
0.79%	0.76%	0.81	%C	0.99%	0.95	%C	1.72%	1.74	%C

2.59%	2.88%	3.33	%C	2.31%	2.15	%C	1.61%	0.88	%C

2.66%	2.95%	3.74	%C	2.46%	2.25	%C	1.75%	1.23	%C
75%	96%	157	%E	75%	96	%D	75%	96	%D

American Beacon Short-Term Bond Fund

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class								Y Class
	Year Ended October 31,								Year Ended October 31,	March 1 to October 31,
	2011	2010	2009		2008		2007		2011	2010
Net asset value, beginning of period	$8.89	$8.83	$8.58		$8.79		$8.74		$8.90	$8.84

Income from investment operations:
Net investment income (loss)	0.26	0.23	0.22	A	0.35	A	0.39	A	0.15	0.15
Net gains (losses) on securities (both realized and unrealized)	(0.25)	0.10	0.33		(0.15)		0.09		(0.15)	0.08

Total income (loss) from investment operations	0.01	0.33	0.55		0.20		0.48		0.00	0.23

Less distributions:
Dividends from net investment income	(0.19)	(0.27)	(0.30)		(0.41)		(0.43)		(0.17)	(0.17)
Distributions from net realized gains on securities	—	—	—		—		—		—	—

Total distributions	(0.19)	(0.27)	(0.30)		(0.41)		(0.43)		(0.17)	(0.17)

Net asset value, end of period	$8.71	$8.89	$8.83		$8.58		$8.79		$8.73	$8.90

Total return B	0.17%	3.78%	6.56%		2.21%		5.61%		0.04%	2.55	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$156,937	$131,314	$124,791		$255,725		$89,427		$344	$51
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.37%	0.35%	0.33%		0.31%		0.37%		1.43%	0.65	%D
Expenses, net of reimbursements	0.37%	0.35%	0.33%		0.31%		0.37%		0.60%	0.64	%D
Net investment income (loss), before reimbursments	1.74%	2.27%	2.61%		3.75%		4.48%		0.57%	1.45	%D
Net investment income (loss), net of reimbursements	1.74%	2.27%	2.62%		3.75%		4.48%		1.40%	1.47	%D
Portfolio turnover rate	65%	60%	140%		21%		40%		65%	60	%E

A

For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

American Beacon Short-Term Bond Fund

Financial Highlights

(For a share outstanding throughout the period)

Investor Class								A Class			C Class
Year Ended October 31,								Year Ended October 31,	May 17 to October 31,		Year Ended October 31,	September 1 to October 31,
2011	2010	2009		2008		2007		2011	2010		2011	2010
$8.89	$8.84	$8.59		$8.81		$8.76		$8.89	$8.84		$8.90	$8.88

0.14	0.08	0.20	A	0.29	A	0.35	A	0.15	0.09		0.12	(0.04)
(0.15)	0.21	0.34		(0.15)		0.09		(0.18)	0.07		(0.21)	0.08

(0.01)	0.29	0.54		0.14		0.44		(0.03)	0.16		(0.09)	0.04

(0.16)	(0.24)	(0.29)		(0.36)		(0.39)		(0.15)	(0.11)		(0.09)	(0.02)
—	—	—		—		—		—	—		—	—

(0.16)	(0.24)	(0.29)		(0.36)		(0.39)		(0.15)	(0.11)		(0.09)	(0.02)

$8.72	$8.89	$8.84		$8.59		$8.81		$8.71	$8.89		$8.72	$8.90

(0.12)%	3.33%	6.34%		1.54%		5.08%		(0.33)%	1.78	%C	(1.00)%	0.48	%C

$24,557	$23,175	$30,402		$7,733		$2,976		$3,428	$44		$371	$1

0.90%	0.86%	0.85%		0.88%		0.98%		1.38%	1.02	%D	2.47%	2.28	%D
0.78%	0.67%	0.54%		0.85%		0.87%		0.84%	0.81	%D	1.55%	1.60	%D
1.18%	1.75%	1.89%		3.16%		3.81%		0.49%	0.49	%D	(0.43)%	(3.57	)%D
1.30%	1.94%	2.20%		3.19%		3.91%		1.03%	0.69	%D	0.49%	(2.88	)%D
65%	60%	140%		21%		40%		65%	60	%E	65%	60	%E

American Beacon Funds

Privacy Policy & Federal Tax Information

October 31, 2011 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended October 31, 2010, which is designated as qualifying for the dividends-received deduction, was as follows:

High Yield Bond Fund	0.15%
Retirement Income and Appreciation Fund	3.47%

For shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2010, which is designated as qualified dividends income under the Jobs and Growth Tax Relief Act of 2003, was as follows:

Retirement Income and Appreciation Fund	5.62%

Shareholders will receive notification in January 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At its May 26, 2011 meeting, the Board of Trustees (“Board”) considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust (collectively the “Funds”) and each Investment Advisory Agreement between the Manager and a subadvisor (“Investment Advisory Agreements” and collectively with the Management Agreement, the “Agreements”). In preparation for the Board’s consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 11, 2011 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•	a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

•

an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•	a description of any payments by the subadvisers to the manager to support the Funds’ marketing efforts;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•

a discussion regarding the firm’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm’s methodology for obtaining best execution and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

•	a certification by the firm regarding the reasonable design of its compliance program;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fees and expense ratios for comparable mutual funds;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 11, 2011 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 26, 2011 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to All Funds

In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 26, 2011 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s generally favorable long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to increase assets in the Funds as demonstrated, for example, by the continued increase in sales personnel; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; the Manager’s commitment to increasing headcount and training employees in conjunction with product expansion; and efforts made by the Manager to retain key employees.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Funds stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Funds. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager’s representation that assets in the Funds’ complex increased during 2010, primarily due to market appreciation.

In addition, the Board noted the Manager’s representation that, many of the Funds enjoy the primary benefit of economies of scale because low comparable fee levels are already reflected in the current level of management & administration fees charged by the Manager, the current fee structure already provides an adequate mechanism for the sharing of economies of scale with shareholders and due to the existing low cost structure of the Funds that further breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager will use the Large Cap Value Fund model in managing its collective investment trust.

In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31, 2010.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper peer universe median. References to the Lipper expense universe below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Additional Considerations and Conclusions with Respect to the Retirement Income and Appreciation Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the impact of the Retirement Income and Appreciation Fund’s unique investment strategy on peer performance and expense ratio comparisons; (2) the Fund outperformed or performed in-line with the peer universe median for the one-, three- and five-year periods ended March 31, 2011; (3) the Manager underperformed the peer universe median with respect to its allocated portion of the Fund’s assets for the one-year period but outperformed for the three-, and five-year periods; and (4) the expense ratio of the Fund ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreement with Calamos Advisors LLC (“Calamos”), the Trustees considered the following additional factors: (1) Calamos underperformed the Merrill Lynch All U.S. Convertibles Index for the one-year period but outperformed for the three- and five-year periods ended March 31, 2011; and (2) the Manager’s recommendation to continue to retain Calamos.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and Calamos under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Retirement Income and Appreciation Fund and its shareholders would benefit from the Manager’s and Calamos’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Retirement Income and Appreciation Fund.

Additional Considerations and Conclusions with Respect to the High Yield Bond Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the High Yield Bond Fund outperformed the peer universe median for the one- and ten-year periods ended March 31, 2011, but underperformed for the three- and five-year periods; and (2) the expense ratio of the Institutional Class ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreement with Franklin Advisors, Inc. (“Franklin”) and Logan Circle, the Trustees considered the following additional factors: (1) Franklin outperformed the peer universe median for the one-year period ended March 31, 2011, but underperformed for the three-year period; (2) Logan Circle outperformed the peer universe median for the one-year period ended March 31, 2011; and (3) the Manager’s recommendation to continue to retain each subadvisor.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the High Yield Bond Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the High Yield Bond Fund.

Additional Considerations and Conclusions with Respect to the Intermediate Bond Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Intermediate Bond Fund outperformed the peer universe median for the five- and ten-year periods ended March 31, 2011, but underperformed for the one- and three-year periods; (2) the Manager outperformed the universe peer median with respect to its allocated portion of the Fund’s assets for the five- and ten-year periods ended March 31, 2011, but underperformed for the one- and three-year periods; and (3) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper universe.

In considering the renewal of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median with respect to its allocated portion of the Fund’s assets for the three-, five- and ten-year periods ended March 31, 2011, but underperformed for the one-year period; and (2) the Manager’s recommendation to continue to retain Barrow.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and Barrow under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Intermediate Bond Fund and its shareholders would benefit from the Manager’s and Barrow’s continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Intermediate Bond Fund.

Additional Considerations and Conclusions with Respect to the Short-Term Bond Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Short-Term Bond Fund outperformed its benchmark index for the one and three-year periods ended March 31, 2011. Longer-term returns were adversely affected by unusually high cash flow volatility in 2008 and 2009; (2) the Short-Term Bond Fund outperformed the Lipper Index for the five- and ten-year periods ending March 31, 2011; and (3) the expense ratio of the Institutional Class of Fund shares was the lowest of its Lipper expense group average.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Short-Term Bond Fund and its shareholders would benefit from the Manager’s continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Short-Term Bond Fund.

Trustees and Officers of the American Beacon Funds (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (74)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, Center Point Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust Funds (1996-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (67)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Brenda A. Cline (50)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, Trinity Valley School (2003-2004); Member; Trinity Valley School Endowment Committee (2004-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Eugene J. Duffy (57)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Thomas M. Dunning (69)	Trustee since 2008	Non-Executive Chairman (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Board Member, Baylor Health Care System Foundation (2007-present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-present); Board Member, John Tower Center for Political Studies/SMU (2008-Present); Board Member, University of Texas Development Board (2008-Present); Board Member, BancTec (2010 – Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Richard A. Massman (68)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-2011) and Director (2005-2011), The Dallas Opera Foundation; Chairman (2006-2010) and Director (2005-2009), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Director, The Retina Foundation of the Southwest (2000-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

R. Gerald Turner (65) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust Funds (2001-Present).

Paul J. Zucconi, CPA (71)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community services and products) (2010-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term
One Year

Gene L. Needles, Jr. (56)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President (2009-Present), American Beacon Mileage Funds; President (2009-Present), American Beacon Select Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

Trustees and Officers of the American Beacon Funds

(Unaudited)

William F. Quinn** (63)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman and Director (2008-Present), Lighthouse Holdings, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009), Director, Hicks Acquisition II, Inc. (2010-Present); Director, Crescent Real Estate Equities, Inc. (1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); the Independent Trustee, National Railroad Retirement Investment Trust (2011-Present); Trustee (1995-2008) and President (1995-2007, 2008-2009), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds, plc (2007-2009).

Rosemary K. Behan (52)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holding, Inc.; Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, U.S. Securities and Exchange Commission, (1995-2004).

Brian E. Brett (51)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment adviser) (1996-2004).

Wyatt Crumpler (45)	VP since 2007	Vice President, Asset Management (2009-Present) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Erica Duncan (41)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (57)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (50)	Treasurer since 2010	Vice President, Finance and Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.

Terri L. McKinney (47)	VP since 2010	Vice-President, Enterprise Services (2009-Present), Managing Director (2003-2009), and Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; President, Board of Trustees (2010-Present), Vice-President, Board of Trustees (2008-2010), and Trustee (2006-2008), Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (36)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (48)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (40)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

Trustees and Officers of the American Beacon Funds

(Unaudited)

John J. Okray (37)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Vice President, Oppenheimer Funds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), Senior Tax Analyst (1999-2004), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor, Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.	AR 10/11

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code February 16, 2010 to disclose a change in the Principal Financial Office. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$37,869	8/31/2010
$318,158	10/31/2010
$95,455	12/31/2010
$144,159	8/31/2011
$328,501	10/31/2011
$72,527	12/31/2011

(b)

Audit-Related Fees	Fiscal Year Ended
$ 0	8/31/2010
$ 12,375*	10/31/2010
$ 3,875*	12/31/2010
$ 0	8/31/2011
$ 0	10/31/2011
$ 0	12/31/2011

*Review of additional N-1A filings

(c)

Tax Fees	Fiscal Year Ended
$3,426	8/31/2010
$40,277	10/31/2010
$4,129	12/31/2010
$3,426	8/31/2011
$50,971	10/31/2011
$3,398	12/31/2011

(d)

All Other Fees	Fiscal Year Ended
$0	8/31/2010
$0	10/31/2010
$0	12/31/2010
$0	8/31/2011
$0	10/31/2011
$0	12/31/2011

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$ 3,246	$0	N/A	8/31/2010
$ 52,652	$0	N/A	10/31/2010
$ 8,004 (Revised)	$0	N/A	12/31/2010
$ 3,426	$7,885	N/A	8/31/2011
$ 50,971	$0	N/A	10/31/2011
$ 3,398	$0	N/A	12/31/2011

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: January 6, 2012

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer

Date: January 6, 2012